As Filed Electronically with the Securities and Exchange Commission on June 5,
                                     2006
                                             Securities Act File No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933   [X]
                        Pre-Effective Amendment No.  [ ]
                        Post-Effective Amendment No. [ ]

                               -----------------

                         COLUMBIA FUNDS SERIES TRUST I
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                             One Financial Center
                          Boston, Massachusetts 02111
              (Address of Principal Executive Offices) (Zip Code)

                                 617-426-3750
                 (Registrant's Area Code and Telephone Number)

                           R. Scott Henderson, Esq.
                        Columbia Management Group, LLC
                             One Financial Center
                          Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)

                               -----------------

                                With copies to:

          Brian D. McCabe, Esq.               Cameron S. Avery, Esq.
             Ropes & Gray LLP                 Bell, Boyd & Lloyd LLC
         One International Place        70 West Madison Street, Suite 3300
       Boston, Massachusetts 02110           Chicago, Illinois 60602

                               -----------------

                     TITLE OF SECURITIES BEING REGISTERED:

    Class A, Class B, Class C, and Class Z Shares of the Columbia Strategic Investor Fund series of the Registrant and Class A, Class B, Class C and Class
     Z shares of the Columbia Mid Cap Growth Fund series of the Registrant

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

   It is proposed that this filing will become effective on July 6, 2006 pursuant to Rule 488 under the Securities Act of 1933.

================================================================================

                     COLUMBIA MARSICO MID CAP GROWTH FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Marsico Mid Cap Growth Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, into Columbia Mid Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on September 6, 2006.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment adviser to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment goals, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger be approved and other conditions to the merger be satisfied, your current investment in the Acquired Fund will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,


                                           Christopher L. Wilson
                                           President and Chief Executive Officer
                                           Columbia Funds Series Trust

July 7, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 6, 2006
                                      OF
                     COLUMBIA MARSICO MID CAP GROWTH FUND
                    A Series of Columbia Funds Series Trust

                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

To the shareholders of Columbia Marsico Mid Cap Growth Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Marsico Mid Cap Growth Fund (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Mid Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on June 14, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                            By Order of the Boards of Trustees,


                                            James R Bordewick, Jr. Secretary

July 7, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT
                                 July 6, 2006

                 Acquisition of the Assets and Liabilities of

                     COLUMBIA MARSICO MID CAP GROWTH FUND

                        c/o Columbia Funds Series Trust
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079
                       by and in Exchange for Shares of

                         COLUMBIA MID CAP GROWTH FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-233-2079

TABLE OF CONTENTS

I.   Questions and Answers Regarding Approval of the Merger...............  5
II.  Proposal -- Merger of the Acquired Fund into the Acquiring Fund...... 13
     The Proposal......................................................... 13
     Principal Investment Risks........................................... 14
     Information about the Merger......................................... 15
III. General.............................................................. 21
     Voting Information................................................... 21
     Information about Proxies and the Conduct of the Meeting............. 21
Appendix A -- Form of Agreement and Plan of Reorganization................ 23
Appendix B -- Fund Information............................................  3
Appendix C -- Capitalization..............................................  5
Appendix D -- Information Applicable to the Acquiring Fund................  6
Appendix E -- Financial Highlights for the Acquiring Fund................. 20
Appendix F -- Comparison of Organizational Documents...................... 24

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 7, 2006.

   This Prospectus/Proxy Statement contains information a shareholder should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of June 1, 2006, with respect to the proposed acquisition of Columbia Marsico Mid Cap Growth Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust ("Series Trust"), by Columbia Mid Cap Growth Fund (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of Columbia Funds Series Trust I ("Trust I" and, together with Series Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of the Acquired Fund would receive Class A shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

   . The Statement of Additional Information of the Acquiring Fund dated July 6, 2006 relating to this Prospectus/Proxy Statement.

   . The Prospectuses of the Acquired Fund dated August 1, 2005, as supplemented.

   . The Statement of Additional Information of the Acquired Fund dated August 1, 2005, as supplemented.

   . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2006.

   The Acquired Fund previously has sent its Annual Report to its shareholders. For a free copy of the Acquired Fund's Annual Report or any of the documents listed above, call 1-866-233-2079, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund's Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-800-426-3760.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger is currently scheduled to take place late in the third quarter of 2006, or such other date as the parties may agree.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of the Acquired Fund, after the Merger, are expected to experience operating expense ratios that are lower than the total operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and the expense ratios of the Funds compare, and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges, the fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented for the Acquiring Fund on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (ended March 31, 2006 for the Acquired Fund and ended August 31, 2005 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, and are based on pro forma combined net assets as of February 28, 2006.

   Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, the expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total expense ratio of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund and Acquiring Fund, which will reduce the Acquired Fund's and Acquiring Fund's net asset value prior to the closing of the Merger by approximately $0.001 per share and $0.001 per share, respectively, based on shares outstanding as of February 28, 2006. Based on the expense ratios shown below, it is projected that, after the Merger, Acquired Fund and Acquiring

Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately two months after the Merger for the Acquired Fund and one month after the Merger for the Acquiring Fund. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees

(paid directly from your investment)

                     Columbia Marsico Mid Cap Growth Fund

                                       Class A    Class B    Class C    Class Z
                                       -------    -------    -------    -------
Maximum sales charge (load) imposed
  on purchases (%) (as a percentage
  of offering price)..................  5.75       0.00       0.00       0.00
Maximum deferred sales charge (load)
  on redemptions (%) (as a percentage
  of the lesser of original purchase
  price and net asset value)..........  1.00/(1)/  5.00/(2)/  1.00/(3)/  0.00
Redemption fee (%) (as a percentage
  of amount redeemed, if applicable)..    --         --         --         --
--------
(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) This charge decreases over time.
(3) This charge applies to investors who buy Class C shares and sell them within one year of buying them.

                       Columbia Mid Cap Growth Fund/(1)/

                                    Class A    Class B    Class C    Class Z
                                    -------    -------    -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)....  5.75       0.00       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as a
  percentage of the lesser of
  original purchase price and net
  asset value).....................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a
  percentage of amount redeemed,
  if applicable)...................      /(3)/      /(3)/      /(3)/      /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                       Columbia Mid Cap Growth Fund/(1)/
                             (pro forma combined)

                                    Class A    Class B    Class C    Class Z
                                    -------    -------    -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)....  5.75       0.00       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as a
  percentage of the lesser of
  original purchase price and net
  asset value).....................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a
  percentage of amount redeemed,
  if applicable)...................      /(3)/      /(3)/      /(3)/      /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

                     Columbia Marsico Mid Cap Growth Fund

                                                Class A Class B Class C Class Z
                                                ------- ------- ------- -------
Management fee (%)/(1)/........................  0.88    0.88    0.88    0.88
Distribution and service (12b-1) fees (%)......  0.25    1.00    1.00    0.00
Other expenses (%).............................  0.07    0.07    0.07    0.07
Total annual fund operating expenses (%).......  1.20    1.95    1.95    0.95
--------
(1) The Acquired Fund pays an advisor fee of 0.65% and an administration fee of 0.23%.

                         Columbia Mid Cap Growth Fund

                                              Class A   Class B Class C Class Z
                                             -------    ------- ------- -------
Management fee (%)/(1)/.....................  0.79       0.79    0.79    0.79
Distribution and service (12b-1) fees (%)...  0.25/(2)/  1.00    1.00    0.00
Other expenses (%)/(3)/.....................  0.17       0.17    0.17    0.17
                                              ----       ----    ----    ----
Total annual fund operating expenses (%)....  1.21       1.96    1.96    0.96
--------
(1) Management fee has been restated to reflect contractual changes to the management fee for the Acquiring Fund effective November 1, 2004.
(2) The Acquiring Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25%.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.

                         Columbia Mid Cap Growth Fund
                             (pro forma combined)

                                              Class A  Class B Class C Class Z
                                              -------  ------- ------- -------
 Management fee (%)/(1)/.....................  0.77     0.77    0.77    0.77
 Distribution and service (12b-1) fees (%)...  0.25(2)  1.00    1.00    0.00
 Other expenses (%)/(2)/.....................  0.12     0.12    0.12    0.12
 Total annual fund operating expenses (%)....  1.14     1.89    1.89    0.89
--------
(1) Management fees have been restated to reflect contractual changes to the management fee for the Acquiring Fund effective November 1, 2004.
(2) The Acquiring Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25%.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account the expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses tables. The Example Expenses use the following hypothetical conditions:

   .   $10,000 initial investment.

   .   5% total return for each year.

   .   Each Fund's operating expenses remain the same.

   .   Reinvestment of all dividends and distributions.

   .   Conversion of Class B shares to Class A shares after eight years.

Example Expenses
(actual costs may be higher or lower)

Columbia Marsico Mid Cap Growth Fund

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
Class A                                          $ 690   $ 934 $ 1,197  $ 1,946
Class B: did not sell shares...................  $ 198   $ 612 $ 1,052  $ 2,080
         sold all shares at end of period......  $ 698   $ 912 $ 1,252  $ 2,080
Class C: did not sell shares...................  $ 198   $ 612 $ 1,052  $ 2,275
         sold all shares at end of period......  $ 298   $ 612 $ 1,052  $ 2,275
Class Z                                          $  97   $ 303 $   525  $ 1,166

Columbia Mid Cap Growth Fund

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
Class A                                          $ 691   $ 937 $ 1,202  $ 1,957
Class B: did not sell shares...................  $ 199   $ 615 $ 1,057  $ 2,091
         sold all shares at end of period......  $ 699   $ 915 $ 1,257  $ 2,091
Class C: did not sell shares...................  $ 199   $ 615 $ 1,057  $ 2,285
         sold all shares at end of period......  $ 299   $ 615 $ 1,057  $ 2,285
Class Z                                          $  98   $ 306 $   531  $ 1,178

Columbia Mid Cap Growth Fund
(pro forma combined)

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
Class A                                          $ 685   $ 916 $ 1,167  $ 1,881
Class B: did not sell shares...................  $ 192   $ 594 $ 1,021  $ 2,016
         sold all shares at end of period......  $ 692   $ 894 $ 1,221  $ 2,016
Class C: did not sell shares...................  $ 192   $ 594 $ 1,021  $ 2,212
         sold all shares at end of period......  $ 292   $ 594 $ 1,021  $ 2,212
Class Z                                          $  91   $ 284 $   493  $ 1,096

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and policies of the Funds compare?

   The table below shows the investment goals and principal investment strategies of each Fund:

              Columbia Marsico Mid Cap Growth   Columbia Mid Cap Growth Fund
                   Fund (Acquired Fund)               (Acquiring Fund)
              -------------------------------- ------------------------------
 Investment   The Acquired Fund seeks          The Acquiring Fund seeks
 Goal(s)/     long-term capital growth by      significant capital
 Objective(s) investing primarily in equity    appreciation by investing,
              securities.                      under normal market
                                               conditions, at least 80% of
                                               its net assets (plus any
                                               borrowings for investment
                                               purposes) in stocks of
                                               companies with a market
                                               capitalization, at the time of
                                               initial purchase, equal to or
                                               less than the largest stock in
                                               the Russell Midcap Index.

 Principal      .   Under normal                 .   The Acquiring Fund may
 Investment         circumstances, the               also invest in
 Strategies         Acquired Fund will invest        securities convertible
                    at least 80% of its              into or exercisable for
                    assets in U.S. companies         stock (including
                    whose market                     preferred stock,
                    capitalizations are              warrants and
                    within the range of              debentures), and certain
                    companies within the             options and financial
                    Russell Midcap Growth            futures contracts
                    Index at the time of             (derivatives). The
                    initial purchase                 Acquiring Fund may also
                    (currently between $37.9         invest, to a limited
                    billion and $46.6                extent, in foreign
                    million, but subject to          securities, including
                    change due to market             American Depository
                    fluctuations) and that           Receipts.
                    are believed to have the
                    potential for long-term      .   The Acquiring Fund may
                    growth.                          invest up to 20% of its
                                                     total assets in foreign
                .   The Acquired Fund usually        securities.
                    holds a core position of
                    between 35 and 50 equity     .   The Acquiring Fund may
                    securities.                      invest in special
                                                     situations such as
                .   The Acquired Fund may            initial public offerings
                    hold up to 15% of its            (IPOs); companies that
                    assets in foreign                may benefit from
                    securities.                      technological or product
                                                     developments or new
                .   The Acquired Fund may            management; and
                    also invest in non-              companies involved in
                    equity securities (which         tender offers, leveraged
                    aren't part of its               buy-outs or mergers.
                    principal investment
                    strategies), but it won't    .   The Acquiring Fund may
                    hold more than 10% of its        also invest in
                    assets in any one type of        securities convertible
                    these non-equity                 into or exercisable for
                    securities.                      stock (including
                                                     preferred stock,
                .   In selecting investments         warrants and
                    for the Acquired Fund,           debentures), and certain
                    Marsico Capital uses an          options and financial
                    approach that combines           futures contracts
                    "top-down" macroeconomic         (derivatives). The
                    analysis with "bottom-up"        Acquiring Fund may also
                    stock selection. The             invest, to a limited
                    "top-down" approach takes        extent, in foreign
                    into consideration such          securities, including
                    macroeconomic factors as         American Depository
                    interest rates,                  Receipts.
                    inflation, demographics,
                    the regulatory
                    environment and the global
                  competitive landscape.         .   The Acquiring Fund may
                  In addition, Marsico               also invest in
                  Capital may also examine           securities convertible
                  other factors that may             into or exercisable for
                  include, without                   stock (including
                  limitation, the most               preferred stock,
                  attractive global                  warrants and
                  investment                         debentures), and certain
                  opportunities, industry            options and financial
                  consolidation, and the             futures contracts
                  sustainability of                  (derivatives). The
                  financial trends                   Acquiring Fund may also
                  observed. As a result of           invest, to a limited
                  the "top-down" analysis,           extent, in foreign
                  Marsico Capital seeks to           securities, including
                  identify sectors,                  American Depository
                  industries and companies           Receipts.
                  that may benefit from
                  the overall trends             .   The Acquiring Fund may
                  Marsico Capital has                also invest in
                  observed.                          securities convertible
                                                     into or exercisable for
              .   Marsico Capital then               stock (including
                  looks for individual               preferred stock,
                  companies with earnings            warrants and
                  growth potential that              debentures), and certain
                  may not be recognized by           options and financial
                  the market at large. In            futures contracts
                  determining whether a              (derivatives). The
                  particular company may             Acquiring Fund may also
                  be a suitable                      invest, to a limited
                  investment, Marsico                extent, in foreign
                  Capital may focus on any           securities, including
                  of a number of different           American Depository
                  attributes that may                Receipts.
                  include, without
                  limitation, the                .   In seeking to achieve
                  company's specific                 its investment goal, the
                  market expertise or                Acquiring Fund may
                  dominance; its franchise           invest in various types
                  durability and pricing             of securities and engage
                  power; solid                       in various investment
                  fundamentals (e.g., a              techniques which are not
                  strong balance sheet,              the principal focus of
                  improving returns on               the Acquiring Fund and,
                  equity, the ability to             therefore, are not
                  generate free cash flow,           described in this
                  apparent use of                    prospectus. These types
                  conservative accounting            of securities and
                  standards, and                     investment practices are
                  transparent financial              identified and discussed
                  disclosure); strong and            in the Fund's Statement
                  ethical management;                of Additional
                  commitment to                      Information.
                  shareholder interests;
                  and reasonable
                  valuations in the
                  context of projected
                  growth rates. This
                  process is called
                  bottom-up stock
                  selection.

              .   Marsico Capital may
                  reduce or sell
                  investments in portfolio
                  companies if, in the
                  opinion of Marsico
                  Capital, a company's
                  fundamentals change
                  substantively, its stock
                  price appreciates
                  excessively in relation
                  to fundamental earnings
                  growth prospects, the
                  company appears not to
                  realize its growth
                  potential, or there are
                  more attractive
                  investment opportunities
                  elsewhere.

                             FUNDAMENTAL POLICIES

The Acquiring Fund and the Acquired Fund have identical fundamental investment policies. As a matter of fundamental investment policy, neither the Acquiring Fund nor the Acquired Fund may:

   . underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:
       (a) in connection with the disposition of a portfolio security; or
       (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

   . purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

   . not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

   . purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
       (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

   . make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

   . borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

   . purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

                           NON-FUNDAMENTAL POLICIES

   . Neither Fund may invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

   The Acquiring Fund is subject to the following non-fundamental policies to which the Acquired Fund is not subject. The Acquiring Fund may not:

   . invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Acquiring Fund is taking a temporary defensive position due to a determination by the Acquiring Fund's advisor that adverse market conditions make it desirable to suspend temporarily the Acquiring Fund's normal investment activities.

   .   invest more than 20% of its total assets in foreign securities.

   The Acquired Fund is subject to the following non-fundamental policies to which the Acquiring Fund is not subject. The Acquired Fund may:

   . invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. If the Acquired Fund is purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
       Section 12(d)(1)(G), it will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or
       Section 12(d)(1)(G) of the 1940 Act.

   .   invest in futures or options contracts regulated by the CFTC for:
       (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of the Acquired Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the- money") required to establish the contracts.

   . lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Acquired Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

   . not make investments for the purpose of exercising control of management. (Investments by the Acquired Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

   . not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Acquired Fund segregates assets in the amount at least equal to the underlying security or asset.

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or the procedures for, purchases, redemptions or exchanges of shares.

   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquisition (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of this limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquiring and Acquired Fund Acquired Fund are approximately $58,306 and $52,424, respectively (approximately $0.001 per share and $0.001 per share, respectively, based on shares outstanding as of February 28, 2006), assuming completion of the Merger on that date. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on this proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

      II. PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to mid-cap company risk and foreign securities risk . The table below shows the principal investment risks of each
Fund:

   Small- or Mid-Cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

   Foreign Security Risk. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Acquiring Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Additionally, the Acquiring Fund is subject to management risk, derivative risk, equity stock risk, growth stock risk, convertible security risk, sector risk , and special situation risk.

   Management Risk. Management risk means that the advisor's investment decisions might produce losses or cause the Acquiring Fund to under perform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds.

   Derivative Risk. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Acquiring Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Acquiring Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Acquiring Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Acquiring Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

   Equity Risk. Since it purchases equity securities, the Acquiring Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may under perform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Growth Stock Risk. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Convertible Security Risk. Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   Sector Risk. Sector risk is inherent in the Acquiring Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Acquiring Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

   Special Situation Risk. Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to the security's market price.

   For more information about the principal investment risks and other investment risks of the Acquiring Fund, please see Appendix D.

   Shareholders of the Acquired Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur late in the third quarter of 2006. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

   . The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

   . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

   . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

   . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

   . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Series Trust and the Trustees of Trust I.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Acquired Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

   . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

   . The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchasing, redeeming and exchanging shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current policies and procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

   . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

   . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Series Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Series Trust at a meeting held on April 4, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

   1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

   2.   various potential shareholder benefits of the Merger;

   3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

   4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

   5. the investment objectives and principal investment strategies of the Funds;

   6. that holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund are expected to experience lower total operating expense ratios as respective holders of Class A, Class B, Class C and Class Z shares of the Acquiring Fund after the Merger;

   7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

   8. various aspects of the Merger and the Agreement and Plan of Reorganization;

   9. the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

   10. that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund have similar investment goals and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ending December 31, 2005 for Class A shares of the Acquired Fund and the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                     Columbia Marsico Mid Cap Growth Fund
                                (Acquired Fund)

18.32%    20.48%    3.30%   43.45%   14.30%  -20.18%  -36.55%   29.21%   14.10%     4.83
1996        1997     1998     1999     2000     2001     2002     2003     2004     2005

For period shown in bar chart:
Best quarter: 4th Quarter 1999, +32.63
Worst quarter: 3rd Quarter 2001, -30.72

                         Columbia Mid Cap Growth Fund
                               (Acquiring Fund)

13.07%    12.64%   16.64%   36.33%   13.84%  -20.98%   -24.64   29.86%    6.88%    16.08
1996        1997     1998     1999     2000     2001     2002     2003     2004     2005

For period shown in bar chart:
Best quarter: 4th Quarter 1999, +37.43%
Worst quarter: 1st Quarter 2001, -20.28%
--------
(1) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 20, 1985.

   The following tables list the average annual total return (reflecting applicable sales charges) for Class A, Class B, Class C and Class Z shares of each of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   Columbia Marsico Mid Cap Growth Fund/(1)/

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
Class A (%)
   Return Before Taxes................................. (1.19)  (5.90)   5.94
   Return After Taxes on Distributions................. (1.19)  (5.90)   4.48
   Return After Taxes on Distributions and Sale of
     Fund Shares....................................... (0.78)  (4.92)   4.61
Class B (%)
   Return Before Taxes................................. (1.24)  (5.93)   5.74
   Return After Taxes on Distributions................. (1.24)  (5.93)   4.20
   Return After Taxes on Distributions and Sale of
     Fund Shares....................................... (0.81)  (4.94)   4.44
Class C (%)
   Return Before Taxes.................................  2.83   (5.55)   5.83
   Return After Taxes on Distributions.................  2.83   (5.55)   4.29
   Return After Taxes on Distributions and Sale of
     Fund Shares.......................................  1.84   (4.63)   4.52
Class Z (%)
   Return Before Taxes.................................  5.16   (4.52)   6.85
   Return After Taxes on Distributions.................  5.16   (4.52)   5.40
   Return After Taxes on Distributions and Sale of
     Fund Shares.......................................  3.35   (3.79)   5.42

Russell MidCap Growth Index (%)........................ 12.10    1.38    9.27
--------
(1) The inception dates of Class A shares, Class B shares, Class C shares and Class Z shares are December 10, 1992, June 7, 1993, December 18, 1992 and December 4, 1992, respectively. The return for the index shown is from November 30, 1992.

                       Columbia Mid Cap Growth Fund/(1)/

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
Class A (%)
   Return Before Taxes.................................  9.41   (2.00)   7.62
   Return After Taxes on Distributions.................  9.19   (2.21)   5.56
   Return After Taxes on Distributions and Sale of
     Fund Shares.......................................  6.40   (1.75)   5.54
Class B (%)
   Return Before Taxes................................. 10.20   (1.67)   8.01
   Return After Taxes on Distributions.................  9.97   (1.90)   5.94
   Return After Taxes on Distributions and Sale of
     Fund Shares.......................................  6.94   (1.48)   5.90
Class C (%)
   Return Before Taxes................................. 14.22   (1.25)   8.03
   Return After Taxes on Distributions................. 13.99   (1.90)   5.96
   Return After Taxes on Distributions and Sale of
     Fund Shares.......................................  9.55   (1.48)   5.92
Class Z (%)
   Return Before Taxes................................. 16.36   (0.59)   8.39
   Return After Taxes on Distributions................. 16.14   (0.81)   6.32
   Return After Taxes on Distributions and Sale of
     Fund Shares....................................... 10.94   (0.56)   6.23

Russell Midcap Index (%)............................... 12.65    8.45   12.49
Russell Midcap Growth Index (%)........................ 12.10    1.38    9.27
--------
(1) Class A, Class B, and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class C shares were initially offered on October 13, 2003, Class A and Class B shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 20, 1985.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

   .   the Merger will constitute a reorganization within the meaning of
       Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
       Section 368(b) of the Code;

   . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

   . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

   . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

   . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

   . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

   . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

   . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

   . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
       Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, Series Trust and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF SERIES TRUST, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the majority of the shares of the Acquired Fund represented at the meeting in person or by proxy. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on [September 6, 2005], at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 7, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through mailing this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in
the solicitation of proxies, at an estimated cost of $[      ].

Voting Process. You can vote in any one of the following ways:

   a.   By mail, by filling out and returning the enclosed Proxy Card;

   b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

   c.   In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Fund's principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2006, is by and among Columbia Funds Series Trust (the "Trust"), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), Columbia Funds Series Trust I (the "Acquiring Trust"), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

      This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and
Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

             (a) Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

             (b) Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

             (c) Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1

             (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

      1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.    VALUATION.

      2.1. For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

      2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1. The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

      3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

      3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

      3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

      3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1. Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

             (a) The Acquired Trust is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware;

             (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

             (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

             (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

             (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

             (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

             (g) Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

             (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

      (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

      (j) Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

      (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

      (l) The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

      (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

      (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

      (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

      (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2. Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The Acquiring Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

      (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

      (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

      (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (f) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

      (h) Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

      (j) The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

      (k) Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

      (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

      (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (n) The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

      (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

      (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

      Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

      5.1. Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2. Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3. In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4. The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5. Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

      5.6. Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

      The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

             (a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

      (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

      (c) The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

      (d) The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

      (e) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

      (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

      (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

      (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

      (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

      The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1. The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2. The Acquiring Fund shall have received a favorable opinion of Morrisson & Foerster LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

             (a) The Acquired Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

             (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

             (c) The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

             (d) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

             (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

             (f) Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

             (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

             (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

      7.3. Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

      7.4. The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5. The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

      The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

      8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

             (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of
                    Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

             (b)    No gain or loss will be recognized by the Acquired Fund
                    (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

             (c) No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

             (d) The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

             (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

             (f) No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

             (g) The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

             (h) The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

             (i) The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
                    Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

             The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

             Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.    BROKERAGE FEES AND EXPENSES.

      9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1. Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1. This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

             (a) of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

             (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

             (c) any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this

                    Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                    If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

      11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          Columbia Funds Series Trust,
                                          on behalf of each Acquired Fund

                                          By:
                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:
                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Columbia Funds Series Trust I,
                                          on behalf of each Acquiring Fund

                                          By:
                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:
                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT ADVISORS, LLC

                                          By:
                                                  -----------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A

            Acquired Fund                           Acquiring Fund
           (Share Classes)                         (Share Classes)
           ---------------                         ---------------
Columbia Marsico Mid Cap Growth Fund    Columbia Mid Cap Growth Fund
   A                                       A
   B                                       B
   C                                       C
   Z                                       Z

Columbia Municipal Income Fund          Columbia Tax-Exempt Fund
   A                                       A
   B                                       B
   C                                       C
   Z                                       Z

Columbia Florida Intermediate           Columbia Intermediate Municipal Bond
  Municipal Bond Fund                     Fund
   A                                       A
   B                                       B
   C                                       C
   Z                                       Z

Columbia Texas Intermediate Municipal   Columbia Intermediate Municipal Bond
  Bond Fund                               Fund
   A                                       A
   B                                       B
   C                                       C
   Z                                       Z

Columbia Intermediate Core Bond Fund    Columbia Core Bond Fund
   A                                       A
   B                                       B
   C                                       C
   Z                                       Z

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

        Acquired Fund                  Share Class           Authorized Capital
        -------------                  -----------           ------------------
 Columbia Marsico Mid Cap                   A                    Unlimited
   Growth Fund
                                            B                    Unlimited
                                            C                    Unlimited
                                            Z                    Unlimited
 Columbia Municipal Income                  A                    Unlimited
   Fund
                                            B                    Unlimited
                                            C                    Unlimited
                                            Z                    Unlimited
 Columbia Florida                           A                    Unlimited
   Intermediate Municipal
   Bond Fund
                                            B                    Unlimited
                                            C                    Unlimited
                                            Z                    Unlimited
 Columbia Texas Intermediate                A                    Unlimited
   Municipal Bond Fund
                                            B                    Unlimited
                                            C                    Unlimited
                                            Z                    Unlimited
 Columbia Intermediate Core                 A                    Unlimited
   Bond Fund
                                            B                    Unlimited
                                            C                    Unlimited
                                            Z                    Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

        Acquiring Fund               Share Class          Authorized Capital
        --------------               -----------        ----------------------
Columbia Mid Cap Growth Fund              A                   Unlimited
                                          B                   Unlimited
                                          C                   Unlimited
                                          D                   Unlimited
                                          G                   Unlimited
                                          R                   Unlimited
                                          T                   Unlimited
                                          Z                   Unlimited

Columbia Tax-Exempt Fund                  A                   Unlimited
                                          B                   Unlimited
                                          C                   Unlimited
                                          Z                   Unlimited

Columbia Intermediate
  Municipal Bond Fund                     A                   Unlimited
                                          B                   Unlimited
                                          C                   Unlimited
                                          G                   Unlimited
                                          T                   Unlimited
                                          Z                   Unlimited

Columbia Core Bond Fund                   A                   Unlimited
                                          B                   Unlimited
                                          C                   Unlimited
                                          G                   Unlimited
                                          T                   Unlimited
                                          Z                   Unlimited

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For each class of shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                    Number of Shares
                                Outstanding and Entitled
                        Class           to Vote
                        -----   ------------------------
                        Class A            [ ]
                        Class B            [ ]
                        Class C            [ ]
                        Class Z            [ ]

Ownership of Shares

   As of June 14, 2006, Series Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                     Columbia Marsico Mid Cap Growth Fund
                                (Acquired Fund)

Class A

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class B

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class C

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class Z

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

                         Columbia Mid Cap Growth Fund
                               (Acquiring Fund)

Class A

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class B

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class C

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]

Class Z

                                                                 Percentage of
                                                                  Outstanding
                                       Number of  Percentage of Shares of Class
                                      Outstanding  Outstanding    Owned Upon
                                       Shares of    Shares of    Consummation
Name and Address of Shareholder       Class Owned  Class Owned      Merger*
-------------------------------       ----------- ------------- ---------------
                                          [ ]          [ ]            [ ]
--------
* Percentage owned assuming completion of the Merger on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Columbia Marsico Mid Cap Growth Fund and the Columbia Mid Cap Growth Fund as of February 28, 2006, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Columbia Marsico Mid Cap Growth Fund by the Columbia Mid Cap Growth Fund as of that date.

                     Columbia Marsico Mid Columbia Mid Cap               Columbia Mid Cap
                       Cap Growth Fund      Growth Fund      Pro Forma     Growth Fund
                       (Acquired Fund)    (Acquiring Fund)  Adjustments   Fund Combined
                     -------------------- ---------------- ------------  ----------------
Class A
Net asset value.....     $ 30,343,212       $ 10,949,236   $     (3,651)  $   41,288,797
Shares outstanding..        2,113,972            432,913       (914,186)       1,632,699
Net asset value per
  share.............     $      14.35       $      25.29                  $        25.29

Class B
Net asset value.....     $ 15,898,812       $  7,991,596   $     (2,040)  $   23,888,368
Shares outstanding..        1,266,155            324,045       (621,453)         968,747
Net asset value per
  share.............     $      12.56       $      24.66                  $        24.66

Class C
Net asset value.....     $  1,918,128       $  1,447,378   $       (273)  $    3,365,233
Shares outstanding..          151,835             58,569        (74,213)         136,191
Net asset value per
  share.............     $      12.63       $      24.71                  $        24.71

Class D
Net asset value.....               --       $    425,929   $        (24)  $      425,905
Shares outstanding..               --             17,257             --           17,257
Net asset value per
  share.............               --       $      24.68                  $        24.68

Class G
Net asset value.....               --       $    756,159   $        (42)  $      756,117
Shares outstanding..               --             30,741             --           30,741
Net asset value per
  share.............               --       $      24.60                  $        24.60

Class R
Net asset value.....               --       $     10,186   $         (1)  $       10,185
Shares outstanding..               --                403             --              403
Net asset value per
  share.............               --       $      25.28                  $        25.28

Class T
Net asset value.....               --       $ 30,236,599   $     (1,699)  $   30,234,900
Shares outstanding..               --          1,193,665             --        1,193,665
Net asset value per
  share.............               --       $      25.33                  $        25.33

Class Z
Net asset value.....     $534,500,542       $881,308,419   $   (103,000)  $1,415,705,961
Shares outstanding..       35,542,891         34,408,005    (14,674,050)      55,276,846
Net asset value per
  share.............     $      15.04       $      25.61                  $        25.61

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund (the "Fund"):

HOW TO BUY SHARES

      A financial advisor can help a shareholder establish an appropriate investment portfolio, buy shares and monitor a shareholder's investments. When the Fund receives a shareholder's purchase request in "good form," a shareholder's shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documents it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed the order with a shareholder's financial advisor or the Fund's transfer agent has received the shareholder's completed application including all necessary signatures. The USA Patriot Act may require the Fund to obtain certain personal information from a shareholder which the Fund will use to verify such shareholder's identity. If a shareholder does not provide the information, we may not be able to open such shareholder's account. If we are unable to verify a shareholder's customer information, we reserve the right to close such shareholder's account or to take such other steps as we deem reasonable.

INVESTMENT MINIMUMS

      The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment minimum is $25. There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.

Outlined below are the various options for buying shares:

Method                                               Instructions
------                                  --------------------------------------
Through a shareholder's financial       A financial advisor can help an
  advisor                               account and buy Fund shares on a
                                        shareholder's behalf. To receive the
                                        current trading day's price, a
                                        financial advisor must receive a
                                        request prior to the close of regular
                                        trading on the New York Stock Exchange
                                        (''NYSE''), usually 4:00 p.m. Eastern
                                        time. A financial advisor may charge
                                        fees for executing the purchase.

By check                                For new accounts, send a completed
(new account)                           application and check made payable to
                                        the Fund to the transfer agent,
                                        Columbia Management Services, Inc.,
                                        P.O. Box 8081, Boston, MA 02266-8081.

By check                                For existing accounts fill out and
(existing account)                      return the additional investment stub
                                        included in the account statement, or
                                        send a letter of instruction including
                                        the Fund name and account number with
                                        a check made payable to the Fund to
                                        Columbia Management Services, Inc.,
                                        P.O. Box 8081, Boston, MA 02266-8081.

By exchange                             A financial advisor may acquire shares
                                        of the Fund by exchanging shares in a
                                        different fund distributed by Columbia
                                        Management Distributors, Inc. for
                                        shares of the same class of the Fund
                                        (and, in some cases, certain other
                                        classes) at no additional cost. There
                                        may be an additional sales charge if
                                        exchanging from a money market fund.
                                        To exchange by telephone, call
                                        1-800-422-3737.

By wire Shares of the Fund may be purchased by wiring money from a bank account to a shareholder's Fund account. To wire funds to a shareholder's Fund account, call 1-800-422-3737 for wiring instructions.

By electronic funds transfer            Shares of the Fund may be purchased by
                                        electronically transferring money from
                                        a bank account to the Fund account by
                                        calling 1-800-422-3737. An electronic
                                        funds transfer may take up to two
                                        business days to settle and be
                                        considered in "good form." A
                                        shareholder must set up this feature
                                        prior to the telephone request. Be
                                        sure to complete the appropriate
                                        section of the application.

Automatic investment plan               Monthly or quarterly investments may
                                        be made automatically from a bank
                                        account to the Fund account.
                                        Pre-authorized amounts may be selected
                                        to be sent via electronic funds
                                        transfer. Be sure to complete the
                                        appropriate section of the application
                                        for this feature.

Automated dollar cost averaging         Dividends distributed by another fund
                                        may be automatically invested into the
                                        same class of shares of the Fund (and,
                                        in some cases, certain other classes)
                                        at no additional sales charge. There
                                        may be an additional sales charge if
                                        exchanging from a money market fund.
                                        To invest dividends in the Fund, call
                                        1-800-345-6611.

By dividend diversification             Shares of the Fund may be purchased by
                                        exchanging $100 or more each month
                                        from another fund for shares of the
                                        same class of the Fund at no
                                        additional cost. Exchanges will
                                        continue so long as the fund balance
                                        is sufficient to complete the
                                        transfers. The program may be
                                        terminated or the amount of the
                                        exchange changed (subject to the $100
                                        minimum) by calling 1-800-345-6611.
                                        There may be an additional sales
                                        charge if exchanging from a money
                                        market fund. Be sure to complete the
                                        appropriate section of the account
                                        application for this feature.

SALES CHARGES

      A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge ("CDSC") when selling, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

CHOOSING A SHARE CLASS

      The Fund offers seven classes of shares -- Class A, B, C, D, T, G and Z. Class D, T & G shares are offered in a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount a shareholder is investing and the number of years for which the shareholder is willing to invest. Based on a shareholder's personal situation, their financial advisor can help decide which class of shares makes the most sense for the shareholder. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Class Z shareholders are offered exclusively to certain institutional and other investors. Based on a shareholder's personal situation, the shareholder's financial advisor can help a shareholder decide which class of shares makes the most sense. The Fund also offers additional classes of shares, exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Class A shares

      Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of the initial investment when opening the account. The sales charge a shareholder pays on an additional investment is based on the total amount of the purchase and the current value of the account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

                             Class A Sales Charges

                                                           % of offering price
                          As a % of the public As a % of  retained by financial
Amount purchased             offering price    investment        advisor
----------------          -------------------- ---------- ---------------------
Less than $50,000........         5.75            6.10            5.00
$50,000 to less than
  $100,000...............         4.50            4.71            3.75
$100,000 to less than
  $250,000...............         3.50            3.63            2.75
$250,000 to less than
  $500,000...............         2.50            2.56            2.00
$500,000 to less than
  $1,000,000.............         2.00            2.04            1.75
$1,000,000 or more.......         0.00            0.00            0.00

      Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring the account value above $1 million are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

      For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases over $1 Million
Amount purchased                                                   Commission %
-------------------------                                          ------------
Less than $3 million..............................................     1.00
$3 million to less than $50 million...............................     0.50
$50 million or more...............................................     0.25

      For certain group retirement plans, financial advisors will receive a 1.00% commission from the distributor on all purchases less than $3 million.

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When placing an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those a shareholder has held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

      There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

      Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of their immediate family may be combined with the value of the current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

      Statement of Intent. A shareholder may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If the Statement of Intent purchases are not completed within 13 months, a shareholder will be charged the applicable sales charge on the amount invested to that date. To calculate the total value of the Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

      The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .   Individual accounts

   .   Joint accounts

   .   Certain IRA accounts

   .   Certain trusts

   .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include the shareholder's spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of the dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of the investment in a Columbia money market fund held in an eligible account may be aggregated with the shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C. How does a shareholder obtain a breakpoint discount?

      The steps necessary to obtain a breakpoint discount depend on how the account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify the shareholder's financial advisor at the time the shareholder purchase shares of the existence of each eligible account maintained by the shareholder or their immediate family. It is the sole responsibility of the shareholder's financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder owns shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D. How can a shareholder obtain more information about breakpoint discounts?

      Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B shares

      Purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor an up-front commission on sales of Class B shares as described in the chart below.

Class B Sales Charges                                           % deducted when
Holding Period After Purchase                                   shares are sold
-----------------------------                                   ---------------
Through first year.............................................      5.00
Through second year............................................      4.00
Through third year.............................................      3.00
Through fourth year............................................      3.00
Through fifth year.............................................      2.00
Through sixth year.............................................      1.00
Longer than six years..........................................      0.00

   Commission to financial advisors is 4.00%.
   Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares

      Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, a shareholder may sell them at any time without paying a CDSC. The distributor pays the financial advisor an up-front commission of 1.00% on sales of Class C shares as described in the chart below.

                                                                % deducted when
Holding Period After Purchase                                   shares are sold
-----------------------------                                   ---------------
Through first year.............................................      1.00
Longer than one year...........................................      0.00

Class Z Shares

      Purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold. Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

HOW TO EXCHANGE SHARES

      A shareholder may exchange the shareholder's shares for shares of the same share class (and in some cases certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, the shareholder will not be charged a CDSC upon the exchange. However, when the shareholder sells the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when a shareholder originally purchased the shares the shareholder is exchanging. For purposes of computing the CDSC, the length of time the shareholder has owned the shares will be computed from the date of the original purchase and the applicable CDSC will be the CDSC of the original fund. Unless the shareholder's account is part of a tax-deferred retirement plan, an exchange is a taxable event, and the shareholder may realize a gain or a loss for tax purposes. The Fund may terminate the shareholder's exchange privilege if the advisor determines that the shareholder's exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have the account and taxpayer identification numbers available when calling.

Class Z Shares

      A shareholder may exchange the shareholder's shares for Class Z or Class A shares (only if Class Z is not offered) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. Unless the shareholder's account is part of a tax-deferred retirement plan, an exchange is a taxable event, and the shareholder may realize a gain or a loss for tax purposes. The Fund may terminate the exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have the account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

      A shareholder's financial advisor can help determine if and when the shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open. When the Fund receives a shareholder's sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information. The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after the request is received in "good form"). However, if the shareholder purchased shares by check, the Fund may delay sending the proceeds from the sale of the shareholder's shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on un-cashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
------            ------------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order.
financial advisor To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time.
                  The financial advisor may charge fees for executing a redemption.

By exchange       A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management
                  Distributors, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone      A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder do not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, the shareholder should note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to your bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic   A shareholder may automatically sell a specified dollar amount withdrawal plan or percentage of an account on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. The $5,000 minimum balance has been waived for wrap accounts. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested.
                Be sure to complete the appropriate section of the account application for this feature.

By electronic A shareholder may sell shares of the Fund and request that the Funds transfer proceeds be electronically transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

   The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

      The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

      For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round- trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

      The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

      The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

Rule 12b-1 Plan

      The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, C and D shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C and Class D shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B, Class C and Class D shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Directors limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on the shareholder's investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation

      In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

      Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events. In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary. In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT A SHAREHOLDER'S ACCOUNT

How the Fund's Share Price Is Determined

      The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

      When a shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the shareholder order before that day's transactions are processed. If a shareholder requests a transaction through the shareholder's financial advisor, the shareholder's financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

      The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

      The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. A shareholder can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." A shareholder can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

      If A shareholder's account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send a written notification of any such action and provide details on how a shareholder can add money to the account to avoid this penalty.

Share Certificates

      Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes

      The Fund has the potential to make the following distributions:

Types of Distributions

      Dividends Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund. Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

UNDERSTANDING FUND DISTRIBUTIONS

      The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options

      The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. Shareholders can choose one of the options listed in the table below for these distributions when opening an account. To change the distribution option, call 1-800-345-6611. If a shareholder does not indicate on the application or at the time the account is established the preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

      Reinvest all distributions in additional shares of a shareholder's current fund

      Reinvest all distributions in shares of another fund

      Receive dividends in cash (see options below) and reinvest capital gains

      Receive all distributions in cash (with one of the following options):

      .   send the check to a shareholder's address of record

      .   send the check to a third party address

      . transfer the money to a shareholder's bank via electronic funds transfer

      Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

      Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

      In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

      In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

INVESTMENT ADVISOR

      Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund. For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to 0.81% of average daily net assets of the Fund.

Portfolio Managers

Kenneth A. Korngiebel, a senior vice president of Columbia Management, is the lead manager for the Fund and has managed or co-managed the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Management or its predecessors since July, 1996.

Wayne M. Collette, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Collette has been associated with Columbia Management or its predecessors since 2001. Prior to 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

J. Michael Kosicki, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004. Prior to 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

George J. Myers, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Myers has been associated with Columbia Management or its predecessors since 2004. Prior to 2004, Mr. Myers was a portfolio manager with Dresdner RCM Global Investors from 1999 to 2004.

Theodore R. Wendell, a vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.

Legal Proceedings

      On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

      Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

      Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

      A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

      In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

      On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

      On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the Advisor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under
Section 48(a) of the ICA were not dismissed.

      On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

      The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Hypothetical Investment and Expense Information

      The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B, C and D shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement.

Class A Shares

                          Maximum
                           Sales    Initial Hypothetical
                          Charge    Investment Amount    Assumed Rate of Return
                        ----------- -------------------  ----------------------
                           5.75%        $10,000.00                 5%
                        ----------- -------------------  ----------------------
                                             Cumulative  Hypothetical
                        Cumulative             Return      Year-End
                          Return    Annual     After       Balance     Annual
                        Before Fees Expense    Fees &    After Fees &  Fees &
Year                    & Expenses   Ratio    Expenses     Expenses   Expenses
----                    ----------- -------  ----------  ------------ ---------
1......................     5.00%    1.21%     -2.18%     $ 9,782.21  $  691.20
2......................    10.25%    1.21%      1.53%     $10,152.95  $  120.61
3......................    15.76%    1.21%      5.38%     $10,537.75  $  125.18
4......................    21.55%    1.21%      9.37%     $10,937.13  $  129.92
5......................    27.63%    1.21%     13.52%     $11,351.65  $  134.85
6......................    34.01%    1.21%     17.82%     $11,781.88  $  139.96
7......................    40.71%    1.21%     22.28%     $12,228.41  $  145.26
8......................    47.75%    1.21%     26.92%     $12,691.87  $  150.77
9......................    55.13%    1.21%     31.73%     $13,172.89  $  156.48
10.....................    62.89%    1.21%     36.72%     $13,672.14  $  162.41
Total Gain After Fees
  & Expenses...........                                   $ 3,672.14
Total Annual Fees &
  Expenses.............                                               $1,956.64

Class B Shares

                         Maximum
                          Sales    Initial Hypothetical
                         Charge    Investment Amount    Assumed Rate of Return
                       ----------- -------------------  ----------------------
                          0.00%        $10,000.00                 5%
                       ----------- -------------------  ----------------------
                                            Cumulative  Hypothetical
                       Cumulative             Return      Year-End
                         Return    Annual     After       Balance     Annual
                       Before Fees Expense    Fees &    After Fees &  Fees &
Year                   & Expenses   Ratio    Expenses     Expenses   Expenses
----                   ----------- -------  ----------  ------------ ---------
1.....................     5.00%    1.96%      3.04%     $10,304.00  $  198.98
2.....................    10.25%    1.96%      6.17%     $10,617.24  $  205.03
3.....................    15.76%    1.96%      9.40%     $10,940.01  $  211.26
4.....................    21.55%    1.96%     12.73%     $11,272.58  $  217.68
5.....................    27.63%    1.96%     16.15%     $11,615.27  $  224.30
6.....................    34.01%    1.96%     19.68%     $11,968.37  $  231.12
7.....................    40.71%    1.96%     23.32%     $12,332.21  $  238.15
8.....................    47.75%    1.96%     27.07%     $12,707.11  $  245.39
9.....................    55.13%    1.21%     31.89%     $13,188.71  $  156.67
10....................    62.89%    1.21%     36.89%     $13,688.56  $  162.61
Total Gain After Fees
  & Expenses..........                                   $ 3,688.56
Total Annual Fees &
  Expenses............                                               $2,091.18

Class C Shares

                          Maximum
                           Sales    Initial Hypothetical
                          Charge    Investment Amount    Assumed Rate of Return
                        ----------- -------------------  ----------------------
                           0.00%        $10,000.00                 5%
                        ----------- -------------------  ----------------------
                                             Cumulative  Hypothetical
                        Cumulative             Return      Year-End
                          Return    Annual     After       Balance     Annual
                        Before Fees Expense    Fees &    After Fees &  Fees &
Year                    & Expenses   Ratio    Expenses     Expenses   Expenses
----                    ----------- -------  ----------  ------------ ---------
1......................     5.00%    1.96%      3.04%     $10,304.00  $  198.98
2......................    10.25%    1.96%      6.17%     $10,617.24  $  205.03
3......................    15.76%    1.96%      9.40%     $10,940.01  $  211.26
4......................    21.55%    1.96%     12.73%     $11,272.58  $  217.68
5......................    27.63%    1.96%     16.15%     $11,615.27  $  224.30
6......................    34.01%    1.96%     19.68%     $11,968.37  $  231.12
7......................    40.71%    1.96%     23.32%     $12,332.21  $  238.15
8......................    47.75%    1.96%     27.07%     $12,707.11  $  245.39
9......................    55.13%    1.96%     30.93%     $13,093.41  $  252.85
10.....................    62.89%    1.96%     34.91%     $13,491.45  $  260.53
Total Gain After Fees
  & Expenses...........                                   $ 3,491.45
Total Annual Fees &
  Expenses.............                                               $2,285.28

Class Z Shares

                          Maximum
                           Sales    Initial Hypothetical
                          Charge    Investment Amount    Assumed Rate of Return
                        ----------- -------------------  ----------------------
                           0.00%        $10,000.00                 5%
                        ----------- -------------------  ----------------------
                                             Cumulative  Hypothetical
                        Cumulative             Return      Year-End
                          Return    Annual     After       Balance     Annual
                        Before Fees Expense    Fees &    After Fees &  Fees &
Year                    & Expenses   Ratio    Expenses     Expenses   Expenses
----                    ----------- -------  ----------  ------------ ---------
1......................     5.00%    0.96%      4.04%     $10,404.00  $   97.94
2......................    10.25%    0.96%      8.24%     $10,824.32  $  101.90
3......................    15.76%    0.96%     12.62%     $11,261.62  $  106.01
4......................    21.55%    0.96%     17.17%     $11,716.59  $  110.30
5......................    27.63%    0.96%     21.90%     $12,189.94  $  114.75
6......................    34.01%    0.96%     26.82%     $12,682.42  $  119.39
7......................    40.71%    0.96%     31.95%     $13,194.79  $  124.21
8......................    47.75%    0.96%     37.28%     $13,727.86  $  129.23
9......................    55.13%    0.96%     42.82%     $14,282.46  $  134.45
10.....................    62.89%    0.96%     48.59%     $14,859.47  $  139.88
Total Gain After Fees
  & Expenses...........                                   $ 4,859.47
Total Annual Fees &
  Expenses.............                                               $1,178.05

           Appendix E -- Financial Highlights for the Acquiring Fund

The financial highlights table is intended to help you understand the Acquiring Fund's financial performance. Information is shown for the Acquiring Fund's fiscal periods since inception, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Class A, B, or C share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. You can request a free annual report containing those financial statements by calling 1-866-233-2079.

                                   Year ended    Period ended   Period ended
                                   August 31,     August 31,    December 31,
                                ---------------  ------------   ------------
                                 2005     2004    2003/(a)/      2002/(b)/
                                Class A  Class A   Class A        Class A
                                -------  ------- ------------   ------------
Net asset value -- Beginning
  of period ($)................  16.99    18.09     14.77          15.15
Income from Investment
  Operations ($):
   Net investment loss/(c)/....  (0.15)   (0.23)    (0.14)         (0.02)
   Net realized and unrealized
     gain (loss) on
     investments and foreign
     currency..................   5.32    (0.87)     3.46          (0.36)
                                 -----    -----     -----          -----
Total from Investment
  Operations...................   5.17    (1.10)     3.32          (0.38)
                                 -----    -----     -----          -----
Net asset value -- End of
  period ($)...................  22.16    16.99     18.09          14.77
                                 -----    -----     -----          -----
Total return (%)/(d)/ /(e)/....  30.43    (6.08)    22.48(f)       (2.51)(f)
                                 -----    -----     -----          -----
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands) ($)...............  6,078    4,432     4,525          1,180
Ratio of operating expenses to
  average net assets (%)/(g)/..   1.23     1.53      1.60/(h)/      1.49/(h)/
Ratio of interest expense to
  average net assets (%).......    /(i)/     --        --             --
Ratio of total expenses to
  average net assets (%)/(g)/..   1.23     1.53      1.60/(h)/      1.46/(h)/
Ratio of net investment loss
  to average net assets
  (%)/(g)/.....................  (0.76)   (1.21)    (1.31)/(h)/    (1.22)/(h)/
Waiver (%).....................   0.05     0.02      0.01/(h)/      0.01/(h)/
Portfolio turnover rate (%)....    104      139        78/(f)/        88
--------
(a) The Acquiring Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                   Year ended    Period ended   Period ended
                                   August 31,     August 31,    December 31,
                                ---------------  ------------   ------------
                                 2005     2004    2003/(a)/      2002/(b)/
                                Class B  Class B   Class B        Class B
                                -------  ------- ------------   ------------
Net asset value -- Beginning
  of period ($)................  16.75    17.98     14.76          15.15
Income from Investment
  Operations ($):
   Net investment loss/(c)/....  (0.30)   (0.36)    (0.22)         (0.04)
   Net realized and unrealized
     gain (loss) on
     investments and foreign
     currency..................   5.24    (0.87)     3.44          (0.35)
                                 -----    -----     -----          -----
Total from Investment
  Operations...................   4.94    (1.23)     3.22          (0.39)
                                 -----    -----     -----          -----
Net asset value -- End of
  period ($)...................  21.69    16.75     17.98          14.76
                                 -----    -----     -----          -----
Total return (%)/(d)/ /(e)/....  29.49    (6.84)    21.82(f)       (2.57)(f)
                                 -----    -----     -----          -----
Ratios /Supplemental Data:
Net assets, end of period (in
  thousands) ($)...............  6,377    5,079     4,242          3,383
Ratio of operating expenses to
  average net assets (%)/(g)/..   1.98     2.29      2.36(h)        2.32/(h)/
Ratio of interest expense to
  average net assets (%).......    /(i)/     --        --             --
Ratio of total expenses to
  average net assets (%)/(g)/..   1.98     2.29      2.36(h)        2.32/(h)/
Ratio of net investment loss
  to average net assets
  (%)/(g)/.....................  (1.51)   (1.97)    (2.06)/(h)/    (2.05)/(h)/
Waiver (%).....................   0.05     0.10      0.12/(h)/      0.12/(h)/
Portfolio turnover rate (%)....    104      139        78/(f)/        88
--------
(a) The Acquiring Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                                       Year ended
                                                       August 31,
                                                   -------------------
                                                     2005       2004
                                                    Class C    Class C(a)
                                                   -------     ----------
Net asset value -- Beginning of period ($)........  16.79        17.88
Income from Investment Operations ($):............
   Net investment loss/(b)/.......................  (0.30)       (0.30)
   Net realized and unrealized gain (loss) on
     investments and foreign currency.............   5.25        (0.79)
                                                    -----        -----
Total from Investment Operations..................   4.95        (1.09)
                                                    -----        -----
Net asset value -- End of period ($)..............  21.74        16.79
                                                    -----        -----
Total return (%)/(c)/ /(d)/.......................  29.48        (6.10)(e)
                                                    -----        -----
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ($)......    674          501
Ratio of operating expenses to average net assets
  (%)/(g)/........................................   1.98         2.18(g)
Ratio of interest expense to average net assets
  (%).............................................       /(h)/      --
Ratio of total expenses to average net assets (%)
  /(g)/...........................................   1.98         2.18(g)
Ratio of net investment loss to average net
  assets (%)/(g)/.................................  (1.52)       (1.83)(g)
Waiver (%)........................................   0.05         0.08(g)
Portfolio turnover rate (%).......................    104          139
--------
(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Rounds to less than 0.01%.

                                                                 Period Ended
                                          Year Ended August 31,   August 31,         Year Ended December 31,
                                         -------------------     ------------    ------------------------------
                                          2005        2004        2003/(a)/       2002/(b)/   2001      2000
                                         Class Z     Class Z       Class Z        Class Z    Class Z   Class Z
                                         -------     -------     ------------    --------    -------  ---------
Net asset value -- Beginning of period
  ($)...................................   17.14       18.17         14.79         19.60       25.99      29.93
Income from Investment Operations ($):
   Net investment loss..................   (0.10)(c)   (0.14)(c)     (0.08)(c)     (0.13)(c)   (0.11)     (0.10)
   Net realized and unrealized gain
     (loss) on investments and foreign
     currency...........................    5.37       (0.89)         3.46         (4.68)      (5.35)      4.45
                                         -------     -------       -------       -------     -------  ---------
Total from Investment Operations........    5.27       (1.03)         3.38         (4.81)      (5.46)      4.35
                                         -------     -------       -------       -------     -------  ---------
Less Distributions ($):.................
   From net realized gains..............      --          --            --            --       (0.93)     (8.29)
Net asset value -- End of period ($)....   22.41       17.14         18.17         14.79       19.60      25.99
                                         -------     -------       -------       -------     -------  ---------
Total return (%)/(d)/ /(e)/.............   30.75(e)    (5.67)(e)     22.85(e)(f)  (24.54)(e)  (20.98)     13.84
                                         -------     -------       -------       -------     -------  ---------
Ratios /Supplemental Data:
Net assets, end of period (in
  thousands) ($)........................ 799,505     825,988       998,943       807,342     786,071  1,095,525
Ratio of operating expenses to average
  net assets (%)/(g)/...................    0.98        1.07          1.09(h)       1.12        1.08       0.99
Ratio of interest expense to average
  net assets (%)........................     /(i)/        --            --            --          --         --
Ratio of total expenses to average net
  assets (%)/(g)/.......................    0.98        1.07          1.09(h)       1.12        1.08       0.99
Ratio of net investment loss to average
  net assets (%)/(g)/...................   (0.52)      (0.75)        (0.80)(h)     (0.85)      (0.49)     (0.38)
Waiver (%)..............................    0.05        0.05          0.05(h)       0.05          --         --
Portfolio turnover rate (%).............     104         139            78/(f)/       88         186        169

--------
(a) The Acquiring Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were re-designated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%

             Appendix F -- Comparison of Organizational Documents

Comparison of the Declarations of Trust of Columbia Funds Series Trust and Columbia Funds Series Trust I.

This document highlights the material differences between the terms of the Declarations of Trust of Columbia Funds Series Trust ("Series Trust") and Columbia Funds Series Trust I ("Trust I").

Shareholder voting rights: Series Trust 's Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust's independent public accountant. Trust I's Declaration of Trust provides for the same voting rights plus the ability to vote on 1) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders, and 2) with respect to the termination of the Trust or any series or class by the shareholders.

Shareholder meetings, quorum and voting: Series Trust's Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of Series Trust may call shareholder meetings. A quorum is met when 33 1/3% of the shares entitled to vote are present. Trust I provides that only the Trustees may call shareholder meetings. A quorum is met when 30% of the shares entitled to vote are present. Both Series Trust and Trust I require a majority of shares voted to decide all matters, except that a plurality shall elect a Trustee. Trust I also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares entitled to vote of such series or class is required to decide the question.

Notice to shareholders and proxies: Both Series Trust and Trust I's Declarations of Trust require that notice of shareholder meetings be sent to shareholders not less than 7 days prior to the meeting. Series Trust 's Declaration of trust also limits the mailing of the notice to no more than 120 days before the meeting. Both allow notices to be sent by mail, fax, internet or email, however Series Trust 's Declaration of Trust also specifically allows notices to be sent via telephone or telegram, while Trust I permits notice to be given "by facsimile or other electronic transmission." In general, both Trusts allow shares to be voted in person or by proxy. Series Trust limits this right where a proposal by anyone other than the Officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the Officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Declaration of Trust: Both Series Trust and Trust I's Trustees can amend the Declaration of Trust without shareholder approval. However, Trust I's Trustees are required to provide notice of any non-ministerial amendment to shareholders.

Termination of the trust, series or class: Series Trust and any series thereof maybe terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, Series Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote. CFST I and any series or class thereof may also be terminated at any time by the Trustees or at any time by vote of at least 66 2/3% of the shares entitled to vote.

Merger, consolidation or conversion: The Trustees of both Series Trust and Trust I have the power to cause the Trust or any series to be merged or consolidated with another trust or company. Trust I's Trustees are expressly allowed to transfer all or a substantial portion of the assets of the Trust to another trust or company. Both Series Trust and Trust I's Boards may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Only Series Trust Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval, although Trust I Trustees have plenary authority, and Trust I does not limit the ability of the Trust I Trustees to undertake such a transaction without shareholder approval.

Committees: Series Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of Series Trust may form or abolish other committees. CFST I does not have any standing committees, but the Trustees do have the power to form committees consisting of one or more Trustees to exercise the powers and authority of the Trustees to the extent the Trustees determine.

Trustee removal: Series Trust Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares. Trust I Trustees may be removed with or without cause by majority vote of the Trustees.

Trustee liability and indemnification: Series Trust Trustees will not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee's official capacity,
2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

      Trust I Trustees are specifically exempted from liability for neglect of officers, agents or employees of the Trust. In addition, Trust I Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

      With respect to expenses incurred in defending Trustees, Series Trust Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking,
2) the Trust has insurance for losses arising by reason of lawful advances or
3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification. Trust I's Bylaws contain similar provisions.

Distributions: Trust I's Trustees make distributions of net income at least yearly. Series Trust 's Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

                         COLUMBIA YOUNG INVESTOR FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Young Investor Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust I, a Massachusetts business trust, into Columbia Strategic Investor Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on September 6, 2006.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment advisor to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger be approved and other conditions to the merger be satisfied, your current investment in the Acquired Fund will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                  Sincerely,


                                                  Christopher L. Wilson
                                                  President and Chief Executive
                                                  Officer
                                                  Columbia Funds Series Trust I

July 7, 2006

   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2006

                         COLUMBIA YOUNG INVESTOR FUND
                   A Series of Columbia Funds Series Trust I

                             One Financial Center
                       Boston, Massachusetts, 02111-2621
                                1-800-426-3750

To the shareholders of Columbia Young Investor Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Young Investor Fund (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Strategic Investor Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on June 14, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                                  By Order of the Board of
                                                    Trustees,


                                                  James R. Bordewick, Jr.,
                                                    Secretary


July 7, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT
                                 July 6, 2006

                 Acquisition of the Assets and Liabilities of

                         COLUMBIA YOUNG INVESTOR FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts, 02111-2621
                                1-866-233-2079

                       by and in Exchange for Shares of

                       COLUMBIA STRATEGIC INVESTOR FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-800-233-2079

TABLE OF CONTENTS

I.   Questions and Answers Regarding Approval of the Merger..............    4
II.. Proposal -- Merger of the Acquired Fund into the Acquiring Fund.....   12
     The Proposal........................................................   12
     Principal Investment Risks..........................................   12
     Information about the Merger........................................   13
III. General.............................................................   19
     Voting Information..................................................   19
     Information about Proxies and the Conduct of the Meeting............   19
Appendix A -- Form of Agreement and Plan of Reorganization...............
Appendix B -- Fund Information...........................................  A-2
Appendix C -- Capitalization.............................................  A-4
Appendix D -- Information Applicable to the Acquiring Fund...............  A-5
Appendix E -- Financial Highlights for the Acquiring Fund................ A-20

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 7, 2006.

   This Prospectus/Proxy Statement contains information a shareholder should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of June 1, 2006, with respect to the proposed acquisition of Columbia Young Investor Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust I ("Trust I"), by Columbia Strategic Investor Fund (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of Trust I (the "Agreement and Plan of Reorganization").

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks. The Acquiring Fund pursues this objective by emphasizing investments in companies the Acquiring Fund's investment advisor believes are undervalued relative to their intrinsic worth or prior history, while devoting more attention to growth and earnings of companies than is normally associated with a fund using a strict value approach. The Acquiring Fund seeks companies that are attractively valued and that are demonstrating or show the potential to demonstrate earnings growth, improving cash flow and improving return on invested capital. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of the Acquired Fund would receive Class A shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated July 6, 2006, relating to this Prospectus/Proxy Statement.

  . The Prospectuses of the Acquired Fund dated February 1, 2006, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated February 1, 2006, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated September 30, 2005, and the unaudited financial statements included in Semiannual Report to Shareholders of the Acquired Fund dated March 31, 2006.

   The Acquired Fund previously has sent its Annual Report and Semiannual Report to its shareholders. For a free copy of the Acquired Fund's Annual Report or Semiannual Report, or any of the documents listed above, call 1-800-426-3750, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund's Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-866-233-2079.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the third quarter of 2006.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies (although the Acquiring Fund does not emphasize securities of companies producing products that children or teenagers use, are aware of, or have an interest in). Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of the Acquired Fund, after the Merger, are expected to experience net operating expense ratios that are lower than the net operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented for the Acquiring Fund on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses for each Fund's most recent fiscal year (ended September 30, 2005 for the Acquired Fund and ended August 31, 2005 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger (based on pro forma combined net assets as of February 28, 2006).

   Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, the net expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the net expense ratio of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund's net asset value prior to the closing of the Merger (by approximately $0.010 per share based on shares outstanding as of February 28, 2006). Based on the expense ratios shown below, it is projected that, after the Merger, shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately 12 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from your investment)

                      Columbia Young Investor Fund/ (1)/

                                    Class A    Class B    Class C    Class Z
                                    -------    -------    -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)....  5.75       0.00       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as a
  percentage of the lesser of
  purchase price and redemption
  price)...........................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a
  percentage of the amount
  redeemed, if applicable).........   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                     Columbia Strategic Investor Fund/(1)/

                                    Class A    Class B    Class C    Class Z
                                    -------    -------    -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)....  5.75       0.00       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as a
  percentage of the lesser of
  purchase price and redemption
  price)...........................  1.00/(2)/  5.00       1.00       0.00
Redemption fee (%) (as a
  percentage of the amount
  redeemed, if applicable).........   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                     Columbia Strategic Investor Fund/(1)/
                             (pro forma combined)

                                    Class A    Class B    Class C    Class Z
                                    -------    -------    -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)....  5.75       0.00       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as a
  percentage of the lesser of
  purchase price and redemption
  price)...........................  1.00/(2)/  5.00       1.00/(3)/  0.00
Redemption fee (%) (as a
  percentage of the amount
  redeemed, if applicable).........   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

                         Columbia Young Investor Fund

                                             Class A    Class B Class C Class Z
                                             -------    ------- ------- -------
Management fee (%)/(1)/.....................  0.76       0.76    0.76    0.76
Distribution and service (12b-1) fees (%)...  0.35/(4)/  1.00    1.00    0.00
Other expenses (%)/(2)(3)/..................  0.53       0.53    0.53    0.53
                                              ----       ----    ----    ----
Total annual fund operating expenses
  (%)/(2)(4)/...............................  1.64/(4)/  2.29    2.29    1.29

                       Columbia Strategic Investor Fund

                                                Class A Class B Class C Class Z
                                                ------- ------- ------- -------
Management fee (%).............................  0.75    0.75    0.75    0.75
Distribution and service (12b-1) fees (%)......  0.25    1.00    1.00    0.00
Other expenses (%)/(3)/........................  0.21    0.21    0.21    0.21
                                                 ----    ----    ----    ----
Total annual fund operating expenses (%).......  1.21    1.96    1.96    0.96

                       Columbia Strategic Investor Fund
                             (pro forma combined)

                                                Class A Class B Class C Class Z
                                                ------- ------- ------- -------
Management fee (%)/(5)(6)/.....................   0.70    0.70    0.70    0.70
Distribution and service (12b-1) fees (%)......   0.25    1.00    1.00    0.00
Other expenses (%)/(3)/........................   0.40    0.40    0.40    0.40
                                                 -----   -----   -----   -----
Total annual fund operating expenses (%).......   1.35    2.10    2.10    1.10
Expense reimbursements (%)/(7)/................  -0.12   -0.12   -0.12   -0.12
                                                 -----   -----   -----   -----
Net expenses (%)...............................   1.23    1.98    1.98    0.98

--------
(1) The Acquired Fund pays a management fee of 0.58% and an administration fee of 0.18%.
(2) The Acquired Fund's advisor has voluntarily agreed to reimburse the Acquired Fund for certain expenses so that the transfer agency fees for each of Class A, Class B, Class C and Class Z shares will not exceed 0.10%. If the reimbursement were reflected in the table, other expenses for each share class would be 0.28% and total annual fund operating expenses for Class A, Class B, Class C and Class Z shares would be 1.34%, 2.04%, 2.04% and 1.04%, respectively (taking into account the 12b-1 waiver discussed in footnote (4) below). This arrangement may be modified or terminated by the advisor at any time.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.
(4) The Acquired Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.34% (taking into account the reimbursement discussed in footnote (2) above). This arrangement may be modified or terminated by the distributor at any time.
(5) The Acquiring Fund currently pays a fee for management and administrative services at an annual rate of 0.75%. If the Merger is consummated, the Acquiring Fund will pay separate management and administrative fees at rates that decrease as the net assets of the Acquiring Fund increase. The new management fee schedule would be as follows: 0.600% for assets up to $500,000,000; 0.550% for assets in excess of $500,000,000 and up to
    $1,000,000,000; and 0.500% for assets in excess of $1,000,000,000. The new administrative fee schedule would be as follows: 0.150% for assets up to $1,000,000,000; and 0.125% for assets in excess of $1,000,000,000.
(6) The Acquiring Fund will pay a management fee of 0.56% and an administration fee of 0.14%.
(7) Columbia Management has contractually agreed to reimburse the Acquiring Fund for certain expenses so that the total annual fund operating expenses (excluding extraordinary items, taxes, 12b-1 fees brokerage commissions and interest) do not exceed 0.98%. This reimbursement will remain in effect until at least December 31, 2007.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The "1 Year" column in the tables reflect any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. They use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  .   Conversion of Class B shares to Class A shares after eight years.

Example Expenses
(actual costs may be higher or lower)

Columbia Young Investor Fund                 1 Year 3 Years 5 Years 10 Years
----------------------------                 ------ ------- ------- --------
Class A                                      $ 732  $ 1,063 $ 1,415 $ 2,407
Class B: did not sell shares................ $ 232  $   715 $ 1,225 $ 2,463
         sold all shares at end of period... $ 732  $ 1,015 $ 1,425 $ 2,463
Class C: did not sell shares................ $ 232  $   715 $ 1,225 $ 2,626
         sold all shares at end of period... $ 332  $   715 $ 1,225 $ 2,626
Class Z                                      $ 131  $   409 $   708 $ 1,556

Columbia Strategic Investor Fund             1 Year 3 Years 5 Years 10 Years
--------------------------------             ------ ------- ------- --------
Class A                                      $ 691   $ 937  $ 1,202 $ 1,957
Class B: did not sell shares................ $ 199   $ 615  $ 1,057 $ 2,091
         sold all shares at end of period... $ 699   $ 915  $ 1,257 $ 2,091
Class C: did not sell shares................ $ 199   $ 615  $ 1,057 $ 2,285
         sold all shares at end of period... $ 299   $ 615  $ 1,057 $ 2,285
Class Z                                      $  98   $ 306  $   531 $ 1,178

Columbia Strategic Investor Fund
(pro forma combined)                         1 Year 3 Years 5 Years 10 Years
--------------------------------             ------ ------- ------- --------
Class A                                      $ 693   $ 967  $ 1,261 $ 2,096
Class B: did not sell shares................ $ 201   $ 646  $ 1,118 $ 2,230
         sold all shares at end of period... $ 701   $ 946  $ 1,318 $ 2,230
Class C: did not sell shares................ $ 201   $ 646  $ 1,118 $ 2,422
         sold all shares at end of period... $ 301   $ 646  $ 1,118 $ 2,422
Class Z                                      $ 100   $ 338  $   595 $ 1,329

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and investment policies of the Funds compare?

The table below shows the investment goal and principal investment strategies of each Fund:

            Columbia Young Investor Fund    Columbia Strategic Investor Fund
                  (Acquired Fund)                   (Acquiring Fund)
           -------------------------------  ---------------------------------

Investment   The Acquired Fund seeks          The Acquiring Fund seeks
Goal         long-term growth.                long-term growth of capital by
                                              using a "value" approach to
                                              invest primarily in common
                                              stocks.

Principal  . Under normal circumstances,    . The Acquiring Fund seeks to
Investment   the Acquired Fund will           achieve its investment goal by
Strategies   invest at least 80% of its       emphasizing investments in
             total assets in common           companies its investment
             stocks believed to have          advisor believes are
             long-term growth potential.      undervalued relative to their
                                              intrinsic worth or prior
           . The Acquired Fund may invest     history, while devoting more
             in companies of any size,        attention to the growth and
             ranging from small-cap           earnings of companies than is
             companies to large-cap           normally associated with a fund
             companies, and its               using a strict value approach.
             investments are diversified
             among industries and market    . The Acquiring Fund may invest
             sectors. It seeks to invest      in companies of any size, and
             in companies that produce        may also invest a significant
             products or provide services     percentage of its assets in
             that the advisor believes        small- and mid-cap sized
             children or teenagers use,       companies.
             are aware of, or have an
             interest in.                   . The Acquiring Fund may invest
                                              up to 33% of its assets in
           . The Acquired Fund may invest     foreign securities, including
             up to 33% of its assets in       American Depositary Receipts.
             foreign stocks, including
             American Depositary Receipts.  . The Acquiring Fund may invest in securities convertible into
           . The Acquired Fund may invest     or exercisable for stock
             in securities convertible        (including preferred stock,
             into or exercisable for          warrants and debentures),
             stock (including preferred       certain options and financial
             stock, warrants and              futures contracts
             debentures), certain options     ("derivatives").
             and financial futures          .
             contracts ("derivatives").

   The Funds' fundamental investment policies are identical, and are set forth below. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote. As a matter of fundamental policy:

  . The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except when it might be deemed to be an underwriter either
      (a) in connection with the disposition of a portfolio security or (b) in connection with the purchase of securities directly from the issuer in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

  . The Fund may not purchase or sell real estate, except it may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

  . The Fund may not purchase or sell commodities, except that it may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation on the Acquiring Fund does not apply to foreign currency transactions including without limitation forward currency contracts.

  . The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) nothwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (i) up to 25% of its total assets may be invested without regard to these limitations and
      (ii) its assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

   In addition to the fundamental investment policies set forth above, the Acquired Fund is subject to certain non-fundamental investment policies to which the Acquiring Fund is not subject. The Acquired Fund may not:

   (1) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transaction in options, futures and options on futures);
        (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

   (2)  invest in companies for the purpose of exercising control or management;

   (3) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

   (4) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange or American Stock Exchange;

   (5) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or a similar entity;

   (6) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

   (7) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transaction), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
        (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

   (8) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund's shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia Management and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund are approximately $613,760 (approximately $0.010 per share based on shares outstanding as of February 28, 2006), assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on this proposal. Each whole share (or fractional share) outstanding on June 14, 2006 shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on June 14, 2006 (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

      II. PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies (although the Acquiring Fund does not emphasize securities of companies producing products that children or teenagers use, are aware of, or have an interest in). The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, equity risk, value stocks risk, small or mid-cap companies risk, foreign securities risk, emerging markets risk and derivatives risk, each of which is described below.

   Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal.

   Market risk means that security prices in a market, sector or industry may fall, reducing the value of a shareholder's investment.

   Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

   Small or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies or U.S. dollars without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible impositions of currency exchange controls.

   Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   In addition to the risks described above, the Acquiring Fund also is subject to special situations companies risk and convertible securities risk, each of which is described below.

   Special situations companies have risks because they often involve major corporate changes and, thus, present a high degree of uncertainty as to the market price of their securities.

   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion prices). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

   Shareholders of the Acquired Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, principal investment strategies and investment policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur late in the third quarter of 2006, or such other date as the parties may agree under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of each of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur late in the third quarter of 2006).

  . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of the Acquired Fund in complete liquidation of the Acquired Fund.

  . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Trust I.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Acquired Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

  . They will bear the same sales charges (including CDSCs, if any) as the current Acquired Fund shares to the extent such charges apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Acquired Fund shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the rights of shareholders with respect to and the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees, including all Trustees who are not "interested persons" of Trust I (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees at a meeting held on April 12, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

   1. the similarity of the investment strategies and objectives of the Acquiring Fund and the Acquired Fund;

   2. the fact that the Acquiring Fund and Acquired Fund are managed by the same portfolio team.

   3. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

   4.   various potential shareholder benefits of the Merger;

   5. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

   6. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

   7. that holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund are expected to experience lower net operating expense ratios as respective holders of Class A, Class B, Class C and Class Z shares of the Acquiring Fund after the Merger;

   8. Columbia Management's commitment, until the first annual update of the Fund's registration statement occurring after the first anniversary after the Merger, to bear a portion of the Acquiring Fund's expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.98% of the Acquiring Fund's average net assets;

   9. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

   10.  the potential benefits of the Merger to Columbia and its affiliates;

   11. various aspects of the Merger and the Agreement and Plan of Reorganization;

   12. the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger; and

   13. that Columbia Management and the Acquired Fund will bear the costs associated with the Merger, such costs to be borne by the Acquired Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

   If the Merger is approved by shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period or the period since inception ending December 31, 2005 for Class A shares of the Acquired Fund and Class A shares of the Acquiring Fund, respectively. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                         Columbia Young Investor Fund
                                (Class A)/(1)/

      1996   1997   1998   1999   2000    2001    2002    2003  2004  2005
      ----  -----  -----  -----  ------  ------  ------  -----  ----  ----
     35.10% 26.28% 17.65% 31.69% -10.05% -21.99% -24.55% 27.30% 8.41% 6.15%

For period shown in bar chart:      The Acquired Fund's year-to- date total
Best quarter: 4th quarter           return through March 31, 2006 was 4.46%
1999 , +28.42%
Worst quarter: 3rd quarter
2001, -24.60%

(1) Class A is a newer class of shares. Its performance information includes returns of the Acquired Fund's Class Z shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 29, 2002, and Class Z shares were initially offered on April 29, 1994.

                       Columbia Strategic Investor Fund
                                (Class A)/(1)/

                        2001   2002   2003   2004  2005
                        ----  -----  -----  -----  ----
                       29.76% -8.63% 36.12% 15.45% 7.87%

For period shown in bar chart:           The Acquiring Fund's year-to- date
Best quarter: 2nd quarter 2003,          total return through March 31,
+19.84%                                  2006 was 5.08%
Worst quarter: 3rd quarter 2002,
-17.37%
--------
(1) Class A is a newer class of shares. Its performance information includes returns of the Acquiring Fund's Class Z shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 9, 2000.

   The following tables list the average annual total return (reflecting applicable sales charges) for each class of shares of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year/since inception periods ended December 31, 2005 for Class A, Class B, Class C and Class Z shares of the Acquired Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. All returns reflect the reinvestment of dividends and distributions. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Columbia Young Investor Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                  1 Year  5 Years   10 Years
                                                  ------ ---------- --------
Class A (%)
   Return before taxes...........................  0.08  -4.06/(1)/   6.81/(1)/
   Return after taxes on distributions...........  0.05  -4.08/(1)/   6.25/(1)/
   Return after taxes on distributions and sale    0.08  -3.41/(1)/   5.79/(1)/
     of fund shares..............................
Class B (%)
   Return before taxes...........................  0.35  -3.78/(1)/   7.18/(1)/
Class C (%)
   Return before taxes...........................  4.34  -3.37/(1)/   7.19/(1)/
Class Z (%)
   Return before taxes...........................  6.37       -2.89   7.46
Russell 3000 Index/(2)/(%).......................  6.12        1.58   9.20
--------
(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Acquired Fund's Class Z shares (the oldest existing share class) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, Class B and Class C shares, respectively). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B and Class C shares were initially offered on July 29, 2002, and Class Z shares were initially offered on April 29, 1994.

(2) The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest U.S. companies (based on market capitalization). Unlike the Acquired Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Strategic Investor Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                             1 Year  5 Years    Since Inception
                                             ------ -------     ---------------
Class A (%)
Return Before Taxes.........................  0.93   13.45/(1)/      15.64/(1)/
Return After Taxes on Distributions......... (0.52)  12.95/(1)/      15.13/(1)/
Return After Taxes on Distributions and       1.85   11.65/(1)/      13.63/(1)/
  Sale of Fund Shares.......................
Class B (%)
Return Before Taxes.........................  1.34   14.00/(1)/      16.30/(1)/
Class C (%)
Return Before Taxes.........................  5.29   14.25/(1)/      16.41/(1)/
Class Z (%)
Return Before Taxes.........................  7.38   15.00           17.06
Russell 3000 Value Index/(2)/(%)............  6.85    5.86            6.21
S&P 500 Index/(3)/ (%)......................  4.91    0.54           (0.58)
--------
(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing share class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rules 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class C shares were initially offered on October 13, 2003, Class A and Class B shares were initially offered on November 1, 2002 and Class Z shares were initially offered on November 9, 2000.
(2) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Acquiring Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(3) The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Unlike the Acquiring Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF TRUST I, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the shares present at the meeting if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 7, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[.].

Voting Process. Shareholders can vote in any one of the following ways:

   a.   By mail, by filling out and returning the enclosed Proxy Card;

   b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

   c.   In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting. Each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on June 14, 2006 (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of shares of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2006, is by and among Columbia Funds Series Trust I, (the "Trust") as an Acquired Trust on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), and as an Acquiring Trust on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

      This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and
Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

             (a) Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

             (b) Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

             (c) Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

      1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.    VALUATION.

      2.1. For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

      2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1. The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

      3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the

             Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

      3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

      3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

      3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1. Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

             (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

             (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

             (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

             (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

             (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

             (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

             (g) Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

             (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

             (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

             (j) Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

             (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

             (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

             (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

             (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

             (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

             (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

             (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

             (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

      4.2. Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

             (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

             (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

             (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

             (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

             (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

             (f) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

             (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

             (h) Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

             (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

             (j) The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

             (k) Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

             (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

             (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

             (n) The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

             (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

             (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

             Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

      5.1. Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2. Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3. In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4. The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5. Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

      5.6. Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

      The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

             (a) The Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

             (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

             (c) The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

             (d) The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

             (e) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

             (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

             (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

             (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

             (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

      The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1. The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

             (a) The corresponding Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

             (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

             (c) The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

             (d) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

             (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

             (f) Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

             (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

             (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

      7.3. Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

      7.4. The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5. The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

      The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

      8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

             (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of
                    Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

             (b)    No gain or loss will be recognized by the Acquired Fund
                    (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

             (c) No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

             (d) The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

             (e) No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

             (f) The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

             (g) The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefor were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

             (h) The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
                    Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

             The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

             Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.    BROKERAGE FEES AND EXPENSES.

      9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all expenses.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1. Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1. This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding

             Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

             (a) of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

             (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

             (c) any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
                    Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                    If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

      11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquired Fund and the corresponding Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                             Columbia Funds Series Trust I,
                                             on behalf of each Acquired Fund

                                             By:
                                                    ---------------------------
                                             Name:  Christopher L. Wilson
                                             Title: President

                                             ATTEST:

                                             By:
                                                    ---------------------------
                                             Name:  James R. Bordewick, Jr.
                                             Title: Secretary

                                             Columbia Funds Series Trust I,
                                             on behalf of each Acquiring Fund

                                             By:
                                                    ---------------------------
                                             Name:  Christopher L. Wilson
                                             Title: President

                                             ATTEST:

                                             By:
                                                    ---------------------------
                                             Name:  James R. Bordewick, Jr.
                                             Title: Secretary

                                             Solely for purposes of Paragraph
                                             9.2 of the Agreement

                                             COLUMBIA MANAGEMENT ADVISORS, LLC

                                             By:
                                                    ---------------------------
                                             Name:
                                             Title:

                                   EXHIBIT A

             Acquired Fund                         Acquiring Fund
            (Share Classes)                        (Share Classes)
            ---------------                        ---------------
 Columbia Tax-Managed Growth Fund       Columbia Large Cap Growth Fund
    A                                      A
    B                                      B
    C                                      C
    E                                      E
    F                                      F
    Z                                      Z

 Columbia Growth Stock Fund             Columbia Large Cap Growth Fund
    A                                      A
    B                                      B
    C                                      C
    Z                                      Z

 Columbia Utilities Fund                Columbia Dividend Income Fund
    A                                      A
    B                                      B
    C                                      C
    Z                                      Z

 Columbia Young Investor Fund           Columbia Strategic Investor Fund
    A                                      A
    B                                      B
    C                                      C
    Z                                      Z

 Columbia Tax-Exempt Insured Fund       Columbia Tax-Exempt Fund
    A                                      A
    B                                      B
    C                                      C

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

             Acquired Fund                  Share Class      Authorized Capital
             -------------                  -----------      ------------------
 Columbia Tax-Managed Growth Fund                A               Unlimited
                                                 B               Unlimited
                                                 C               Unlimited
                                                 E               Unlimited
                                                 F               Unlimited
                                                 Z               Unlimited

 Columbia Growth Stock Fund                      A               Unlimited
                                                 B               Unlimited
                                                 C               Unlimited
                                                 Z               Unlimited

 Columbia Utilities Fund                         A               Unlimited
                                                 B               Unlimited
                                                 C               Unlimited
                                                 Z               Unlimited

 Columbia Young Investor Fund                    A               Unlimited
                                                 B               Unlimited
                                                 C               Unlimited
                                                 Z               Unlimited

 Columbia Tax-Exempt Insured Fund                A               Unlimited
                                                 B               Unlimited
                                                 C               Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

         Acquiring Fund                  Share Class         Authorized Capital
         --------------                  -----------         ------------------
Columbia Large Cap Growth Fund                A                  Unlimited
                                              B                  Unlimited
                                              C                  Unlimited
                                              E                  Unlimited
                                              F                  Unlimited
                                              G                  Unlimited
                                              T                  Unlimited
                                              Z                  Unlimited

Columbia Dividend Income Fund                 A                  Unlimited
                                              B                  Unlimited
                                              C                  Unlimited
                                              G                  Unlimited
                                              T                  Unlimited
                                              Z                  Unlimited

Columbia Strategic Investor Fund              A                  Unlimited
                                              B                  Unlimited
                                              C                  Unlimited
                                              D                  Unlimited
                                              Z                  Unlimited

Columbia Tax-Exempt Fund                      A                  Unlimited
                                              B                  Unlimited
                                              C                  Unlimited
                                              Z                  Unlimited

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For each class of shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                    Number of Shares
                                Outstanding and Entitled
                        Class           to Vote
                        -----   ------------------------
                        Class A            [.]
                        Class B            [.]
                        Class C            [.]
                        Class Z            [.]

Ownership of Shares

   As of June 14, 2006, Trust I believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                                                                                       Percentage of
                                                                                        Outstanding
                                               Number of          Percentage of       Shares of Class
                          Name and            Outstanding          Outstanding          Owned Upon
                         Address of            Shares of            Shares of         Consummation of
Fund and Class           Shareholder          Class Owned          Class Owned            Merger*
--------------       -------------------  -------------------  -------------------  -------------------
Young Investor Fund

Class A

Class B

Class C

Class Z

                                                                                                   Percentage of
                                                                                                    Outstanding
                                                           Number of          Percentage of       Shares of Class
                                      Name and            Outstanding          Outstanding          Owned Upon
                                     Address of            Shares of            Shares of         Consummation of
Fund and Class                       Shareholder          Class Owned          Class Owned            Merger*
--------------                   -------------------  -------------------  -------------------  -------------------
Columbia Strategic Investor Fund

Class A

Class B

Class C

Class Z

--------
* Percentage owned assuming completion of the Merger on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Columbia Young Investor Fund and the Columbia Strategic Investor Fund as of February 28, 2006, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Columbia Young Investor Fund by the Columbia Strategic Investor Fund, the capitalization of Columbia Strategic Investor Fund as of that date:

                                                                                Columbia
                                                                                Strategic
                                      Columbia      Columbia                  Investor Fund
                                        Young       Strategic     Pro Forma     Pro Forma
                                    Investor Fund Investor Fund  Adjustments    Combined
                                    ------------- ------------- ------------  -------------
Class A
Net asset value.................... $ 88,736,258  $185,022,983  $    (71,527) $273,687,714
Shares outstanding.................    6,444,207     8,899,128    (2,179,429)   13,163,906
Net asset value per share.......... $      13.77  $      20.79                $      20.79

Class B
Net asset value.................... $  5,281,493  $ 53,916,987  $     (4,257) $ 59,194,223
Shares outstanding.................      390,870     2,633,870      (133,067)    2,891,673
Net asset value per share.......... $      13.51  $      20.47                $      20.47

Class C
Net asset value.................... $    872,955  $ 45,615,847  $       (704) $ 46,488,098
Shares outstanding.................       64,584     2,227,709       (21,994)    2,270,299
Net asset value per share.......... $      13.52  $      20.48                $      20.48

Class D
Net asset value....................           --  $    467,904            --  $    467,904
Shares outstanding.................           --        22,866            --        22,866
Net asset value per share..........           --  $      20.46                $      20.46

Class Z
Net asset value.................... $666,536,921  $200,118,047  $   (537,272) $866,117,696
Shares outstanding.................   55,602,211     9,607,528   (23,629,112)   41,580,627
Net asset value per share.......... $      11.99  $      20.83                $      20.83

--------
(1) Assumes the Merger was consummated on February 28, 2006 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Strategic Investor Fund will be received by the shareholders of the Columbia Young Investor Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Strategic Investor Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund. The term "Fund," as used in this Appendix D, refers to the Acquiring Fund.

HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA PATRIOT ACT may require the Fund to obtain certain personal information which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

           Initial Investment................................ $1,000
           Automatic Investment Plan......................... $   50
           Retirement Plan................................... $   25

   The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Important Things to Consider When Deciding on a Class of Shares

   Broker-dealers, investment advisors or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows a shareholder and financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs the financial advisor offers. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

   Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If a shareholder believes he or she is eligible to purchase shares under a specific exemption, but is not permitted by the intermediary to do so, the shareholder should contact the intermediary. The shareholder may be asked to provide information, including account statements and other records regarding eligibility.

Class Z Eligible Investors

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

   Eligible Investors and their applicable investment minimums are as follows:

   No minimum initial investment:

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs") ), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code;

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of the Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   $1,000 minimum initial investment:

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc;

  . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

   The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method             Instructions
------             -----------------------------------------------------------
Through a          A financial advisor can help establish an account and buy
financial advisor  Fund shares on a shareholder's behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. A financial advisor may charge fees for executing the purchase.

Method             Instructions
------             -----------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in an account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund to Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By exchange        A financial advisor may acquire shares of the Fund by
                   exchanging shares in a different fund distributed by Columbia Management Distributors, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

Method           Instructions
------           -----------------------------------------------------------
By wire          Shares of the Fund may be purchased by wiring money from
                 your bank account to the Fund account. To wire funds to the Fund account, call 1-800-422-3737 for wiring instructions.

By electronic    Shares of the Fund may be purchased by electronically
funds transfer   transferring money from a bank account to the Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic        Monthly or quarterly investments may be made automatically investment plan  from a bank account to the Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar Shares of the Fund may be purchased for an account by
cost averaging   exchanging $100 or more each month from another fund for
                 shares of the same class of the Fund at no additional cost.
                 Exchanges will continue so long as the Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-422-3737. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend      Dividends distributed by another fund may be automatically diversification  invested into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Fund, call 1-800-422-3737.

SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers five classes of shares -- Class A, Class B, Class C, Class D and Class Z. Class D shares are closed to new investors and new accounts. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder is willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Class Z shares are offered exclusively to certain institutional and other investors. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                                               % of offering price
                                              As a % of the public As a % of  retained by financial
Amount purchased                                 offering price    investment        advisor
----------------                              -------------------- ---------- ---------------------
Less than $50,000............................         5.75            6.10            5.00
$50,000 to less than $100,000................         4.50            4.71            3.75
$100,000 to less than $250,000...............         3.50            3.63            2.75
$250,000 to less than $500,000...............         2.50            2.56            2.00
$500,000 to less than $1,000,000.............         2.00            2.04            1.75
$1,000,000 or more...........................         0.00            0.00            0.00

   Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

Amount purchased                              Commission %
----------------                              ------------
Less than $3 million.........................     1.00
$3 million to less than $50 million..........     0.50
$50 million or more..........................     0.25

   For Class A share purchases by participants in certain group retirement plans, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those the shareholder has held the longest.

Reduced Sales Charges for Larger Investments

A.  What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B.  What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include his spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C.  How does a shareholder obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D.  How does a shareholder obtain more information about breakpoint discounts?

   Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trusts or of similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia family of funds does not exceed $50,000. Purchases of Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the chart below.

                                                      % of deducted
Holding period after purchase                      when shares are sold
-----------------------------                      --------------------
Through first year................................         5.00
Through second year...............................         4.00
Through third year................................         3.00
Through fourth year...............................         3.00
Through fifth year................................         2.00
Through sixth year................................         1.00
Longer than six years.............................         0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                                 % of deducted
Holding period after purchase                 when shares are sold
-----------------------------                 --------------------
Through first year...........................         1.00
Longer than one year.........................         0.00

Class Z Shares

   Purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder has owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after the request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
------            -----------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order.
financial advisor To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

By exchange       A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management
                  Distributors, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone      A shareholder or the shareholder's financial advisor may
                  sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder does not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the Fund's name, share class, account number and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia Management Services, Inc.,
                  P.O. Box 8081, Boston, MA 02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to the shareholder's bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic     A shareholder may automatically sell a specified dollar
withdrawal plan   amount or percentage of an account on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. The
                  $5,000 minimum account balance requirement has been waived for wrap accounts. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic     A shareholder may sell shares of the Fund and request that
Funds transfer    the proceeds be electronically transferred to the
                  shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Columbia Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Columbia Funds shares.

   Each Columbia Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Columbia Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Columbia Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Columbia Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if a Columbia Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Columbia Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Columbia Funds are not affected by any of the limits mentioned above.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Columbia Fund followed by an exchange out of the Columbia Fund is treated as a single round trip. Also for these purposes, when known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an advisor, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Columbia Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds' practices discussed above.

   The Columbia Funds seek to act in a manner that they believe is consistent with the best interests of Columbia Fund shareholders in making any judgments regarding market timing. Neither the Columbia Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

Rule 12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating the distribution fee upon conversion.

Additional Intermediary Compensation

   In addition to the commissions specified herein, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security. Shareholders can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." Shareholders can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If shareholder currently holds previously issued share certificates, the shareholder will not be able to sell his shares until he has endorsed his certificates and returned them to the transfer agent.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. A shareholder can choose one of the options listed in the table below for these distributions when opening an account. To change the distribution option, call 1-800-345-6611.

   If the shareholder does not indicate on the application or at the time the account is established a preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   Distribution Options:

   .   Reinvest all distributions in additional shares of the Acquired Fund

   .   Reinvest all distributions in shares of another fund

   .   Receive dividends in cash (see options below) and reinvest capital gains

   .   Receive all distributions in cash (with one of the following options):

       .   send the check to the address of record

       .   send the check to a third party address

       .   transfer the money to a bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

   Unless a shareholder is an entity exempt from income taxes or invests under a retirement account, regardless of whether the shareholder receives his distributions in cash or reinvests them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where the shareholder lives, distributions may also be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long a shareholder has held his Fund shares. Shareholders will be provided with information each year regarding the amount of ordinary income and capital gains distributed for the previous year and any portion of the distribution that is exempt from state and local taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult a tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to income tax.

MANAGING THE FUND

Investment Advisor

   Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995.

   On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Advisors") merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Advisors was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management and/or Columbia Advisors by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Management and/or Columbia Advisors by the Fund, amounted to 0.75% of average daily net assets of the Fund.

Portfolio Manager

   Emil A. Gjester, a vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since May 2002. Mr. Gjester has been associated with Columbia Management or its predecessors since 1996.

   The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, reinvesting all dividends and distributions and converting Class B to Class A shares after eight years The annual expense ratio used for the Acquiring Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any fee waiver or expense reimbursement.

  Columbia Strategic Investor Fund - Class A Shares

                             Initial Hypothetical
   Maximum Sales Charge       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          5.75%                   $10,000.00                    5%

                                                                              Hypothetical
                                     Cumulative                   Cumulative    Year-End
                                       Return                       Return      Balance     Annual
                                    Before Fees & Annual Expense After Fees & After Fees &  Fees &
Year                                  Expenses        Ratio        Expenses     Expenses   Expenses
----                                ------------- -------------- ------------ ------------ ---------
1..................................      5.00%         1.21%        -2.18%     $ 9,782.21  $  691.20
2..................................     10.25%         1.21%         1.53%     $10,152.95  $  120.61
3..................................     15.76%         1.21%         5.38%     $10,537.75  $  125.18
4..................................     21.55%         1.21%         9.37%     $10,937.13  $  129.92
5..................................     27.63%         1.21%        13.52%     $11,351.65  $  134.85
6..................................     34.01%         1.21%        17.82%     $11,781.88  $  139.96
7..................................     40.71%         1.21%        22.28%     $12,228.41  $  145.26
8..................................     47.75%         1.21%        26.92%     $12,691.87  $  150.77
9..................................     55.13%         1.21%        31.73%     $13,172.89  $  156.48
10.................................     62.89%         1.21%        36.72%     $13,672.14  $  162.41
Total Gain After Fees & Expenses...                                            $ 3,672.14
Total Annual Fees & Expenses Paid..                                                        $1,956.64

  Columbia Strategic Investor Fund - Class B Shares

                             Initial Hypothetical
   Maximum Sales Charge       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          0.00%                   $10,000.00                    5%

                                                                                 Hypothetical
                                        Cumulative                   Cumulative    Year-End
                                          Return                       Return      Balance     Annual
                                       Before Fees & Annual Expense After Fees & After Fees &  Fees &
Year                                     Expenses        Ratio        Expenses     Expenses   Expenses
----                                   ------------- -------------- ------------ ------------ ---------
1.....................................      5.00%         1.96%         3.04%     $10,304.00  $  198.98
2.....................................     10.25%         1.96%         6.17%     $10,617.24  $  205.03
3.....................................     15.76%         1.96%         9.40%     $10,940.01  $  211.26
4.....................................     21.55%         1.96%        12.73%     $11,272.58  $  217.68
5.....................................     27.63%         1.96%        16.15%     $11,615.27  $  224.30
6.....................................     34.01%         1.96%        19.68%     $11,968.37  $  231.12
7.....................................     40.71%         1.96%        23.32%     $12,332.21  $  238.15
8.....................................     47.75%         1.96%        27.07%     $12,707.11  $  245.39
9.....................................     55.13%         1.96%        31.89%     $13,188.71  $  156.67
10....................................     62.89%         1.96%        36.89%     $13,688.56  $  162.61
Total Gain After Fees & Expenses......                                            $ 3,688.56
Total Annual Fees & Expenses Paid.....                                                        $2,091.18

  Columbia Strategic Investor Fund - Class C Shares

                             Initial Hypothetical
   Maximum Sales Charge       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          0.00%                   $10,000.00                    5%

                                                                          Hypothetical
                                        Cumulative            Cumulative    Year-End
                                          Return     Annual     Return      Balance     Annual
                                       Before Fees & Expense After Fees & After Fees &  Fees &
Year                                     Expenses     Ratio    Expenses     Expenses   Expenses
----                                   ------------- ------- ------------ ------------ ---------
1.....................................      5.00%     1.96%      3.04%     $10,304.00  $  198.98
2.....................................     10.25%     1.96%      6.17%     $10,617.24  $  205.03
3.....................................     15.76%     1.96%      9.40%     $10,940.01  $  211.26
4.....................................     21.55%     1.96%     12.73%     $11,272.58  $  217.68
5.....................................     27.63%     1.96%     16.15%     $11,615.27  $  224.30
6.....................................     34.01%     1.96%     19.68%     $11,968.37  $  231.12
7.....................................     40.71%     1.96%     23.32%     $12,332.21  $  238.15
8.....................................     47.75%     1.96%     27.07%     $12,707.11  $  245.39
9.....................................     55.13%     1.96%     30.93%     $13,093.41  $  252.85
10....................................     62.89%     1.96%     34.91%     $13,491.45  $  260.53
Total Gain After Fees & Expenses......                                     $ 3,491.45
Total Annual Fees & Expenses Paid.....                                                 $2,285.28

  Columbia Strategic Investor Fund - Class Z Shares

                             Initial Hypothetical
   Maximum Sales Charge       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          0.00%                   $10,000.00                    5%

                                                                          Hypothetical
                                        Cumulative            Cumulative    Year-End
                                          Return     Annual     Return      Balance     Annual
                                       Before Fees & Expense After Fees & After Fees &  Fees &
Year                                     Expenses     Ratio    Expenses     Expenses   Expenses
----                                   ------------- ------- ------------ ------------ ---------
1.....................................      5.00%     0.96%      4.04%     $10,404.00  $   97.94
2.....................................     10.25%     0.96%      8.24%     $10,824.32  $  101.90
3.....................................     15.76%     0.96%     12.62%     $11,261.62  $  106.01
4.....................................     21.55%     0.96%     17.17%     $11,716.59  $  110.30
5.....................................     27.63%     0.96%     21.90%     $12,189.94  $  114.75
6.....................................     34.01%     0.96%     26.82%     $12,682.42  $  119.39
7.....................................     40.71%     0.96%     31.95%     $13,194.79  $  124.21
8.....................................     47.75%     0.96%     37.28%     $13,727.86  $  129.23
9.....................................     55.13%     0.96%     42.82%     $14,282.46  $  134.45
10....................................     62.89%     0.96%     48.59%     $14,859.47  $  139.88
Total Gain After Fees & Expenses......                                     $ 4,859.47
Total Annual Fees & Expenses Paid.....                                                 $1,178.05

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables are intended to help shareholders understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. A shareholder can request a free annual report containing these financial statements by calling 1-800-426-3750.

   Selected data for a share outstanding throughout each period is as follows:

                                                                   Year ended August 31,      Period ended     Period ended
                                                                   --------------------      August 31,/(a)/ December 31,/(b)/
Class A                                                              2005         2004            2003             2002
-------                                                            -------       ------      --------------  ----------------
Net asset value -- Beginning of period ($)........................   18.37        15.95           13.13            12.72
                                                                   -------       ------          ------           ------
Income from Investment Operations ($):
       Net investment income/(c)/.................................    0.01         0.03            0.06             0.01
       Net realized and unrealized gain (loss) on investments
         and foreign currency.....................................    3.08         2.46            2.76             0.40
                                                                   -------       ------          ------           ------
Total from Investment Operations..................................    3.09         2.49            2.82             0.41
                                                                   -------       ------          ------           ------
Less Distributions($):
       From net investment income.................................   (0.03)       (0.07)             --               --
       From net realized gains....................................   (0.22)          --              --               --
                                                                   -------       ------          ------           ------
Total Distributions...............................................   (0.25)       (0.07)             --               --
                                                                   -------       ------          ------           ------
Net asset value -- End of period ($)..............................   21.21        18.37           15.95            13.13
                                                                   -------       ------          ------           ------
Total return (%)/(d)/.............................................    16.88/(e)/  15.64/(e)/      21.48/(f)/        3.22/(f)/
                                                                   -------       ------          ------           ------
Ratios/Supplemental Data (%):
   Net assets, end of period (in thousands)....................... 169,340       99,608          60,112           53,526
   Ratio of expenses to average net assets/(g)/...................    1.24         1.27            1.30/(h)/        1.21/(h)/
   Ratio of net investment income to average net assets/(g)/......    0.64         0.19            0.60/(h)/        0.64/(h)/
Waiver (%)........................................................    0.03         0.01              --               --
Portfolio turnover rate (%).......................................      80          106              68/(f)/         188

--------
(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

   Selected data for a share outstanding throughout each period is as follows:

                                                                                          Period ended     Period ended
                                                                   Year ended August 31, August 31,/(a)/ December 31,/(b)/
                                                                   --------------------  --------------  ----------------
Class B                                                             2005         2004         2003             2002
-------                                                            ------       ------   --------------  ----------------
Net asset value -- Beginning of period ($)........................  18.17        15.82       13.10            12.72
                                                                   ------       ------       -----            -----
Income from Investment Operations ($):
       Net investment loss/(c)/...................................    -- /(d)/   (0.10)      (0.03)           (0.01)
       Net realized and unrealized gain (loss) on investments
         and foreign currency.....................................   2.89         2.45        2.75             0.39
                                                                   ------       ------       -----            -----
Total from Investment Operations..................................   2.89         2.35        2.72             0.38
                                                                   ------       ------       -----            -----
Less Distributions($):
       From net realized gains....................................  (0.22)          --          --               --
                                                                   ------       ------       -----            -----
Net asset value -- End of period ($)..............................  20.84        18.17       15.82            13.10
                                                                   ------       ------       -----            -----
Total return (%)/(e)/ /(f)/.......................................  15.97        14.85       20.76/(g)/        2.99/(g)/
                                                                   ------       ------       -----            -----
Ratios/Supplemental Data (%):
   Net assets, end of period (in thousands)....................... 49,318       22,071       3,398            2,350
   Ratio of expenses to average net assets/(h)/...................   1.99         2.02        2.22/(i)/        2.36/(i)/
   Ratio of net investment income to average net assets/(h)/......  (0.09)       (0.57)      (0.33)/(i)/      (0.51)/(i)/
Waiver (%)........................................................   0.03         0.14        0.23/(i)/        0.23/(i)/
Portfolio turnover rate (%).......................................     80          106          68/(g)/         188

--------
(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

   Selected data for a share outstanding throughout each period is as follows:

                                                                               Year ended    Period ended
                                                                               August 31,     August 31,
Class C                                                                           2005        2004/(a)/
-------                                                                        ----------    ------------
Net asset value -- Beginning of period ($)....................................    18.18          16.42
                                                                                 ------         ------
Income from Investment Operations ($):
       Net investment loss/(b)/...............................................      -- /(c)/     (0.09)
       Net realized and unrealized gain (loss) on investments and foreign
         currency.............................................................     2.89           1.85
                                                                                 ------         ------
Total from Investment Operations..............................................     2.89           1.76
                                                                                 ------         ------
Less Distributions($):
       From net realized gains................................................    (0.22)            --
                                                                                 ------         ------
Net asset value -- End of period ($)..........................................    20.85          18.18
                                                                                 ------         ------
Total return (%)/(d)/ /(e)/...................................................    15.96          10.72/(f)/
                                                                                 ------         ------
Ratios/Supplemental Data (%):
   Net assets, end of period (in thousands)...................................   39,253         14,821
   Ratio of expenses to average net assets/(g)/...............................     1.99           2.05/(h)/
   Ratio of net investment income to average net assets/(g)/..................    (0.09)         (0.57)/(h)/
Waiver (%)....................................................................     0.03           0.07/(h)/
Portfolio turnover rate (%)...................................................       80            106

--------
(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

   Selected data for a share outstanding throughout each period is as follows:

                                                                                           Year ended
                                         Year ended August 31,     Period ended           December 31,      Period ended
                                         --------------------       August 31,       ---------------------  December 31,
Class Z                                   2005         2004          2003/(a)/         2002/(b)/     2001    2000/(c)/
-------                                  -------      -------      ------------      --------      -------  ------------
Net asset value - Beginning of period
  ($)...................................   18.42        15.98          13.14           14.52         11.23     10.00
                                         -------      -------        -------         -------       -------     -----
Income from Investment Operations ($):
   Net investment income................    0.01/(d)/    0.08/(d)/      0.08/(d)/       0.10/(d)/     0.05      0.02
   Net realized and unrealized gain
     (loss) on investments and foreign
     currency...........................    3.13         2.47           2.76           (1.35)         3.29      1.23
                                         -------      -------        -------         -------       -------     -----
Total from Investment Operations........    3.14         2.55           2.84           (1.25)         3.34      1.25
                                         -------      -------        -------         -------       -------     -----
Less Distributions ($):
   From net investment income...........   (0.07)       (0.11)            --           (0.11)        (0.05)    (0.02)
   From net realized gains..............   (0.22)          --             --           (0.02)           --        --
                                         -------      -------        -------         -------       -------     -----
Total Distributions.....................   (0.29)       (0.11)            --           (0.13)        (0.05)    (0.02)
                                         -------      -------        -------         -------       -------     -----
Net asset value - End of period ($).....   21.27        18.42          15.98           13.14         14.52     11.23
                                         -------      -------        -------         -------       -------     -----
Total return %/(e)/.....................   17.16/(f)/   15.98/(f)/     21.61/(f)(g)/   (8.56)/(f)/   29.76     12.25/(f)(g)/
                                         -------      -------        -------         -------       -------     -----
Ratios/Supplemental data:
Net assets, end of period (000's) ($)... 267,380      272,178        227,454         209,610       139,504     9,526
Ratio of expenses to average net
  assets/(h)/...........................    0.99         1.02           1.08/(i)/       1.23          1.13      1.34/(i)/
Ratio of net investment income to
  average net assets/(h)/...............    0.86         0.44           0.82/(i)/       0.62          0.71      1.92/(i)/
Waiver..................................    0.03         0.03           0.03/(i)/       0.03            --      3.97/(i)/
Portfolio turnover rate.................      80          106             68/(g)/        188           278        64/(g)/

--------
(a) The Fund changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.
(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 July 6, 2006

This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Marsico Mid Cap Growth Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust, by Columbia Mid Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated July 6, 2006 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund............................   2
Independent Registered Public Accounting Firm..............................   2
Financial Statements.......................................................   2
Appendix A - Statement of Additional Information of the Acquiring Fund..... A-1
Appendix B - Pro Forma Financial Statements................................ B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2006, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultations in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

    Appendix A - Statement of Additional Information of the Acquiring Fund

                      COLUMBIA MID CAP GROWTH FUND, INC.
                       COLUMBIA SMALL CAP GROWTH FUND I
                    COLUMBIA REAL ESTATE EQUITY FUND, INC.
                        COLUMBIA TECHNOLOGY FUND, INC.
                    COLUMBIA STRATEGIC INVESTOR FUND, INC.
                         COLUMBIA BALANCED FUND, INC.
               COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
                     COLUMBIA CONSERVATIVE HIGH YIELD FUND
                    Series of Columbia Funds Series Trust I

           SUPPLEMENT TO EACH FUND'S CURRENT STATEMENT OF ADDITIONAL
                                  INFORMATION
     (Replacing Supplements dated February 3, 2006 and February 17, 2006)

                         Class ABCD, T&G and Z Shares

             This supplement applies to the "Funds" listed above.

     1.  The name of the trust is revised to read "Columbia Funds Series Trust
         I."

     2. The following sentence is added to the beginning of the first paragraph under the section "Description of the Funds":

         The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as an Oregon corporation prior to its reorganization as a series of the Trust on March 27, 2006.

     3. The second paragraph under the section entitled "Description of the Funds" is revised in its entirety to read:

         Effective October 13, 2003, the Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX." Effective September 19, 2005, the name of the trust was changed from "Columbia Funds Trust IX" to "Columbia Funds Series Trust I."

     4. All references to "Director," "Directors," "Director's" and "Directors'" are hereby replaced with the terms "Trustee," "Trustees," "Trustee's," and "Trustees'," respectively.

     5. Under the section "INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS - CHART OF SECURITIES AND INVESTMENT PRACTICES" the chart is revised in its entirety as follows:

                 Chart of Securities and Investment Practices

                                      CMCG    CSCG    CREF    CTF      CSIF
                                      ----    ----    ----    ----     ----
 Investment Grade Securities (Baa or
   higher by Moody's, BBB or higher
   by S&P or believed by the Advisor
   to be equivalent), other than
   U.S. Government obligations and
   municipal securities..............   *       *       *        *        *
 Non-Investment Grade Securities.....  NA      NA      NA       NA       NA
 Domestic Bank Obligations...........   *       *       *        *        *
 U.S. Government Securities..........   *       *       *        *        *
 Mortgage-Backed Securities..........  NA      NA      NA       NA       NA
 CMOs................................  NA      NA      NA       NA       NA
 Asset-Backed Securities.............  NA      NA      NA       NA       NA
 Floating or Variable Rate...........  NA      NA      NA       NA       NA
 Loan Transactions...................   X       O       O        O        O
 Options & Financial Futures.........   O       O       O        O        O
 Foreign Equities(1)
 Developed Markets...................  20%, O  20%, +  20%, O   33%, O   33%, +
 Emerging Markets(2).................   X       X       X        X        +
 ADRs, GDRs and NASDAQ-listed
   foreign securities(1).............  20%, O  20%, X   O       33%, O   33%, +
 Currency Contracts
    Hedging..........................   O       O       O        O        O
    Speculation......................   X       X       X        X        X
    Spot Basis.......................   O       O       O        O        O
 Repurchase Agreements...............   *       *       *        *        *
 Illiquid (exclude 144A securities
   from definition of illiquid with
   board supervision)................  15%, O  15%, O  15%, O   15%, O   15%, O
 Convertible Securities/Warrants.....   +       +       +        +        +
 Small Companies.....................   +       +       +        +        +
 Dollar Roll Transactions............  NA      NA      NA       NA       NA
 Swap Agreements.....................  NA      NA      NA       NA       NA
 When-Issued Securities..............   O       O       O        O        O
 Foreign Fixed Income Securities.....  NA      NA      NA       NA       NA
 (including Foreign Bank Obligations)
 Zero Coupon/Pay in Kind.............  NA      NA      NA       NA       NA
 Real Estate (excluding REITs).......   X       X       X        X        X
 REITs...............................   +       O       +        O        +
 Borrowing...........................   5%, *   5%, *   5%, * 33.3%, * 33.3%, *

--------
+   Permitted - Part of principal investment strategy
X   Not permitted either as a non-fundamental or fundamental policy
O   Permitted - Not a principal investment strategy
*   Temporary Investment or cash management purposes
% Percentage of net assets (unless "total assets" specified) that Fund may invest
NA  Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2) ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
(3) Percentage is based on total assets.

                                                      CMBF     CHYF    CBF
                                                      ----     ----    ----
 Investment Grade Securities (Baa or higher by           O       O        +
   Moody's, BBB or higher by S&P or believed by the
   Advisor to be equivalent), other than U.S.
   Government obligations and municipal securities...
 Non-Investment Grade Securities.....................   NA       +       10%, O
 Domestic Bank Obligations...........................    *       *        *
 Commercial Paper....................................    *       *        *
 U.S. Government Securities..........................    *       *        +
 Mortgage-Backed Securities..........................   NA       O        +
 CMOs................................................   NA       O        +
 Asset-Backed Securities.............................   NA       O        +
 Floating or Variable Rate...........................    O       O        +
 Loan Transactions...................................    O       O        X
 Options & Financial Futures.........................    +       O        +
 Foreign Equities(1)
    Developed Markets................................   NA      NA     33.3%, O
    Emerging Markets(2)..............................   NA      NA        X
 ADRs, GDRs and NASDAQ-listed foreign securities(1)..   NA      NA     33.3%, O
 Currency Contracts
    Hedging..........................................   NA      NA        O
    Speculation......................................   NA      NA        X
    Spot Basis.......................................   NA      NA        O
 Repurchase Agreements...............................    *       *        *
 Illiquid (excludes 144A securities from.............   15%, O  15%, O   15%, O
 definition of illiquid with board supervision)
 Convertible Securities/Warrants.....................   NA       O        O
 Small Companies.....................................   NA       +        O
 Dollar Roll Transactions............................   NA       O        +
 Swap Agreements.....................................    O       O        O
 When-Issued Securities..............................    O       O        O
 Foreign Fixed Income Securities.....................   NA      10%, O   20%, O
 (including Foreign Bank Obligations)
 Zero Coupon/Pay in Kind.............................    +       O        O
 Real Estate (excluding REITs).......................    X       X        X
 REITs...............................................   NA       O        O
 Borrowing........................................... 33.3%, *   5%, *    5%, *
 Municipal Bonds.....................................    +      NA        O

--------
+   Permitted - Part of principal investment strategy
X   Not permitted either as a non-fundamental or fundamental policy
O   Permitted - Not a principal investment strategy
*   Temporary Investment or cash management purposes
% Percentage of net assets (unless "total assets" specified) that Fund may invest
NA  Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2) ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
(3) Percentage is based on total assets.

     6. Under the section "INVESTMENT RESTRICTIONS" the non-fundamental investment restrictions section for the following Funds are revised in their entirety as follows:

Columbia Mid Cap Growth Fund, Inc.

   The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

   The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

         3.  Invest more than 20% of its total assets in foreign securities.

Columbia Small Cap Growth Fund I

   The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

   The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

         3.  Invest more than 20% of its total assets in foreign securities.

     7. The third sentence of the first paragraph under the section entitled "Management" is revised to read:

         Information regarding the trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

     8. The text following the third paragraph under the section entitled "Management" to the beginning of the subsection "Directors and Officers" is revised in its entirety to read:

         The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

     9. The chart under the heading "Directors and Officers" in the section entitled "Management" is revised in its entirety to read:

   Trustees and Officers

                                                                                       Number of
                                                                                     Portfolios in
                                           Year First                                    Fund
                                           Elected or                                   Complex
Name and Year of                           Appointed     Principal Occupation(s)       Overseen        Other Directorships
Birth                 Position with Funds to Office(1)    During Past Five Years      by Trustee             Held(2)
----------------      ------------------- ------------ ----------------------------  ------------- ----------------------------
Disinterested Trustee

Thomas C. Theobald        Trustee and         1996     Partner and Senior Advisor,        83       Anixter International
(Born 1937)             Chairman of the                Chicago Growth Partners                     (network support equipment
                             Board                     (private equity investing)                  distributor); Ventas, Inc.
                                                       since September, 2004;                      (real estate investment
                                                       Managing Director, William                  trust); Jones Lang LaSalle
                                                       Blair Capital Partners                      (real estate management
                                                       (private equity investing)                  services) and Ambac
                                                       from September, 1994 to                     Financial Group (financial
                                                       September, 2004.                            guaranty insurance)


Douglas A. Hacker           Trustee           1996     Executive Vice President --        83       Nash Finch Company (food
(Born 1955)                                            Strategy of United Airlines                 distributor)
                                                       (airline) since December,
                                                       2002; President of UAL
                                                       Loyalty Services (airline)
                                                       from September, 2001 to
                                                       December, 2002; Executive
                                                       Vice President and Chief
                                                       Financial Officer of United
                                                       Airlines from July, 1999 to
                                                       September, 2001.

Janet Langford              Trustee           1996     Partner, Zelle, Hofmann,           83       UAL Corporation (airline)
Kelly (Born 1957)                                      Voelbel, Mason & Gette LLP
                                                       (law firm) since March,
                                                       2005; Adjunct Professor of
                                                       Law, Northwestern
                                                       University, since September,
                                                       2004; Chief Administrative
                                                       Officer and Senior Vice
                                                       President, Kmart Holding
                                                       Corporation (consumer
                                                       goods), from September, 2003
                                                       to March, 2004; Executive
                                                       Vice President- Corporate
                                                       Development and
                                                       Administration, General
                                                       Counsel and Secretary,
                                                       Kellogg Company (food
                                                       manufacturer), from
                                                       September, 1999 to August,
                                                       2003.

                                                                                        Number of
                                                                                      Portfolios in
                                            Year First                                    Fund
                                            Elected or                                   Complex
Name and Year of                            Appointed     Principal Occupation(s)       Overseen        Other Directorships
Birth                  Position with Funds to Office(1)    During Past Five Years      by Trustee             Held(2)
----------------       ------------------- ------------ ----------------------------  ------------- ----------------------------
Disinterested Trustees

Richard W. Lowry             Trustee           1995     Private Investor since             85       None
(Born 1936)                                             August, 1987 (formerly
                                                        Chairman and Chief Executive
                                                        Officer, U.S. Plywood
                                                        Corporation (building
                                                        products manufacturer) until
                                                        1987.)

Charles R. Nelson            Trustee           1981     Professor of Economics,            83       None
(Born 1943)                                             University of Washington
                                                        since January, 1976; Ford
                                                        and Louisa Van Voorhis
                                                        Professor of Political
                                                        Economy, University of
                                                        Washington, since September,
                                                        1993; Director, Institute
                                                        for Economic Research,
                                                        University of Washington
                                                        from September, 2001 to
                                                        June, 2003; Adjunct
                                                        Professor of Statistics,
                                                        University of Washington
                                                        since September, 1980;
                                                        Associate Editor, Journal of
                                                        Money Credit and Banking
                                                        since September, 1993;
                                                        consultant on econometric
                                                        and statistical matters.

John J. Neuhauser            Trustee           1985     University Professor, Boston       85       None
(Born 1942)                                             College since November,
                                                        2005; Academic Vice
                                                        President and Dean of
                                                        Faculties, Boston College
                                                        from August, 1999 to
                                                        October, 2005.

                                                                                        Number of
                                                                                      Portfolios in
                                            Year First                                    Fund
                                            Elected or                                   Complex
Name and Year of                            Appointed     Principal Occupation(s)       Overseen        Other Directorships
Birth                  Position with Funds to Office(1)    During Past Five Years      by Trustee             Held(2)
----------------       ------------------- ------------ ----------------------------  ------------- ----------------------------
Disinterested Trustees

Patrick J. Simpson           Trustee           2000     Partner, Perkins Coie L.L.P.       83       None
(Born 1944)                                             (law firm).

Thomas E. Stitzel            Trustee           1998     Business Consultant since          83       None
(Born 1936)                                             1999; Chartered Financial
                                                        Analyst.

Anne-Lee Verville            Trustee           1998     Retired since 1997 (formerly       83       Chairman of the Board of
(Born 1945)                                             General Manager, Global                     Directors, Enesco Group,Inc.
                                                        Education Industry, IBM                     (producer of giftware and
                                                        Corporation (computer and                   home and garden decor
                                                        technology) from 1994 to                    products)
                                                        1997).

                             Trustee           1991     Retired since December, 2003       83       Northwest Natural
Richard L. Woolworth                                    (formerly Chairman and Chief                Gas (natural gas service
(Born 1941)                                             Executive Officer, The                      provider)
                                                        Regence Group Co. (regional
                                                        health insurer); Chairman
                                                        and Chief Executive Officer,
                                                        BlueCross BlueShield of
                                                        Oregon; Certified Public
                                                        Accountant, Arthur Young &
                                                        Company).


                                                                                      Number of
                                                                                    Portfolios in
                                          Year First                                    Fund
                                          Elected or                                   Complex
Name and Year of                          Appointed     Principal Occupation(s)       Overseen        Other Directorships
Birth                Position with Funds to Office(1)    During Past Five Years      by Trustee             Held(2)
----------------     ------------------- ------------ ----------------------------  ------------- ----------------------------
Interested Trustee

William E. Mayer(3)        Trustee           1994     Partner, Park Avenue Equity        85       Lee Enterprises (print
(Born 1940)                                           Partners (private equity)                   media), WR Hambrecht + Co.
                                                      since February, 1999.                       (financial service
                                                                                                  provider); Reader's Digest
                                                                                                  (publishing); OPENFIELD
                                                                                                  Solutions (retail industry
                                                                                                  technology provider)

--------
(1) The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Fund Complex.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                                       Year First
                                                       Elected or
Name and Year of                                       Appointed     Principal Occupation(s)
Birth                        Position with Funds       to Office     During Past Five Years
----------------        -----------------------------  ---------- -----------------------------
Officers

Christopher L. Wilson   President                         2004    Head of Mutual Funds since
(Born 1957)                                                       August, 2004 and Managing
                                                                  Director of the Advisor since
                                                                  September, 2005; President
                                                                  and Chief Executive Officer,
                                                                  CDC IXIS Asset Management
                                                                  Services, Inc. (investment
                                                                  management) from September,
                                                                  1998 to August, 2004.

James R. Bordewick, Jr. Senior Vice President,            2006    Associate General Counsel,
(Born 1959)             Secretary and Chief Legal                 Bank of America since April,
                        Officer                                   2005; Senior Vice President
                                                                  and Associate General
                                                                  Counsel, MFS Investment
                                                                  Management (investment
                                                                  management) prior to April,
                                                                  2005.

J. Kevin Connaughton    Senior Vice President, Chief      2000    Managing Director of the
(Born 1964)             Financial Officer and                     Advisor since February, 1998.
                        Treasurer

Mary Joan Hoene         Senior Vice President and         2004    Senior Vice President and
(Born 1949)             Chief Compliance Officer                  Chief Compliance Officer of
100 Federal Street                                                various funds in the Fund
Boston, MA 02110                                                  Complex; Partner, Carter,
                                                                  Ledyard & Milburn LLP (law
                                                                  firm) from January, 2001 to
                                                                  August, 2004.

Michael G. Clarke       Chief Accounting Officer and      2004    Managing Director of the
(Born 1969)             Assistant Treasurer                       Advisor since February, 2001.

Stephen T. Welsh        Vice President                    1996    President, Columbia
(Born 1957)                                                       Management Services, Inc.
                                                                  since July, 2004; Senior Vice
                                                                  President and Controller,
                                                                  Columbia Management Services,
                                                                  Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer                  2004    Group Operations Manager of
(Born 1969)                                                       the Advisor since October,
                                                                  2004; Vice President of CDC
                                                                  IXIS Asset Management
                                                                  Services, Inc. (investment
                                                                  management) from August, 2000
                                                                  to September, 2004.

Joseph F. DiMaria       Deputy Treasurer                  2004    Senior Compliance Manager of
(Born 1968)                                                       the Advisor since January,
                                                                  2005; Director of Trustee
                                                                  Administration of the Advisor
                                                                  from May, 2003 to January,
                                                                  2005; Senior Audit Manager,
                                                                  PricewaterhouseCoopers
                                                                  (independent registered
                                                                  public accounting firm) from
                                                                  July, 2000 to April, 2003.

Ty S. Edwards           Deputy Treasurer                  2004    Vice President of the Advisor
(Born 1966)                                                       since 2002; Assistant Vice
                                                                  President and Director, State
                                                                  Street Corporation (financial
                                                                  services) prior to 2002.

                                           Year First
                                           Elected or
                                           Appointed               Principal Occupation(s)
Name and Year of Birth Position with Funds to Office               During Past Five Years
---------------------- ------------------- ---------- -------------------------------------------------
Officers

Barry S. Vallan            Controller         2006    Vice President-Fund Treasury of the Advisor since
(Born 1969)                                           October, 2004; Vice President-Trustee Reporting
                                                      from April, 2002 to October, 2004; Management
                                                      Consultant, PricewaterhouseCoopers (independent
                                                      registered public accounting firm) prior to
                                                      October, 2002.

Peter T. Fariel        Assistant Secretary    2006    Associate General Counsel, Bank of America since
(Born 1957)                                           April, 2005; Partner, Goodwin Procter LLP (law
                                                      firm) prior to April, 2005.

Ryan C. Larrenaga      Assistant Secretary    2005    Assistant General Counsel, Bank of America since
(Born 1970)                                           March, 2005; Associate, Ropes & Gray LLP (law
                                                      firm) from 1998 to February, 2005.

Barry S. Finkle        Assistant Treasurer    2003    Senior Manager and Head of Fund Performance of
(Born 1965)                                           the Advisor since January, 2001.

Julian Quero           Assistant Treasurer    2003    Senior Compliance Manager of the Advisor since
(Born 1967)                                           April, 2002; Assistant Vice President of Taxes
                                                      and Distributions of the Advisor from 2001 to
                                                      April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

     10. The subsections entitled "Disinterested Directors" and "Interested Directors" under the section entitled "Management," are revised in their entirety to read:

     The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Fund.

Disinterested Trustees

                                                       Douglas A.     Janet Langford    Richard W.
Name of Fund                                             Hacker           Kelly           Lowry
------------                                          ------------- ------------------ -------------
Balanced Fund........................................     None             None            None
Mid Cap Growth Fund..................................     None      $50,001 - $100,000     None
Small Cap Growth Fund I..............................     None             None            None
Real Estate Equity Fund..............................     None             None            None
Strategic Investor Fund..............................     None             None            None
Technology Fund......................................     None             None            None
Conservative High Yield Fund.........................     None             None            None
Oregon Intermediate Municipal Bond Fund..............     None             None            None

Aggregate Dollar Range of Fund Shares in Funds
  Overseen By Director in Family of Investment
  Companies:......................................... Over $100,000   Over $100,000    Over $100,000

                                 Dr. Charles R.        John J.
Name of Fund                         Nelson           Neuhauser
------------                   ------------------ -----------------
Balanced Fund................. None               None
Mid Cap Growth Fund........... $50,001 - $100,000 None
Small Cap Growth Fund I....... None               None
Real Estate Equity Fund....... None               None
Strategic Investor Fund....... None               None
Technology Fund............... None               None
Conservative High Yield Fund.. None               None
Oregon Intermediate Municipal
  Bond Fund................... None               None

Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen By Director in
  Family of Investment
  Companies:.................. Over $100,000      Over $100,000

                                   Patrick J.         Thomas E.
Name of Fund                        Simpson            Stitzel
------------                   ------------------ -----------------
Balanced Fund................. $10,001 - $50,000  None
Mid Cap Growth Fund........... $10,001 - $50,000  None
Small Cap Growth Fund I....... None               None
Real Estate Equity Fund....... $10,001 - $50,000  None
Strategic Investor Fund....... None               $10,001 - $50,000
Technology Fund............... None               None
Conservative High Yield Fund.. None               None
Oregon Intermediate Municipal
  Bond Fund................... None               None

Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen By Director in
  Family of Investment
  Companies:.................. Over $100,000      Over $100,000

                                   Thomas C.       Anne-Lee      Richard W.
  Name of Fund                     Theobald        Verville      Woolworth
  ------------                  --------------- -------------- ---------------
  Balanced Fund................ None            None           None
  Mid Cap Growth Fund.......... None            None           $1-$10,000
  Small Cap Growth Fund I...... $10,001-$50,000 None           $1-$10,000
  Real Estate Equity Fund...... None            None           None
  Strategic Investor Fund...... $10,001-$50,000 None           Over $100,000
  Technology Fund.............. None            None           $1-$10,000
  Conservative High Yield Fund. None            None           None
  Oregon Intermediate
    Municipal Bond Fund........ None            None           $10,001-$50,000

  Aggregate Dollar Range of
    Fund Shares in Funds
    Overseen By Director in
    Family of Investment
    Companies:................. Over $100,000   *Over $100,000 Over $100,000

Interested Trustee

Name of Fund                     William E. Mayer
------------                     ----------------
Balanced Fund................... None
Mid Cap Growth Fund............. None
Small Cap Growth Fund I......... None
Real Estate Equity Fund......... None
Strategic Investor Fund......... None
Technology Fund................. None
Conservative High Yield Fund.... None
Oregon Intermediate Municipal
  Bond Fund..................... None

Aggregate Dollar Range of Fund
  Shares in Funds Overseen By
  Director in Family of
  Investment Companies:......... $50,001-$100,000
--------
* Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares or one or more funds in the Fund Complex as specified by Ms. Verville.

     As of December 31, 2005, none of the disinterested trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

     11. The footnotes to the section "Director Compensation," a section under "Management," are revised in their entirety to read:

         (1) As of December 31, 2005, the Columbia Funds Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.

         (2) During the fiscal year ended August 31, 2005, Mr. Simpson deferred $1320, $2167, $1336, $2166, $1226, $453, $3791, and $1728 of his
             compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and during the calendar year ended December 31, 2005, he deferred $107,500 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $269,502.

         (3) During the fiscal year ended August 31, 2005, Mr. Theobald deferred $1521, $2570, $1428, $2627, $1524, $550, $4613, and $2363
             of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and during the calendar year ended December 31, 2005, he deferred $150,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $320,084.

         (4) During the fiscal year ended August 31, 2005, Ms. Verville deferred $174, $271, $205, $248, $126, $51, $433, and $144 of her
             compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively. At December 31, 2005, the value of Ms. Verville's account under the plan was $683,935.

     12. The following language is added to the chart following the heading "Other Accounts Managed By Portfolio Managers" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

   Columbia Mid Cap Growth Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds        vehicles              Other accounts
                                         -------------------------- ----------------------- ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets    accounts     Assets
------------------                       ---------    ------------  ---------   ----------  --------- ------------
Wayne M. Collette*......................     9       $533 million       1       $8 million     23     $465 million
J. Michael Kosicki*.....................     7       $318 million       1       $8 million     27     $465 million
George J. Myers*........................     7       $318 million       1       $8 million     26     $465 million
Theodore R. Wendell*....................     9       $533 million       1       $8 million     29     $465 million

   Columbia Small Cap Growth Fund I

                                    Other SEC-registered open- Other pooled investment
                                     end and closed-end funds        vehicles              Other accounts
                                    -------------------------- ----------------------- ----------------------
                                    Number of                  Number of               Number of
Portfolio Managers                   accounts      Assets      accounts      Assets     accounts    Assets
------------------                  ---------   -------------  ---------   ----------  --------- ------------
Wayne M. Collette*.................     9       $ 1.2 billion      1       $8 million     23     $465 million
J. Michael Kosicki*................     7       $   1 billion      1       $8 million     27     $465 million
George J. Myers*...................     7       $   1 billion      1       $8 million     26     $465 million
Theodore R. Wendell*...............     9       $ 1.2 billion      1       $8 million     29     $465 million

   Columbia Strategic Investor Fund

                                    Other SEC-registered open- Other pooled investment
                                     end and closed-end funds      vehicles                Other accounts
                                    -------------------------- ----------------------- -----------------------
                                    Number of                  Number of               Number of
Portfolio Managers                   accounts      Assets       accounts     Assets     accounts    Assets
------------------                  ---------    ------------  ---------     ------    --------- -------------
Jonas Patrikson*...................     2       $943 million       0           $0          2     $ 40 thousand
Dara White*........................     2       $943 million       0           $0          2     $300 thousand

--------
*  Information provided as of December 31, 2005.

     13. The following language is added to the chart following the heading "Ownership of Securities" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

   Columbia Mid Cap Growth Fund

                                   Dollar Range of Equity Securities in the
    Portfolio Managers                     Fund Beneficially Owned
    ------------------             ----------------------------------------
    Wayne M. Collette*............                  None
    J. Michael Kosicki*...........                  None
    George J. Myers*..............                  None
    Theodore R. Wendell*..........                  None

   Columbia Small Cap Growth Fund I

                                   Dollar Range of Equity Securities in the
    Portfolio Managers                     Fund Beneficially Owned
    ------------------             ----------------------------------------
    Wayne M. Collette*............                   $0
    J. Michael Kosicki*...........                   $0
    George J. Myers*..............                   $0
    Theodore R. Wendell*..........                   $0

   Columbia Strategic Investor Fund

                                   Dollar Range of Equity Securities in the
    Portfolio Managers                     Fund Beneficially Owned
    ------------------             ----------------------------------------
    Jonas Patrikson *.............                  None
    Dara White *..................                  None
--------
*  Information provided as of December 31, 2005.

     14. The following language is added to the chart following the heading "Compensation" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

   Columbia Mid Cap Growth Fund

 Portfolio Managers         Performance Benchmark           Peer Group
 ------------------        ------------------------  ------------------------
 Wayne M. Collette         Russell Midcap Growth Tr  Morningstar Mid Growth
                                                     Category
 J. Michael Kosicki        Russell Midcap Growth Tr  Morningstar Mid Growth
                                                     Category
 George J. Myers           Russell Midcap Growth Tr  Morningstar Mid Growth
                                                     Category
 Theodore R. Wendell       Russell Midcap Growth Tr  Morningstar Mid Growth
                                                     Category

   Columbia Small Cap Growth Fund I

 Portfolio Managers         Performance Benchmark           Peer Group
 ------------------        ------------------------  ------------------------
 Wayne M. Collette         Russell 2000 Growth TR    Morningstar Small Growth
                                                     Category
 J. Michael Kosick         Russell 2000 Growth TR    Morningstar Small Growth
                                                     Category
 George J. Myers           Russell 2000 Growth TR    Morningstar Small Growth
                                                     Category
 Theodore R. Wendell       Russell 2000 Growth TR    Morningstar Small Growth
                                                     Category

Columbia Strategic Investor Fund

 Portfolio Managers         Performance Benchmark           Peer Group
 ------------------        ------------------------  ------------------------
 Jonas Patrikson           Russell 3000 Value TR     Morningstar Mid Blend
                                                     Category
 Dara White                Russell 3000 Value TR     Morningstar Mid Blend
                                                     Category

     15. The section entitled "Share Ownership" is replaced in its entirety to read:

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Mid Cap Growth Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Mid Cap Growth Fund's outstanding shares:

         Class A

         Charles Schwab & Co. Inc.                               15.95%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Class B

         Citigroup Global Markets, Inc.                           6.53%
         333 West 34th Street
         New York, NY 10001-2402

         Class C

         Citigroup Global Markets, Inc.                           5.42%
         333 West 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                    31.00%
         4800 Deer Lake Drive East Floor 2
         Jacksonville, FL 32246-6484

         Class D

         NFS LLC FEBO                                            7.31%
         NFS/FMTC Rollover IRA
         FBO Jeffrey Pate
         624 Salter Place
         Westfield, NJ 07090

         Raymond James & Assoc. Inc.                             5.35%
         FBO Young IRA
         880 Carillon Parkway
         St. Petersburg, FL 33716-1100

         Esnet Management Group LLC                             10.61%
         Daniel W Campbell
         4304 North Stonecreek Lane
         Provo, UT 84604-5003

         Class G

         Bank of America NA Rollover IRA                         6.09%
         Juan Rosai
         551 Amity Road
         Woodbridge, CT 06525-1201

         Class R

         FIM Funding Inc.                                      100.00%
         C/O Columbia Funds Group
         MS MA5 100 11 05
         100 Federal Street
         Boston, MA 02110

         Class Z

         Bank of America                                        25.39%
         411 North Akard Street
         Dallas, TX 75201-3307

         Charles Schwab & Co. Inc.                              12.52%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Small Cap Growth Fund I.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Small Cap Growth Fund I's outstanding shares:

         Class A

         NFS LLC FEBO                                             5.04%
         NFS/FMTC R/O IRA
         FBO Melvin Ray Muscott
         1242 Ridge Road
         Troy, MO 63379-5659

         NFS LLC FEBO                                             5.17%
         FBO Joan Dorsey
         3501 Ponce De Leon Blvd. #241
         St. Augustine, FL 32084-1403

         Nancy E. Edin Living Trust                              10.91%
         PO Box 794
         Sherwood, OR 97140-0794

         Bank of America NA Rollover IRA                          6.10%
         Jimmy L. Yuan
         19382 Pilario Street
         Rowland Heights, CA 97148-3141

         Class B

         NFS LLC FEBO                                            10.52%
         FBO Glen L. Rhodes
         Mary J. Rhodes
         19051 Lamplight Lane
         Yorba Linda, CA 92886-2701

         NFS LLC FEBO                                             5.81%
         NFS/FMTC Roth IRA
         FBO Andrew Leif Valand
         205 Central Ave.
         Madison, NJ 07940-1627

         NFS LLC FEBO                                             5.81%
         NFS/FMTC Roth IRA
         FBO Thomas Valand
         205 Central Ave.
         Madison, NJ 07940-1627

         Pershing LLC                                            19.78%
         PO Box 2052
         Jersey City, NJ 07303-2052

         Bank of America NA IRA                                   8.42%
         Joseph R. Chichurka
         4306 W Cordoba Cir.
         Georgetown, TX 78268-1614

         H&R Block Financial Advisors                             9.57%
         Dime Building
         719 Griswold Street, Ste. 1700
         Detroit, MI 48226-3318

         Class C

         NFS LLC FEBO                                            17.12%
         Bunker Family Trust
         Jonathon Wayne Bunker
         2120 Shenley Ct.
         Las Vegas, NV 89117-8924

         NFS LLC FEBO                                            37.21%
         NFS/FMTC SEP IRA
         FBO Charles E. Dewey, Jr.
         5 Lyons Plains Rd.
         Westport, CT 06880-1303

         FIM Funding                                             15.38%
         C/O Columbia Funds Group
         MS MA5 100 11 05
         100 Federal Street Boston,
         MA 02110-1802

         Pershing LLC                                            25.78%
         PO Box 2052
         Jersey City, NJ 07303-2052

         Class Z

         Bank of America NA                                       6.04%
         411 N. Akard Street
         Dallas, TX 75201-3307

         Charles Schwab & Co. Inc.                               20.92%
         101 Montgomery St.
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Real Estate Equity Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Real Estate Equity Fund's outstanding shares:

         Class A

         Nationwide Trust Co. FSB                                20.98%
         PO Box 182029
         Columbus, OH 43218-2029

         Charles Schwab & Co. Inc.                               32.78%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Class D

         Patterson & Co.                                          7.34%
         1525 West WT Harris Blvd.
         Charlotte, NC 28288-0001

         LPL Financial Services                                   5.62%
         9785 Towne Center Drive
         San Diego, CA 92121-1968

         Class Z

         Bank of America NA                                      26.86%
         411 N. Akard Street
         Dallas, TX 75201-3307

         Charles Schwab & Co. Inc.                               26.53%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Technology Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Technology Fund's outstanding shares:

         Class A

         NFS LLC FEBO                                             5.53%
         Carlos A Arredondo
         Mari V Arredondo
         35 Field Point Circle
         Grenwich, CT 06830-7072

         Merrill Lynch Pierce Fenner & Smith                     19.24%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         SEI Private Trust Co.                                    8.70%
         One Freedom Valley Drive
         Oaks, PA 19456

         Class B

         Merrill Lynch Pierce Fenner & Smith                      6.34%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Class C

         Merrill Lynch Pierce Fenner & Smith                     25.31%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Class D

         Citigroup Global Markets, Inc.                           8.78%
         333 West 34th Street
         New York, NY 10001-2402

         Bank of America NA                                      11.88%
         Thomasville Home Furnishings of AZ
         1122 E. Irma Lane
         Phoenix, AZ 85024-4118

         USAA Investment Management Corp.                         6.71%
         9800 Fredericksburg Road
         San Antonio, TX 78288-0001

         Scottrade Inc.                                           6.12%
         FBO Sheikh A Qadeer
         PO Box 31759
         St. Louis, MO 63131-0759

         LPL Financial Services                                  63.65%
         9785 Towne Center Drive
         San Diego, CA 92121-1968

         Class Z

         Charles Schwab & Co. Inc.                               41.81%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Strategic Investor Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Strategic Investor Fund's outstanding shares:

         Class A

         Charles Schwab & Co. Inc.                                5.42%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Charles Schwab & Co. Inc.                               17.39%
         Special Custody Account for Benefit of Customer
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Class C

         Citigroup Global Markets, Inc.                           7.54%
         333 West 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                      6.56%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Class D

         NFS LLC FEBO                                             6.93%
         FMT Co. Cust. IRA R/O
         FBO James S. Krueger
         389 Redfield Pl.
         Moraga, CA 94556-2514

         Citigroup Global Markets, Inc.                          28.50%
         333 West 34th Street
         New York, NY 10001-2402

         Robert W. Baird & Co. Inc.                               6.46%
         777 East Wisconsin Avenue
         Milwaukee, WI 53202-5300

         AG Edwards & Sons Inc. CUST                              7.45%
         FBO Sharon Louise Greer Rollover IRA
         4905 Hollycrest Way Fair Oaks, CA 95628-5113

         Class Z

         Bank of America NA                                      12.81%
         1122 E. Irma Lane
         Phoenix, AZ 85024-4118

         Charles Schwab & Co. Inc.                               16.28%
         Special Custody Account for Exclusive of Customer
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Balanced Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Balanced Fund's outstanding shares:

         Class C Shares:

         Citigroup Global Markets, Inc.                           5.46%
         333 West 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                      9.21%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Ferris Baker Watts Inc.                                 19.77%
         Dwight P. Plowman
         79 Young Circle
         New Florence, PA 15944-8320

         Class D Shares:

         NFS LLC FEBO                                            13.10%
         NFS/FMTC R/O IRA
         FBO John H. Carr, Jr.
         5 Bishop Road Apartment 106
         West Hartford, CT 06119-1536

         Citigroup Global Markets, Inc.                          14.76%
         333 West 34th Street
         New York, NY 10001-2402

         UBS Financial Services Inc.                             23.51%
         FBO Robert Breidenbaugh
         Carolyn Breidenbaugh JTWROS
         396 E. Church Street
         Elmhurst, IL 60126-3602

         Gladis Wist                                             16.19%
         12111 Faith Lane
         Bowie, MD 20715-2302

         RBC Dain Rauscher                                        7.38%
         Janis D. Dotson IRA
         48 Palm Court
         Pagosa Springs, CO 81147-9235

         Class Z Shares

         Charles Schwab & Co. Inc.                               16.87%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Intermediate Bond Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Intermediate Bond Fund's outstanding shares:

         Class A

         Investors Bank and Trust Ttee                            5.10%
         FBO Various Ret. Plans
         4 Manhattanville Rd.
         Purchase, NY 10577-2139

         Charles Schwab & Co.                                    32.09
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Transamerica Life Insurance Company                     15.28
         Attn: Daisy Lo
         PO Box 30368
         Los Angeles, CA 90030-0368

         Class B

         Citigroup Global Markets, Inc.                           8.48%
         333 W. 34th Street
         New York, NY 10001-2402

         Class C

         Citigroup Global Markets, Inc.                          19.74%
         333 W. 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                     13.27
         4800 Deer Lake Dr. E, Fl. 2
         Jacksonville, FL 32246-6484

         Class R

         FIM Funding, Inc.                                         100%
         C/O Columbia Funds Group
         MS MA5 100 11 05
         100 Federal Street
         Boston, MA 02110-1802

         Class Z

         Bank of America NA                                      37.93%
         411 N. Akard Street
         Dallas, TX 75201-3307

         Citigroup Global Markets, Inc.                          11.84
         333 W. 34th Street
         New York, NY 10001

         Charles Schwab & Co.                                    11.44
         101 Montgomery Street
         San Francisco, CA 94104-4122

         As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Conservative High Yield Fund.

         As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Conservative High Yield Fund's outstanding shares:

         Class A

         Charles Schwab & Co. Inc.                               53.16%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Class B

         Citigroup Global Markets, Inc.                          12.49%
         333 West 34th Street
         New York, NY 10001-2402

         Class C

         Citigroup Global Markets, Inc.                          12.37%
         333 West 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                     16.92%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Class D

         Citigroup Global Markets, Inc.                          17.90%
         333 West 34th Street
         New York, NY 10001-2402

         Merrill Lynch Pierce Fenner & Smith                      8.96%
         4800 Deer Lake Drive E. Fl. 2
         Jacksonville, Florida 32246-6484

         Class Z

         Bank of America NA                                      61.88%
         411 N. Akard Street
         Dallas, TX 75201-3307

         Charles Schwab & Co. Inc.                               10.53%
         101 Montgomery Street
         San Francisco, CA 94104-4122

                                                                 March 27, 2006

                      COLUMBIA MID CAP GROWTH FUND, INC.
                       COLUMBIA SMALL CAP GROWTH FUND I
                    COLUMBIA REAL ESTATE EQUITY FUND, INC.
                        COLUMBIA TECHNOLOGY FUND, INC.
                    COLUMBIA STRATEGIC INVESTOR FUND, INC.
                         COLUMBIA BALANCED FUND, INC.
               COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
                     COLUMBIA CONSERVATIVE HIGH YIELD FUND

                      STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information contains information relating to 8 mutual funds: Columbia Mid Cap Growth Fund, Inc. (the "Mid Cap Growth Fund" or "CMCG"), Columbia Small Cap Growth Fund I formerly Columbia Small Cap Growth Fund, Inc. (the "Small Cap Growth Fund" or "CSCG"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Investor Fund, Inc. formerly Columbia Strategic Value Fund, Inc. (the "Strategic Investor Fund" or "CSIF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Oregon Intermediate Municipal Bond Fund formerly Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Intermediate Municipal Bond Fund" or "CMBF") and Columbia Conservative High Yield Fund formerly Columbia High Yield Fund, Inc. (the "Conservative High Yield Fund" or "CHYF").

      Each Fund offers its shares through one or more prospectuses (each a "Prospectus"). This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

      The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS

       DESCRIPTION OF THE FUNDS.....................................   3
       INVESTMENT RESTRICTIONS......................................  17
       MANAGEMENT...................................................  20
       DISCLOSURE OF PORTFOLIO INFORMATION..........................  53
       INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES  54
       PORTFOLIO TRANSACTIONS.......................................  61
       CAPITAL STOCK AND OTHER SECURITIES...........................  64
       DISTRIBUTION AND SERVICING...................................  65
       PURCHASE, REDEMPTION AND PRICING OF SHARES...................  68
       CUSTODIAN....................................................  78
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................  78
       TAXES........................................................  79
       SHAREHOLDER MEETINGS.........................................  86
       FINANCIAL STATEMENTS.........................................  86
       APPENDIX I...................................................  87
       APPENDIX II.................................................. 101

                                January 1, 2006

                           DESCRIPTION OF THE FUNDS

      Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Intermediate Municipal Bond Fund and the Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor.

      It is expected that, subject to shareholder approval, each Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized.

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

      The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages XX and XX of this Statement of Additional Information.

Securities Rating Agencies

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

   Aaa - Best quality; smallest degree of investment risk.

   Aa - High quality by all standards.

   Aa and Aaa are known as high-grade bonds.

   A - Many favorable investment attributes; considered upper medium-grade obligations.

   Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

   Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

   B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

   S&P - The following is a description of S&P's bond ratings:

   AAA - Highest rating; extremely strong capacity to pay principal and interest.

   AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

   A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

   Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

   BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

   B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

   CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the Advisor's creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities ("Junk Bonds")

      Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Conservative High Yield Fund, are described as "speculative" by both Moody's and S&P. Investments in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

      Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

      A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly owned. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

      The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

      Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

      Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions regarding financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

      Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

      The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Equity Securities

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      The risks of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentalities) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

      The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

      REITs are pooled investment vehicles that invest primarily in real estate--such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

      A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

      Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

      Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

      Under the supervision of the Board of Directors of the Funds, the Advisor determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

      To the extent the Conservative High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Dollar Roll Transactions

      "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

      The Oregon Intermediate Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Intermediate Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                 Chart of Securities and Investment Practices

                                                                  CMCG    CSCG   CREF   CTF     CSIF
                                                                  ----    ----   ----   ----    ----
Investment Grade Securities (Baa or higher by Moody's, BBB or higher by S&P or believed by the Advisor to be equivalent),
  other than U.S. Government obligations and municipal securities    *      *      *       *       *
Non-Investment Grade Securities..................................   NA     NA     NA      NA      NA
Domestic Bank Obligations........................................    *      *      *       *       *
U.S. Government Securities.......................................    *      *      *       *       *
Mortgage-Backed Securities.......................................   NA     NA     NA      NA      NA
CMOs.............................................................   NA     NA     NA      NA      NA
Asset-Backed Securities..........................................   NA     NA     NA      NA      NA
Floating or Variable Rate........................................   NA     NA     NA      NA      NA
Loan Transactions................................................    X      O      O       O       O
Options & Financial Futures......................................    O      O      O       O       O
Foreign Equities/(1)/
   Developed Markets............................................. 33.3%,O  25%,O  20%,O   33%,O   33%,+
   Emerging Markets/(2)/.........................................    X      X      X       X       +
ADRs, GDRs and NASDAQ-listed foreign securities/(1)/............. 33.3%,O  25%,O   O      33%,O   33%,+
Currency Contracts
   Hedging.......................................................    O      O      O       O       O
   Speculation...................................................    X      X      X       X       X
   Spot Basis....................................................    O      O      O       O       O
Repurchase Agreements............................................    *      *      *       *       *
Illiquid (exclude 144A securities from definition of illiquid
  with board supervision)........................................   15%,O  15%,O  15%,O   15%,O   15%,O
Convertible Securities/Warrants..................................    +      +      +       +       +
Small Companies..................................................    +      +      +       +       +
Dollar Roll Transactions.........................................   NA     NA     NA      NA      NA
Swap Agreements..................................................   NA     NA     NA      NA      NA
When-Issued Securities...........................................    O      O      O       O       O
Foreign Fixed Income Securities
(including Foreign Bank Obligations).............................   NA     NA     NA      NA      NA
Zero Coupon/Pay in Kind..........................................   NA     NA     NA      NA      NA
Real Estate (excluding REITs)....................................    X      X      X       X       X
REITs............................................................    +      O      +       O       +
Borrowing........................................................    5%,*   5%,*   5%,* 33.3%,* 33.3%,*

--------
+     Permitted--Part of principal investment strategy
X     Not permitted either as a non-fundamental or fundamental policy
O     Permitted--Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of net assets (unless "total assets" specified) that Fund may invest
NA    Not part of investment strategy
/(1)/ Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
/(2)/ ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
/(3)/ Percentage is based on total assets.

                                                                  CMBF    CHYF   CBF
                                                                  ----    ----   ----
Investment Grade Securities (Baa or higher by Moody's, BBB or higher by S&P or believed by the Advisor to be equivalent),
  other than U.S. Government obligations and municipal securities    O      O       +
Non-Investment Grade Securities..................................   NA      +      10%,O
Domestic Bank Obligations........................................    *      *       *
Commercial Paper.................................................    *      *       *
U.S. Government Securities.......................................    *      *       +
Mortgage-Backed Securities.......................................   NA      O       +
CMOs.............................................................   NA      O       +
Asset-Backed Securities..........................................   NA      O       +
Floating or Variable Rate........................................    O      O       +
Loan Transactions................................................    O      O       X
Options & Financial Futures......................................    +      O       +
Foreign Equities/(1)/
   Developed Markets.............................................   NA     NA    33.3%,O
   Emerging Markets/(2)/.........................................   NA     NA       X
ADRs, GDRs and NASDAQ-listed.....................................   NA     NA    33.3%,O
   foreign securities/(1)/.......................................
Currency Contracts
   Hedging.......................................................   NA     NA       O
   Speculation...................................................   NA     NA       X
   Spot Basis....................................................   NA     NA       O
Repurchase Agreements............................................    *      *       *
Illiquid (excludes 144A securities from definition of illiquid
  with board supervision)........................................   15%,O  15%,O   15%,O
Convertible Securities/Warrants..................................   NA      O       O
Small Companies..................................................   NA      +       O
Dollar Roll Transactions.........................................   NA      O       +
Swap Agreements..................................................    O      O       O
When-Issued Securities...........................................    O      O       O
Foreign Fixed Income Securities
(including Foreign Bank Obligations).............................   NA     10%,O   20%,O
Zero Coupon/Pay in Kind..........................................    +      O       O
Real Estate (excluding REITs)....................................    X      X       X
REITs............................................................   NA      O       O
Borrowing........................................................ 33.3%,*   5%,*    5%,*
Municipal Bonds..................................................    +     NA       O

--------
+     Permitted - Part of principal investment strategy
X     Not permitted either as a non-fundamental or fundamental policy
O     Permitted--Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of net assets (unless "total assets" specified) that Fund may invest
NA    Not part of investment strategy
/(1)/ Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
/(2)/ ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
/(3)/ Percentage is based on total assets.

                            INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of
(i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended ('1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:
    (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
    (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the Oregon Intermediate Municipal Bond Fund and the Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Columbia Mid Cap Growth Fund, Inc.

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

Columbia Small Cap Growth Fund I

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

Columbia Real Estate Equity Fund, Inc.

        The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Technology Fund, Inc.

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Strategic Investor Fund, Inc.

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Balanced Fund, Inc.

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Conservative High Yield Fund

       The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

       The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                                  MANAGEMENT

       Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The names, addresses and ages of the directors and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each director and other directorships they hold are shown below. There is no family relationship between any of the directors.

       Columbia Management Advisors, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Boards of Directors. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a direct wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware Corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management Advisors, a registered investment advisor, has been an investment advisor since 1995.

       On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Management Advisors, LLC (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Management Advisors, LLC is now the investment advisor to the Funds.

       The "Fund Complex" consists of the following funds:

       The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

       The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

       Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

       Columbia Management Multi-Strategy Hedge Fund, LLC.

       Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

       The series of The Galaxy Funds (the "Galaxy Funds").

       The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Directors and Officers

Disinterested Directors:

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund
                     Position(s)  Term of Office                                   Complex
Name, Address           Held      and Length of     Principal Occupation(s)       Overseen        Other Directorships
and Age              with Funds  Time Served* (1)    During Past Five Years      by Director        Held by Director
-------------        ----------- ---------------- ----------------------------  ------------- ----------------------------
Douglas A. Hacker     Director         1996       Executive Vice President -         83       Nash Finch Company
(Age 49)                                          Strategy of United Airlines                 (food distributor)
P.O. Box 66100                                    (airline) since December,
Chicago, IL 60666                                 2002 (formerly President of
                                                  UAL Loyalty Services
                                                  (airline) from September,
                                                  2001 to December, 2002;
                                                  Executive Vice President and
                                                  Chief Financial Officer of
                                                  United Airlines from July,
                                                  1999 to September, 2001;
                                                  Senior Vice President-
                                                  Finance from March, 1993 to
                                                  July, 1999).

Janet Langford Kelly  Director         1996       Partner, Zelle, Hoffman,           83       None
(Age 47)                                          Voelbel, Mason & Gette LLP
9534 W. Gull Lake                                 (law firm) since March,
Drive Richland,                                   2005; Adjunct Professor of
MI 49083- 8530                                    Law, Northwestern
                                                  University, since September,
                                                  2004 (formerly Chief
                                                  Administrative Officer and
                                                  Senior Vice President, Kmart
                                                  Holding Corporation
                                                  (consumer goods), from
                                                  September, 2003 to March,
                                                  2004; Executive Vice
                                                  President- Corporate
                                                  Development and
                                                  Administration, General
                                                  Counsel and Secretary,
                                                  Kellogg Company (food
                                                  manufacturer), from
                                                  September, 1999 to August,
                                                  2003; Senior Vice President,
                                                  Secretary and General
                                                  Counsel, Sara Lee
                                                  Corporation (branded,
                                                  packaged, consumer- products
                                                  manufacturer) from January,
                                                  1995 to September, 1999).


                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund
                     Position(s)  Term of Office                                   Complex
Name, Address           Held      and Length of     Principal Occupation(s)       Overseen        Other Directorships
and Age              with Funds  Time Served* (1)    During Past Five Years      by Director        Held by Director
-------------        ----------- ---------------- ----------------------------  ------------- ----------------------------
Richard W. Lowry      Director         1995       Private Investor since              85/3/   None
(Age 69)                                          August, 1987 (formerly
10701 Charleston                                  Chairman and Chief Executive
Drive                                             Officer, U.S. Plywood
Vero Beach, FL 32963                              Corporation (building
                                                  products manufacturer)).

Charles R. Nelson     Director         1981       Professor of Economics,                83   None
(Age 62)                                          University of Washington,
Department of                                     since January, 1976; Ford
Economics                                         and Louisa Van Voorhis
University of                                     Professor of Political
Washington                                        Economy, University of
Seattle, WA 98195                                 Washington, since September,
                                                  1993 (formerly Director,
                                                  Institute for Economic
                                                  Research, University of
                                                  Washington from September,
                                                  2001 to June, 2003); Adjunct
                                                  Professor of Statistics,
                                                  University of Washington,
                                                  since September, 1980;
                                                  Associate Editor, Journal of
                                                  Money Credit and Banking,
                                                  since September, 1993;
                                                  consultant on econometric
                                                  and statistical matters.

John J. Neuhauser     Director         1985       Academic Vice President and     85/3/,/4/   Saucony, Inc.
(Age 63)                                          Dean of Faculties since                     (athletic footwear)
84 College Road                                   August, 1999, Boston College
Chestnut Hill, MA                                 (formerly Dean, Boston
02467-3838                                        College School of Management
                                                  from September, 1977 to
                                                  August, 1999).

Patrick J. Simpson    Director         2000       Partner, Perkins Coie L.L.P.           83   None
(Age 61)                                          (law firm).
1120 N.W. Couch
Street
Tenth Floor
Portland, OR 97209-
4128

                                                                                    Number of
                                                                                  Portfolios in
                                                                                      Fund
                       Position(s)  Term of Office                                   Complex
Name, Address             Held      and Length of     Principal Occupation(s)       Overseen        Other Directorships
and Age                with Funds  Time Served* (1)    During Past Five Years      by Director        Held by Director
-------------          ----------- ---------------- ----------------------------  ------------- ----------------------------
Thomas E. Stitzel       Director         1998       Business Consultant since         83        None
(Age 69)                                            1999 (formerly Professor of
2208 Tawny Woods                                    Finance from 1975 to 1999,
Place                                               College of Business, Boise
Boise, ID 83706                                     State University); Chartered
                                                    Financial Analyst.

Thomas C. Theobald      Director         1996       Partner and Senior Advisor,       83        Anixter International
(Age 68)/5/               and                       Chicago Growth Partners                     (network support equipment
                        Chairman                    (private equity investing)                  distributor); Ventas, Inc.
8 Sound Shore Drive,     of the                     since September, 2004                       (real estate investment
Suite 285                Board                      (formerly Managing Director,                trust); Jones Lang LaSalle
Greenwich, CT 06830                                 William Blair Capital                       (real estate management
                                                    Partners (private equity                    services) and Ambac
                                                    investing) from September,                  Financial (financial
                                                    1994 to September, 2004).                   guaranty insurance)


Anne-Lee Verville       Director         1998       Retired since 1997 (formerly      83/4/     Chairman of the Board of
(Age 60)                                            General Manager, Global                     Directors, Enesco Group,
                                                    Education Industry, IBM                     Inc. (designer, importer and
359 Stickney Hill Road                              Corporation (computer and                   distributor of giftware and
Hopkinton, NH 03229                                 technology) from 1994 to                    collectibles)
                                                    1997).

Richard L. Woolworth    Director         1991       Retired since December 2003       83        Northwest Natural Gas Co.
(Age 64)                                            (formerly Chairman and Chief                (natural gas service
                                                    Executive Officer, The                      provider)
100 S.W. Market Street                              Regence Group (regional
#1500                                               health insurer); Chairman
Portland, OR 97207                                  and Chief Executive Officer,
                                                    BlueCross BlueShield of
                                                    Oregon; Certified Public
                                                    Accountant, Arthur Young &
                                                    Company)

Interested Director:

                                                                                 Number of
                                                                               Portfolios in
                                 Term of Office                                    Fund
                     Position(s)   and Length                                     Complex                Other
Name, Address           Held        of Time        Principal Occupation(s)       Overseen            Directorships
and Age              with Funds    Served* (1)     During Past Five Years     by Director (1)       Held by Director
-------------        ----------- -------------- ----------------------------  --------------- ----------------------------
William E. Mayer/2/   Director        1994      Partner, Park Avenue Equity        85/3/      Lee Enterprises (print
(Age 65)                                        Partners (private equity)                     media), WR Hambrecht + Co.
399 Park Avenue                                 since February, 1999                          (financial service
Suite 3204                                      (formerly Partner,                            provider); Reader's Digest
New York, NY 10022                              Development Capital LLC from                  (publishing); OPENFIELD
                                                November 1996 to February,                    Solutions (retail industry
                                                1999).                                        technology provider)

--------
* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.
/1/ As of December 31, 2004, the Columbia Complex consisted of 127 open-end and 11 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined above) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/   Mr. Theobald was appointed as Chairman of the Board effective
      December 10, 2003.

Principal Officers:

                          Position(s) Term of Office
                             Held     and Length of    Principal Occupation(s) During Past
Name, Address and Age     with Funds   Time Served                 Five Years
---------------------     ----------- -------------- ---------------------------------------
Christopher L. Wilson      President    Since 2004   Head of Mutual Funds since August, 2004
(Age 48)                                             and Managing Director of the Advisor
One Financial Center                                 since September, 2005; President of the
Boston, MA 02111                                     Columbia Funds, Liberty Funds and Stein
                                                     Roe Funds since October, 2004;
                                                     President and Chief Executive Officer
                                                     of the Nations Funds since January,
                                                     2005; President of the Galaxy Funds
                                                     since April, 2005; Director of Bank of
                                                     America Liquidity Funds, plc since May,
                                                     2005; Director of Bank of America
                                                     Capital Management (Ireland), Limited
                                                     since May, 2005; Director of FIM
                                                     Funding, Inc. since January, 2005;
                                                     Senior Vice President of Columbia
                                                     Management Distributors, Inc. since
                                                     January, 2005; Director of Columbia
                                                     Management Services, Inc. since
                                                     January, 2005 (formerly Senior Vice
                                                     President of Columbia Management from
                                                     January, 2005 to August, 2005; Senior
                                                     Vice President of BACAP Distributors,
                                                     LLC from January, 2005 to July, 2005;
                                                     President and Chief Executive Officer,
                                                     CDC IXIS Asset Management Services,
                                                     Inc. from September, 1998 to August,
                                                     2004).

J. Kevin Connaughton       Treasurer    Since 2000   Treasurer of the Columbia Funds since
(Age 41)                                             October, 2003 and of the Liberty Funds,
One Financial Center                                 Stein Roe Funds and All-Star Funds
Boston, MA 02111                                     since December, 2000; Managing Director
                                                     of the Advisor since September, 2005
                                                     (formerly Vice President of Columbia
                                                     Management from April, 2003 to August,
                                                     2005; President of the Columbia Funds,
                                                     Liberty Funds and Stein Roe Funds from
                                                     February, 2004 to October, 2004; Chief
                                                     Accounting Officer and Controller of
                                                     the Liberty Funds and of the All-Star
                                                     Funds from February, 1998 to October,
                                                     2000); Treasurer of the Galaxy Funds
                                                     from September, 2002 to November, 2005;
                                                     (formerly Treasurer from December, 2002
                                                     to December 2004 and President from
                                                     February, 2004 to December, 2004 of the
                                                     Columbia Management Multi-Strategy
                                                     Hedge Fund, LLC; Vice President of
                                                     Colonial Management Associates, Inc.
                                                     from February, 1998 to October, 2000).

Mary Joan Hoene           Senior Vice   Since 2004   Senior Vice President and Chief
(Age 56)                   President                 Compliance Officer of the Columbia
100 Federal Street            and                    Funds, Liberty Funds, Stein Roe Funds
Boston, MA 02110             Chief                   and All-Star Funds since August, 2004;
                          Compliance                 Chief Compliance Officer of the
                            Officer                  Columbia Management Multi- Strategy
                                                     Hedge Fund, LLC since August, 2004;
                                                     Chief Compliance Officer of the BACAP
                                                     Alternative Multi-Strategy Hedge Fund
                                                     since October, 2004 (formerly Partner,
                                                     Carter, Ledyard & Milburn LLP from
                                                     January, 2001 to August, 2004; Counsel,
                                                     Carter, Ledyard & Milburn LLP from
                                                     November, 1999 to December, 2000; Vice
                                                     President and Counsel, Equitable Life
                                                     Assurance Society of the United States
                                                     from April, 1998 to November, 1999).

Michael G. Clarke           Chief    Since 2004 Chief Accounting Officer of the
(Age 35)                  Accounting            Columbia Funds, Liberty Funds, Stein
One Financial Center       Officer              Roe Funds and All-Star Funds since
Boston, MA 02111                                October, 2004; Managing Director of the
                                                Advisor since September 2005 (formerly
                                                Controller of the Columbia Funds,
                                                Liberty Funds, Stein Roe Funds and
                                                All-Star Funds from May, 2004 to
                                                October, 2004; Assistant Treasurer from
                                                June, 2002 to May, 2004; Vice
                                                President, Product Strategy &
                                                Development of the Liberty Funds and
                                                Stein Roe Funds from February, 2001 to
                                                June, 2002; Assistant Treasurer of the
                                                Liberty Funds, Stein Roe Funds and the
                                                All-Star Funds from August, 1999 to
                                                February, 2001; Audit Manager, Deloitte
                                                & Toche LLP from May, 1997 to August,
                                                1999).

Jeffrey R. Coleman        Controller Since 2004 Controller of the Columbia Funds,
(Age 35)                                        Liberty Funds, Stein Roe Funds and
One Financial Center                            All-Star Funds since October, 2004
Boston, MA 02111                                (formerly Vice President of CDC IXIS
                                                Asset Management Services, Inc. and
                                                Deputy Treasurer of the CDC Nvest Funds
                                                and Loomis Sayles Funds from February,
                                                2003 to September, 2004; Assistant Vice
                                                President of CDC IXIS Asset Management
                                                Services, Inc. and Assistant Treasurer
                                                of the CDC Nvest Funds from August,
                                                2000 to February, 2003; Tax Manager of
                                                PFPC, Inc. from November, 1996 to
                                                August, 2000).

R. Scott Henderson        Secretary  Since 2004 Secretary of the Columbia Funds,
(Age 46)                                        Liberty Funds and Stein Roe Funds since
One Financial Center                            December, 2004 (formerly Of Counsel,
Boston, MA 02111                                Bingham McCutchen from April, 2001 to
                                                September, 2004; Executive Director and
                                                General Counsel, Massachusetts Pension
                                                Reserves Investment Management Board
                                                from September, 1997 to March, 2001).

Board of Directors

      The directors of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The directors meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The directors have created several committees to perform specific functions for the Funds.

Audit Committee

      Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Directors of the Funds. The Audit Committee's functions include making recommendations to the Directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2005, the Audit Committee convened seven times.

Governance Committee

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Directors of the Funds. The Governance Committee's functions include recommending to the directors nominees for independent directors positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the directors who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for directors recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2005, the Governance Committee convened six times.

Advisory Fees & Expenses Committee

      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Directors of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested directors and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

Compliance Committee

      Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Directors of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2005, the Compliance Committee convened four times.

Investment Oversight Committees

      Each director of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

      IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

      IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories:
              Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC#4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing funds in the following asset categories:
              Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

      The following table sets forth the dollar range of shares owned by each director as of December 31, 2004 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Funds:

Disinterested Directors:

                                  Douglas A.    Janet Langford   Richard W.
Name of Fund                        Hacker          Kelly          Lowry
------------                     ------------- ---------------- -------------
Balanced Fund................... None          None             None
Mid Cap Growth Fund............. None          $50,001-$100,000 None
Small Cap Growth Fund I......... None          None             None
Real Estate Equity Fund......... None          None             None
Strategic Investor Fund......... None          None             None
Technology Fund................. None          None             None
Conservative High Yield Fund.... None          None             None
Oregon Intermediate Municipal
  Bond Fund..................... None          None             None

Aggregate Dollar Range of Fund
  Shares in Funds Overseen by
  Director in Family of
  Investment Companies:......... Over $100,000 Over $100,000    Over $100,000

                                               Dr. Charles R.     John J.
Name of Fund                                       Nelson        Neuhauser
------------                                  ---------------- -------------
Balanced Fund................................ None             None
Mid Cap Growth Fund.......................... $50,001-$100,000 None
Small Cap Growth Fund I...................... None             None
Real Estate Equity Fund...................... None             None
Strategic Investor Fund...................... None             None
Technology Fund.............................. None             None
Conservative High Yield Fund................. None             None
Oregon Intermediate Municipal Bond Fund...... None             None

Aggregate Dollar Range of Fund Shares in
  Funds Overseen by Director in Family of
  Investment Companies:...................... Over $100,000    Over $100,000

                                           Patrick J.       Thomas E.
Name of Fund                                Simpson          Stitzel
------------                             --------------- ---------------
Balanced Fund........................... $10,001-$50,000 None
Mid Cap Growth Fund..................... $10,001-$50,000 None
Small Cap Growth Fund I................. None            None
Real Estate Equity Fund................. $10,001-$50,000 None
Strategic Investor Fund................. None            $10,001-$50,000
Technology Fund......................... None            None
Conservative High Yield Fund............ None            None
Oregon Intermediate Municipal Bond Fund. None            None

Aggregate Dollar Range of Fund Shares
  in Funds Overseen by Director in
  Family of Investment Companies:....... Over $100,000   Over $100,000

                                  Thomas C.       Anne-Lee      Richard W.
Name of Fund                      Theobald        Verville      Woolworth
------------                   --------------- -------------- ---------------
Balanced Fund................. None            None           None
Mid Cap Growth Fund........... None            None           $1-$10,000
Small Cap Growth Fund I....... $10,001-$50,000 None           $1-$10,000
Real Estate Equity Fund....... None            None           None
Strategic Investor Fund....... $10,001-$50,000 None           Over $100,000
Technology Fund............... None            None           $1-$10,000
Conservative High Yield Fund.. None            None           None
Oregon Intermediate Municipal
  Bond Fund................... None            None           $10,001-$50,000

Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen By Director in
  Family of Investment
  Companies:.................. Over $100,000   *Over $100,000 Over $100,000

Interested Directors:

                                                      William E.
Name of Fund                                            Mayer
------------                                       ----------------
Balanced Fund..................................... None
Mid Cap Growth Fund............................... None
Small Cap Growth Fund I........................... None
Real Estate Equity Fund........................... None
Strategic Investor Fund........................... None
Technology Fund................................... None
Conservative High Yield Fund...................... None
Oregon Intermediate Municipal..................... None
Bond Fund.........................................

Aggregate Dollar Range of Fund Shares in Funds
  Overseen by Director in Family of Investment
  Companies:...................................... $50,001-$100,000
--------
* Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.

As of December 31, 2004, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

      Each of the Funds has entered into an investment advisory contract with the Advisor. Each investment advisory contract is subject to annual approval of the Board of Directors, including a majority of disinterested directors. The existing contracts for the Funds were considered and approved at in-person meetings of the Funds' Boards of Directors held on October 12, 2005. In determining the reasonableness of the advisory fees under each of the contracts, the directors considered several factors, including:

        . The nature and quality of services provided to the Funds' shareholders,

        .   The profitability of the advisory contract for the Advisor,

        . Fall-out benefits realized by the Advisor from services as advisor to the Funds,

        .   A comparison of fee structures with other mutual funds, and

        . The existence of economies of scale with respect to the provision of investment advice to the Funds.

      In reviewing the quality of services provided by the Advisor, the directors reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The directors reviewed the following information: (1) total expense rankings within each Fund's expense group, (2) actual management fee rankings of each Fund within its expense group, (3) contractual management fee rankings of each Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the directors reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the directors.

      The directors also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The directors considered the additional benefits to the Advisor as a result of its relationship with the Funds. The directors also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

      After considering these and other factors, and each Fund's specific circumstances, the directors concluded that each Fund's advisory contract with the Advisor was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Advisor all information reasonably necessary for the directors to evaluate each of the advisory contracts for the Funds. The disinterested directors were also assisted by, and met separately with, their independent counsel.

      See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.

Director Compensation:

      The directors serve as directors/trustees of all open-end funds managed by the Advisor for which each director will receive an annual retainer of $45,000, an attendance fee of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the director fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The following table sets forth compensation earned by the Funds' directors for the fiscal year ended August 31, 2005. No officer of the Funds received any compensation from the Funds in 2005.

                                           Douglas A. Janet Langford Richard W.
Aggregate Compensation from Fund             Hacker       Kelly        Lowry
--------------------------------           ---------- -------------- ----------
Balanced Fund.............................  $  1,322     $  1,523     $  1,253
Mid Cap Growth Fund.......................  $  2,170     $  2,494     $  2,054
Small Cap Growth Fund I...................  $  1,337     $  1,551     $  1,271
Real Estate Equity Fund...................  $  2,174     $  2,492     $  2,054
Strategic Investor Fund...................  $  1,230     $  1,404     $  1,160
Technology Fund...........................  $    454     $    519     $    429
Conservative High Yield Fund..............  $  3,805     $  4,359     $  3,594
Oregon Intermediate Municipal
Bond Fund.................................  $  1,799     $  2,030     $  1,694

   Total Compensation from Fund Complex:..  $135,000     $148,500     $150,700

                                                   Dr. Charles R.  John J.
Aggregate Compensation from Fund                       Nelson     Neuhauser
--------------------------------                   -------------- ---------
Balanced Fund.....................................    $  1,403    $  1,314
Mid Cap Growth Fund...............................    $  2,302    $  2,152
Small Cap Growth Fund I...........................    $  1,424    $  1,341
Real Estate Equity Fund...........................    $  2,298    $  2,146
Strategic Investor Fund...........................    $  1,297    $  1,208
Technology Fund...................................    $    480    $    448
Conservative High Yield Fund......................    $  4,020    $  3,753
Oregon Intermediate Municipal Bond Fund...........    $  1,890    $  1,754

   Total Compensation from Fund Complex:..........    $141,500    $158,254

                                                   Patrick J. Thomas E.
Aggregate Compensation from Fund                   Simpson(2)  Stitzel
--------------------------------                   ---------- ---------
Balanced Fund.....................................  $  1,320  $  1,407
Mid Cap Growth Fund...............................  $  2,167  $  2,306
Small Cap Growth Fund I...........................  $  1,336  $  1,429
Real Estate Equity Fund...........................  $  2,166  $  2,308
Strategic Investor Fund...........................  $  1,226  $  1,303
Technology Fund...................................  $    453  $    481
Conservative High Yield Fund......................  $  3,791  $  4,036
Oregon Intermediate Municipal Bond Fund...........  $  1,728  $  1,888

   Total Compensation from Fund Complex:..........  $129,000  $149,000

                                              Thomas C.   Anne-Lee   Richard W.
Aggregate Compensation from Fund             Theobald(3) Verville(4) Woolworth
--------------------------------             ----------- ----------- ----------
Balanced Fund...............................  $  2,260    $  1,479    $  1,197
Mid Cap Growth Fund.........................  $  3,781    $  2,425    $  1,970
Small Cap Growth Fund I.....................  $  2,183    $  1,498    $  1,199
Real Estate Equity Fund.....................  $  3,830    $  2,430    $  1,986
Strategic Investor Fund.....................  $  2,210    $  1,372    $  1,128
Technology Fund.............................  $    803    $    507    $    414
Conservative High Yield Fund................  $  6,725    $  4,249    $  3,473
Oregon Intermediate Municipal Bond Fund.....  $  3,310    $  2,017    $  1,672

   Total Compensation from Fund Complex:....  $172,500    $157,000    $131,000

Interested Directors:

                                                   William E
Aggregate Compensation from Fund                     Mayer
--------------------------------                   ---------
Balanced Fund..................................... $  1,463
Mid Cap Growth Fund............................... $  2,398
Small Cap Growth Fund I........................... $  1,488
Real Estate Equity Fund........................... $  2,392
Strategic Investor Fund........................... $  1,349
Technology Fund................................... $    500
Conservative High Yield Fund...................... $  4,186
Oregon Intermediate Municipal Bond Fund........... $  1,966

   Total Compensation from Fund Complex:.......... $166,700
--------
(1) As of December 31, 2004, the Columbia Funds Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.
(2) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,320, $2,167, $1,336, $2,166,
    $1,226, $453, $3,791 and $1,728 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $129,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under the plan was $143,636.

(3) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Theobald deferred $1,521, $2,570, $1,428, $2,627,
    $1,524, $550, $4,613 and $2,363 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $90,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under the plan was $157,328.
(4) During the fiscal year ended August 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $174, $271, $205, $248, $126, $51,
    $433 and $144 of her compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $55,000of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under the plan was $653,275.

Portfolio Managers

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

Columbia Mid Cap Growth Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds      vehicles                Other accounts
                                         -------------------------- ----------------------- ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts    Assets
------------------                       ---------    ------------  ---------     ------    --------- ------------
Kenneth A. Korngiebel...................     7       $360 million       0          N/A         47     $448 million

Columbia Small Cap Growth Fund I

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds      vehicles                Other accounts
                                         -------------------------- ----------------------- ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts    Assets
------------------                       ---------    ------------  ---------     ------    --------- ------------
Kenneth A. Korngiebel...................     7       $1.1 billion       0          N/A         47     $448 million

Columbia Real Estate Equity Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds          vehicles             Other accounts
                                         -------------------------- ------------------------ ----------------------
                                         Number of                  Number of                Number of
Portfolio Managers                        accounts      Assets       accounts     Assets      accounts    Assets
------------------                       ---------    ------------  --------- -------------- --------- ------------
Robert McConnaughey /(1)/...............     1       $1.6 billion       0          N/A             3   $2.4 million
David I. Hoffman /(2)/..................    13       $6.9 billion       2     $567.4 million   3,301   $3.1 billion

--------
(1) Mr. McConnaughey began managing the Fund as of October, 2005.
(2) Mr. Hoffman began managing the Fund as of November, 2005.

Columbia Technology Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds      vehicles              Other accounts
                                         -------------------------- ----------------------- ------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts  Assets
------------------                       ---------    ------------  ---------     ------    --------- --------
Theodore R. Wendell.....................     1       $100 million       0          N/A          9     $400,000
Wayne M. Collette.......................     1       $119 million       0          N/A          3     $275,000

Columbia Strategic Investor Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds      vehicles              Other accounts
                                         -------------------------- ----------------------- ------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets    accounts   Assets
------------------                       ---------    ------------  ---------     ------    --------- --------
Emil A. Gjester.........................     2       $1.5 billion       0          N/A          5     $122,000

Columbia Balanced Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds         vehicles             Other accounts
                                         -------------------------  ----------------------  ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts    Assets
------------------                       ---------  --------------- ---------  ------------ --------- ------------
Leonard A. Aplet........................    13      $   3.3 billion     6      $1.8 billion    90     $3.2 billion
Guy W. Pope.............................     1      $   526 million     0               N/A    11     $117 million
Stephen C. Peacher......................     0                  N/A     0               N/A     6     $3.8 million
Ronald B. Stahl.........................    13      $   3.3 billion     6      $1.8 billion    90     $3.2 billion
Jeffrey D. Huffman /(3)/................     4      $ 623.3 million     0               N/A     4     $    128,000

--------
(3) Mr. Huffman began managing the Fund as of December, 2005.

Columbia Oregon Intermediate Municipal Bond Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds         vehicles             Other accounts
                                         -------------------------- ----------------------  ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts    Assets
------------------                       ---------    ------------  ---------  ------------ --------- ------------
Brian M. McGreevy.......................     4       $514 million       4      $979 million    13     $772 million

Columbia Conservative High Yield Fund

                                         Other SEC-registered open- Other pooled investment
                                          end and closed-end funds         vehicles             Other accounts
                                         -------------------------- ----------------------  ----------------------
                                         Number of                  Number of               Number of
Portfolio Managers                        accounts      Assets       accounts     Assets     accounts    Assets
------------------                       ---------    ------------  ---------  ------------ --------- ------------
Stephen C. Peacher......................     0                N/A       0               N/A     6     $3.8 million
Kevin L. Cronk..........................    14       $9.1 billion      11      $1.2 billion     4     $407 million
Thomas A. LaPointe......................    14       $9.1 billion      11      $1.2 billion     5     $407 million

      See "Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

Columbia Mid Cap Growth Fund

                                Dollar Range of Equity Securities in
Portfolio Manager                    the Fund Beneficially Owned
-----------------              ---------------------------------------
Kenneth A. Korngiebel.........                   $0

Columbia Small Cap Growth Fund I

                                Dollar Range of Equity Securities in
Portfolio Manager                    the Fund Beneficially Owned
-----------------              ---------------------------------------
Kenneth A. Korngiebel.........                   $0

Columbia Real Estate Equity Fund

                                Dollar Range of Equity Securities in
Portfolio Managers                   the Fund Beneficially Owned
------------------             ---------------------------------------
Robert McConnaughey...........                   $0
David I. Hoffman..............           $10,001 - $ 50,000

Columbia Technology Fund

                                Dollar Range of Equity Securities in
Portfolio Managers                   the Fund Beneficially Owned
------------------             ---------------------------------------
Theodore R. Wendell...........                   $0
Wayne M. Collette.............              $1 - $10,000

Columbia Strategic Investor Fund

                                Dollar Range of Equity Securities in
Portfolio Manager                    the Fund Beneficially Owned
-----------------              ---------------------------------------
Emil A. Gjester...............           $100,001 - $500,000

Columbia Balanced Fund

                                Dollar Range of Equity Securities in
Portfolio Managers                   the Fund Beneficially Owned
------------------             ---------------------------------------
Leonard A. Aplet..............           $10,001 - $ 50,000
Guy W. Pope...................           $50,000 - $ 100,000
Stephen C. Peacher............                   $0
Ronald B. Stahl...............           $10,001 - $ 50,000
Jeffrey D. Huffman............                   $0

Columbia Oregon Intermediate Municipal Bond Fund

                                Dollar Range of Equity Securities in
Portfolio Manager                    the Fund Beneficially Owned
-----------------              ---------------------------------------
Brian M. McGreevy.............                   $0

Columbia Conservative High Yield Fund

                                Dollar Range of Equity Securities in
Portfolio Managers                   the Fund Beneficially Owned
------------------             ---------------------------------------
Stephen C. Peacher............                   $0
Kevin L. Cronk................                   $0
Thomas A. LaPointe............                   $0

Compensation

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Columbia Mid Cap Growth Fund

Portfolio Manager          Performance Benchmark           Peer Group
-----------------         ------------------------  ------------------------
Kenneth A. Korngiebel     Russell Midcap Growth TR   Morningstar Mid Growth
                                                            Category

Columbia Small Cap Growth Fund I

Portfolio Manager       Performance Benchmark             Peer Group
-----------------      ------------------------  -----------------------------
Kenneth A. Korngiebel   Russell 2000 Growth TR     Morningstar Small Growth
                                                           Category

Columbia Real Estate Equity Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  ------------------------------
Robert McConnaughey             NAREIT           Morningstar Specialty Category
David I. Hoffman                NAREIT           Morningstar Specialty Category

Columbia Technology Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  ------------------------------
Theodore R. Wendell    AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                         100 - EQUAL $ WEIGHT
Wayne M. Collette      AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                         100 - EQUAL $ WEIGHT

Columbia Strategic Investor Fund

Portfolio Manager       Performance Benchmark             Peer Group
-----------------      ------------------------  ------------------------------
Emil A. Gjester         Russell 3000 Value TR    Morningstar Mid Blend Category

Columbia Balanced Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  -----------------------------
Leonard A. Aplet       60-40 SP 500/Lehman       Morningstar Moderate
                       Aggregate Bond            Allocation Category

Guy W. Pope            60-40 SP 500/Lehman       Morningstar Moderate
                       Aggregate Bond            Allocation Category

Stephen C. Peacher     60-40 SP 500/Lehman       Morningstar Moderate
                       Aggregate Bond            Allocation Category

Ronald B. Stahl        60-40 SP 500/Lehman       Morningstar Moderate
                       Aggregate Bond            Allocation Category

Jeffrey D. Huffman     60-40 SP 500/Lehman       Morningstar Moderate
                       Aggregate Bond            Allocation Category

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager       Performance Benchmark             Peer Group
-----------------      ------------------------  -----------------------------
Brian M. McGreevy      Lehman General            Lipper Other States
                       Obligation Index          Intermediate Muni Debt
                                                 Category

Columbia Conservative High Yield Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  -----------------------------
Stephen C. Peacher     JP Morgan Developed BB    Lipper High Current Yield
                       High Yield Index          Category

Kevin L. Cronk         JP Morgan Developed BB    Lipper High Current Yield
                       High Yield Index          Category

Thomas A. LaPointe     JP Morgan Developed BB    Lipper High Current Yield
                       High Yield Index          Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

      Potential Conflicts of Interest in Managing Multiple Accounts

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership:

      As of November 30, 2005, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

As of November 30, 2005, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

BALANCED FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    NFS LLC FEBO                                          5.52
    NFS/FMTC ROLLOVER IRA
    FBO DELORES ANN DAVIS
    2300 AZALEA RD
    CONCORD, NC 28025-6713

    MERRILL LYNCH PIERCE FENNER & SMITH                  10.72
    FOR THE SOLE BENEFIT OF ITS CUSTOMERS
    ATTN FUND ADMINISTRATOR
    4800 DEER LAKE DRIVE E FL 2
    JACKSONVILLE, FL 32246-6484

    FIRST CLEARING, LLC                                   5.49
    DORIS R KORNEGAY &
    JOE ISAAC JT WROS
    9563 BROKEN OAK BLVD
    JACKSONVILLE FL 32257

    FERRIS BAKER WATTS INC.                              22.83
    DWIGHT P. PLOWMAN
    79 YOUNG CIRCLE
    NEW FLORENCE, PA 15944-8320

BALANCED FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    NFS LLC FEBO                                         13.13
    NFS/FMTC R/O IRA
    FBO JOHN H CARR JR
    5 BISHOP RD APT 106
    WEST HARTFORD, CT 06119-1536

    UBS FINANCIAL SERVICES INC. FBO                      23.30
    ROBERT BREIDENBAUGH
    CAROLYN BREIDENBAUGH JTWROS
    369 E. CHURCH STREET
    ELMHURST IL 60126-3602

    GLADIS WIST                                          16.23
    12111 FAITH LN
    BOWIE MD 20715-2302

    RBC DAIN RAUSCHER CUSTODIAN                           7.31
    JANIS D DOTSON
    INDIVIDUAL RETIREMENT ACCOUNT
    48 PALM CT
    PAGOSA SPRINGS, CO 81147-9235

    CITIGROUP GLOBAL MARKETS, INC                        14.63
    ATTN: PETER BOOTH, 7TH FLOOR
    333 W 34TH ST
    NEW YORK NY 10001-2402

BALANCED FUND Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              18.41
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY STREET
    SAN FRANCISCO, CA 94104-4122

CONSERVATIVE HIGH YIELD FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              52.58
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

CONSERVATIVE HIGH YIELD FUND-B

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CITIGROUP GLOBAL MARKETS, INC.                       7.75
    ATTN: PETER BOOTH, 7TH FLOOR
    333 W 34TH ST
    NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    MERRILL LYNCH PIERCE FENNER & SMITH                  18.57
    FOR THE SOLE BENEFIT OF
    ITS CUSTOMERS
    ATTN: FUND ADMINISTRATION
    4800 DEER LAKE DR E FL 3
    JACKSONVILLE FL 32246-6484

CONSERVATIVE HIGH YIELD FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    MERRILL LYNCH PIERCE FENNER & SMITH                   9.17
    FOR THE SOLE BENEFIT OF
    ITS CUSTOMERS
    ATTN: FUND ADMINISTRATION
    4800 DEER LAKE DR E FL 2
    JACKSONVILLE FL 32246-6484

    CITIGROUP GLOBAL MARKETS, INC.                        9.39
    ATTN: PETER BOOTH, 7TH FLOOR
    333 W 34TH ST
    NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    BANK OF AMERICA NA                                   57.57
    ATTN: JOAN WRAY/FUNDS ACCOUNTING
    411 N AKARD STREETDALLAS, TX 75201-3307

    CHARLES SCHWAB & CO INC                              13.25
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
    CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

MID CAP GROWTH FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              14.54
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

MID CAP GROWTH FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    MERRILL LYNCH PIERCE FENNER & SMITH FOR              25.27
    THE SOLE BENEFIT OF
    ITS CUSTOMERS
    ATTN: FUND ADMINISTRATOR
    4800 DEER LAKE DR E FL 2
    JACKSONVILLE FL 32246-6484

    A G EDWARDS & SONS CUST                               5.47
    FBO J GRAHAM RUSSELL ROLLOVER IRA
    360 MONROE STREET
    DENVER, CO 80206-4445

    LEGG MASON WOOD WALKER, INC.                          5.43
    PO BOX 1476
    BALTIMORE, MD 21203-1476

MID CAP GROWTH FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    NFS LLC FEBO                                          5.68
    NFS/FMTC ROLLOVER IRA
    FBO KAREN WHITNEY
    1427 W 86TH STREET, #329
    INDIANAPOLIS, IN 46260-2103

    NFS LLC FEBO                                          6.33
    NFS/FMTC ROLLOVER IRA
    FBO JEFFREY H PATE
    624 SALTER PL
    WESTFIELD, NJ 07090-1350

    GREG KOYLE                                            8.94
    ESNET MANAGEMENT GROUP LLC
    DANIEL W CAMPBELL
    4303 N STONECREEK
    LANE PROVO, UT 84604-5003

MID CAP GROWTH FUND-G

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    BANK OF AMERICA NA ROLLOVER IRA                       5.66
    JUAN ROSAI
    551 AMITY ROAD
    WOODBRIDGE CT 06525-1201

MID CAP GROWTH FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              13.50
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
    CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    BANK OF AMERICA                                      23.74
    NA ATTN: JOAN WRAY/FUNDS ACCOUNTING
    411 N AKARD ST
    DALLAS, TX 75201-3307

OREGON INTERMEDIATE MUNICIPAL BOND FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    WAYNE BARKER                                         22.41
    15646 SEASIDE CT
    BROOKINGS OR 97415-9531

    CHARLES SCHWAB & CO INC CUST                         11.87
    ATTN: MUTUAL FUNDS DEPT
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    AMERICAN ENTERPRISE INVESTMENT SVCS                   8.44
    PO BOX 9446
    MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-B

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    DAIN RAUSCHER INC FBO                                15.99
    GILLICI F JACKSON
    GILLICI F JACKSON REVOC LIV TRUST
    611 NW 30TH ST
    CORVALLIS OR 97330-5144

    AMERICAN ENTERPRISE INVEST SVCS                       9.25
    PO BOX 9446
    MINNEAPOLIS MN 55440-9446

    AMERICAN ENTERPRISE INVEST SVCS                       9.22
    PO BOX 9446
    MINNEAPOLIS MN 55440-9446

    DAIN RAUSCHER INC FBO                                 7.15
    RUTH C LEAR
    GM LEAR IRREV LIV TRUST
    440 NW ELKS DR APT 101
    CORVALLIS OR 97330-3747

    DEAN WITTER FBO                                       6.45
    RELLA PANTENBURG &
    PO BOX 250
    NEW YORK NY 10008-0250

    NFSC LLC FEBO                                         7.30
    ROBERT E WILLIAMS TTEE
    ROBERT WILLIAMS REVOC LIV TRUST
    14404 SE WEBSTER RD APT 325
    PORTLAND OR 97267-1972

    FIRST CLEARING LLC                                    5.30
    DEAN CRAIG
    13451 SE 121ST PLACE
    CLACKAMAS, OR 97015

OREGON INTERMEDIATE MUNICIPAL BOND FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    PIPER JAFFRAY FOR THE SOLE BENEFIT OF                18.50
    ITS CUSTOMERS
    1075 BAKER BUILDING
    ATTN: JAMI PODHRADSKY
    706 SECOND AVENUE SOUTH
    MINNEAPOLIS MN 55402

    RAYMOND JAMES & ASSOC INC                            10.38
    FBO SAUNDERS BARNEY
    880 CARILLON PKWY
    ST PETERSBURG FL 33716-1100

    RAYMOND JAMES & ASSOC INC                            10.43
    FBO WESTENHOUSE H
    880 CARILLON PKWY
    ST PETERSBURG FL 33716-1100

    MERRILL LYNCH PIERCE FENNER & SMITH                   7.27
    FOR THE SOLE BENEFIT OF
    ITS CUSTOMERS
    ATTN: FUND ADMINISTRATOR
    4800 DEER LAKE DR E FL 2
    JACKSONVILLE FL 32246-6484

    RAYMOND JAMES & ASSOC INC                             6.00
    FBO WESTENHOUSE H&J
    880 CARILLON PKWY
    ST PETERSBURG FL 33716-1100

    NFS LLC FEBO                                          5.15
    AMOS BRUSVEN
    TOD PEBBLE BRUSVEN
    1032 WILLIAMS AVE
    WOODBURN, OR 97071-3735

    NANCY D FRACKELTON                                    8.45
    4938 SW ORCHARD LN
    PORTLAND, OR 97219-3362

    RAYMOND JAMES & ASSOC INC                             8.55
    FBO STAVANG CARL
    880 CARILLON PKWY
    ST PETERSBURG FL 33716-1100

    RAYMOND JAMES & ASSOC INC                             5.15
    FBO HALVIN TRUST
    880 CARILLON PKWY
    ST PETERSBURG FL 33716-1100

OREGON INTERMEDIATE MUNICIPAL BOND FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    DAIN RAUSCHER INC FBO                                22.97
    LEWIS F ROTH
    LEWIS F ROTH REVOCLIVTRUST
    4798 BECKER CIR SE
    ALBANY OR 97322-7139

    LPL FINANCIAL SERVICES                               10.35
    9785 TOWNE CENTRE DR
    SAN DIEGO CA 92121-1968

    PERSHING LLC                                         12.75
    PO BOX 2052
    JERSEY CITY NJ 07303-2052

    DAIN RAUSCHER INC FBO                                11.46
    RUTH LEAR
    RUTH C LEAR TRUST
    440 NW ELKS DR APT 101
    CORVALLIS OR 97330-3747

    LPL FINANCIAL SERVICES                               14.21
    9785 TOWNE CENTRE DR
    SAN DIEGO CA 92121-1968

    NFSC LLC FEBO                                         7.20
    FREDERICK A J KINGERY
    FREDERICK A J KINGERY TRUST
    4163 SW GREENLEAF CT
    PORTLAND OR 97221-3271

    AMERICAN ENTERPRISE INVESTMENT SVCS                   5.16
    PO BOX 9446
    MINNEAPOLIS MN 55440-9446

    AMERICAN ENTERPRISE INVESTMENT SVCS                   6.32
    P.O BOX 9446
    MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                               7.93
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

REAL ESTATE EQUITY FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              32.50
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    NATIONWIDE TRUST CO FSB                              20.16
    C/O IPO PORTFOLIO ACCOUNTING
    PO BOX 182029
    COLUMBUS OH 43218-2029

REAL ESTATE EQUITY FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    PATTERSON & CO                                        7.61
    1525 W WT HARRIS BLVD
    CHARLOTTE, NC 28288-0001

    LPL FINANCIAL SERVICES                                5.14
    9785 TOWNE CENTRE DRIVE
    SAN DIEGO, CA 92121-1968

REAL ESTATE EQUITY FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              26.25
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
    CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    BANK OF AMERICA NA                                   25.31
    ATTN JOAN WRAY/FUNDS ACCOUNTING
    411 N AKARD STREET
    DALLAS, TX 75201-3307

SMALL CAP GROWTH FUND I-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    FIM FUNDING INC                                     100.00
    C/O COLUMBIA FUNDS GROUP
    MAIL STOP MA5 100 11 05
    100 FEDERAL STREET
    BOSTON, MA 02110-1802

SMALL CAP GROWTH FUND I-B

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    FIM FUNDING INC                                      66.86
    C/O COLUMBIA FUNDS GROUP
    MAIL STOP MA5 100 11 05
    100 FEDERAL STREET
    BOSTON, MA 02110-1802

    JOSEPH R CHICHURKA                                    7.91
    ANNELIE CHICHURKA JTWROS TOD
    4306 W CORDOBA CIR
    GEORGETOWN, TX 78628-1614

    CYNTHIA M YAGER                                      25.23
    613 MANUEL DRIVE
    NOVATO, CA 94945-3338

SMALL CAP GROWTH FUND I-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    FIM FUNDING INC                                     100.00
    C/O COLUMBIA FUNDS GROUP
    MAIL STOP MA5 100 11 05
    100 FEDERAL STREET
    BOSTON, MA 02110-1802

SMALL CAP GROWTH FUND I-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              20.78
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
    CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    NEWELL RUBBERMAID EMP SAV                             5.32
    PLANRETIREMENT PLAN SERV
    ATTN: REPORTING TEAM - RPS
    C/O JP MORGAN/AMERICAN CENTURY
    PO BOX 419784
    KANSAS CITY, MO 64141-6784

    PO BOX 2600 VM 613                                    8.31
    ATTN: OUTSIDE FUNDS
    VALLEY FORGE, PA 19482-2600

STRATEGIC INVESTOR FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                               5.85
    SPECIAL CUSTODY A/C FOR BENFT CUST
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY STREET
    SAN FRANCISCO CA 94104-4122

    CHARLES SCHWAB & CO INC                              17.95
    SPECIAL CUSTODY A/C FOR BENFT CUST
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY STREET
    SAN FRANCISCO CA 94104-4122

STRATEGIC INVESTOR FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    MERRILL LYNCH PIERCE FENNER & SMITH                   6.77
    FOR THE SOLE BENEFIT OF
    ITS CUSTOMERS
    ATTN: FUND ADMINISTRATOR
    4800 DEER LAKE DR E FL 2
    JACKSONVILLE FL 32246-6484

STRATEGIC INVESTOR FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CITIGROUP GLOBAL MARKETS, INC.                       26.13
    ATTN: PETER BOOTH, 7TH FLOOR
    333 W 34TH ST
    NEW YORK NY 10001-2402

    NFS LLC FEBO                                          6.67
    FMT CO CUST IRA ROLLOVER
    FBO JAMES S KRUEGER
    389 REDFIELD PL
    MORAGA, CA 94556-2514

    PERSHING LLC                                          5.03
    PO BOX 2052
    JERSEY CITY, NJ 07303-2052

    ROBERT W BAIRD & CO., INC.                            5.92
    777 EAST WISCONSIN AVENUE
    MILWAUKEE, WI 53202-5300

STRATEGIC INVESTOR FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              23.00
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    BANK OF AMERICA NA                                   12.02
    ATTN: JOAN WRAY/FUNDS ACCOUNTING
    411 N AKARD STREET

    DALLAS, TX 75201-3307

TECHNOLOGY FUND-A

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    SEI PRIVATE TRUST CO                                 16.55
    C/O WACHOVIA - PREMIER
    ATTN: MUTUAL FUND ADMIN
    ONE FREEDOM VALLEY
    DRIVE OAKS PA 19456

    FTC & CO                                              7.85
    DATALYNX
    PO BOX 173736
    DENVER, CO 80217-3736

TECHNOLOGY FUND-C

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    MERRILL LYNCH PIERCE FENNER & SMITH FOR               5.42
    THE SOLE BENEFIT OF ITS CUSTOMERS ATTN:
    FUND ADMINISTRATOR 4800 DEER LAKE DR E
    FL 2 JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-D

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    LPL FINANCIAL SERVICES                               62.30
    9785 TOWNE CENTRE DR
    SAN DIEGO CA 92121-1968

    BANK OF AMERICA NA                                   10.51
    THOMASVILLE HOME FURNISHINGS OF AZ
    BRADLEY R CHAVEZ
    1122 E IRMA LN
    PHOENIX, AZ 85024-4118

    SCOTTRADE INC FBO                                     6.00
    SHEIKH A QADEER
    PO BOX 31759
    SAINT LOUIS, MO 63131-0759

    CITIGROUP GLOBAL MARKETS, INC.                        8.59
    ATTN: PETER BOOTH, 7TH FLOOR
    333 W 34TH ST
    NEW YORK NY 10001-2402

    USAA INVESTMENT MANAGEMENT CO                         6.56
    9800 FREDERICKSBURG RD
    SAN ANTONIO TX 78288-0001

TECHNOLOGY FUND-Z

                                               Percent of Shares Held at
    Name and Address                               November 30, 2005
    ----------------                         -----------------------------
    CHARLES SCHWAB & CO INC                              40.04
    SPECIAL CUSTODY ACCT FOR EXCLUSIVE
    OF CUSTOMERS
    ATTN: MUTUAL FUNDS
    101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

Proxy Voting Policy and Procedures

      Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of it's the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC's website at http://www.sec.gov.

                      DISCLOSURE OF PORTFOLIO INFORMATION

      The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, the Advisor, or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund's shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

      Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

      The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                       Information       Frequency of
Type of Fund            Provided          Disclosure       Date of Web Posting
------------         ---------------  -------------------  -------------------
Equity Funds         Full portfolio         Monthly         30 calendar days
                     holdings                               after month-end.
                     information.

Fixed Income Funds   Full portfolio        Quarterly        60 calendar days
                     holdings                                   after the
                     information.                              quarter-end

      The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.

      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Management Distributors, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

      Each Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include any sub-custodians of the Fund's securities, the Fund's independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds' proxy voting service, currently ISS. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Funds' investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

         INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

      Pursuant to the investment contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund.

      Effective November 1, 2004, pursuant to an amendment to the Investment Management Agreement with the Advisor, the advisory fee for the following Funds is calculated as a percentage of net assets that declines as net assets increase and is as follows:

       Mid Cap Growth Fund                 0.820% of the Fund's first $500
                                           million of net assets;
                                           0.750% of next $500 million of net
                                           assets;
                                           0.720% of next $500 million of net
                                           assets; and
                                           0.670% of net assets in excess of
                                           $1.5 billion.

       Small Cap Growth Fund I             0.870% of the Fund's first $500
                                           million of net assets;
                                           0.820% of next $500 million of net
                                           assets; and
                                           0.770% of net assets in excess of
                                           $1 billion.

       Technology Fund                     0.870% of the Fund's first $500
                                           million of net assets;
                                           0.820% of next $500 million of net
                                           assets; and
                                           0.770% of net assets in excess of
                                           $1 billion.

     Conservative High Yield Fund          0.600% of the Fund's first $500
                                           million of net assets;
                                           0.550% of next $500 million of net
                                           assets;
                                           0.520% of next $500 million of net
                                           assets; and
                                           0.490% of net assets in excess of
                                           $1.5 billion.

      Prior to November 1, 2004, the advisory fee for the Mid Cap Growth Fund was calculated as a percentage of net assets that declined as net assets increased and was as follows:

       Mid Cap Growth Fund                 1.000% of the Fund's first $500
                                           million of net assets; and
                                           0.750% of net assets in excess of
                                           $500 million.

      Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:

Fund                                             2005       2004       2003*
----                                          ---------- ----------- ----------
Mid Cap Growth Fund.......................... $6,887,146 $ 8,813,801 $5,318,563
Small Cap Growth Fund I...................... $2,723,457 $ 7,019,787 $3,458,104
Real Estate Fund............................. $6,719,241 $ 7,214,201 $4,042,456
Technology Fund.............................. $  407,571 $   361,947 $   79,533
Strategic Investor Fund...................... $3,612,063 $ 2,576,915 $1,276,121
Balanced Fund................................ $1,963,794 $ 3,002,434 $2,135,099
Oregon Intermediate Municipal Bond Fund...... $2,132,126 $ 2,338,697 $1,719,382
Conservative High Yield Fund................. $9,467,680 $10,523,463 $4,977,940
--------
* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained Boston Financial Data Services, Inc. to assist it in performing services for the Funds. Until November 1, 2005, each Fund paid CMS an annual charge per open account as follows:

                Equity Funds............................ $ 28.00
                Fixed Income Funds...................... $ 34.00
                Money Market Funds...................... $ 33.50

      plus certain reimbursable out-of-pocket expenses as set forth in its agreement with CMS. There is no minimum aggregate fee payable by any Fund to CMS for transfer agent services. For certain classes of certain Funds, CMS has agreed to waive transfer agency fees in amounts and for periods more fully described in the relevant prospectus. Effective November 1, 2005, each Fund has entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per account per annum, payable monthly. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund. The transfer agent fees paid to CMS for the fiscal year ended August 31, 2005 under each transfer agent agreement were $831,320 for the Mid Cap Growth Fund, $434,412 for the Small Cap Growth Fund I, $1,058,396 for the Real Estate Fund, $149,540 for the Technology Fund, $633,868 for the Strategic Investor Fund, $631,898 for the Balanced Fund, $238,988 for the Oregon Intermediate Municipal Bond Fund and $1,593,866 for the Conservative High Yield Fund. The transfer agent fees paid by the Mid Cap Growth Fund and Strategic Investor Fund are net of transfer agent fees waived by CMD.

      Until November 1, 2005, the Advisor performed certain pricing, bookkeeping and administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provided fund accounting and financial reporting oversight of State Street Bank & Trust Company, who provided the daily fund accounting and financial reporting services; (b) maintained and preserved in a secure manner the accounting records of the Funds; (c) provided fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and
(d) provided disaster planning. For the services rendered by the Advisor, each Fund agreed to pay a minimum of $25,000 plus two basis points for fund accounting and

$19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor was also entitled to be compensated for certain out-of-pocket expenses. The amount paid under this agreement by each of the Funds during the Funds' fiscal year ended August 31, 2005 was $161,452 for the Mid Cap Growth Fund, $113,870 for the Small Cap Growth Fund I, $159,371 for the Real Estate Equity Fund, $62,214 for the Technology Fund, $166,411 for the Strategic Investor Fund, $155,497 for the Balanced Fund, $170,288 for the Oregon Intermediate Municipal Bond Fund and $179,701 for the Conservative High Yield Fund.

      Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, each Fund will continue to receive substantially the same pricing, bookkeeping and administrative services as it currently receives under the Agreement. The Advisor and State Street Bank & Trust Company will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus 0.015% of the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. For services provided under the Administrative Agreement, each Fund will pay the Advisor an annual fee equal to $0. Each Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.

      Columbia Management Distributors, Inc. (formerly known as Columbia Funds Distributor, Inc.) ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CMDhas no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial services firms ("FSFs") or investors.

      For the fiscal years ended August 31, 2005 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A, D and T shares*:

                                                         Class A          Class T
                                                   ------------------- -------------
                                                      2005      2004    2005   2004
                                                   ---------- -------- ------ ------
Mid Cap Growth Fund............................... $   53,881 $ 58,047 $1,207 $1,845
Real Estate Equity Fund........................... $  179,691 $212,798     --     --
Technology Fund................................... $   61,122 $ 48,422     --     --
Strategic Investor Fund........................... $1,005,634 $652,526     --     --
Balanced Fund..................................... $   23,727 $ 26,350     --     --
Oregon Intermediate Municipal Bond Fund........... $   17,407 $ 18,602     --     --
Conservative High Yield Fund...................... $  248,195 $790,974     --     --

--------
* Class D shares closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.

For the fiscal years ended August 31, 2004 and August 31, 2005, CMD, as Distributor, retained the following fees:

                                                        Mid Cap Growth Fund*
                                                           Class A Shares
                                                          Fiscal year ended,
                                                        --------------------
                                                         2005       2004
                                                         -------    -------
Aggregate initial sales charges on Fund share sales.... $53,881    $58,047
Initial sales charges retained by CMD.................. $ 8,640    $ 9,271
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD..................... $     0    $     0

                                                          Class B Shares
                                                        Fiscal year ended,
                                                        ------------------
                                                         2005      2004
                                                         -------  -------
Aggregate CDSC on Fund redemptions retained by CMD..... $12,755   $12,291

                                                          Class C Shares
                                                        Fiscal year ended,
                                                        ------------------
                                                          2005      2004
                                                         ------    ------
Aggregate CDSC on Fund redemptions retained by CMD..... $  774    $  264

                                                          Class D Shares
                                                        Fiscal year ended,
                                                        ------------------
                                                          2005      2004
                                                         ------    ------
Aggregate CDSC on Fund redemptions retained by CMD..... $   14    $   21

                                                          Class T Shares
                                                        Fiscal year ended,
                                                        ------------------
                                                          2005      2004
                                                         ------    ------
Aggregate initial sales charges on Fund share sales.... $1,208    $1,845
Initial sales charges retained by CMD.................. $  185    $    0
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD..................... $    0    $    0

                                                          Class G Shares
                                                        Fiscal year ended,
                                                        ------------------
                                                          2005      2004
                                                         ------    ------
Aggregate CDSC on Fund redemptions retained by CMD..... $1,030    $2,954
--------
* Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered in October 13, 2003.

                                                   Real Estate Equity Fund*
                                                   ------------------------
                                                     Class A Shares Fiscal
                                                           year ended,
                                                   ------------------------
                                                       2005        2004
                                                     --------    --------
Aggregate initial sales charges on Fund share
  sales........................................... $179,691     $212,798
Initial sales charges retained by CMD............. $ 27,593     $ 32,403
Aggregate contingent deferred sales charges
  (CDSC) On Fund redemptions retained by CMD...... $  1,889     $ 25,000

                                                         Class B Shares
                                                       Fiscal year ended,
                                                   ------------------------
                                                       2005        2004
                                                     --------    --------
Aggregate CDSC on Fund redemptions retained by CMD $ 41,433     $ 23,444

                                                         Class C Shares
                                                       Fiscal year ended,
                                                   ------------------------
                                                       2005        2004
                                                     --------    --------
Aggregate CDSC on Fund redemptions retained by CMD $  1,002     $  2,004

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                             2005       2004
                                                             ----      ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $353     $4,273
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                              Technology Fund*
                                                               Class A Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                                2005     2004
                                                              -------  -------
Aggregate initial sales charges on Fund share sales......... $61,122   $48,422
Initial sales charges retained by CMD....................... $ 9,699   $ 8,022
Aggregate contingent deferred sales charges (CDSC) On Fund
  redemptions retained by CMD............................... $     0   $     0

                                                               Class B Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                                2005     2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $22,029   $40,538

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005     2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $ 1,437   $   883

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                              2005      2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $     0   $    11
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                        Strategic Investor Fund*
                                                        ------------------------
                                                              Class A Shares
                                                            Fiscal year ended,
                                                        ------------------------
                                                            2005         2004
                                                         ----------    --------
Aggregate initial sales charges on Fund share sales.... $1,005,634    $652,526
Initial sales charges retained by CMD.................. $  157,605    $ 93,760
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD..................... $    3,199    $    487

                                                              Class B Shares
                                                            Fiscal year ended,
                                                        ------------------------
                                                              2005      2004
                                                         ----------    --------
Aggregate CDSC on Fund redemptions retained by CMD..... $   93,114    $ 26,530

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $3,229    $1,230

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $    0    $   12
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                               Balanced Fund*
                                                               Class A Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              -------  -------
Aggregate initial sales charges on Fund share sales......... $23,727   $26,350
Initial sales charges retained by CMD....................... $ 3,854   $ 4,251
Aggregate contingent deferred sales charges (CDSC) On Fund
  redemptions retained by CMD............................... $     0   $     0

                                                               Class B Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $21,461   $15,155

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $   157   $   282

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005     2004
                                                              -------  -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $     0   $     9
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                            Oregon Intermediate
                                                           Municipal Bond Fund*
                                                           --------------------
                                                               Class A Shares
                                                             Fiscal year ended,
                                                           --------------------
                                                              2005      2004
                                                            -------    -------
Aggregate initial sales charges on Fund share sales....... $17,407    $18,602
Initial sales charges retained by CMD..................... $ 2,191    $ 2,240
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD........................ $     0    $     0

                                                               Class B Shares
                                                             Fiscal year ended,
                                                           --------------------
                                                              2005      2004
                                                            -------    -------
Aggregate CDSC on Fund redemptions retained by CMD........ $ 1,561    $ 9,564

                                                               Class C Shares
                                                             Fiscal year ended,
                                                           --------------------
                                                              2005      2004
                                                            -------    -------
Aggregate CDSC on Fund redemptions retained by CMD........ $   222    $   685

                                                               Class D Shares
                                                             Fiscal year ended,
                                                           --------------------
                                                              2005      2004
                                                            -------    -------
Aggregate CDSC on Fund redemptions retained by CMD........ $     0    $   119
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                 Conservative High Yield Fund*
                                                 -----------------------------
                                                         Class A Shares
                                                       Fiscal year ended,
                                                 -----------------------------
                                                     2005           2004
                                                    --------       --------
Aggregate initial sales charges on Fund share
  sales......................................... $248,195       $790,974
Initial sales charges retained by CMD........... $ 32,709       $ 96,270
Aggregate contingent deferred sales charges
  (CDSC) On Fund redemptions retained by CMD.... $ 23,132       $ 66,541

                                                         Class B Shares
                                                       Fiscal year ended,
                                                 -----------------------------
                                                     2005           2004
                                                    --------       --------
Aggregate CDSC on Fund redemptions retained by
  CMD........................................... $325,296       $297,129

                                                         Class C Shares
                                                       Fiscal year ended,
                                                 -----------------------------
                                                     2005           2004
                                                    --------       --------
Aggregate CDSC on Fund redemptions retained by
  CMD........................................... $  5,183       $ 32,727

                                                         Class D Shares
                                                       Fiscal year ended,
                                                 -----------------------------
                                                     2005           2004
                                                    --------       --------
Aggregate CDSC on Fund redemptions retained by
  CMD........................................... $  1,389       $ 39,786
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

      The Advisor and CMS are wholly owned subsidiaries of Columbia Management Group, LLC. CMD is a wholly owned subsidiary of the Advisor. Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

                            PORTFOLIO TRANSACTIONS

      Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided;
(ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and
(vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund's shares.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      The Advisor may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

      Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:

Fund                                        2005       2004      2003*
----                                     ---------- ---------- ----------
Mid Cap Growth Fund..................... $2,899,948 $4,568,079 $2,792,191
Small Cap Growth Fund I................. $2,830,330 $4,182,561 $2,274,813
Real Estate Equity Fund................. $  999,372 $1,006,065 $1,359,961
Balanced Fund........................... $  747,893 $1,984,251 $1,432,505
Technology Fund......................... $  923,686 $1,103,735 $  528,962
Strategic Investor Fund................. $1,779,252 $1,457,139 $  950,489
Oregon Intermediate Municipal Bond Fund. $    1,254 $        0 $        0
--------
* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      No agency brokerage commissions were paid by the Conservative High Yield Fund, d during the last three years. No agency brokerage commissions were paid by the Oregon Intermediate Municipal Bond Fund during 2003 or 2004. Of the commissions paid in 2005, the Mid Cap Growth Fund paid $160,092, the Small Cap Growth Fund I paid $172,412, the Balanced Fund paid $191,521, the Real Estate Fund paid $42,050, the Strategic Investor Fund paid $105,758, and the Technology Fund paid $28,844 to acquire third-party research or products.

      At August 31, 2005, the Funds held securities of their regular brokers or dealers as set forth below:

Fund                                Broker/Dealer         Value
----                           ------------------------ ----------
Mid Cap Growth Fund            NONE
Small Cap Growth Fund I        NONE
Real Estate Equity Fund        NONE
Technology Fund                NONE
Strategic Investor Fund        MORGAN STANLEY           $3,433,725
Balanced Fund                  MORGAN STANLEY           $1,772,421
                               MERRILL LYNCH & CO INC   $  992,090
                               LEHMAN BROTHERS HOLDINGS $  795,736
Oregon Intermediate Municipal
Bond Fund                      NONE
Conservative High Yield Fund   NONE

      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Fleet Institutional Trading, an affiliated broker-dealer of the Advisor that was disbanded in 2004, to execute purchase and sale orders. During 2004 and 2005, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor, to execute purchase and sale orders. During 2005, the Funds periodically used Bank of America Securities, an affiliated broker dealer of the Advisor, to execute purchase and sale orders.

      The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal year 2004 is as follows:

                Fund                                      2004
                ----                                     ------
                Balanced Fund........................... $    0
                Strategic Investor Fund................. $5,125

The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:

                Fund                                      2004
                ----                                     -------
                Small Cap Growth Fund I................. $ 1,365
                Mid Cap Growth Fund..................... $ 9,785
                Growth Fund............................. $25,250
                Strategic Investor Fund................. $ 1,500

      The Funds paid no brokerage commissions to W.R. Hambrecht or Bank of America Securities in fiscal year 2005.

      For all years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

      Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

      Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings ("IPOs and "SPOs," jointly "POs") are made pursuant to Guidelines (the "Guidelines") established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

      The Advisor, CMD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor's other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

      The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

                      CAPITAL STOCK AND OTHER SECURITIES

Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

            Fund                                               Date
            ----                                               ----
            Mid Cap Growth Fund............................... 1985
            Small Cap Growth Fund I........................... 1996
            Real Estate Fund.................................. 1994
            Technology Fund................................... 2000
            Strategic Investor Fund........................... 2000
            Balanced Fund..................................... 1991
            Oregon Intermediate Municipal Bond Fund........... 1984
            Conservative High Yield Fund...................... 1993

      Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the "Plan") adopted by the Directors in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Directors of each Fund and to the extent permitted by the 1940 Act and each Fund's articles of incorporation and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Except as indicated in Appendix I, Class G shares of a Fund automatically convert into Class T shares of the same Fund after eight years. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class A, B, C and D shares.

      Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 12 months after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

                          DISTRIBUTION AND SERVICING

Rule 12b-1 Distribution Plan

      The Directors have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the Funds' Class A, B, C, D and G shares. Under the 12b-1 Plan, each Fund pays CMD a monthly service fee at an annual rate of up to 0.25% of the Fund's net assets attributed to Class A, B, C and D shares. Each Fund (other than Small Cap Growth Fund I) may also pay CMD monthly a distribution fee at an annual rate of 0.10% of the Fund's daily net assets attributed to Class A shares, and each Fund may pay up to 0.75% of the Fund's average daily net assets attributable to Class B, C and D shares. The Funds' Board of Directors currently limits payments under the 12b-1 Plan for Class A shares (for all Funds other than Small Cap Growth Fund I) to 0.25% annually. Also under the 12b-1 Plan, the Mid Cap Growth Fund pays CMD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Mid Cap Growth Fund also pays CMD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares.

      For the Oregon Intermediate Municipal Bond Fund, CMD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C's and Class D's average daily net assets. For the High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C's and Class D's average daily net assets.

      The monthly service and distribution fees shall be used by CMD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to:
(a) direct out-of-pocket promotional expenses incurred by CMD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Funds' shares beneficially owned by customers for whom the Service Organization is the shareholder of record;
(e) the direct and indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

      Shareholder Liaison Services may include the following services provided by FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and
(c) providing a service to invest the assets of customers in Class G shares.

      CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CMD's expenses, CMD may realize a profit from the fees. The 12b-1 Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

      At this time, the total Class G service and distribution fees have been limited to 0.95% for the Mid Cap Growth Fund. These limitations may be modified or terminated by the Board of Directors at any time.

Shareholder Services Plan

      The Board of Directors has approved a Shareholder Services Plan (the "Services Plan") for Class T shares of the Mid Cap Growth Fund. Under the Services Plan, the Fund may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund's net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

Terms of the 12b-1 and Services Plan

      CMD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds' assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds' shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Directors, including the Directors who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements ("Independent Directors"), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Directors in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Directors or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Directors who are not interested persons of the Funds is effected by such Independent Directors.

      The Funds' 12b-1 Plan monthly service and distribution fees paid to CMD for the period ended August 31, 2005 were:

                                   Service Fee                              Distribution Fee
                    ------------------------------------------ ------------------------------------------
                    Class A  Class B  Class C Class D  Class G Class T Class B  Class C  Class D  Class G
                    -------- -------- ------- -------- ------- ------- -------- -------- -------- -------
Mid Cap Growth
  Fund............. $ 13,048 $ 14,125 $ 1,437 $  1,352 $2,097  $81,615 $ 42,645 $  4,311 $  4,056 $4,544
Real Estate Equity
  Fund............. $101,868 $ 33,671 $ 9,501 $ 10,808     --       -- $101,012 $ 28,504 $ 32,425     --
Technology Fund.... $ 18,799 $  6,914 $ 2,942 $     57     --       -- $ 20,743 $  8,827 $    170     --
Strategic Investor
  Fund............. $343,456 $ 91,846 $72,390 $  1,581     --       -- $275,539 $217,429 $  4,742     --
Balanced Fund...... $  7,273 $ 19,163 $ 2,117 $    817     --       -- $ 57,490 $  6,350 $  2,452     --
Oregon Intermediate
  Municipal Bond
  Fund............. $  9,969 $  3,077 $ 1,100 $  1,958     --       -- $  9,231 $  1,760 $  3,133     --
Conservative High
  Yield Fund....... $838,170 $246,059 $52,818 $181,041     --       -- $738,175 $158,454 $543,124     --

      Sales-related expenses of CMD relating to the Funds were:

                                                               Fiscal Year Ended August 31, 2005
                                                        -----------------------------------------------
                                                        Class A Class B Class C Class D Class G Class T
Mid Cap Growth Fund                                      Shares  Shares  Shares  Shares  Shares  Shares
-------------------                                     ------- ------- ------- ------- ------- -------
Fees to FSFs........................................... $14,267 $33,196 $4,832  $6,127  $2,590  $81,460
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $ 2,172 $ 1,363 $  342  $   39  $   83  $ 1,111
Allocated travel, entertainment and other expenses..... $ 3,976 $ 1,998 $  502  $   58  $  121  $ 1,628

                                                                    Fiscal Year Ended August 31, 2005
                                                                  --------------------------------
                                                                  Class A     Class B Class C Class D
Real Estate Equity Fund                                            Shares      Shares  Shares  Shares
-----------------------                                           --------    ------- ------- -------
Fees to FSFs..................................................... $114,842    $90,505 $41,937 $39,194
Allocated cost of sales material relating to the Fund (including
  printing, mailing and other promotion expenses)................ $ 24,976    $ 3,229 $ 3,106 $   283
Allocated travel, entertainment and other expenses............... $ 36,609    $ 4,733 $ 4,552 $   414

                                                          Fiscal Year Ended August 31, 2005
                                                        -----------------------------------
                                                        Class A  Class B  Class C  Class D
Technology Fund                                          Shares   Shares   Shares   Shares
---------------                                         -------  -------  -------  -------
Fees to FSFs........................................... $68,091  $31,041  $19,534   $211
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $13,645  $ 1,321  $ 1,999   $  4
Allocated travel, entertainment and other expenses..... $20,001  $ 1,937  $ 2,931   $  6

                                                        Fiscal Year Ended August 31, 2005
                                                        ----------------------------------
                                                        Class A  Class B  Class C  Class D
Strategic Investor Fund                                  Shares   Shares   Shares   Shares
-----------------------                                 -------- -------- -------- -------
Fees to FSFs........................................... $368,346 $718,320 $321,611 $6,271
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $ 76,868 $ 24,532 $ 25,682 $   27
Allocated travel, entertainment and other expenses..... $112,672 $ 35,959 $ 37,644 $   39

                                                          Fiscal Year Ended August 31, 2005
                                                        -----------------------------------
                                                        Class A  Class B  Class C  Class D
Balanced Fund                                            Shares   Shares   Shares   Shares
-------------                                           -------  -------  -------  -------
Fees to FSFs........................................... $7,366   $37,948  $7,899   $3,282
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $1,218   $ 1,410  $  401   $    9
Allocated travel, entertainment and other expenses..... $1,785   $ 2,066  $  588   $   13

                                                          Fiscal Year Ended August 31, 2005
                                                        -----------------------------------
                                                        Class A  Class B  Class C  Class D
Oregon Intermediate Municipal Bond Fund                  Shares   Shares   Shares   Shares
---------------------------------------                 -------  -------  -------  -------
Fees to FSFs........................................... $9,973   $6,479   $4,814   $5,585
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $  991   $  132   $  489   $   12
Allocated travel, entertainment and other expenses..... $1,452   $  193   $  717   $   18

                                                         Fiscal Year Ended August 31, 2005
                                                        -----------------------------------
                                                        Class A  Class B  Class C  Class D
Conservative High Yield Fund                             Shares   Shares   Shares   Shares
----------------------------                            -------- -------- -------- --------
Fees to FSFs........................................... $947,336 $359,250 $142,030 $566,742
Allocated cost of sales material relating to the Fund
  (including printing, mailing and other promotion
  expenses)............................................ $168,060 $  8,562 $  7,185 $  3,426
Allocated travel, entertainment and other expenses..... $246,338 $ 12,550 $ 10,532 $  5,021

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases and Redemptions

      A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

      Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange ("Exchange") on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of each Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

      Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.

      CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

      Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CMS for deposit to their account.

      In addition to the commissions specified in a Fund's prospectus and this Statement of Additional Information, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

      Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

      In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

      In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

      CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
ADP Clearing
Advest
AEGON/Transamerica
AG Edwards
AIG Companies
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
AXA Advisors
Bank of America
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
Bysis Retirement
C N A Trust
Ceridian Retirement
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
First Union Bank of NC
Financial Data Services
Fleet Boston Financial
Franklin Templeton
Freeman Welwood
Gem Group

Great West Life
Hartford Life
Hewitt Associates LLC
Huntington Bank ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch MetLife MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
Northeast Retirement Services
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex Pershing LLC
Phoenix Home Life Piper Jaffray PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant
Hamill South
Trust Securities

Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
Unified Trust
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

Special Purchase Programs/Investor Services

      The following special purchase programs/investor services may be changed or eliminated at any time.

      Automatic Investment Plan. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts ("IRAs")) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

      Automated Dollar Cost Averaging. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

      Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

      An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

      You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

      Tax-Sheltered Retirement Plans. CMD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CMD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

      Participants in non-CMD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CMS. Participants in CMD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CMD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

      Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

      Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.

      Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

      Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

Programs for Reducing or Eliminating Sales Charges

      Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1.  the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

      CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

      Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

      During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

      If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price.

      If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

      Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSF's (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds

    NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

    Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

    Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

    Banks, trust companies and thrift institutions, acting as fiduciaries.

2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

    Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

    Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
    (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

    (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and
    (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with

    CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
    (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares--Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
    (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
    Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program th at has signed an agreement with Columbia Funds or CMD.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
    (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
    Section 401 or 457 of the tax code.

11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
    Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How To Sell Shares

      Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

      To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CMS for more information at 1-800-345-6611.

      FSFs must receive requests before the time at which a Fund's shares are valued to receive that day's price. FSFs are responsible for furnishing all necessary documentation to CMS and may charge for this service.

      Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

      A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

      A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

      SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

      A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

      The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.

      Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

      Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.

      Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Distributions

      Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CMS is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

      Shares of Funds that pay daily dividends (Oregon Intermediate Municipal Bond Fund, and Conservative High Yield Fund) will be earned starting the day after the Fund receives payments for the shares.

How To Exchange Shares

      Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CMD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class
T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CMS before requesting an exchange.

      By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other funds are available from the CMD Literature Department by calling 1-800-426-3750.

      A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

      Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

      An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

      The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

Pricing of Shares

      The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Directors.

      Temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

                                   CUSTODIAN

      State Street Bank & Trust Company (the "Custodian"), 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900 acts as the Funds' general custodian, for both domestic and foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 is the Fund's independent registered public accounting firm, providing audit and tax return review services and assistance and consultation, in connection with the review of various Securities and Exchange Commission filings. The annual financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                     TAXES

Federal Income Taxes

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company. If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest (net of expenses attributable to such interest), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      Special Aspects of 90 Percent Test with Respect to Foreign Currency. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      Oregon Intermediate Municipal Bond Fund. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Intermediate Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Intermediate Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Intermediate Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Intermediate Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any capital loss realized upon the redemption of shares of the Oregon Intermediate Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described below, as a result of 2003 legislation, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

      A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Intermediate Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Intermediate Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Intermediate Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Intermediate Municipal Bond Fund's portfolios will be made by the Oregon Intermediate Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Intermediate Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Intermediate Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Intermediate Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If the Oregon Intermediate Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Intermediate Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Intermediate Municipal Bond Fund and the value of portfolio securities held by the the Fund would be affected.

      Hedging transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund's book income exceeds its taxable income (or, with respect to a tax-exempt Fund, its tax-exempt income), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Other Funds. Shareholders of Funds other than the Oregon Intermediate Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Strategic Investor Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. However, distributions from the Conservative High Yield Fund are unlikely to so qualify because the income of this Fund consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

      General Considerations. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning on or before December 31, 2008.

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Intermediate Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

      Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the federal AMT.

      Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

      A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes

      The Mid Cap Growth Fund, the Small Cap Growth Fund I, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the Conservative High Yield Fund may invest in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

      Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

      Investment in Passive Foreign Investment Companies. Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the Fund may be able to elect to treat a PFIC as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Investments in Real Estate Investment Trusts

      Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

      The Real Estate Fund, and to a lesser extent certain other Funds (see "INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND"), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

State Income Taxes

      Funds That Invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

      Oregon Intermediate Municipal Bond Fund. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Intermediate Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Intermediate Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Intermediate Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Intermediate Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Intermediate Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

General Information

      Capital gains distributed to shareholders of the Oregon Intermediate Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss under Section 165 of the Code with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

                             SHAREHOLDER MEETINGS

      The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Funds have voluntarily undertaken to hold a shareholder meeting at which the Board of Directors would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Funds' By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Directors may fill any vacancies in the Board of Directors except that the Directors may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Directors then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Directors then in office have been elected to such office by the shareholders, the Directors must call a meeting of shareholders. Directors may be removed from office by a written consent signed by a majority of the outstanding shares of the Funds or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Directors shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Directors, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other Funds in the Fund Complex that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                             FINANCIAL STATEMENTS

      The Funds' most recent Annual and Semi-Annual Report to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

   1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

   2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

   (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

   (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

   (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

   (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

      1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

      2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

      3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

      4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

             . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

             . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                   . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                   . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

   . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

      However, CMA generally will WITHHOLD votes from pertinent director nominees if:

          (i) the board as proposed to be constituted would have more than one-third of its members from management;

          (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

          (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

          (iv)   a director serves on more than six public company boards;

          (v) the CEO serves on more than two public company boards other than the company's board.

       On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

   . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

   . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

   . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

          .   Established governance standards and guidelines.

          . Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

          . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

          . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

          . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

          . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

   . Proposals that grant or restore shareholder ability to remove directors with or without cause.

   . Proposals to permit shareholders to elect directors to fill board vacancies.

   . Proposals that encourage directors to own a minimum amount of company stock.

   .   Proposals to provide or to restore shareholder appraisal rights.

   .   Proposals to adopt cumulative voting.

   .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

   . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

   . Proposals that give management the ability to alter the size of the board without shareholder approval.

   . Proposals that provide directors may be removed only by supermajority vote.

   .   Proposals to eliminate cumulative voting.

   . Proposals which allow more than one vote per share in the election of directors.

   . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   . Proposals that mandate a minimum amount of company stock that directors must own.

   .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

   . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

   . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

   . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

   . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

   .   Proposals asking a company to expense stock options.

   .   Proposals to put option repricings to a shareholder vote.

   . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

   . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

   . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

   . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

       For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

   . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

   . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

   . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows: Poison Pills

   . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

   .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

   . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

   . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

   . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

   . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

   . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

         .   Credible reason exists to question:

                  . The auditor's independence, as determined by applicable regulatory requirements.

                  . The accuracy or reliability of the auditor's opinion as to the company's financial position.

         . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

   . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

   . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

   . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

   . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

   . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

   . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

   . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

   . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

   . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

   . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

   . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

   . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

   . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

   . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

   . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

   . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

   .   Board structure

   .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

   . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

   . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

   . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

   .   Are interested directors and sit on the audit or nominating committee; or

   . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

   .   Past performance relative to its peers

   .   Market in which fund invests

   . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

   .   Past shareholder activism, board activity and votes on related proposals

   .   Strategy of the incumbents versus the dissidents

   .   Independence of incumbent directors; director nominees

   .   Experience and skills of director nominees

   .   Governance profile of the company

   .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

   .   Past performance as a closed-end fund

   .   Market in which the fund invests

   .   Measures taken by the board to address the discount

   . Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

   .   Proposed and current fee schedules

   .   Fund category/investment objective

   .   Performance benchmarks

   .   Share price performance as compared with peers

   .   Resulting fees relative to peers

   .   Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

   .   Stated specific financing purpose

   .   Possible dilution for common shares

   .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

   .   Potential competitiveness

   .   Regulatory developments

   .   Current and potential returns

   .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

   .   Fund's target investments

   .   Reasons given by the fund for the change

   .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

   .   Political/economic changes in the target market

   .   Consolidation in the target market

   .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

   .   Potential competitiveness

   .   Current and potential returns

   .   Risk of concentration

   .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

   .   Strategies employed to salvage the company

   .   Past performance of the fund

   .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

   .   The degree of change implied by the proposal

   .   The efficiencies that could result

   .   The state of incorporation; net effect on shareholder rights

   .   Regulatory standards and implications

CMA will vote FOR:

   . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

   . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

   . Proposals enabling the Board to: o Change, without shareholder approval the domicile of the fund o Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

   .   Regulations of both states

   .   Required fundamental policies of both states

   .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

   .   Fees charged to comparably sized funds with similar objectives

   .   The proposed distributor's reputation and past performance

   .   The competitiveness of the fund in the industry

   .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

   .   Resulting fee structure

   .   Performance of both funds

   .   Continuity of management personnel

   .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

   .   Performance of the fund's NAV

   .   The fund's history of shareholder relations

   .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

       1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

       2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

       3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

       4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

       5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

       6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

       7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

   . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

   . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

   . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

       . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

   . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                                  APPENDIX II

Information Applicable to Certain Class G Shareholders

   Except as set forth below, Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

   The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                          % Deducted When
       Holding Period After Purchase                      Shares are Sold
       -----------------------------                      ---------------
       Through first year................................      5.00
       Through second year...............................      4.00
       Through third year................................      3.00
       Through fourth year...............................      3.00
       Through fifth year................................      2.00
       Through sixth year................................      1.00
       Longer than six years.............................      None

   Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

   Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

   The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                          % Deducted When
       Holding Period After Purchase                      Shares are Sold
       -----------------------------                      ---------------
       Through first year................................      5.50
       Through second year...............................      5.00
       Through third year................................      4.00
       Through fourth year...............................      3.00
       Through fifth year................................      2.00
       Through sixth year................................      1.00
       Through the seventh year..........................      None
       Longer than seven years...........................      None

   If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

                  Appendix B - Pro Forma Financial Statements

PRO FORMA COMBINING INVESTMENT PORTFOLIO
February 28, 2006 (unaudited)

                                                                 Columbia Marsico                  Columbia Mid Cap
                                             Columbia Mid Cap         Mid Cap                         Growth Fund
                                               Growth Fund          Growth Fund                        Pro-Forma
                                              Acquiring Fund       Acquired Fund      Pro-Forma        Combined
                                   % of Net ------------------ --------------------- Adjustments ---------------------
                                    Assets  Shares  Value ($)   Shares    Value ($)   Value ($)   Shares    Value ($)
                                   -------- ------- ---------- --------- ----------- ----------- --------- -----------
Common Stocks..................... 96.0%
CONSUMER DISCRETIONARY............ 19.8%
Diversified Consumer Services.....  0.2%
   Education Management Corp.
     (a)..........................           97,736  3,674,874        --          --                97,736   3,674,874
                                                    ----------           -----------                       -----------
       Diversified Consumer
         Services Total...........                   3,674,874                    --                         3,674,874
                                                    ----------           -----------                       -----------
Hotels, Restaurants & Leisure..... 10.3%
   Applebee's International,
     Inc..........................          158,330  3,663,756        --          --               158,330   3,663,756
   Brinker International, Inc.....           88,390  3,681,444        --          --                88,390   3,681,444
   Cheesecake Factory, Inc.
     (a)..........................          213,020  7,702,803   569,765  20,602,702               782,785  28,305,505
   Harrah's Entertainment,
     Inc..........................           57,028  4,101,454        --          --                57,028   4,101,454
   Hilton Hotels Corp.............          303,890  7,354,138        --          --               303,890   7,354,138
   Las Vegas Sands Corp. (a)......               --         --   598,734  31,942,459               598,734  31,942,459
   Marriott International,
     Inc., Class A................           72,970  4,991,148        --          --                72,970   4,991,148
   Scientific Games Corp.,
     Class A (a)..................          120,900  3,697,122        --          --               120,900   3,697,122
   Shangri-La Asia Ltd............               --         -- 3,594,000   5,742,676             3,594,000   5,742,676
   Starwood Hotels & Resorts
     Worldwide, Inc...............           69,000  4,381,500        --          --                69,000   4,381,500
   Station Casinos, Inc...........               --         --   403,897  27,646,750               403,897  27,646,750
   Wendy's International, Inc.....           68,050  3,940,095        --          --                68,050   3,940,095
   Wynn Resort Ltd. (a)...........               --         --   278,561  18,510,378               278,561  18,510,378
   Yum! Brands, Inc...............          163,400  7,794,180        --          --               163,400   7,794,180
                                                    ----------           -----------                       -----------
       Hotels, Restaurants &
         Leisure Total............                  51,307,640           104,444,965                       155,752,605
                                                    ----------           -----------                       -----------
Household Durables................  1.7%
   Centex Corp....................           53,670  3,628,629        --          --                53,670   3,628,629
   D.R. Horton, Inc...............          153,486  5,235,407        --          --               153,486   5,235,407
   Fortune Brands, Inc............           55,810  4,328,066        --          --                55,810   4,328,066
   Lennar Corp., Class A..........           47,600  2,849,336        --          --                47,600   2,849,336
   NVR, Inc. (a)..................            3,700  2,786,100        --          --                 3,700   2,786,100
   Toll Brothers, Inc.............               --         --   237,625   7,689,545               237,625   7,689,545
                                                    ----------           -----------                       -----------
       Household Durables
         Total....................                  18,827,538             7,689,545                        26,517,083
                                                    ----------           -----------                       -----------
Internet & Catalog Retail
   NetFlix, Inc. (a)..............  0.4%    224,560  6,020,453        --          --               224,560   6,020,453
                                                    ----------           -----------                       -----------
       Internet & Catalog
         Retail Total.............                   6,020,453                    --                         6,020,453
                                                    ----------           -----------                       -----------
Leisure Equipment & Products
   SCP Pool Corp..................  0.3%    110,770  4,815,172        --          --               110,770   4,815,172
                                                    ----------           -----------                       -----------
       Leisure Equipment &
         Products Total...........                   4,815,172                    --                         4,815,172
                                                    ----------           -----------                       -----------
Media.............................  1.3%
   Cablevision Systems Corp.
     (a)..........................           91,700  2,407,125        --          --                91,700   2,407,125
   Getty Images, Inc. (a).........           51,090  4,139,823        --          --                51,090   4,139,823
   Grupo Televisa SA, ADR.........           79,170  6,211,678        --          --                79,170   6,211,678
   Lamar Advertising Co.,
     Class A (a)..................           68,010  3,469,870        --          --                68,010   3,469,870
   XM Satellite Radio
     Holdings, Inc., Class A
     (a)..........................          160,725  3,550,415        --          --               160,725   3,550,415
                                                    ----------           -----------                       -----------
       Media Total................                  19,778,911                    --                        19,778,911
                                                    ----------           -----------                       -----------
Multiline Retail                    0.7%
   Nordstrom, Inc.................               --         --   279,466  10,619,708               279,466  10,619,708
                                                    ----------           -----------                       -----------
       Multiline Retail Total.....                          --            10,619,708                        10,619,708
                                                    ----------           -----------                       -----------

                                                                  Columbia Marsico                Columbia Mid Cap
                                              Columbia Mid Cap         Mid Cap                       Growth Fund
                                                 Growth Fund         Growth Fund                      Pro-Forma
                                               Acquiring Fund       Acquired Fund     Pro-Forma       Combined
                                    % of Net ------------------- ------------------- Adjustments -------------------
                                     Assets  Shares   Value ($)  Shares   Value ($)   Value ($)  Shares   Value ($)
                                    -------- ------- ----------- ------- ----------- ----------- ------- -----------
Specialty Retail................... 3.2%
   Abercrombie & Fitch Co.,
     Class A.......................          151,940  10,228,601      --          --             151,940  10,228,601
   Chico's FAS, Inc. (a)...........          405,580  19,082,539      --          --             405,580  19,082,539
   Children's Place Retail
     Stores, Inc. (a)..............           69,820   3,258,499      --          --              69,820   3,258,499
   GameStop Corp., Class A (a).....          159,800   6,396,794      --          --             159,800   6,396,794
   PETsMART, Inc...................          167,290   4,342,849      --          --             167,290   4,342,849
   Urban Outfitters, Inc. (a)......          158,163   4,444,380      --          --             158,163   4,444,380
                                                     -----------         -----------                     -----------
       Specialty Retail Total......                   47,753,662                  --                      47,753,662
                                                     -----------         -----------                     -----------
Textiles, Apparel & Luxury
  Goods............................ 1.7%
   Coach, Inc. (a).................          358,750  12,814,550 350,091  12,505,250             708,841  25,319,800
                                                     -----------         -----------                     -----------
       Textiles, Apparel &
         Luxury Goods Total........                   12,814,550          12,505,250                      25,319,800
                                                     -----------         -----------                     -----------
       CONSUMER DISCRETIONARY
         TOTAL.....................                  164,992,800         135,259,468                     300,252,268
                                                     -----------         -----------                     -----------
CONSUMER STAPLES................... 2.1%
Food & Staples Retailing........... 0.3%
   Whole Foods Market, Inc.........           68,500   4,375,780      --          --              68,500   4,375,780
                                                     -----------         -----------                     -----------
       Food & Staples
         Retailing Total...........                    4,375,780                  --                       4,375,780
                                                     -----------         -----------                     -----------
Food Products...................... 1.4%
   Dean Foods Co. (a)..............               --          -- 431,173  16,156,051             431,173  16,156,051
   H.J. Heinz Co...................           92,350   3,497,294      --          --              92,350   3,497,294
   Tyson Foods, Inc., Class A......          131,200   1,775,136      --          --             131,200   1,775,136
                                                     -----------         -----------                     -----------
       Food Products Total.........                    5,272,430          16,156,051                      21,428,481
                                                     -----------         -----------                     -----------
Personal Products.................. 0.3%
   Alberto-Culver Co...............           65,600   2,995,952      --          --              65,600   2,995,952
   Estee Lauder Companies,
     Inc., Class A.................           63,080   2,360,454      --          --              63,080   2,360,454
                                                     -----------         -----------                     -----------
       Personal Products Total.....                    5,356,406                  --                       5,356,406
                                                     -----------         -----------                     -----------
Tobacco............................ 0.1%
   UST, Inc........................           40,670   1,581,250      --          --              40,670   1,581,250
                                                     -----------         -----------                     -----------
       Tobacco Total...............                    1,581,250                  --                       1,581,250
                                                     -----------         -----------                     -----------
       CONSUMER STAPLES TOTAL......                   16,585,866          16,156,051                      32,741,917
                                                     -----------         -----------                     -----------
ENERGY............................. 7.5%
Energy Equipment & Services........ 3.9%
   BJ Services Co..................          200,100   6,265,131      --          --             200,100   6,265,131
   Diamond Offshore Drilling,
     Inc...........................           80,140   6,202,035      --          --              80,140   6,202,035
   Dresser-Rand Group, Inc.
     (a)...........................               --          -- 322,631   8,159,337             322,631   8,159,337
   ENSCO International, Inc........          103,900   4,643,291      --          --             103,900   4,643,291
   FMC Technologies, Inc. (a)......          176,270   8,270,588      --          --             176,270   8,270,588
   Grant Prideco, Inc. (a).........          140,300   5,677,941      --          --             140,300   5,677,941
   Nabors Industries Ltd. (a)......           67,670   4,462,836      --          --              67,670   4,462,836
   National-Oilwell Varco,
     Inc. (a)......................           64,700   3,938,936      --          --              64,700   3,938,936
   Petroleum Geo-Services ADR
     (a)...........................               --          --  89,440   3,532,880              89,440   3,532,880
   Smith International, Inc........          193,360   7,488,833                                 193,360   7,488,833
                                                     -----------         -----------                     -----------
       Energy Equipment &
         Services Total............                   46,949,591          11,692,217                      58,641,808
                                                     -----------         -----------                     -----------
Oil, Gas & Consumable Fuels........ 3.6%
   Chesapeake Energy Corp..........          110,440   3,278,964      --          --             110,440   3,278,964
   EOG Resources, Inc..............          144,570   9,744,018      --          --             144,570   9,744,018
   Massey Energy Co................          112,600   4,188,720      --          --             112,600   4,188,720
   Peabody Energy Corp.............          165,040   7,966,481 179,884   8,683,000             344,924  16,649,481
   Quicksilver Resources,
     Inc. (a)......................           51,200   1,859,584      --          --              51,200   1,859,584

                                                                 Columbia Marsico                Columbia Mid Cap
                                              Columbia Mid Cap        Mid Cap                       Growth Fund
                                                Growth Fund         Growth Fund                      Pro-Forma
                                               Acquiring Fund      Acquired Fund     Pro-Forma       Combined
                                    % of Net ------------------ ------------------- Adjustments -------------------
                                     Assets  Shares  Value ($)  Shares   Value ($)   Value ($)  Shares   Value ($)
                                    -------- ------- ---------- ------- ----------- ----------- ------- -----------
   Southwestern Energy Co. (a).....          166,620  5,346,836      --          --             166,620   5,346,836
   Tesoro Corp.....................           64,000  3,866,240      --          --              64,000   3,866,240
   XTO Energy, Inc.................          231,950  9,716,385      --          --             231,950   9,716,385
                                                     ----------         -----------                     -----------
       Oil, Gas & Consumable
         Fuels Total...............                  45,967,228           8,683,000                      54,650,228
                                                     ----------         -----------                     -----------
       ENERGY TOTAL................                  92,916,819          20,375,217                     113,292,036
                                                     ----------         -----------                     -----------
FINANCIALS......................... 13.4%
Capital Markets....................  6.3%
   Affiliated Managers Group,
     Inc. (a)......................           90,830  8,940,397      --          --              90,830   8,940,397
   Crystal River Capital (b)
     (c)...........................               --         -- 300,129   7,503,225             300,129   7,503,225
   E*TRADE Financial Corp. (a).....          281,180  7,192,585      --          --             281,180   7,192,585
   Franklin Resources, Inc.........               --         -- 113,849  11,690,015             113,849  11,690,015
   Investors Financial
     Services Corp.................               --         -- 352,241  15,889,592             352,241  15,889,592
   Jefferies Group, Inc............               --         -- 370,825  21,151,858             370,825  21,151,858
   Lazard Ltd., Class A............          272,300 10,478,104      --          --             272,300  10,478,104
   Legg Mason, Inc.................           46,260  6,041,093      --          --              46,260   6,041,093
   T. Rowe Price Group, Inc........           97,200  7,463,016      --          --              97,200   7,463,016
                                                     ----------         -----------                     -----------
       Capital Markets Total.......                  40,115,195          56,234,690                      96,349,885
                                                     ----------         -----------                     -----------
Commercial Banks...................  3.7%
   East West Bancorp, Inc..........          174,520  6,577,659      --          --             174,520   6,577,659
   ICICI Bank Ltd., ADR............               --         -- 349,002  10,717,851             349,002  10,717,851
   UCBH Holdings, Inc..............               --         -- 706,910  12,653,689             706,910  12,653,689
   Uniao de Bancos
     Brasileiros SA, GDR...........               --         -- 215,392  18,943,726             215,392  18,943,726
   Zions Bancorporation............           85,630  7,066,187      --          --              85,630   7,066,187
                                                     ----------         -----------                     -----------
       Commercial Banks Total......                  13,643,846          42,315,266                      55,959,112
                                                     ----------         -----------                     -----------
Diversified Financial Services.....  2.0%
   Chicago Mercantile
     Exchange Holdings, Inc........           18,056  7,684,634  52,057  22,155,459              70,113  29,840,093
                                                     ----------         -----------                     -----------
       Diversified Financial
         Services Total............                   7,684,634          22,155,459                      29,840,093
                                                     ----------         -----------                     -----------
Insurance..........................  0.3%
   Ambac Financial Group, Inc......           67,610  5,080,891      --          --              67,610   5,080,891
                                                     ----------         -----------                     -----------
       Insurance Total.............                   5,080,891                  --                       5,080,891
                                                     ----------         -----------                     -----------
Real Estate........................  1.1%
   Government Properties
     Trust, Inc., REIT.............               --         -- 171,422   1,463,944             171,422   1,463,944
   St. Joe Co......................               --         -- 247,667  14,842,683             247,667  14,842,683
                                                     ----------         -----------                     -----------
       Real Estate Total...........                          --          16,306,627                      16,306,627
                                                     ----------         -----------                     -----------
       FINANCIALS TOTAL............                  66,524,566         137,012,042                     203,536,608
                                                     ----------         -----------                     -----------
HEALTH CARE........................ 15.5%
   Biotechnology...................  5.0%
       Amylin
         Pharmaceuticals,
         Inc. (a)..................          158,420  6,872,260 782,248  33,933,918             940,668  40,806,178
       Genzyme Corp. (a)...........               --         -- 224,907  15,595,051             224,907  15,595,051
       Celgene Corp. (a)...........           83,000  3,154,000      --          --              83,000   3,154,000
       Invitrogen Corp. (a)........           25,600  1,815,808      --          --              25,600   1,815,808
       MedImmune, Inc. (a).........          120,500  4,397,045      --          --             120,500   4,397,045
       Nektar Therapeutics (a).....          206,470  4,317,288      --          --             206,470   4,317,288
       Neurocrine
         Biosciences, Inc. (a).....           86,855  5,698,556      --          --              86,855   5,698,556
                                                     ----------         -----------                     -----------
       Biotechnology Total.........                  26,254,957          49,528,969                      75,783,926
                                                     ----------         -----------                     -----------
Health Care Equipment &
  Supplies.........................  3.2%
   Biomet, Inc.....................          177,169  6,448,952      --          --             177,169   6,448,952
   DENTSPLY International,
     Inc...........................           59,480  3,389,765      --          --              59,480   3,389,765
   Gen-Probe, Inc. (a).............          138,510  6,919,960      --          --             138,510   6,919,960
   ResMed, Inc. (a)................          146,504  5,946,597      --          --             146,504   5,946,597
   Thermo Electron Corp. (a).......          199,510  6,907,036      --          --             199,510   6,907,036

                                                                 Columbia Marsico               Columbia Mid Cap
                                             Columbia Mid Cap        Mid Cap                       Growth Fund
                                                Growth Fund        Growth Fund                      Pro-Forma
                                              Acquiring Fund      Acquired Fund     Pro-Forma       Combined
                                   % of Net ------------------- ------------------ Adjustments -------------------
                                    Assets  Shares   Value ($)  Shares  Value ($)   Value ($)  Shares   Value ($)
                                   -------- ------- ----------- ------- ---------- ----------- ------- -----------
   Kyphon, Inc. (a)...............               --          -- 131,234  4,686,366             131,234   4,686,366
   Varian Medical Systems,
     Inc. (a).....................          163,830   9,482,481      --         --             163,830   9,482,481
   Waters Corp. (a)...............           98,310   4,200,786      --         --              98,310   4,200,786
                                                    ----------- ------- ----------                     -----------
       Health Care Equipment
         & Supplies Total.........                   43,295,577          4,686,366                      47,981,943
                                                    -----------         ----------                     -----------
Health Care Providers &
  Services........................  5.4%
   Cerner Corp. (a)...............          104,040   4,331,185      --         --             104,040   4,331,185
   Community Health Systems,
     Inc. (a).....................          116,570   4,420,334      --         --             116,570   4,420,334
   Coventry Health Care, Inc.
     (a)..........................          186,490  11,118,534      --         --             186,490  11,118,534
   DaVita, Inc. (a)...............          175,225  10,231,388      --         --             175,225  10,231,388
   Health Management
     Associates, Inc., Class A....          140,060   2,981,877      --         --             140,060   2,981,877
   Henry Schein, Inc. (a).........           82,760   3,860,754      --         --              82,760   3,860,754
   Humana, Inc. (a)...............          139,500   7,207,965 327,432 16,918,411             466,932  24,126,376
   Laboratory Corp. of
     America Holdings (a).........          112,760   6,552,484      --         --             112,760   6,552,484
   Lincare Holdings, Inc. (a).....           48,300   1,975,470      --         --              48,300   1,975,470
   Medco Health Solutions,
     Inc. (a).....................           63,780   3,553,822      --         --              63,780   3,553,822
   Quest Diagnostics, Inc.........           80,630   4,262,908      --         --              80,630   4,262,908
   United Surgical Partners
     International, Inc. (a)......          123,135   4,328,195      --         --             123,135   4,328,195
                                                    -----------         ----------                     -----------
       Health Care Providers
         & Services Total.........                   64,824,916         16,918,411                      81,743,327
                                                    -----------         ----------                     -----------
Pharmaceuticals...................  1.9%
   Allergan, Inc..................           72,460   7,844,519      --         --              72,460   7,844,519
   Endo Pharmaceuticals
     Holdings, Inc. (a)...........          134,335   4,234,239      --         --             134,335   4,234,239
   Forest Laboratories, Inc.
     (a)..........................           79,750   3,660,525      --         --              79,750   3,660,525
   Shire Pharmaceuticals
     Group PLC, ADR...............          133,700   6,361,446      --         --             133,700   6,361,446
   Teva Pharmaceutical
     Industries Ltd., ADR.........          176,626   7,416,526      --         --             176,626   7,416,526
                                                    -----------         ----------                     -----------
       Pharmaceuticals Total......                   29,517,255                 --                      29,517,255
                                                    -----------         ----------                     -----------
       HEALTH CARE TOTAL..........                  163,892,705         71,133,746                     235,026,451
                                                    -----------         ----------                     -----------
INDUSTRIALS....................... 15.3%
Aerospace & Defense...............  3.2%
   Alliant Techsystems, Inc.
     (a)..........................               --          --  66,819  5,106,308              66,819   5,106,308
   Armor Holdings, Inc. (a).......           91,540   5,376,144      --         --              91,540   5,376,144
   BE Aerospace, Inc. (a).........          174,100   4,176,659      --         --             174,100   4,176,659
   Hexcel Corp. (a)...............           83,100   1,788,312      --         --              83,100   1,788,312
   Precision Castparts Corp.......               --          -- 427,644 22,682,237             427,644  22,682,237
   Rockwell Collins, Inc..........          171,820   9,132,233      --         --             171,820   9,132,233
                                                    -----------         ----------                     -----------
       Aerospace & Defense
         Total....................                   20,473,348         27,788,545                      48,261,893
                                                    -----------         ----------                     -----------
Air Freight & Logistics...........  2.0%
   C.H. Robinson Worldwide,
     Inc..........................          188,240   8,436,917      --         --             188,240   8,436,917
   Expeditors International
     of Washington, Inc...........               --          -- 194,704 15,146,024             194,704  15,146,024
   UTI Worldwide, Inc.............           58,940   6,166,892      --         --              58,940   6,166,892
                                                    -----------         ----------                     -----------
       Air Freight &
         Logistics Total..........                   14,603,809         15,146,024                      29,749,833
                                                    -----------         ----------                     -----------
Airlines..........................  0.4%
   Southwest Airlines Co..........          316,570   5,308,879      --         --             316,570   5,308,879
                                                    -----------         ----------                     -----------
       Airlines Total.............                    5,308,879                 --                       5,308,879
                                                    -----------         ----------                     -----------
Commercial Services & Supplies....  2.4%
   ChoicePoint, Inc. (a)..........          182,570   8,106,108      --         --             182,570   8,106,108
   Cintas Corp....................           75,090   3,085,448      --         --              75,090   3,085,448
   Corporate Executive Board
     Co...........................          147,930  14,793,000      --         --             147,930  14,793,000
   Robert Half International,
     Inc..........................          301,800  10,840,656      --         --             301,800  10,840,656
                                                    -----------         ----------                     -----------
       Commercial Services &
         Supplies Total...........                   36,825,212                 --                      36,825,212
                                                    -----------         ----------                     -----------

                                                                 Columbia Marsico                 Columbia Mid Cap
                                             Columbia Mid Cap         Mid Cap                        Growth Fund
                                                Growth Fund         Growth Fund                       Pro-Forma
                                              Acquiring Fund       Acquired Fund     Pro-Forma        Combined
                                   % of Net ------------------- ------------------- Adjustments ---------------------
                                    Assets  Shares   Value ($)  Shares   Value ($)   Value ($)   Shares    Value ($)
                                   -------- ------- ----------- ------- ----------- ----------- --------- -----------
Construction & Engineering........  1.4%
   Jacobs Engineering Group,
     Inc. (a).....................           22,770   1,952,300      --          --                22,770   1,952,300
   McDermott International,
     Inc. (a).....................               --          -- 366,567  18,896,529               366,567  18,896,529
                                                    -----------         -----------                       -----------
       Construction &
         Engineering Total........                    1,952,300          18,896,529                        20,848,829
                                                    -----------         -----------                       -----------
Electrical Equipment..............  0.7%
   Rockwell Automation, Inc.......          130,780   8,915,273      --          --               130,780   8,915,273
   Roper Industries, Inc..........           45,500   2,050,685      --          --                45,500   2,050,685
                                                    -----------         -----------                       -----------
       Electrical Equipment
         Total....................                   10,965,958                  --                        10,965,958
                                                    -----------         -----------                       -----------
Machinery.........................  4.1%
   Cummins, Inc...................               --          -- 161,655  17,504,003               161,655  17,504,003
   Joy Global, Inc................          256,012  13,199,978 410,748  21,178,167               666,760  34,378,145
   Terex Corp. (a)................          138,425  10,956,339      --          --               138,425  10,956,339
                                                    -----------         -----------                       -----------
       Machinery Total............                   24,156,317          38,682,170                        62,838,487
                                                    -----------         -----------                       -----------
Road & Rail.......................  1.1%
   Genesse & Wyoming, Inc.
     Class A (a)..................               --          -- 243,101  11,121,870               243,101  11,121,870
   Landstar System, Inc...........          116,730   5,438,451      --          --               116,730   5,438,451
                                                    -----------         -----------                       -----------
       Road & Rail Total..........                    5,438,451          11,121,870                        16,560,321
                                                    -----------         -----------                       -----------
       INDUSTRIALS TOTAL..........                  119,724,274         111,635,138                       231,359,412
                                                    -----------         -----------                       -----------
INFORMATION TECHNOLOGY............ 14.3%
Communications Equipment..........  2.8%
   Comverse Technology, Inc.
     (a)..........................          339,770   9,771,785      --          --               339,770   9,771,785
   CSR PLC (a)....................          503,000   7,966,424      --          --               503,000   7,966,424
   F5 Networks, Inc. (a)..........           50,100   3,397,782      --          --                50,100   3,397,782
   Harris Corp....................           58,730   2,682,787      --          --                58,730   2,682,787
   Qualcomm, Inc..................               --          -- 310,346  14,651,434               310,346  14,651,434
   Sycamore Networks, Inc. (a)....               --          -- 718,637   3,356,035               718,637   3,356,035
                                                    -----------         -----------                       -----------
       Communications
         Equipment Total..........                   23,818,778          18,007,469                        41,826,247
                                                    -----------         -----------                       -----------
Computers & Peripherals...........  0.1%
   Sun Microsystems, Inc. (a).....          563,500   2,349,795      --          --               563,500   2,349,795
                                                    -----------         -----------                       -----------
       Computers &
         Peripherals Total........                    2,349,795                  --                         2,349,795
                                                    -----------         -----------                       -----------
Electronic Equipment &
  Instruments.....................  0.4%
   Trimble Navigation Ltd. (a)....          137,600   5,629,216      --          --               137,600   5,629,216
                                                    -----------         -----------                       -----------
       Electronic Equipment &
         Instruments Total........                    5,629,216                  --                         5,629,216
                                                    -----------         -----------                       -----------
Internet Software & Services......  0.3%
   VeriSign, Inc. (a).............          168,250   3,980,795      --          --               168,250   3,980,795
                                                    -----------         -----------                       -----------
       Internet Software &
         Services Total...........                    3,980,795                  --                         3,980,795
                                                    -----------         -----------                       -----------
IT Services.......................  2.6%
   Affiliated Computer
     Services, Inc., Class A
     (a)..........................           60,630   3,814,840      --          --                60,630   3,814,840
   Alliance Data Systems
     Corp. (a)....................          212,220   9,180,637      --          --               212,220   9,180,637
   Cognizant Technology
     Solutions Corp., Class A
     (a)..........................          164,160   9,457,258      --          --               164,160   9,457,258
   Fiserv, Inc. (a)...............           74,170   3,078,055      --          --                74,170   3,078,055
   Global Payments, Inc...........          130,000   6,767,800      --          --               130,000   6,767,800
   Paychex, Inc...................          162,890   6,523,744      --          --               162,890   6,523,744
                                                    -----------         -----------                       -----------
       IT Services Total..........                   38,822,334                  --                        38,822,334
                                                    -----------         -----------                       -----------
Semiconductors &
  Semiconductor Equipment.........  5.7%
   Advanced Micro Devices,
     Inc. (a).....................          109,700   4,242,099      --          --               109,700   4,242,099
   Broadcom Corp., Class A (a)....          624,165  28,143,600 427,209  19,262,853             1,051,374  47,406,453

                                                              Columbia Marsico               Columbia Mid Cap
                                          Columbia Mid Cap        Mid Cap                       Growth Fund
                                             Growth Fund        Growth Fund                      Pro-Forma
                                           Acquiring Fund      Acquired Fund     Pro-Forma       Combined
                                % of Net ------------------- ------------------ Adjustments -------------------
                                 Assets  Shares   Value ($)  Shares  Value ($)   Value ($)  Shares   Value ($)
                                -------- ------- ----------- ------- ---------- ----------- ------- -----------
   Intersil Corp.,
     Class A...................          188,900   5,353,426      --         --             188,900   5,353,426
   Marvell
     Technology
     Group Ltd. (a)............          228,480  13,987,546      --         --             228,480  13,987,546
   MEMC Electronic
     Materials,
     Inc. (a)..................          191,670   6,419,028      --         --             191,670   6,419,028
   National
     Semiconductor
     Corp......................          170,650   4,786,732      --         --             170,650   4,786,732
   NVIDIA Corp. (a)............          103,710   4,887,852      --         --             103,710   4,887,852
                                                 -----------         ----------                     -----------

         Semiconductors &
           Semiconductor
           Equipment
         Total.................                   67,820,283         19,262,853                      87,083,136
                                                 -----------         ----------                     -----------
Software....................... 2.4%
   Amdocs Ltd. (a).............          153,560   5,085,907      --         --             153,560   5,085,907
   Autodesk, Inc...............           81,939   3,085,003      --         --              81,939   3,085,003
   Check Point
     Software
     Technologies
     Ltd. (a)..................               70       1,488      --         --                  70       1,488
   Citrix Systems,
     Inc. (a)..................          259,330   8,391,919      --         --             259,330   8,391,919
   Hyperion
     Solutions
     Corp. (a).................          142,455   4,779,365      --         --             142,455   4,779,365
   Intuit, Inc. (a)............           42,538   2,066,496      --         --              42,538   2,066,496
   McAfee, Inc. (a)............           79,050   1,838,703      --         --              79,050   1,838,703
   Mercury
     Interactive
     Corp. (a).................          115,150   4,087,825      --         --             115,150   4,087,825
   NAVTEQ (a)..................          170,650   7,902,802      --         --             170,650   7,902,802
                                                 -----------         ----------                     -----------
       Software
         Total.................                   37,239,508                 --                      37,239,508
                                                 -----------         ----------                     -----------
       INFORMATION
         TECHNOLOGY
         TOTAL.................                  179,660,709         37,270,322                     216,931,031
                                                 -----------         ----------                     -----------
MATERIALS...................... 3.6%
Chemicals...................... 1.3%
   Ecolab, Inc.................          101,500   3,673,285      --         --             101,500   3,673,285
   Potash Corp. of
     Saskatchewan,
     Inc.......................          160,390  15,357,343      --         --             160,390  15,357,343
                                                 -----------         ----------                     -----------
       Chemicals
         Total.................                   19,030,628                 --                      19,030,628
                                                 -----------         ----------                     -----------
Construction
  Materials.................... 0.7%
   Cemex SA de CV,
     ADR.......................           79,100   4,885,216      --         --              79,100   4,885,216
   Eagle Materials,
     Inc.......................          108,300   5,862,279      --         --             108,300   5,862,279
                                                 -----------         ----------                     -----------
       Construction
         Materials
         Total.................                   10,747,495                 --                      10,747,495
                                                 -----------         ----------                     -----------
Metals & Mining................ 1.6%
   Allegheny
     Technologies,
     Inc.......................           58,100   2,934,631      --         --              58,100   2,934,631
   Freeport-McMoRan
     Copper & Gold,
     Inc., Class B.............          130,380   6,601,139      --         --             130,380   6,601,139
   Inco Ltd....................           75,460   3,646,227      --         --              75,460   3,646,227
   Phelps Dodge
     Corp......................           53,080   7,325,040      --         --              53,080   7,325,040
   Zinifex Ltd.................          676,500   3,836,366      --         --             676,500   3,836,366
                                                 -----------         ----------                     -----------
       Metals &
         Mining
         Total.................                   24,343,403                 --                      24,343,403
                                                 -----------         ----------                     -----------
       MATERIALS
         TOTAL.................                   54,121,526                 --                      54,121,526
                                                 -----------         ----------                     -----------
TELECOMMUNICATION
  SERVICES..................... 3.9%
Diversified
  Telecommunication
  Services..................... 0.2%
   Level 3
     Communications,
     Inc. (a)..................               --          -- 998,052  3,393,376             998,052   3,393,376
                                                 -----------         ----------                     -----------
       Diversified
         Telecommunication
         Services
         Total.................                           --          3,393,376                       3,393,376
                                                 -----------         ----------                     -----------
Wireless
  Telecommunication
  Services..................... 3.7%
   American Tower
     Corp., Class A
     (a).......................          453,317  14,429,080      --         --             453,317  14,429,080
   Crown Castle
     International
     Corp. (a).................          253,890   7,959,452      --         --             253,890   7,959,452
   Leap Wireless
     International,
     Inc. (a)..................               --          -- 327,530 13,792,288             327,530  13,792,288
   Millicom
     International
     Cellular SA (a)...........          213,430   8,936,314      --         --             213,430   8,936,314
   NII Holdings,
     Inc. (a)..................          149,320   7,648,170      --         --             149,320   7,648,170
   VimpelCom, ADR
     (a).......................           68,530   3,015,320      --         --              68,530   3,015,320

                                                                                              Columbia Marsico
                                                                    Columbia Mid Cap               Mid Cap
                                                                       Growth Fund               Growth Fund
                                                                     Acquiring Fund             Acquired Fund        Pro-Forma
                                                       % of Net ----------------------    ----------------------    Adjustments
                                                        Assets    Shares     Value ($)      Shares     Value ($)     Value ($)
                                                       -------- ---------- -----------    ---------- -----------    -----------
       Wireless Telecommunication Services Total......                      41,988,336                13,792,288
                                                                           -----------               -----------
       TELECOMMUNICATION SERVICES TOTAL...............                      41,988,336                17,185,664
                                                                           -----------               -----------
UTILITIES.............................................   0.6%
Independent Power Producers & Energy Traders..........   0.6%
   AES Corp. (a)......................................             541,110   9,361,203            --          --
                                                                           -----------               -----------
       Independent Power Producers & Energy
         Traders......................................                       9,361,203                        --
                                                                           -----------               -----------
       UTILITIES TOTAL................................                       9,361,203
                                                                           -----------               -----------
   Total Common Stocks................................                     909,768,804               546,027,648
                                                                           -----------               -----------
Investment Company....................................
   SSgA Prime Money Market Fund.......................   1.7%           --          --    26,232,342  26,232,342
                                                                           -----------               -----------
       Investment Company Total.......................                              --                26,232,342
                                                                           -----------               -----------
SHORT-TERM OBLIGATIONS................................   1.4%
   Repurchase agreement with State Street Bank &
     Trust Co., dated 02/28/06, due 03/01/06 at
     4.440%, collateralized by a U.S. Treasury
     Note maturing 08/15/10, market value of
     $21,865,275 (repurchase proceeds $21,434,643)....          21,432,000  21,432,000            --          --
                                                                           -----------               -----------
       Short-Term Obligations Total (cost of
         $21,432,000).................................                      21,432,000                        --
                                                                           -----------               -----------
   Total Investments..................................  99.2%              931,200,804               572,259,990
   Other Assets & Liabilities, Net....................   0.8%                1,924,698                10,400,704     (110,730)(d)
                                                                           -----------               -----------     --------
   Net Assets......................................... 100.0%              933,125,502               582,660,694     (110,730)(d)
                                                                           ===========               ===========     ========
   Total Investments at Cost..........................                     682,297,629(b)            474,553,902(c)
                                                                           ===========               ===========

                                                           Columbia Mid Cap
                                                             Growth Fund
                                                              Pro-Forma
                                                               Combined
                                                       ------------------------
                                                         Shares     Value ($)
                                                       ---------- -------------
       Wireless Telecommunication Services Total......               55,780,624
                                                                  -------------
       TELECOMMUNICATION SERVICES TOTAL...............               59,174,000
                                                                  -------------
UTILITIES.............................................
Independent Power Producers & Energy Traders..........
   AES Corp. (a)......................................    541,110     9,361,203
                                                                  -------------
       Independent Power Producers & Energy
         Traders......................................                9,361,203
                                                                  -------------
       UTILITIES TOTAL................................                9,361,203
                                                                  -------------
   Total Common Stocks................................            1,455,796,452
                                                                  -------------
Investment Company....................................
   SSgA Prime Money Market Fund....................... 26,232,342    26,232,342
                                                                  -------------
       Investment Company Total.......................               26,232,342
                                                                  -------------
SHORT-TERM OBLIGATIONS................................
   Repurchase agreement with State Street Bank &
     Trust Co., dated 02/28/06, due 03/01/06 at
     4.440%, collateralized by a U.S. Treasury
     Note maturing 08/15/10, market value of
     $21,865,275 (repurchase proceeds $21,434,643).... 21,432,000    21,432,000
                                                                  -------------
       Short-Term Obligations Total (cost of
         $21,432,000).................................               21,432,000
                                                                  -------------
   Total Investments..................................            1,503,460,794
   Other Assets & Liabilities, Net....................               12,214,672
                                                                  -------------
   Net Assets.........................................            1,515,675,466
                                                                  =============
   Total Investments at Cost..........................            1,167,994,793
                                                                  =============

--------
Notes to Investment Portfolio:

(a) Non-income producing security.
(b) Cost for federal income tax purposes is $682,297,629.
(c) Cost for federal income tax purposes is $474,553,902.
(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $52,424 and $58,306 to be borne by Columbia Mid Cap Growth Fund and Columbia Marsico Mid Cap Growth Fund, respectively.

Acronym    Name
-------    ----
ADR        American Depositary Receipt
REIT       Real Estate Investment Trust
GDR        Global Depositary Receipt

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

                                                                                                             Columbia
                                                         Columbia Marsico    Columbia                         Mid Cap
                                                             Mid Cap         Mid Cap                        Growth Fund
                                                           Growth Fund     Growth Fund      Pro-Forma        Pro-Forma
                                                          Acquired Fund   Acquiring Fund   Adjustments       Combined
                                                         ---------------- -------------- ------------     --------------
Assets:
   Investments, at cost.................................  $ 474,553,902    $682,297,629  $         --     $1,156,851,531
Affiliated Investments, at cost.........................             --              --            --                 --
                                                          -------------    ------------  ------------     --------------
Investments, at value...................................  $ 572,259,990    $909,768,804  $         --     $1,482,028,794
Repurchase agreement....................................             --      21,432,000            --         21,432,000
Affiliated Investments, at value........................             --              --            --                 --
Cash....................................................     11,143,262             100            --         11,143,362
Receivable for:
   Investments sold.....................................             --       1,384,504            --          1,384,504
   Fund share sold......................................        918,542       1,036,455            --          1,954,997
   Interest.............................................         86,426           2,643            --             89,069
   Dividends............................................        262,370         613,325            --            875,695
Deferred Trustees' compensation plan....................             --          27,389            --             27,389
Other assets............................................          1,099          14,114            --             15,213
                                                          -------------    ------------  ------------     --------------
       Total Assets.....................................    584,671,689     934,279,334            --      1,518,951,023
                                                          -------------    ------------  ------------     --------------
Liabilities:
Payable for:
   Investments purchased................................             --         376,118            --            376,118
   Fund shares repurchased..............................      1,337,515              --            --          1,337,515
   Investment advisory fee..............................        283,507         563,544            --            847,051
   Administration Fee...................................        100,317              --            --            100,317
   Transfer agent fee...................................         59,458          74,781            --            134,239
   Pricing and bookkeeping fees.........................             --          13,645            --             13,645
   Directors' fees......................................         67,863              --            --             67,863
   Service and distribution fee.........................         19,613          16,857            --             36,470
   Custody fee..........................................         19,314           3,536            --             22,850
   Reports to shareholders..............................         64,343          76,308            --            140,651
   Chief compliance officer expenses....................             --           1,654            --              1,654
Deferred compensation plan..............................             --          27,389            --             27,389
Other liabilities.......................................         59,065              --       110,730(e)         169,795
                                                          -------------    ------------  ------------     --------------
       Total Liabilities................................      2,010,995       1,153,832       110,730          3,275,557
                                                          -------------    ------------  ------------     --------------
Net Assets..............................................  $ 582,660,694    $933,125,502  $   (110,730)    $1,515,675,466
                                                          =============    ============  ============     ==============
Composition of Net Assets:
Paid-in capital.........................................  $ 566,465,491    $684,873,573  $         --     $1,251,339,064
Undistributed net investment income.....................       (471,247)             --      (110,730)(e) $     (581,977)
Accumulated net investment loss.........................   (114,910,756)     (1,145,877)           --       (116,056,633)
Accumulated net realized gain (loss)....................     33,871,098         494,631            --         34,365,729
Net unrealized appreciation on investments..............     97,706,108     248,903,175            --        346,609,283
Foreign currency translations...........................             --              --            --                 --
                                                          -------------    ------------  ------------     --------------
Net Assets..............................................  $ 582,660,694    $933,125,502  $   (110,730)(e) $1,515,675,466
                                                          =============    ============  ============     ==============
(a) Class A
   Net assets...........................................  $  30,343,212    $ 10,949,236  $     (3,651)(e) $   41,288,797
   Shares outstanding...................................      2,113,972         432,913      (914,186)(f)      1,632,699
                                                          -------------    ------------                   --------------
   Net asset value per share (c) (d)....................  $       14.35    $      25.29                   $        25.29
                                                          =============    ============                   ==============
   Maximum sales charge.................................           5.75%           5.75%                            5.75%
                                                          =============    ============                   ==============
   Maximum offering price per share (e).................  $       15.23    $      26.83                   $        26.83
                                                          =============    ============                   ==============
(a) Class B
   Net assets...........................................  $  15,898,812    $  7,991,596  $     (2,040)(e) $   23,888,368
   Shares outstanding...................................      1,266,155         324,045      (621,453)(f)        968,747
                                                          -------------    ------------                   --------------
   Net asset value and offering price per share (c) (d).  $       12.56    $      24.66                   $        24.66
                                                          =============    ============                   ==============
(a) Class C
   Net assets...........................................  $   1,918,128    $  1,447,378  $       (273)(e) $    3,365,233
   Shares outstanding...................................        151,835          58,569       (74,213)(f)        136,191
                                                          -------------    ------------                   --------------
   Net asset value and offering price per share (c) (d).  $       12.63    $      24.71                   $        24.71
                                                          =============    ============                   ==============
Class D
Net assets..............................................  $          --    $    425,929  $        (24)(e) $      425,905
Shares outstanding......................................             --          17,257           -- (f)          17,257
                                                          -------------    ------------                   --------------
Net asset value and offering price per share (c) (d)....             --    $      24.68                   $        24.68
                                                          =============    ============                   ==============
Class G
   Net assets...........................................  $          --    $    756,159  $        (42)(e) $      756,117
   Shares outstanding...................................             --          30,741           -- (f)          30,741
                                                          -------------    ------------                   --------------
   Net asset value and offering price per share (c) (d).             --    $      24.60                   $        24.60
                                                          =============    ============                   ==============
Class R
   Net assets...........................................  $          --    $     10,186  $         (1)(e) $       10,185
   Shares outstanding...................................             --             403           -- (f)             403
                                                          -------------    ------------                   --------------
   Net asset value and offering price per share (c) (d).             --    $      25.28                   $        25.28
                                                          =============    ============                   ==============
Class T
   Net assets...........................................  $          --    $ 30,236,599  $     (1,699)(e) $   30,234,900
   Shares outstanding...................................             --       1,193,665           -- (f)       1,193,665
                                                          -------------    ------------                   --------------
   Net asset value per share (c)........................  $          --    $      25.33                   $        25.33
                                                          =============    ============                   ==============
   Maximum sales charge.................................             --            5.75%                            5.75%
                                                          =============    ============                   ==============
   Maximum offering price per share.....................  $          --    $      26.88                   $        26.88
                                                          =============    ============                   ==============
(a) Class Z
   Net assets...........................................  $ 534,500,542    $881,308,419  $   (103,000)(e) $1,415,705,961
   Shares outstanding...................................     35,542,891      34,408,005   (14,674,050)(f)     55,276,846
                                                          -------------    ------------                   --------------
   Net asset value and offering price per share (d).....  $       15.04    $      25.61                   $        25.61
                                                          =============    ============                   ==============

--------
(a) Class A, B, C and Z shares of Columbia Mid Cap Growth Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Marsico Mid Cap Growth Fund based on the net asset value per share of Columbia Mid Cap Growth Fund's Class A, B, C and Z shares at the time of the merger.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.
(d) On sales of $50,000 or more the offering price is reduced.
(e) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $52,424 and $58,306 to be borne by Columbia Mid Cap Growth Fund and Columbia Marciso Mid Cap Growth Fund, respectively.
(f) Reflects estimated shares issued to Marsico Mid Cap Growth Fund at the time of the merger.

PRO FORMA COMBINING STATEMENT OF OPERATIONS
For the Twelve Months Ended February 28, 2006 (unaudited)

                                                                                              Columbia
                                              Columbia Marsico    Columbia                     Mid Cap
                                                  Mid Cap         Mid Cap                    Growth Fund
                                                Growth Fund     Growth Fund    Pro-Forma      Pro Forma
                                               Acquired Fund   Acquiring Fund Adjustments     Combined
                                              ---------------- -------------- -----------  ------------
Investment Income:
Dividends....................................   $ 3,761,457     $  4,544,890  $        --  $  8,306,347
Dividends from affiliated funds..............       192,020
Interest.....................................       743,958          604,235           --     1,348,193
Foreign taxes withheld.......................       (37,440)         (25,702)          --       (63,142)
Securities lending...........................         8,664               --           --         8,664
                                                -----------     ------------  -----------  ------------
   Total Investment Income...................     4,668,659        5,123,423           --     9,600,062
                                                -----------     ------------  -----------  ------------
Expenses:
Investment advisory fee......................     3,341,319        6,689,643      409,774    10,440,736(a)
Administration fee...........................     1,182,313               --   (1,182,313)          -- (a)
Distribution fee:
       Class B...............................       145,734           47,768           --       193,502(a)
       Class C...............................        12,282            5,926           --        18,208(a)
       Class D...............................            --            3,416           --         3,416(a)
       Class G...............................            --            4,681           --         4,681(a)
       Class R...............................            --                6           --
Service fee:
       Class A...............................        61,765           16,746           --        78,511(a)
       Class B...............................        48,578           15,922           --        64,500(a)
       Class C...............................         4,094            1,972           --         6,066(a)
       Class D...............................            --            1,138           --         1,138(a)
       Class G...............................            --            2,160           --         2,160(a)
Shareholder services fee - Class T...........            --           83,958           --        83,958(a)
Transfer agent fee...........................       144,861          918,844     (200,510)      863,195(c)
Pricing and bookkeeping fees.................            --          160,863       (1,340)      159,523(a)
Directors' fees..............................        20,973           25,092       (6,991)       39,074(b)
Custody fee..................................        35,066           35,520           --        70,586
Audit fee....................................        37,574           41,023      (37,597)       41,000(b)
Registration fees............................        48,431           88,270      (36,701)      100,000(b)
Reports to Shareholders......................        82,945          148,023      (12,442)      218,526(b)
Chief compliance officer expenses and
  fees.......................................            --           13,268           --        13,268
Non-Recurring Costs..........................            --           13,070           --        13,070
Other expenses...............................       118,240           74,846           --       193,086
                                                -----------     ------------  -----------  ------------
   Total Operating Expenses..................     5,284,175        8,392,155   (1,068,120)   12,608,210
Interest Expense.............................            33               --                         33
                                                -----------     ------------  -----------  ------------
   Total Expenses............................     5,284,208        8,392,155   (1,068,120)   12,608,243
Fees waived by Transfer Agent................            --         (321,916)     321,916           -- (c)
Fees waived or reimbursed by
  Investment Advisor.........................       (60,671)              --       60,671           -- (d)
Non-recurring costs assumed by
  Investment Advisor.........................            --          (13,070)          --       (13,070)
Custody earnings credit......................            --           (1,806)          --        (1,806)
                                                -----------     ------------  -----------  ------------
   Net Expenses..............................     5,223,537        8,055,363     (685,533)   12,593,367
                                                -----------     ------------  -----------  ------------
Net Investment Income........................      (554,878)      (2,931,940)     685,533    (2,993,305)
                                                -----------     ------------  -----------  ------------
Net Realized and Unrealized Gain
  (Loss) on Investments, and Foreign
  Currency Transactions
Net realized gain (loss) on:
   Investments...............................    35,340,482       63,686,510           --    99,026,992
   Foreign currency transactions.............        16,048          (22,008)          --        (5,960)
                                                -----------     ------------  -----------  ------------
       Net realized gain (loss)..............    35,356,530       63,664,502           --    99,021,032
                                                -----------     ------------  -----------  ------------
                                                                                       --
Change in net unrealized appreciation
  (depreciation) on:
       Investments...........................    48,416,092      127,368,109           --   175,784,201
   Foreign currency translations.............            --              (10)          --           (10)
                                                -----------     ------------  -----------  ------------
       Net change in unrealized
         appreciation (depreciation).........    48,416,092      127,368,099           --   175,784,191
                                                -----------     ------------  -----------  ------------
          Net Realized and Unrealized
            Gain (Loss)......................    83,772,622      191,032,601           --   274,805,223
                                                -----------     ------------  -----------  ------------
Net Increase Resulting From Operations.......   $83,217,744     $188,100,661  $   746,204   271,811,918
                                                ===========     ============  ===========  ============

--------
(a) Based on the contract in effect for Columbia Mid Cap Growth Fund, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c) Reflects the impact of changes to the transfer agent fee that are expected to be implemented on the date the merger is consummated.
(d) Reflects the elimination of a waiver that will not continue in the surviving fund.

   The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of February 28, 2006, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                  Columbia
                               Marsico Mid Cap Columbia Mid Cap               Columbia Mid Cap
                                 Growth Fund     Growth Fund      Pro Forma     Growth Fund
                               (Acquired Fund) (Acquiring Fund)  Adjustments      Combined
                               --------------- ---------------- ------------  ----------------
Class A
Net asset value...............  $ 30,343,212     $ 10,949,236   $     (3,651)  $   41,288,797
Shares outstanding............     2,113,972          432,913       (914,186)       1,632,699
Net asset value per share.....  $      14.35     $      25.29                  $        25.29

Class B
Net asset value...............  $ 15,898,812     $  7,991,596   $     (2,040)  $   23,888,368
Shares outstanding............     1,266,155          324,045       (621,453)         968,747
Net asset value per share.....  $      12.56     $      24.66                  $        24.66

Class C
Net asset value...............  $  1,918,128     $  1,447,378   $       (273)  $    3,365,233
Shares outstanding............       151,835           58,569        (74,213)         136,191
Net asset value per share.....  $      12.63     $      24.71                  $        24.71

Class D
Net asset value...............            --     $    425,929   $        (24)  $      425,905
Shares outstanding............            --           17,257             --           17,257
Net asset value per share.....            --     $      24.68                  $        24.68

Class G
Net asset value...............            --     $    756,159   $        (42)  $      756,117
Shares outstanding............            --           30,741             --           30,741
Net asset value per share.....            --     $      24.60                  $        24.60

Class R
Net asset value...............            --     $     10,186   $         (1)  $       10,185
Shares outstanding............            --              403             --              403
Net asset value per share.....            --     $      25.28                  $        25.28

Class T
Net asset value...............            --     $ 30,236,599   $     (1,699)  $   30,234,900
Shares outstanding............            --        1,193,665             --        1,193,665
Net asset value per share.....            --     $      25.33                  $        25.33

Class Z
Net asset value...............  $534,500,542     $881,308,419   $   (103,000)  $1,415,705,961
Shares outstanding............    35,542,891       34,408,005    (14,674,050)      55,276,846
Net asset value per share.....  $      15.04     $      25.61                  $        25.61

                         COLUMBIA MID CAP GROWTH FUND
                                      AND
                     COLUMBIA MARSICO MID CAP GROWTH FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               February 28, 2006
                                  (unaudited)

Note 1. Organization

Columbia Mid Cap Growth Fund (the "Acquiring Fund" or the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Marsico Mid Cap Growth Fund (the "Acquired Fund"), a series of the Columbia Funds Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. The Acquired Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers seven classes of shares: Class A, Class B, Class C, Class D, Class G, Class T and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on March 1, 2005. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of February 28, 2006. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended February 28, 2006. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of February 28, 2006, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective shareholder reports dated August 31, 2005 and March 31, 2005 for the Acquiring Fund and the Acquired Fund, respectively, as well as the shareholder reports dated February 28, 2006 and September 30, 2005 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of February 28, 2006. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at February 28, 2006:

                                                       Additional
                                            Shares of    Shares    Total Shares
                                            Acquiring    Assumed   Outstanding
                                            Fund Pre-  Issued with     Post
Class of Shares                            Combination   Merger    Combination
---------------                            ----------- ----------- ------------
Class A Shares............................    432,913   1,199,786    1,632,699
Class B Shares............................    324,045     644,702      968,747
Class C Shares............................     58,569      77,622      136,191
Class D Shares............................     17,257          --       17,257
Class G Shares............................     30,741          --       30,741
Class R Shares............................        403          --          403
Class T Shares............................  1,193,665          --    1,193,665
Class Z Shares............................ 34,408,005  20,868,841   55,276,846

Note 6. Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the Advisor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 July 6, 2006

This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Columbia Young Investor Fund (the "Young Investor Fund"), a series of Columbia Funds Series Trust I, into Columbia Strategic Investor Fund (the "Acquiring Fund"), also a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated July 6, 2006 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund............................   2
Independent Registered Public Accounting Firm..............................   2
Financial Statements.......................................................   2
Appendix A - Statement of Additional Information of the Acquiring Fund..... A-1
Appendix B - Pro Forma Financial Statements................................ B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2006, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Mergers are attached hereto as Appendix B.

    Appendix A - Statement of Additional Information of the Acquiring Fund

                      COLUMBIA MID CAP GROWTH FUND, INC.
                       COLUMBIA SMALL CAP GROWTH FUND I
                    COLUMBIA REAL ESTATE EQUITY FUND, INC.
                        COLUMBIA TECHNOLOGY FUND, INC.
                    COLUMBIA STRATEGIC INVESTOR FUND, INC.
                         COLUMBIA BALANCED FUND, INC.
               COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
                     COLUMBIA CONSERVATIVE HIGH YIELD FUND
                    Series of Columbia Funds Series Trust I

           SUPPLEMENT TO EACH FUND'S CURRENT STATEMENT OF ADDITIONAL
                                  INFORMATION
     (Replacing Supplements dated February 3, 2006 and February 17, 2006)

                         Class ABCD, T&G and Z Shares

             This supplement applies to the "Funds" listed above.

    1. The name of the trust is revised to read "Columbia Funds Series Trust I."

    2. The following sentence is added to the beginning of the first paragraph under the section "Description of the Funds":

       The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as an Oregon corporation prior to its reorganization as a series of the Trust on March 27, 2006.

    3. The second paragraph under the section entitled "Description of the Funds" is revised in its entirety to read:

       Effective October 13, 2003, the Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX." Effective September 19, 2005, the name of the trust was changed from "Columbia Funds Trust IX" to "Columbia Funds Series Trust I."

    4. All references to "Director," "Directors," "Director's" and "Directors'" are hereby replaced with the terms "Trustee," "Trustees," "Trustee's," and "Trustees'," respectively.

    5. Under the section "INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS - CHART OF SECURITIES AND INVESTMENT PRACTICES" the chart is revised in its entirety as follows:

                 Chart of Securities and Investment Practices

                                   CMCG     CSCG     CREF     CTF      CSIF
                                   ----     ----     ----     ----     ----
Investment Grade Securities (Baa
  or higher by Moody's, BBB or
  higher by S&P or believed by
  the Advisor to be equivalent),
  other than U.S. Government
  obligations and municipal
  securities......................    *        *        *        *        *
Non-Investment Grade Securities...   NA       NA       NA       NA       NA
Domestic Bank Obligations.........    *        *        *        *        *
U.S. Government Securities........    *        *        *        *        *
Mortgage-Backed Securities........   NA       NA       NA       NA       NA
CMOs..............................   NA       NA       NA       NA       NA
Asset-Backed Securities...........   NA       NA       NA       NA       NA
Floating or Variable Rate.........   NA       NA       NA       NA       NA
Loan Transactions.................    X        O        O        O        O
Options & Financial Futures.......    O        O        O        O        O
Foreign Equities(1)
Developed Markets.................   20%, O   20%, +   20%, O   33%, O   33%, +
Emerging Markets(2)...............    X        X        X        X        +
ADRs, GDRs and NASDAQ-listed
foreign securities(1).............   20%, O   20%, X    O       33%, O   33%, +
Currency Contracts
   Hedging........................    O        O        O        O        O
   Speculation....................    X        X        X        X        X
   Spot Basis.....................    O        O        O        O        O
Repurchase Agreements.............    *        *        *        *        *
Illiquid (exclude 144A securities
  from definition of illiquid
  with board supervision).........   15%, O   15%, O   15%, O   15%, O   15%, O
Convertible Securities/Warrants...    +        +        +        +        +
Small Companies...................    +        +        +        +        +
Dollar Roll Transactions..........   NA       NA       NA       NA       NA
Swap Agreements...................   NA       NA       NA       NA       NA
When-Issued Securities............    O        O        O        O        O
Foreign Fixed Income Securities
(including Foreign Bank
Obligations)......................   NA       NA       NA       NA       NA
Zero Coupon/Pay in Kind...........   NA       NA       NA       NA       NA
Real Estate (excluding REITs).....    X        X        X        X        X
REITs.............................    +        O        +        O        +
Borrowing.........................    5%, *    5%, *    5%, * 33.3%, * 33.3%, *
--------
+   Permitted - Part of principal investment strategy
X   Not permitted either as a non-fundamental or fundamental policy
O   Permitted - Not a principal investment strategy
*   Temporary Investment or cash management purposes
% Percentage of net assets (unless "total assets" specified) that Fund may invest NA Not part of investment strategy
(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
(2) ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
(3) Percentage is based on total assets.

                                                     CMBF     CHYF     CBF
                                                     ----     ----     ----
Investment Grade Securities (Baa or higher by
  Moody's, BBB or higher by S&P or believed by the
  Advisor to be equivalent), other than U.S.
  Government obligations and municipal securities...    O        O        +
Non-Investment Grade Securities.....................   NA        +       10%, O
Domestic Bank Obligations...........................    *        *        *
Commercial Paper....................................    *        *        *
U.S. Government Securities..........................    *        *        +
Mortgage-Backed Securities..........................   NA        O        +
CMOs................................................   NA        O        +
Asset-Backed Securities.............................   NA        O        +
Floating or Variable Rate...........................    O        O        +
Loan Transactions...................................    O        O        X
Options & Financial Futures.........................    +        O        +
Foreign Equities(1)
   Developed Markets................................   NA       NA     33.3%, O
   Emerging Markets(2)..............................   NA       NA        X
ADRs, GDRs and NASDAQ-listedforeign securities(1)...   NA       NA     33.3%, O
Currency Contracts
   Hedging..........................................   NA       NA        O
   Speculation......................................   NA       NA        X
   Spot Basis.......................................   NA       NA        O
Repurchase Agreements...............................    *        *        *
Illiquid (excludes 144A securities from definition
  of illiquid with board supervision)...............   15%, O   15%, O   15%, O
Convertible Securities/Warrants.....................   NA        O        O
Small Companies.....................................   NA        +        O
Dollar Roll Transactions............................   NA        O        +
Swap Agreements.....................................    O        O        O
When-Issued Securities..............................    O        O        O
Foreign Fixed Income Securities
(including Foreign Bank Obligations)................   NA       10%, O   20%, O
Zero Coupon/Pay in Kind.............................    +        O        O
Real Estate (excluding REITs).......................    X        X        X
REITs...............................................   NA        O        O
Borrowing........................................... 33.3%, *    5%, *    5%, *
Municipal Bonds.....................................    +       NA        O
--------
+   Permitted - Part of principal investment strategy
X Not permitted either as a non-fundamental or fundamental policy O Permitted--Not a principal investment strategy
*   Temporary Investment or cash management purposes
% Percentage of net assets (unless "total assets" specified) that Fund may invest NA Not part of investment strategy
(1) Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
(2) ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
(3) Percentage is based on total assets.

   6. Under the section "INVESTMENT RESTRICTIONS" the non-fundamental investment restrictions section for the following Funds are revised in their entirety as follows:

Columbia Mid Cap Growth Fund, Inc.

   The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

   The Fund may not:

       1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

       2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

       3. Invest more than 20% of its total assets in foreign securities.

Columbia Small Cap Growth Fund I

   The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

   The Fund may not:

       1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

       2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

       3. Invest more than 20% of its total assets in foreign securities.

   7. The third sentence of the first paragraph under the section entitled "Management" is revised to read:

   Information regarding the trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

8. The text following the third paragraph under the section entitled "Management" to the beginning of the subsection "Directors and Officers" is revised in its entirety to read:

   The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

9. The chart under the heading "Directors and Officers" in the section entitled "Management" is revised in its entirety to read:

Trustees and Officers

                                                                                  Number of
                                                                                Portfolios in
                                            Year First                              Fund
                                            Elected or                             Complex
                                            Appointed   Principal Occupation(s)   Overseen    Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years   by Trustee         Held(2)
---------------------- ------------------- ------------ ----------------------- ------------- --------------------
Disinterested Trustee

Thomas C. Theobald       Trustee and           1996       Partner and Senior         83       Anixter
(Born 1937)              Chairman of the                  Advisor, Chicago                    International
                         Board                            Growth Partners                     (network support
                                                          (private equity                     equipment
                                                          investing) since                    distributor);
                                                          September, 2004;                    Ventas, Inc. (real
                                                          Managing Director,                  estate investment
                                                          William Blair                       trust); Jones Lang
                                                          Capital Partners                    LaSalle (real estate
                                                          (private equity                     management
                                                          investing) from                     services) and
                                                          September, 1994 to                  Ambac Financial
                                                          September, 2004.                    Group (financial
                                                                                              guaranty insurance)

Douglas A. Hacker        Trustee               1996       Executive Vice             83       Nash Finch
(Born 1955)                                               President --                        Company (food
                                                          Strategy of United                  distributor)
                                                          Airlines (airline)
                                                          since December,
                                                          2002; President of
                                                          UAL Loyalty
                                                          Services (airline)
                                                          from September,
                                                          2001 to December,
                                                          2002; Executive
                                                          Vice President and
                                                          Chief Financial
                                                          Officer of United
                                                          Airlines from July,
                                                          1999 to September,
                                                          2001.

Janet Langford Kelly     Trustee               1996       Partner, Zelle,            83       UAL Corporation
(Born 1957)                                               Hofmann, Voelbel,                   (airline)
                                                          Mason & Gette
                                                          LLP (law firm)
                                                          since March, 2005;
                                                          Adjunct Professor
                                                          of Law,
                                                          Northwestern
                                                          University, since
                                                          September, 2004;
                                                          Chief
                                                          Administrative
                                                          Officer and Senior
                                                          Vice President,
                                                          Kmart Holding
                                                          Corporation
                                                          (consumer goods),
                                                          from September,
                                                          2003 to March,
                                                          2004; Executive
                                                          Vice President-
                                                          Corporate
                                                          Development and
                                                          Administration,
                                                          General Counsel
                                                          and Secretary,
                                                          Kellogg Company
                                                          (food
                                                          manufacturer),
                                                          from September,
                                                          1999 to August,
                                                          2003.

                                                                                  Number of
                                                                                Portfolios in
                                            Year First                              Fund
                                            Elected or                             Complex
                                            Appointed   Principal Occupation(s)   Overseen    Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years   by Trustee         Held(2)
---------------------- ------------------- ------------ ----------------------- ------------- -------------------
Disinterested Trustees

Richard W. Lowry             Trustee           1995      Private Investor            85       None
(Born 1936)                                              since August, 1987
                                                         (formerly
                                                         Chairman and
                                                         Chief Executive
                                                         Officer, U.S.
                                                         Plywood
                                                         Corporation
                                                         (building products
                                                         manufacturer) until
                                                         1987.)

Charles R. Nelson            Trustee           1981      Professor of                83       None
(Born 1943)                                              Economics,
                                                         University of
                                                         Washington since
                                                         January, 1976;
                                                         Ford and Louisa
                                                         Van Voorhis
                                                         Professor of
                                                         Political Economy,
                                                         University of
                                                         Washington, since
                                                         September, 1993;
                                                         Director, Institute
                                                         for Economic
                                                         Research,
                                                         University of
                                                         Washington from
                                                         September, 2001 to
                                                         June, 2003;
                                                         Adjunct Professor
                                                         of Statistics,
                                                         University of
                                                         Washington since
                                                         September, 1980;
                                                         Associate Editor,
                                                         Journal of Money
                                                         Credit and Banking
                                                         since September,
                                                         1993; consultant on
                                                         econometric and
                                                         statistical matters.

John J. Neuhauser            Trustee           1985      University                  85       None
(Born 1942)                                              Professor, Boston
                                                         College since
                                                         November, 2005;
                                                         Academic Vice
                                                         President and Dean
                                                         of Faculties,
                                                         Boston College
                                                         from August, 1999
                                                         to October, 2005.

                                                                                  Number of
                                                                                Portfolios in
                                            Year First                              Fund
                                            Elected or                             Complex
                                            Appointed   Principal Occupation(s)   Overseen    Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years   by Trustee         Held(2)
---------------------- ------------------- ------------ ----------------------- ------------- -------------------
Disinterested Trustees

Patrick J. Simpson           Trustee           2000       Partner, Perkins           83       None
(Born 1944)                                               Coie L.L.P. (law
                                                          firm).

Thomas E. Stitzel            Trustee           1998       Business                   83       None
(Born 1936)                                               Consultant since
                                                          1999; Chartered
                                                          Financial Analyst.

Anne-Lee Verville            Trustee           1998       Retired since 1997         83       Chairman of the
(Born 1945)                                               (formerly General                   Board of Directors,
                                                          Manager, Global                     Enesco Group,Inc.
                                                          Education Industry,                 (producer of
                                                          IBM Corporation                     giftware and home
                                                          (computer and                       and garden decor
                                                          technology) from                    products)
                                                          1994 to 1997).

Richard L. Woolworth         Trustee           1991       Retired since              83       Northwest Natural
(Born 1941)                                               December, 2003                      Gas (natural gas
                                                          (formerly                           service provider)
                                                          Chairman and
                                                          Chief Executive
                                                          Officer, The
                                                          Regence Group Co.
                                                          (regional health
                                                          insurer); Chairman
                                                          and Chief
                                                          Executive Officer,
                                                          BlueCross
                                                          BlueShield of
                                                          Oregon; Certified
                                                          Public Accountant,
                                                          Arthur Young &
                                                          Company).

                                                                                  Number of
                                                                                Portfolios in
                                            Year First                              Fund
                                            Elected or                             Complex
                                            Appointed   Principal Occupation(s)   Overseen    Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years   by Trustee         Held(2)
---------------------- ------------------- ------------ ----------------------- ------------- -------------------
 Interested Trustee

 William E. Mayer(3)         Trustee           1994        Partner, Park             85       Lee Enterprises
 (Born 1940)                                               Avenue Equity                      (print media), WR
                                                           Partners (private                  Hambrecht + Co.
                                                           equity) since                      (financial service
                                                           February, 1999.                    provider); Reader's
                                                                                              Digest
                                                                                              (publishing);
                                                                                              OPENFIELD
                                                                                              Solutions (retail
                                                                                              industry technology
                                                                                              provider)

--------
(1) The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Fund Complex.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                                        Year First
                                                        Elected or
                                                        Appointed
Name and Year of Birth         Position with Funds      to Office  Principal Occupation(s) During Past Five Years
----------------------     ---------------------------- ---------- ----------------------------------------------
Officers

Christopher L. Wilson      President                       2004    Head of Mutual Funds since
(Born 1957)                                                        August, 2004 and Managing
                                                                   Director of the Advisor since
                                                                   September, 2005; President
                                                                   and Chief Executive Officer,
                                                                   CDC IXIS Asset Management
                                                                   Services, Inc. (investment
                                                                   management) from September,
                                                                   1998 to August, 2004.

James R. Bordewick, Jr.    Senior Vice President,          2006    Associate General Counsel,
(Born 1959)                Secretary and Chief Legal               Bank of America since April,
                           Officer                                 2005; Senior Vice President
                                                                   and Associate General
                                                                   Counsel, MFS Investment
                                                                   Management (investment
                                                                   management) prior to April,
                                                                   2005.

J. Kevin Connaughton       Senior Vice President, Chief    2000    Managing Director of the
(Born 1964)                Financial Officer and                   Advisor since February, 1998.
                           Treasurer

Mary Joan Hoene            Senior Vice President and       2004    Senior Vice President and
(Born 1949)                Chief Compliance Officer                Chief Compliance Officer of
100 Federal Street Boston,                                         various funds in the Fund
MA 02110                                                           Complex; Partner, Carter,
                                                                   Ledyard & Milburn LLP (law
                                                                   firm) from January, 2001 to
                                                                   August, 2004.

Michael G. Clarke          Chief Accounting Officer and    2004    Managing Director of the
(Born 1969)                Assistant Treasurer                     Advisor since February, 2001.

Stephen T. Welsh           Vice President                  1996    President, Columbia
(Born 1957)                                                        Management Services, Inc.
                                                                   since July, 2004; Senior Vice
                                                                   President and Controller,
                                                                   Columbia Management
                                                                   Services, Inc. prior to July,
                                                                   2004.

Jeffrey R. Coleman         Deputy Treasurer                2004    Group Operations Manager of
(Born 1969)                                                        the Advisor since October,
                                                                   2004; Vice President of CDC
                                                                   IXIS Asset Management
                                                                   Services, Inc. (investment
                                                                   management) from August,
                                                                   2000 to September, 2004.

Joseph F. DiMaria          Deputy Treasurer                2004    Senior Compliance Manager
(Born 1968)                                                        of the Advisor since January,
                                                                   2005; Director of Trustee
                                                                   Administration of the Advisor
                                                                   from May, 2003 to January,
                                                                   2005; Senior Audit Manager,
                                                                   PricewaterhouseCoopers
                                                                   (independent registered public
                                                                   accounting firm) from July,
                                                                   2000 to April, 2003.

Ty S. Edwards              Deputy Treasurer                2004    Vice President of the Advisor
(Born 1966)                                                        since 2002; Assistant Vice
                                                                   President and Director, State
                                                                   Street Corporation (financial
                                                                   services) prior to 2002.

                                         Year First
                                         Elected or
Name and Year of                         Appointed
Birth                Position with Funds to Office  Principal Occupation(s) During Past Five Years
----------------     ------------------- ---------- ----------------------------------------------
Officers

Barry S. Vallan      Controller             2006    Vice President-Fund Treasury
(Born 1969)                                         of the Advisor since October,
                                                    2004; Vice President-Trustee
                                                    Reporting from April, 2002 to
                                                    October, 2004; Management
                                                    Consultant,
                                                    PricewaterhouseCoopers
                                                    (independent registered public
                                                    accounting firm) prior to
                                                    October, 2002.

Peter T.             Assistant Secretary    2006    Associate General Counsel,
Fariel (Born 1957)                                  Bank of America since April,
                                                    2005; Partner, Goodwin
                                                    Procter LLP (law firm) prior to
                                                    April, 2005.

Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel,
(Born 1970)                                         Bank of America since March,
                                                    2005; Associate, Ropes &
                                                    Gray LLP (law firm) from
                                                    1998 to February, 2005.

Barry S. Finkle      Assistant Treasurer    2003    Senior Manager and Head of
(Born 1965)                                         Fund Performance of the
                                                    Advisor since January, 2001.

Julian Quero         Assistant Treasurer    2003    Senior Compliance Manager
(Born 1967)                                         of the Advisor since April,
                                                    2002; Assistant Vice President
                                                    of Taxes and Distributions of
                                                    the Advisor from 2001 to
                                                    April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

     10. The subsections entitled "Disinterested Directors" and "Interested Directors" under the section entitled "Management," are revised in their entirety to read:

         The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) each individual Fund and
         (ii) all of the funds in the same family of investment companies as the Fund.

Disinterested Trustees

                                  Douglas A.     Janet Langford    Richard W.
 Name of Fund                       Hacker           Kelly           Lowry
 ------------                    ------------- ------------------ -------------
 Balanced Fund..................     None             None            None
 Mid Cap Growth Fund............     None      $50,001 - $100,000     None
 Small Cap Growth Fund I........     None             None            None
 Real Estate Equity Fund........     None             None            None
 Strategic Investor Fund........     None             None            None
 Technology Fund................     None             None            None
 Conservative High Yield Fund...     None             None            None
 Oregon Intermediate Municipal
   Bond Fund....................     None             None            None
 Aggregate Dollar Range of Fund
   Shares in Funds Overseen By
   Director in Family of
   Investment Companies:........ Over $100,000   Over $100,000    Over $100,000

                                             Dr. Charles R.        John J.
Name of Fund                                     Nelson           Neuhauser
------------                               ------------------ -----------------
Balanced Fund.............................        None              None
Mid Cap Growth Fund....................... $50,001 - $100,000       None
Small Cap Growth Fund I...................        None              None
Real Estate Equity Fund...................        None              None
Strategic Investor Fund...................        None              None
Technology Fund...........................        None              None
Conservative High Yield Fund..............        None              None
Oregon Intermediate Municipal Bond Fund...        None              None
Aggregate Dollar Range of Fund Shares in
  Funds Overseen By Director in Family of
  Investment Companies:...................   Over $100,000      Over $100,000

                                               Patrick J.
Name of Fund                                    Simpson       Thomas E. Stitzel
------------                               ------------------ -----------------
Balanced Fund............................. $10,001 - $50,000        None
Mid Cap Growth Fund....................... $10,001 - $50,000        None
Small Cap Growth Fund I...................        None              None
Real Estate Equity Fund................... $10,001 - $50,000        None
Strategic Investor Fund...................        None        $10,001 - $50,000
Technology Fund...........................        None              None
Conservative High Yield Fund..............        None              None
Oregon Intermediate Municipal Bond Fund...        None              None
Aggregate Dollar Range of Fund Shares in
  Funds Overseen By Director in Family of
  Investment Companies:...................   Over $100,000      Over $100,000

                                 Thomas C.        Anne-Lee       Richard W.
Name of Fund                     Theobald         Verville       Woolworth
------------                 ----------------- -------------- -----------------
Balanced Fund...............       None             None            None
Mid Cap Growth Fund.........       None             None        $1 - $10,000
Small Cap Growth Fund I..... $10,001 - $50,000      None        $1 - $10,000
Real Estate Equity Fund.....       None             None            None
Strategic Investor Fund..... $10,001 - $50,000      None        Over $100,000
Technology Fund.............       None             None        $1 - $10,000
Conservative High Yield Fund       None             None            None
Oregon Intermediate
  Municipal Bond Fund.......       None             None      $10,001 - $50,000
Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen By Director in
  Family of Investment
  Companies:................   Over $100,000   *Over $100,000   Over $100,000

Interested Trustee

Name of Fund                                                  William E. Mayer
------------                                                 ------------------
Balanced Fund...............................................        None
Mid Cap Growth Fund.........................................        None
Small Cap Growth Fund I.....................................        None
Real Estate Equity Fund.....................................        None
Strategic Investor Fund.....................................        None
Technology Fund.............................................        None
Conservative High Yield Fund................................        None
Oregon Intermediate Municipal Bond Fund.....................        None
Aggregate Dollar Range of Fund Shares in Funds Overseen By
  Director in Family of Investment Companies:............... $50,001 - $100,000
--------
* Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares or one or more funds in the Fund Complex as specified by Ms. Verville.

As of December 31, 2005, none of the disinterested trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

11. The footnotes to the section "Director Compensation," a section under "Management," are revised in their entirety to read:

     (1) As of December 31, 2005, the Columbia Funds Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.

     (2) During the fiscal year ended August 31, 2005, Mr. Simpson deferred $1320, $2167, $1336, $2166, $1226, $453, $3791, and $1728 of his
         compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and during the calendar year ended December 31, 2005, he deferred $107,500 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $269,502.

     (3) During the fiscal year ended August 31, 2005, Mr. Theobald deferred $1521, $2570, $1428, $2627, $1524, $550, $4613, and $2363 of his
         compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and during the calendar year ended December 31, 2005, he deferred $150,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $320,084.

     (4) During the fiscal year ended August 31, 2005, Ms. Verville deferred $174, $271, $205, $248, $126, $51, $433, and $144 of her compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively. At December 31, 2005, the value of Ms. Verville's account under the plan was $683,935.

   12. The following language is added to the chart following the heading "Other Accounts Managed By Portfolio Managers" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

   Columbia Mid Cap Growth Fund

                          Other SEC-registered open- Other pooled investment
                          end and closed-end funds         vehicles              Other accounts
                          -------------------------- ----------------------- ----------------------
                          Number of                  Number of               Number of
Portfolio Managers        accounts       Assets      accounts      Assets    accounts     Assets
------------------        ---------    ------------  ---------   ----------  --------- ------------
Wayne M. Collette*.......     9       $533 million       1       $8 million     23     $465 million
J. Michael Kosicki*......     7       $318 million       1       $8 million     27     $465 million
George J. Myers*.........     7       $318 million       1       $8 million     26     $465 million
Theodore R. Wendell*.....     9       $533 million       1       $8 million     29     $465 million

Columbia Small Cap Growth Fund I

                          Other SEC-registered open- Other pooled investment
                          end and closed-end funds         vehicles              Other accounts
                          -------------------------- ----------------------- ----------------------
                          Number of                  Number of               Number of
Portfolio Managers        accounts       Assets      accounts      Assets    accounts     Assets
------------------        ---------    ------------  ---------   ----------  --------- ------------
Wayne M. Collette*.......     9       $1.2 billion       1       $8 million     23     $465 million
J. Michael Kosicki*......     7       $  1 billion       1       $8 million     27     $465 million
George J. Myers*.........     7       $  1 billion       1       $8 million     26     $465 million
Theodore R. Wendell*.....     9       $1.2 billion       1       $8 million     29     $465 million

Columbia Strategic Investor Fund

                          Other SEC-registered open- Other pooled investment
                          end and closed-end funds       vehicles                Other accounts
                          -------------------------- ----------------------- -----------------------
                          Number of                  Number of               Number of
Portfolio Managers        accounts       Assets      accounts      Assets    accounts     Assets
------------------        ---------    ------------  ---------     ------    --------- -------------
Jonas Patrikson*.........     2       $943 million       0           $0          2     $ 40 thousand
Dara White*..............     2       $943 million       0           $0          2     $300 thousand

--------
*  Information provided as of December 31, 2005.

13. The following language is added to the chart following the heading "Ownership of Securities" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

Columbia Mid Cap Growth Fund

                                    Dollar Range of Equity Securities in the
Portfolio Managers                          Fund Beneficially Owned
------------------                  ----------------------------------------
Wayne M. Collette*.................                   None
J. Michael Kosicki*................                   None
George J. Myers*...................                   None
Theodore R. Wendell*...............                   None

Columbia Small Cap Growth Fund I

                                    Dollar Range of Equity Securities in the
Portfolio Managers                          Fund Beneficially Owned
------------------                  ----------------------------------------
Wayne M. Collette*.................                    $0
J. Michael Kosicki*................                    $0
George J. Myers*...................                    $0
Theodore R. Wendell*...............                    $0

Columbia Strategic Investor Fund

                                    Dollar Range of Equity Securities in the
Portfolio Managers                          Fund Beneficially Owned
------------------                  ----------------------------------------
Jonas Patrikson *..................                   None
Dara White *.......................                   None
--------
*  Information provided as of December 31, 2005.

   14. The following language is added to the chart following the heading "Compensation" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

   Columbia Mid Cap Growth Fund

Portfolio Managers   Performance Benchmark     Peer Group
------------------   ------------------------  -------------------------------
Wayne M. Collette    Russell Midcap Growth Tr  Morningstar Mid Growth Category
J. Michael Kosicki   Russell Midcap Growth Tr  Morningstar Mid Growth Category
George J. Myers      Russell Midcap Growth Tr  Morningstar Mid Growth Category
Theodore R. Wendell  Russell Midcap Growth Tr  Morningstar Mid Growth Category

   Columbia Small Cap Growth Fund I

Portfolio Managers   Performance Benchmark    Peer Group
------------------   -----------------------  ---------------------------------
Wayne M. Collette    Russell 2000 Growth TR   Morningstar Small Growth Category
J. Michael Kosick    Russell 2000 Growth TR   Morningstar Small Growth Category
George J. Myers      Russell 2000 Growth TR   Morningstar Small Growth Category
Theodore R. Wendell  Russell 2000 Growth TR   Morningstar Small Growth Category

   Columbia Strategic Investor Fund

Portfolio Managers   Performance Benchmark     Peer Group
------------------   ------------------------  -------------------------------
Jonas Patrikson      Russell 3000 Value TR     Morningstar Mid Blend Category
Dara White           Russell 3000 Value TR     Morningstar Mid Blend Category

   15. The section entitled "Share Ownership" is replaced in its entirety to read:

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Mid Cap Growth Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Mid Cap Growth Fund's outstanding shares:

           Class A

           Charles Schwab & Co. Inc.                          15.95%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Class B

           Citigroup Global Markets, Inc.                      6.53%
           333 West 34th Street
           New York, NY 10001-2402

           Class C

           Citigroup Global Markets, Inc.                      5.42%
           333 West 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                 31.00%
           4800 Deer Lake Drive East Floor 2
           Jacksonville, FL 32246-6484

           Class D

           NFS LLC FEBO                                         7.31%
           NFS/FMTC Rollover IRA
           FBO Jeffrey Pate
           624 Salter Place
           Westfield, NJ 07090

           Raymond James & Assoc. Inc.                          5.35%
           FBO Young IRA
           880 Carillon Parkway
           St. Petersburg, FL 33716-1100

           Esnet Management Group LLC                          10.61%
           Daniel W Campbell
           4304 North Stonecreek Lane
           Provo, UT 84604-5003

           Class G

           Bank of America NA Rollover IRA                      6.09%
           Juan Rosai
           551 Amity Road
           Woodbridge, CT 06525-1201

           Class R

           FIM Funding Inc.                                   100.00%
           C/O Columbia Funds Group
           MS MA5 100 11 05
           100 Federal Street
           Boston, MA 02110

           Class Z

           Bank of America                                     25.39%
           411 North Akard Street
           Dallas, TX 75201-3307

           Charles Schwab & Co. Inc.                           12.52%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Small Cap Growth Fund I.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Small Cap Growth Fund I's outstanding shares:

           Class A

           NFS LLC FEBO                                        5.04%
           NFS/FMTC R/O IRA
           FBO Melvin Ray Muscott
           1242 Ridge Road
           Troy, MO 63379-5659

           NFS LLC FEBO                                        5.17%
           FBO Joan Dorsey
           3501 Ponce De Leon Blvd. #241
           St. Augustine, FL 32084-1403

           Nancy E. Edin Living Trust                         10.91%
           PO Box 794
           Sherwood, OR 97140-0794

           Bank of America NA Rollover IRA                     6.10%
           Jimmy L. Yuan
           19382 Pilario Street
           Rowland Heights, CA 97148-3141

           Class B

           NFS LLC FEBO                                       10.52%
           FBO Glen L. Rhodes
           Mary J. Rhodes
           19051 Lamplight Lane
           Yorba Linda, CA 92886-2701

           NFS LLC FEBO                                        5.81%
           NFS/FMTC Roth IRA
           FBO Andrew Leif Valand
           205 Central Ave.
           Madison, NJ 07940-1627

           NFS LLC FEBO                                        5.81%
           NFS/FMTC Roth IRA
           FBO Thomas Valand
           205 Central Ave.
           Madison, NJ 07940-1627

           Pershing LLC                                       19.78%
           PO Box 2052
           Jersey City, NJ 07303-2052

           Bank of America NA IRA                              8.42%
           Joseph R. Chichurka
           4306 W Cordoba Cir.
           Georgetown, TX 78268-1614

           H&R Block Financial Advisors                        9.57%
           Dime Building
           719 Griswold Street, Ste. 1700
           Detroit, MI 48226-3318

           Class C

           NFS LLC FEBO                                       17.12%
           Bunker Family Trust
           Jonathon Wayne Bunker
           2120 Shenley Ct.
           Las Vegas, NV 89117-8924

           NFS LLC FEBO                                       37.21%
           NFS/FMTC SEP IRA
           FBO Charles E. Dewey, Jr.
           5 Lyons Plains Rd.
           Westport, CT 06880-1303

           FIM Funding                                        15.38%
           C/O Columbia Funds Group
           MS MA5 100 11 05
           100 Federal Street
           Boston, MA 02110-1802

           Pershing LLC                                       25.78%
           PO Box 2052
           Jersey City, NJ 07303-2052

           Class Z

           Bank of America NA                                  6.04%
           411 N. Akard Street
           Dallas, TX 75201-3307

           Charles Schwab & Co. Inc.                          20.92%
           101 Montgomery St.
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Real Estate Equity Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Real Estate Equity Fund's outstanding shares:

           Class A

           Nationwide Trust Co. FSB                           20.98%
           PO Box 182029
           Columbus, OH 43218-2029

           Charles Schwab & Co. Inc.                          32.78%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Class D

           Patterson & Co.                                     7.34%
           1525 West WT Harris Blvd.
           Charlotte, NC 28288-0001

           LPL Financial Services                              5.62%
           9785 Towne Center Drive
           San Diego, CA 92121-1968

           Class Z

           Bank of America NA                                 26.86%
           411 N. Akard Street
           Dallas, TX 75201-3307

           Charles Schwab & Co. Inc.                          26.53%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Technology Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Technology Fund's outstanding shares:

           Class A

           NFS LLC FEBO                                        5.53%
           Carlos A Arredondo
           Mari V Arredondo
           35 Field Point Circle
           Grenwich, CT 06830-7072

           Merrill Lynch Pierce Fenner & Smith                19.24%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           SEI Private Trust Co.                               8.70%
           One Freedom Valley Drive
           Oaks, PA 19456

           Class B

           Merrill Lynch Pierce Fenner & Smith                 6.34%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Class C

           Merrill Lynch Pierce Fenner & Smith                25.31%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Class D

           Citigroup Global Markets, Inc.                      8.78%
           333 West 34th Street
           New York, NY 10001-2402

           Bank of America NA                                 11.88%
           Thomasville Home Furnishings of AZ
           1122 E. Irma Lane
           Phoenix, AZ 85024-4118

           USAA Investment Management Corp.                    6.71%
           9800 Fredericksburg Road
           San Antonio, TX 78288-0001

           Scottrade Inc.                                      6.12%
           FBO Sheikh A Qadeer
           PO Box 31759
           St. Louis, MO 63131-0759

           LPL Financial Services                             63.65%
           9785 Towne Center Drive
           San Diego, CA 92121-1968

           Class Z

           Charles Schwab & Co. Inc.                          41.81%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Strategic Investor Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Strategic Investor Fund's outstanding shares:

           Class A

           Charles Schwab & Co. Inc.                           5.42%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Charles Schwab & Co. Inc.                          17.39%
           Special Custody Account for Benefit of Customer
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Class C

           Citigroup Global Markets, Inc.                      7.54%
           333 West 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                 6.56%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Class D

           NFS LLC FEBO                                        6.93%
           FMT Co. Cust. IRA R/O
           FBO James S. Krueger
           389 Redfield Pl.
           Moraga, CA 94556-2514

           Citigroup Global Markets, Inc.                     28.50%
           333 West 34th Street
           New York, NY 10001-2402

           Robert W. Baird & Co. Inc.                          6.46%
           777 East Wisconsin Avenue
           Milwaukee, WI 53202-5300

           AG Edwards & Sons Inc. CUST                         7.45%
           FBO Sharon Louise Greer Rollover IRA
           4905 Hollycrest Way
           Fair Oaks, CA 95628-5113

           Class Z

           Bank of America NA                                 12.81%
           1122 E. Irma Lane
           Phoenix, AZ 85024-4118

           Charles Schwab & Co. Inc.                          16.28%
           Special Custody Account for Exclusive of Customer
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Balanced Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Balanced Fund's outstanding shares:

           Class C Shares:

           Citigroup Global Markets, Inc.                      5.46%
           333 West 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                 9.21%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Ferris Baker Watts Inc.                            19.77%
           Dwight P. Plowman
           79 Young Circle
           New Florence, PA 15944-8320

           Class D Shares:

           NFS LLC FEBO                                       13.10%
           NFS/FMTC R/O IRA
           FBO John H. Carr, Jr.
           5 Bishop Road Apartment 106
           West Hartford, CT 06119-1536

           Citigroup Global Markets, Inc.                     14.76%
           333 West 34th Street
           New York, NY 10001-2402

           UBS Financial Services Inc.                        23.51%
           FBO Robert Breidenbaugh
           Carolyn Breidenbaugh JTWROS
           396 E. Church Street
           Elmhurst, IL 60126-3602

           Gladis Wist                                        16.19%
           12111 Faith Lane
           Bowie, MD 20715-2302

           RBC Dain Rauscher                                   7.38%
           Janis D. Dotson IRA
           48 Palm Court
           Pagosa Springs, CO 81147-9235

           Class Z Shares

           Charles Schwab & Co. Inc.                          16.87%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Intermediate Bond Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Intermediate Bond Fund's outstanding shares:

           Class A

           Investors Bank and Trust Ttee                       5.10%
           FBO Various Ret. Plans
           4 Manhattanville Rd.
           Purchase, NY 10577-2139

           Charles Schwab & Co.                               32.09
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Transamerica Life Insurance Company                15.28
           Attn: Daisy Lo
           PO Box 30368
           Los Angeles, CA 90030-0368

           Class B

           Citigroup Global Markets, Inc.                      8.48%
           333 W. 34th Street
           New York, NY 10001-2402

           Class C

           Citigroup Global Markets, Inc.                     19.74%
           333 W. 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                13.27
           4800 Deer Lake Dr. E, Fl. 2
           Jacksonville, FL 32246-6484

           Class R

           FIM Funding, Inc.                                    100%
           C/O Columbia Funds Group
           MS MA5 100 11 05
           100 Federal Street
           Boston, MA 02110-1802

           Class Z

           Bank of America NA                                 37.93%
           411 N. Akard Street
           Dallas, TX 75201-3307

           Citigroup Global Markets, Inc.                     11.84
           333 W. 34th Street
           New York, NY 10001

           Charles Schwab & Co.                               11.44
           101 Montgomery Street
           San Francisco, CA 94104-4122

           As of record on February 28, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Conservative High Yield Fund.

           As of record on February 28, 2006, the following shareholders owned 5% or more of the following classes of Conservative High Yield Fund's outstanding shares:

           Class A

           Charles Schwab & Co. Inc.                          53.16%
           101 Montgomery Street
           San Francisco, CA 94104-4122

           Class B

           Citigroup Global Markets, Inc.                     12.49%
           333 West 34th Street
           New York, NY 10001-2402

           Class C

           Citigroup Global Markets, Inc.                     12.37%
           333 West 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                16.92%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Class D

           Citigroup Global Markets, Inc.                     17.90%
           333 West 34th Street
           New York, NY 10001-2402

           Merrill Lynch Pierce Fenner & Smith                 8.96%
           4800 Deer Lake Drive E. Fl. 2
           Jacksonville, Florida 32246-6484

           Class Z

           Bank of America NA                                 61.88%
           411 N. Akard Street
           Dallas, TX 75201-3307

           Charles Schwab & Co. Inc.                          10.53%
           101 Montgomery Street
           San Francisco, CA 94104-4122

                                                                March 27, 2006

                      COLUMBIA MID CAP GROWTH FUND, INC.
                       COLUMBIA SMALL CAP GROWTH FUND I
                    COLUMBIA REAL ESTATE EQUITY FUND, INC.
                        COLUMBIA TECHNOLOGY FUND, INC.
                    COLUMBIA STRATEGIC INVESTOR FUND, INC.
                         COLUMBIA BALANCED FUND, INC.
               COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
                     COLUMBIA CONSERVATIVE HIGH YIELD FUND

                      STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information contains information relating to 8 mutual funds: Columbia Mid Cap Growth Fund, Inc. (the "Mid Cap Growth Fund" or "CMCG"), Columbia Small Cap Growth Fund I formerly Columbia Small Cap Growth Fund, Inc. (the "Small Cap Growth Fund" or "CSCG"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Investor Fund, Inc. formerly Columbia Strategic Value Fund, Inc. (the "Strategic Investor Fund" or "CSIF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Oregon Intermediate Municipal Bond Fund formerly Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Intermediate Municipal Bond Fund" or "CMBF") and Columbia Conservative High Yield Fund formerly Columbia High Yield Fund, Inc. (the "Conservative High Yield Fund" or "CHYF").

      Each Fund offers its shares through one or more prospectuses (each a "Prospectus"). This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

      The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS...................................................   3
INVESTMENT RESTRICTIONS....................................................  17
MANAGEMENT.................................................................  20
DISCLOSURE OF PORTFOLIO INFORMATION........................................  52
INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES..............  53
PORTFOLIO TRANSACTIONS.....................................................  60
CAPITAL STOCK AND OTHER SECURITIES.........................................  63
DISTRIBUTION AND SERVICING.................................................  64
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................  67
CUSTODIAN..................................................................  77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................  77
TAXES......................................................................  78
SHAREHOLDER MEETINGS.......................................................  85
FINANCIAL STATEMENTS.......................................................  85
APPENDIX I.................................................................  86
APPENDIX II................................................................ 100

                                January 1, 2006

                           DESCRIPTION OF THE FUNDS

      Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Intermediate Municipal Bond Fund and the Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor.

      It is expected that, subject to shareholder approval, each Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized.

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

      The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages XX and XX of this Statement of Additional Information.

Securities Rating Agencies

      Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

   Aaa - Best quality; smallest degree of investment risk.

   Aa - High quality by all standards.

   Aa and Aaa are known as high-grade bonds.

   A - Many favorable investment attributes; considered upper medium-grade obligations.

   Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

   Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

   B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

   S&P -- The following is a description of S&P's bond ratings:

   AAA - Highest rating; extremely strong capacity to pay principal and interest.

   AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

   A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

   Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

   BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

   B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

   CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the Advisor's creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities ("Junk Bonds")

      Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Conservative High Yield Fund, are described as "speculative" by both Moody's and S&P. Investments in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

      Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

      A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly owned. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

      The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

      Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

      Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions regarding financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

      Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

      The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Equity Securities

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

      Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      The risks of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentalities) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

      The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

      REITs are pooled investment vehicles that invest primarily in real estate--such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

      A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

      Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

      Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

      Under the supervision of the Board of Directors of the Funds, the Advisor determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

      Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

      To the extent the Conservative High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Dollar Roll Transactions

      "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

      The Oregon Intermediate Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Intermediate Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                 Chart of Securities and Investment Practices

                                   CMCG     CSCG     CREF     CTF      CSIF
                                   ----     ----     ----     ----     ----
Investment Grade Securities (Baa
  or higher by Moody's, BBB or
  higher by S&P or believed by
  the Advisor to be equivalent),
  other than U.S. Government
  obligations and municipal
  securities                          *        *        *        *        *
Non-Investment Grade Securities      NA       NA       NA       NA       NA
Domestic Bank Obligations             *        *        *        *        *
U.S. Government Securities            *        *        *        *        *
Mortgage-Backed Securities           NA       NA       NA       NA       NA
CMOs                                 NA       NA       NA       NA       NA
Asset-Backed Securities              NA       NA       NA       NA       NA
Floating or Variable Rate            NA       NA       NA       NA       NA
Loan Transactions                     X        O        O        O        O
Options & Financial Futures           O        O        O        O        O
Foreign Equities/(1)/
   Developed Markets               33.3%, O   25%, O   20%, O   33%, O   33%, +
   Emerging Markets/(2)/              X        X        X        X        +
ADRs, GDRs and NASDAQ-listed
  foreign securities/(1)/          33.3%, O   25%, O    O       33%, O   33%, +
Currency Contracts
   Hedging                            O        O        O        O        O
   Speculation                        X        X        X        X        X
   Spot Basis                         O        O        O        O        O
Repurchase Agreements                 *        *        *        *        *
Illiquid (exclude 144A securities
  from definition of illiquid
  with board supervision)            15%, O   15%, O   15%, O   15%, O   15%, O
Convertible Securities/Warrants       +        +        +        +        +
Small Companies                       +        +        +        +        +
Dollar Roll Transactions             NA       NA       NA       NA       NA
Swap Agreements                      NA       NA       NA       NA       NA
When-Issued Securities                O        O        O        O        O
Foreign Fixed Income Securities
  (including Foreign Bank
  Obligations)                       NA       NA       NA       NA       NA
Zero Coupon/Pay in Kind              NA       NA       NA       NA       NA
Real Estate (excluding REITs)         X        X        X        X        X
REITs                                 +        O        +        O        +
Borrowing                             5%, *    5%, *    5%, * 33.3%, * 33.3%, *
--------
+     Permitted - Part of principal investment strategy
X     Not permitted either as a non-fundamental or fundamental policy
O     Permitted - Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of net assets (unless "total assets" specified) that Fund may invest
NA    Not part of investment strategy
/(1)/ Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.
/(2)/ ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
/(3)/ Percentage is based on total assets.

                                                   CMBF     CHYF     CBF
                                                   ----     ----     ----
Investment Grade Securities (Baa or higher by         O        O        +
  Moody's, BBB or higher by S&P or believed by
  the Advisor to be equivalent), other than U.S.
  Government obligations and municipal securities
Non-Investment Grade Securities                      NA        +       10%, O
Domestic Bank Obligations                             *        *        *
Commercial Paper                                      *        *        *
U.S. Government Securities                            *        *        +
Mortgage-Backed Securities                           NA        O        +
CMOs                                                 NA        O        +
Asset-Backed Securities                              NA        O        +
Floating or Variable Rate                             O        O        +
Loan Transactions                                     O        O        X
Options & Financial Futures                           +        O        +
Foreign Equities/(1)/
   Developed Markets                                 NA       NA     33.3%, O
   Emerging Markets/(2)/                             NA       NA        X
ADRs, GDRs and NASDAQ-listed foreign                 NA       NA     33.3%, O
  securities/(1)/
Currency Contracts
   Hedging                                           NA       NA        O
   Speculation                                       NA       NA        X
   Spot Basis                                        NA       NA        O
Repurchase Agreements                                 *        *        *
Illiquid (excludes 144A securities from              15%, O   15%, O   15%, O
  definition of illiquid with board supervision)
Convertible Securities/Warrants                      NA        O        O
Small Companies                                      NA        +        O
Dollar Roll Transactions                             NA        O        +
Swap Agreements                                       O        O        O
When-Issued Securities                                O        O        O
Foreign Fixed Income Securities (including           NA       10%, O   20%, O
  Foreign Bank Obligations)
Zero Coupon/Pay in Kind                               +        O        O
Real Estate (excluding REITs)                         X        X        X
REITs                                                NA        O        O
Borrowing                                          33.3%, *    5%, *    5%, *
Municipal Bonds                                       +       NA        O
--------
+     Permitted - Part of principal investment strategy
X     Not permitted either as a non-fundamental or fundamental policy
O     Permitted - Not a principal investment strategy
*     Temporary Investment or cash management purposes
%     Percentage of net assets (unless "total assets" specified) that Fund may invest
NA    Not part of investment strategy
/(1)/ Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.
/(2)/ ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.
/(3)/ Percentage is based on total assets.

                            INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of
(i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended ('1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:
    (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
    (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the Oregon Intermediate Municipal Bond Fund and the Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Columbia Mid Cap Growth Fund, Inc.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

            2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

Columbia Small Cap Growth Fund I

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

            2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

Columbia Real Estate Equity Fund, Inc.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Technology Fund, Inc.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Strategic Investor Fund, Inc.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Balanced Fund, Inc.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Columbia Conservative High Yield Fund

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

            1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                                  MANAGEMENT

      Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The names, addresses and ages of the directors and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each director and other directorships they hold are shown below. There is no family relationship between any of the directors.

      Columbia Management Advisors, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Boards of Directors. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a direct wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware Corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management Advisors, a registered investment advisor, has been an investment advisor since 1995.

      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Management Advisors, LLC (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Management Advisors, LLC is now the investment advisor to the Funds.

      The "Fund Complex" consists of the following funds:

      The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

      The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

      Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

      Columbia Management Multi-Strategy Hedge Fund, LLC.

      Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

      The series of The Galaxy Funds (the "Galaxy Funds").

      The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Directors and Officers

Disinterested Directors:

                                                                                      Number of
                                                                                    Portfolios in
                                                                                        Fund
                       Position(s)  Term of Office                                     Complex
Name, Address             Held      and Length of   Principal Occupation(s)           Overseen    Other Directorships
and Age                with Funds  Time Served* (1) During Past Five Years           by Director   Held by Director
-------------          ----------- ---------------- ------------------------------- ------------- -------------------
Douglas A. Hacker       Director         1996       Executive Vice President -           83       Nash Finch Company
(Age 49)                                            Strategy of United Airlines                   (food distributor)
P.O. Box 66100                                      (airline) since December, 2002
Chicago, IL 60666                                   (formerly President of UAL
                                                    Loyalty Services (airline) from
                                                    September, 2001 to December,
                                                    2002; Executive Vice President
                                                    and Chief Financial Officer of
                                                    United Airlines from July,
                                                    1999 to September, 2001;
                                                    Senior Vice President- Finance
                                                    from March, 1993 to July,
                                                    1999).

Janet Langford Kelly    Director         1996       Partner, Zelle, Hoffman,             83       None
(Age 47)                                            Voelbel, Mason & Gette LLP
9534 W. Gull Lake                                   (law firm) since March, 2005;
Drive                                               Adjunct Professor of Law,
Richland, MI                                        Northwestern University, since
49083-8530                                          September, 2004 (formerly
                                                    Chief Administrative Officer
                                                    and Senior Vice President,
                                                    Kmart Holding Corporation
                                                    (consumer goods), from
                                                    September, 2003 to March,
                                                    2004; Executive Vice
                                                    President- Corporate
                                                    Development and
                                                    Administration, General
                                                    Counsel and Secretary,
                                                    Kellogg Company (food
                                                    manufacturer), from
                                                    September, 1999 to August,
                                                    2003; Senior Vice President,
                                                    Secretary and General Counsel,
                                                    Sara Lee Corporation (branded,
                                                    packaged, consumer- products
                                                    manufacturer) from January,
                                                    1995 to September, 1999).

                                                                                     Number of
                                                                                   Portfolios in
                                                                                       Fund
                     Position(s)  Term of Office                                      Complex
Name, Address           Held      and Length of   Principal Occupation(s)            Overseen    Other Directorships
and Age              with Funds  Time Served* (1) During Past Five Years            by Director   Held by Director
-------------        ----------- ---------------- -------------------------------- ------------- -------------------
Richard W. Lowry      Director         1995       Private Investor since August,       85/3/            None
(Age 69)                                          1987 (formerly Chairman and
10701 Charleston                                  Chief Executive Officer, U.S.
Drive                                             Plywood Corporation (building
Vero Beach, FL 32963                              products manufacturer)).


Charles R. Nelson     Director         1981       Professor of Economics,               83              None
(Age 62)                                          University of Washington, since
Department of                                     January, 1976; Ford and Louisa
Economics                                         Van Voorhis Professor of
University of                                     Political Economy, University of
Washington                                        Washington, since September,
Seattle, WA 98195                                 1993 (formerly Director,
                                                  Institute for Economic Research,
                                                  University of Washington from
                                                  September, 2001 to June, 2003);
                                                  Adjunct Professor of Statistics,
                                                  University of Washington, since
                                                  September, 1980; Associate
                                                  Editor, Journal of Money Credit
                                                  and Banking, since September,
                                                  1993; consultant on econometric
                                                  and statistical matters.

John J. Neuhauser     Director         1985       Academic Vice President and        85/3/,/4/   Saucony, Inc.
(Age 63)                                          Dean of Faculties since August,                (athletic footwear)
84 College Road                                   1999, Boston College (formerly
Chestnut Hill, MA                                 Dean, Boston College School of
02467-3838                                        Management from September,
                                                  1977 to August, 1999).

Patrick J. Simpson    Director         2000       Partner, Perkins Coie L.L.P.          83              None
(Age 61)                                          (law firm).
1120 N.W. Couch
Street
Tenth Floor
Portland, OR
97209- 4128


                                                                                     Number of
                                                                                   Portfolios in
                                                                                       Fund
                     Position(s)  Term of Office                                      Complex
Name, Address           Held      and Length of   Principal Occupation(s)            Overseen     Other Directorships
and Age              with Funds  Time Served* (1) During Past Five Years            by Director    Held by Director
-------------        ----------- ---------------- -------------------------------- ------------- ---------------------
Thomas E. Stitzel     Director         1998       Business Consultant since 1999        83               None
(Age 69)                                          (formerly Professor of Finance
2208 Tawny Woods                                  from 1975 to 1999, College of
Place                                             Business, Boise State
Boise, ID 83706                                   University); Chartered
                                                  Financial Analyst.

Thomas C. Theobald    Director         1996       Partner and Senior Advisor,           83       Anixter International
(Age 68) /5/            and                       Chicago Growth Partners                        (network support
                      Chairman                    (private equity investing) since               equipment
8 Sound Shore          of the                     September, 2004 (formerly                      distributor); Ventas,
Drive, Suite 285       Board                      Managing Director, William                     Inc. (real estate
Greenwich, CT 06830                               Blair Capital Partners (private                investment trust);
                                                  equity investing) from                         Jones Lang LaSalle
                                                  September, 1994 to September,                  (real estate
                                                  2004).                                         management
                                                                                                 services) and Ambac
                                                                                                 Financial (financial
                                                                                                 guaranty insurance)

Anne-Lee Verville     Director         1998       Retired since 1997 (formerly         83/4/     Chairman of the
(Age 60)                                          General Manager, Global                        Board of Directors,
359 Stickney Hill                                 Education Industry, IBM                        Enesco Group, Inc.
Road                                              Corporation (computer and                      (designer, importer
Hopkinton, NH 03229                               technology) from 1994 to                       and distributor of
                                                  1997).                                         giftware and
                                                                                                 collectibles)

Richard L. Woolworth  Director         1991       Retired since December 2003           83       Northwest Natural
(Age 64)                                          (formerly Chairman and Chief                   Gas Co. (natural gas
100 S.W. Market                                   Executive Officer, The                         service provider)
Street                                            Regence Group (regional
#1500                                             health insurer); Chairman and
Portland, OR 97207                                Chief Executive Officer,
                                                  BlueCross BlueShield of
                                                  Oregon; Certified Public
                                                  Accountant, Arthur Young &
                                                  Company)

Interested Director:

                                                                                    Number of
                                                                                  Portfolios in
                                                                                      Fund
                                                                                     Complex
                     Position(s)  Term of Office                                    Overseen
Name, Address           Held      and Length of   Principal Occupation(s)              by       Other Directorships
and Age              with Funds  Time Served* (1) During Past Five Years           Director(1)   Held by Director
-------------        ----------- ---------------- ------------------------------- ------------- -------------------
William E. Mayer/2/   Director         1994       Partner, Park Avenue Equity         85/3/     Lee Enterprises
(Age 65)                                          Partners (private equity) since               (print media), WR
399 Park Avenue                                   February, 1999 (formerly                      Hambrecht + Co.
Suite 3204                                        Partner, Development Capital                  (financial service
New York, NY 10022                                LLC from November 1996 to                     provider); Reader's
                                                  February, 1999).                              Digest
                                                                                                (publishing);
                                                                                                OPENFIELD
                                                                                                Solutions (retail
                                                                                                industry technology
                                                                                                provider)



--------
* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.
/1/ As of December 31, 2004, the Columbia Complex consisted of 127 open-end and 11 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined above) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/     Mr. Theobald was appointed as Chairman of the Board effective
        December 10, 2003.

Principal Officers:

                       Position (s)  Term of Office
Name, Address              Held      and Length of  Principal Occupation(s)
and Age                 with Funds    Time Served   During Past Five Years
-------------          ------------- -------------- ------------------------------------------------
Christopher L. Wilson    President     Since 2004   Head of Mutual Funds since August, 2004 and
(Age 48)                                            Managing Director of the Advisor since
One Financial Center                                September, 2005; President of the Columbia
Boston, MA 02111                                    Funds, Liberty Funds and Stein Roe Funds since
                                                    October, 2004; President and Chief Executive
                                                    Officer of the Nations Funds since January,
                                                    2005; President of the Galaxy Funds since April,
                                                    2005; Director of Bank of America Liquidity
                                                    Funds, plc since May, 2005; Director of Bank of
                                                    America Capital Management (Ireland), Limited
                                                    since May, 2005; Director of FIM Funding, Inc.
                                                    since January, 2005; Senior Vice President of
                                                    Columbia Management Distributors, Inc. since
                                                    January, 2005; Director of Columbia
                                                    Management Services, Inc. since January, 2005
                                                    (formerly Senior Vice President of Columbia
                                                    Management from January, 2005 to August,
                                                    2005; Senior Vice President of BACAP
                                                    Distributors, LLC from January, 2005 to July,
                                                    2005; President and Chief Executive Officer,
                                                    CDC IXIS Asset Management Services, Inc.
                                                    from September, 1998 to August, 2004).

J. Kevin Connaughton     Treasurer     Since 2000   Treasurer of the Columbia Funds since October,
(Age 41)                                            2003 and of the Liberty Funds, Stein Roe Funds
One Financial Center                                and All-Star Funds since December, 2000;
Boston, MA 02111                                    Managing Director of the Advisor since
                                                    September, 2005 (formerly Vice President of
                                                    Columbia Management from April, 2003 to
                                                    August, 2005; President of the Columbia Funds,
                                                    Liberty Funds and Stein Roe Funds from
                                                    February, 2004 to October, 2004; Chief
                                                    Accounting Officer and Controller of the Liberty
                                                    Funds and of the All-Star Funds from February,
                                                    1998 to October, 2000); Treasurer of the Galaxy
                                                    Funds from September, 2002 to November,
                                                    2005; (formerly Treasurer from December, 2002
                                                    to December 2004 and President from February,
                                                    2004 to December, 2004 of the Columbia
                                                    Management Multi-Strategy Hedge Fund, LLC;
                                                    Vice President of Colonial Management
                                                    Associates, Inc. from February, 1998 to October,
                                                    2000).

Mary Joan Hoene (Age    Senior Vice    Since 2004   Senior Vice President and Chief Compliance
56)                    President and                Officer of the Columbia Funds, Liberty Funds,
100 Federal Street         Chief                    Stein Roe Funds and All-Star Funds since
Boston, MA 02110        Compliance                  August, 2004; Chief Compliance Officer of the
                          Officer                   Columbia Management Multi- Strategy Hedge
                                                    Fund, LLC since August, 2004; Chief
                                                    Compliance Officer of the BACAP Alternative
                                                    Multi-Strategy Hedge Fund since October, 2004
                                                    (formerly Partner, Carter, Ledyard & Milburn
                                                    LLP from January, 2001 to August, 2004;
                                                    Counsel, Carter, Ledyard & Milburn LLP from
                                                    November, 1999 to December, 2000; Vice
                                                    President and Counsel, Equitable Life Assurance
                                                    Society of the United States from April, 1998 to
                                                    November, 1999).

Michael G. Clarke      Chief    Since Chief Accounting Officer of the Columbia Funds,
(Age 35)             Accounting 2004  Liberty Funds, Stein Roe Funds and All-Star Funds
                      Officer         since October, 2004; Managing Director of the
One Financial Center                  Advisor since September 2005 (formerly Controller
Boston, MA 02111                      of the Columbia Funds, Liberty Funds, Stein Roe
                                      Funds and All-Star Funds from May, 2004 to
                                      October, 2004; Assistant Treasurer from June, 2002
                                      to May, 2004; Vice President, Product Strategy &
                                      Development of the Liberty Funds and Stein Roe
                                      Funds from February, 2001 to June, 2002; Assistant
                                      Treasurer of the Liberty Funds, Stein Roe Funds and
                                      the All- Star Funds from August, 1999 to February,
                                      2001; Audit Manager, Deloitte & Toche LLP from
                                      May, 1997 to August, 1999).

Jeffrey R. Coleman   Controller Since Controller of the Columbia Funds, Liberty Funds,
(Age 35)                        2004  Stein Roe Funds and All-Star Funds since October,
One Financial                         2004 (formerly Vice President of CDC IXIS Asset
Center Boston, MA                     Management Services, Inc. and Deputy Treasurer of
02111                                 the CDC Nvest Funds and Loomis Sayles Funds
                                      from February, 2003 to September, 2004; Assistant
                                      Vice President of CDC IXIS Asset Management
                                      Services, Inc. and Assistant Treasurer of the CDC
                                      Nvest Funds from August, 2000 to February, 2003;
                                      Tax Manager of PFPC, Inc. from November, 1996 to
                                      August, 2000).

R. Scott Henderson   Secretary  Since Secretary of the Columbia Funds, Liberty Funds and
(Age 46)                        2004  Stein Roe Funds since December, 2004 (formerly Of
One Financial                         Counsel, Bingham McCutchen from April, 2001 to
Center Boston, MA                     September, 2004; Executive Director and General
02111                                 Counsel, Massachusetts Pension Reserves
                                      Investment Management Board from September,
                                      1997 to March, 2001).

Board of Directors

      The directors of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The directors meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The directors have created several committees to perform specific functions for the Funds.

Audit Committee

      Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Directors of the Funds. The Audit Committee's functions include making recommendations to the Directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2005, the Audit Committee convened seven times.

Governance Committee

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Directors of the Funds. The Governance Committee's functions include recommending to the directors nominees for independent directors positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the directors who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for directors recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2005, the Governance Committee convened six times.

Advisory Fees & Expenses Committee

      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Directors of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested directors and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

Compliance Committee

      Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Directors of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2005, the Compliance Committee convened four times.

Investment Oversight Committees

      Each director of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

      IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

      IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC#4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

      The following table sets forth the dollar range of shares owned by each director as of December 31, 2004 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Funds:

Disinterested Directors:

                                                                                  Douglas A.    Janet Langford    Richard W.
Name of Fund                                                                        Hacker          Kelly           Lowry
------------                                                                     ------------- ----------------- -------------
Balanced Fund...................................................................     None            None            None
Mid Cap Growth Fund.............................................................     None      $50,001-$ 100,000     None
Small Cap Growth Fund I.........................................................     None            None            None
Real Estate Equity Fund.........................................................     None            None            None
Strategic Investor Fund.........................................................     None            None            None
Technology Fund.................................................................     None            None            None
Conservative High Yield Fund....................................................     None            None            None
Oregon Intermediate Municipal Bond Fund.........................................     None            None            None

Aggregate Dollar Range of Fund Shares in Funds Overseen by Director in Family of
  Investment Companies:......................................................... Over $100,000   Over $100,000   Over $100,000

                                             Dr. Charles R.      John J.
Name of Fund                                     Nelson         Neuhauser
------------                                ---------------- ---------------
Balanced Fund..............................       None            None
Mid Cap Growth Fund........................ $50,001-$100,000      None
Small Cap Growth Fund I....................       None            None
Real Estate Equity Fund....................       None            None
Strategic Investor Fund....................       None            None
Technology Fund............................       None            None
Conservative High Yield Fund...............       None            None
Oregon Intermediate Municipal Bond Fund....       None            None

Aggregate Dollar Range of Fund Shares in
  Funds Overseen by Director in Family of
  Investment Companies:....................  Over $100,000    Over $100,000

                                               Patrick J.       Thomas E.
Name of Fund                                    Simpson          Stitzel
------------                                ---------------- ---------------
Balanced Fund.............................. $10,001-$50,000       None
Mid Cap Growth Fund........................ $10,001-$50,000       None
Small Cap Growth Fund I....................       None            None
Real Estate Equity Fund.................... $10,001-$50,000       None
Strategic Investor Fund....................       None       $10,001-$50,000
Technology Fund............................       None            None
Conservative High Yield Fund...............       None            None
Oregon Intermediate Municipal Bond Fund....       None            None

Aggregate Dollar Range of Fund Shares in
  Funds Overseen by Director in Family of
  Investment Companies:....................  Over $100,000    Over $100,000

                                               Thomas C.       Anne-Lee      Richard W.
Name of Fund                                   Theobald        Verville      Woolworth
------------                                --------------- -------------- ---------------
Balanced Fund..............................      None            None           None
Mid Cap Growth Fund........................      None            None        $1-$ 10,000
Small Cap Growth Fund I.................... $10,001-$50,000      None        $1-$ 10,000
Real Estate Equity Fund....................      None            None           None
Strategic Investor Fund.................... $10,001-$50,000      None       Over $100,000
Technology Fund............................      None            None        $1-$10,000
Conservative High Yield Fund...............      None            None           None
Oregon Intermediate Municipal Bond Fund....      None            None      $10,001-$50,000

Aggregate Dollar Range of Fund Shares in
  Funds Overseen By Director in Family of
  Investment Companies:....................  Over $100,000  *Over $100,000  Over $100,000

Interested Directors:

                                                            William E.
       Name of Fund                                           Mayer
       ------------                                      ----------------
       Balanced Fund....................................       None
       Mid Cap Growth Fund..............................       None
       Small Cap Growth Fund I..........................       None
       Real Estate Equity Fund..........................       None
       Strategic Investor Fund..........................       None
       Technology Fund..................................       None
       Conservative High Yield Fund.....................       None
       Oregon Intermediate Municipal Bond Fund..........       None

       Aggregate Dollar Range of Fund Shares in Funds
         Overseen by Director in Family of Investment
         Companies:..................................... $50,001-$100,000

--------
* Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.

As of December 31, 2004, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

      Each of the Funds has entered into an investment advisory contract with the Advisor. Each investment advisory contract is subject to annual approval of the Board of Directors, including a majority of disinterested directors. The existing contracts for the Funds were considered and approved at in-person meetings of the Funds' Boards of Directors held on October 12, 2005. In determining the reasonableness of the advisory fees under each of the contracts, the directors considered several factors, including:

        . The nature and quality of services provided to the Funds' shareholders,

        .   The profitability of the advisory contract for the Advisor,

        . Fall-out benefits realized by the Advisor from services as advisor to the Funds,

        .   A comparison of fee structures with other mutual funds, and

        . The existence of economies of scale with respect to the provision of investment advice to the Funds.

      In reviewing the quality of services provided by the Advisor, the directors reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The directors reviewed the following information: (1) total expense rankings within each Fund's expense group, (2) actual management fee rankings of each Fund within its expense group, (3) contractual management fee rankings of each Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the directors reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the directors.

      The directors also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The directors considered the additional benefits to the Advisor as a result of its relationship with the Funds. The directors also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

      After considering these and other factors, and each Fund's specific circumstances, the directors concluded that each Fund's advisory contract with the Advisor was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Advisor all information reasonably necessary for the directors to evaluate each of the advisory contracts for the Funds. The disinterested directors were also assisted by, and met separately with, their independent counsel.

      See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.

Director Compensation:

      The directors serve as directors/trustees of all open-end funds managed by the Advisor for which each director will receive an annual retainer of $45,000, an attendance fee of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the director fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The following table sets forth compensation earned by the Funds' directors for the fiscal year ended August 31, 2005. No officer of the Funds received any compensation from the Funds in 2005.

                                           Douglas A. Janet Langford Richard W.
Aggregate Compensation from Fund             Hacker       Kelly        Lowry
--------------------------------           ---------- -------------- ----------
Balanced Fund.............................  $  1,322     $  1,523     $  1,253
Mid Cap Growth Fund.......................  $  2,170     $  2,494     $  2,054
Small Cap Growth Fund I...................  $  1,337     $  1,551     $  1,271
Real Estate Equity Fund...................  $  2,174     $  2,492     $  2,054
Strategic Investor Fund...................  $  1,230     $  1,404     $  1,160
Technology Fund...........................  $    454     $    519     $    429
Conservative High Yield Fund..............  $  3,805     $  4,359     $  3,594
Oregon Intermediate Municipal Bond Fund...  $  1,799     $  2,030     $  1,694

   Total Compensation from Fund Complex:..  $135,000     $148,500     $150,700

                                           Dr. Charles  John J.
Aggregate Compensation from Fund            R. Nelson  Neuhauser
--------------------------------           ----------- ---------
Balanced Fund.............................  $  1,403   $  1,314
Mid Cap Growth Fund.......................  $  2,302   $  2,152
Small Cap Growth Fund I...................  $  1,424   $  1,341
Real Estate Equity Fund...................  $  2,298   $  2,146
Strategic Investor Fund...................  $  1,297   $  1,208
Technology Fund...........................  $    480   $    448
Conservative High Yield Fund..............  $  4,020   $  3,753
Oregon Intermediate Municipal Bond Fund...  $  1,890   $  1,754

   Total Compensation from Fund Complex:..  $141,500   $158,254

                                          Patrick J. Thomas E.
Aggregate Compensation from Fund          Simpson(2)  Stitzel
--------------------------------          ---------- ---------
Balanced Fund............................  $  1,320  $  1,407
Mid Cap Growth Fund......................  $  2,167  $  2,306
Small Cap Growth Fund I..................  $  1,336  $  1,429
Real Estate Equity Fund..................  $  2,166  $  2,308
Strategic Investor Fund..................  $  1,226  $  1,303
Technology Fund..........................  $    453  $    481
Conservative High Yield Fund.............  $  3,791  $  4,036
Oregon Intermediate Municipal Bond Fund..  $  1,728  $  1,888

   Total Compensation from Fund Complex:.  $129,000  $149,000

                                           Thomas C.   Anne-Lee   Richard W.
Aggregate Compensation from Fund          Theobald(3) Verville(4) Woolworth
--------------------------------          ----------- ----------- ----------
Balanced Fund............................  $  2,260    $  1,479    $  1,197
Mid Cap Growth Fund......................  $  3,781    $  2,425    $  1,970
Small Cap Growth Fund I..................  $  2,183    $  1,498    $  1,199
Real Estate Equity Fund..................  $  3,830    $  2,430    $  1,986
Strategic Investor Fund..................  $  2,210    $  1,372    $  1,128
Technology Fund..........................  $    803    $    507    $    414
Conservative High Yield Fund.............  $  6,725    $  4,249    $  3,473
Oregon Intermediate Municipal Bond Fund..  $  3,310    $  2,017    $  1,672

   Total Compensation from Fund Complex:.  $172,500    $157,000    $131,000

Interested Directors:

                                          William E
Aggregate Compensation from Fund            Mayer
--------------------------------          ---------
Balanced Fund............................ $  1,463
Mid Cap Growth Fund...................... $  2,398
Small Cap Growth Fund I.................. $  1,488
Real Estate Equity Fund.................. $  2,392
Strategic Investor Fund.................. $  1,349
Technology Fund.......................... $    500
Conservative High Yield Fund............. $  4,186
Oregon Intermediate Municipal Bond Fund.. $  1,966

   Total Compensation from Fund Complex:. $166,700
--------
(1) As of December 31, 2004, the Columbia Funds Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.
(2) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,320, $2,167, $1,336, $2,166,
      $1,226, $453, $3,791 and $1,728 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $129,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under the plan was $143,636.

(3) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Theobald deferred $1,521, $2,570, $1,428, $2,627,
      $1,524, $550, $4,613 and $2,363 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $90,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under the plan was $157,328.
(4) During the fiscal year ended August 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $174, $271, $205, $248, $126,
      $51, $433 and $144 of her compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $55,000of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under the plan was $653,275.

Portfolio Managers

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

Columbia Mid Cap Growth Fund

                       Other SEC-registered
                      open-end and closed-end     Other pooled
                              funds           investment vehicles     Other accounts
                      ----------------------  ------------------- ----------------------
                      Number of               Number of           Number of
Portfolio Managers    accounts      Assets    accounts    Assets  accounts     Assets
------------------    ---------  ------------ ---------   ------  --------- ------------
Kenneth A. Korngiebel     7      $360 million     0        N/A       47     $448 million

Columbia Small Cap Growth Fund I

                       Other SEC-registered
                      open-end and closed-end     Other pooled
                              funds           investment vehicles     Other accounts
                      ----------------------  ------------------- ----------------------
                      Number of               Number of           Number of
Portfolio Managers    accounts      Assets    accounts    Assets  accounts     Assets
------------------    ---------  ------------ ---------   ------  --------- ------------
Kenneth A. Korngiebel     7      $1.1 billion     0        N/A       47     $448 million

Columbia Real Estate Equity Fund

                           Other SEC-registered
                          open-end and closed-end       Other pooled
                                  funds             investment vehicles        Other accounts
                          ----------------------  ------------------------ ----------------------
                          Number of               Number of                Number of
Portfolio Managers        accounts      Assets    accounts      Assets     accounts     Assets
------------------        ---------  ------------ --------- -------------- --------- ------------
Robert McConnaughey /(1)/    1       $1.6 billion     0          N/A           3     $2.4 million
David I. Hoffman /(2)/...    13      $6.9 billion     2     $567.4 million   3,301   $3.1 billion

--------
(1)   Mr. McConnaughey began managing the Fund as of October, 2005.
(2)   Mr. Hoffman began managing the Fund as of November, 2005.

Columbia Technology Fund

                     Other SEC-registered
                    open-end and closed-end     Other pooled
                            funds           investment vehicles   Other accounts
                    ----------------------  ------------------- ------------------
                    Number of               Number of           Number of
Portfolio Managers  accounts      Assets    accounts    Assets  accounts   Assets
------------------  ---------  ------------ ---------   ------  --------- --------
Theodore R. Wendell     1      $100 million     0        N/A        9     $400,000
Wayne M. Collette..     1      $119 million     0        N/A        3     $275,000

Columbia Strategic Investor Fund

                   Other SEC-registered
                   open-end and closed-end     Other pooled
                           funds           investment vehicles  Other accounts
                   ----------------------- ------------------- -----------------
                    Number                  Number              Number
                      of                      of                  of
Portfolio Managers accounts     Assets     accounts   Assets   accounts  Assets
------------------ --------  ------------  --------   ------   -------- --------
 Emil A. Gjester..    2      $1.5 billion     0        N/A        5     $122,000

Columbia Balanced Fund

                           Other SEC-registered             Other pooled
                         open-end and closed-end funds  investment vehicles       Other accounts
                         ----------------------------- ---------------------- ----------------------
                         Number of                     Number of              Number of
Portfolio Managers       accounts         Assets       accounts     Assets    accounts     Assets
------------------       ---------     --------------  --------- ------------ --------- ------------
Leonard A. Aplet........    13        $  3.3 billion       6     $1.8 billion    90     $3.2 billion
Guy W. Pope.............     1        $  526 million       0              N/A    11     $117 million
Stephen C. Peacher......     0                   N/A       0              N/A     6     $3.8 million
Ronald B. Stahl.........    13        $  3.3 billion       6     $1.8 billion    90     $3.2 billion
Jeffrey D. Huffman /(3)/     4        $623.3 million       0              N/A     4     $    128,000

--------
(3)   Mr. Huffman began managing the Fund as of December, 2005.

Columbia Oregon Intermediate Municipal Bond Fund

                    Other SEC-registered
                   open-end and closed-end      Other pooled
                           funds            investment vehicles       Other accounts
                   ----------------------  ---------------------- ----------------------
                   Number of               Number of              Number of
Portfolio Managers accounts      Assets    accounts     Assets    accounts     Assets
------------------ ---------  ------------ --------- ------------ --------- ------------
Brian M. McGreevy.     4      $514 million     4     $979 million    13     $772 million

Columbia Conservative High Yield Fund

                           Other SEC-registered
                          open-end and closed-end      Other pooled
                                  funds            investment vehicles       Other accounts
                          ----------------------  ---------------------- ----------------------
                          Number of               Number of              Number of
Portfolio Managers        accounts      Assets    accounts     Assets    accounts     Assets
------------------        ---------  ------------ --------- ------------ --------- ------------
Stephen C. Peacher.......     0          N/A          0         N/A          6     $3.8 million
Kevin L. Cronk...........    14      $9.1 billion    11     $1.2 billion     4     $407 million
Thomas A. LaPointe.......    14      $9.1 billion    11     $1.2 billion     5     $407 million

      See "Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

Columbia Mid Cap Growth Fund

                                  Dollar Range of Equity Securities in the Fund
Portfolio Manager                              Beneficially Owned
-----------------                 ---------------------------------------------
Kenneth A. Korngiebel............                      $0

Columbia Small Cap Growth Fund I

                                  Dollar Range of Equity Securities in the Fund
Portfolio Manager                              Beneficially Owned
-----------------                 ---------------------------------------------
Kenneth A. Korngiebel............                      $0

Columbia Real Estate Equity Fund

                                  Dollar Range of Equity Securities in the Fund
Portfolio Managers                             Beneficially Owned
------------------                ---------------------------------------------
Robert McConnaughey..............                      $0
David I. Hoffman.................              $10,001 - $ 50,000

Columbia Technology Fund

                                  Dollar Range of Equity Securities in the Fund
Portfolio Managers                             Beneficially Owned
------------------                ---------------------------------------------
Theodore R. Wendell..............                      $0
Wayne M. Collette................                 $1 -$ 10,000

Columbia Strategic Investor Fund

                               Dollar Range of Equity Securities in the Fund
Portfolio Manager                           Beneficially Owned
-----------------              ---------------------------------------------
Emil A. Gjester...............             $100,001 - $ 500,000

Columbia Balanced Fund

                               Dollar Range of Equity Securities in the Fund
Portfolio Managers                          Beneficially Owned
------------------             ---------------------------------------------
Leonard A. Aplet..............              $10,001 - $ 50,000
Guy W. Pope...................             $50,000 - $ 100,000
Stephen C. Peacher............                     $ 0
Ronald B. Stahl...............              $10,001 - $ 50,000
Jeffrey D. Huffman............                     $ 0

Columbia Oregon Intermediate Municipal Bond Fund

                               Dollar Range of Equity Securities in the Fund
Portfolio Manager                           Beneficially Owned
-----------------              ---------------------------------------------
Brian M. McGreevy.............                      $0

Columbia Conservative High Yield Fund

                               Dollar Range of Equity Securities in the Fund
Portfolio Managers                          Beneficially Owned
------------------             ---------------------------------------------
Stephen C. Peacher............                      $0
Kevin L. Cronk................                      $0
Thomas A. LaPointe............                      $0

Compensation

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Columbia Mid Cap Growth Fund

Portfolio Manager       Performance Benchmark             Peer Group
-----------------      ------------------------ -------------------------------
Kenneth A. Korngiebel. Russell Midcap Growth TR Morningstar Mid Growth Category

Columbia Small Cap Growth Fund I

Portfolio Manager        Performance Benchmark             Peer Group
-----------------      -------------------------  ----------------------------
Kenneth A. Korngiebel   Russell 2000 Growth TR      Morningstar Small Growth
                                                            Category

Columbia Real Estate Equity Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  ------------------------------
Robert McConnaughey             NAREIT           Morningstar Specialty Category
David I. Hoffman                NAREIT           Morningstar Specialty Category

Columbia Technology Fund

Portfolio Managers      Performance Benchmark             Peer Group
------------------     ------------------------  ------------------------------
Theodore R. Wendell    AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                         100 - EQUAL $ WEIGHT
Wayne M. Collette      AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                         100 - EQUAL $ WEIGHT

Columbia Strategic Investor Fund

Portfolio Manager      Performance Benchmark              Peer Group
-----------------    -------------------------  ------------------------------
Emil A. Gjester        Russell 3000 Value TR    Morningstar Mid Blend Category

Columbia Balanced Fund

Portfolio Managers     Performance Benchmark              Peer Group
------------------   --------------------------  -----------------------------
Leonard A. Aplet        60-40 SP 500/Lehman          Morningstar Moderate
                           Aggregate Bond             Allocation Category
Guy W. Pope             60-40 SP 500/Lehman          Morningstar Moderate
                           Aggregate Bond             Allocation Category
Stephen C. Peacher      60-40 SP 500/Lehman          Morningstar Moderate
                           Aggregate Bond             Allocation Category
Ronald B. Stahl         60-40 SP 500/Lehman          Morningstar Moderate
                           Aggregate Bond             Allocation Category
Jeffrey D. Huffman      60-40 SP 500/Lehman          Morningstar Moderate
                           Aggregate Bond             Allocation Category

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Manager     Performance Benchmark              Peer Group
-----------------    ------------------------  -------------------------------
Brian M. McGreevy         Lehman General             Lipper Other States
                         Obligation Index      Intermediate Muni Debt Category

Columbia Conservative High Yield Fund

Portfolio Managers    Performance Benchmark              Peer Group
------------------   ------------------------  -------------------------------
Stephen C. Peacher    JP Morgan Developed BB      Lipper High Current Yield
                         High Yield Index                 Category

Kevin L. Cronk        JP Morgan Developed BB      Lipper High Current Yield
                         High Yield Index                 Category

Thomas A. LaPointe    JP Morgan Developed BB      Lipper High Current Yield
                         High Yield Index                 Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

      Potential Conflicts of Interest in Managing Multiple Accounts

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership:

   As of November 30, 2005, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

As of November 30, 2005, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

BALANCED FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
NFS LLC FEBO                                           5.52
NFS/FMTC ROLLOVER IRA
FBO DELORES ANN DAVIS
2300 AZALEA RD
CONCORD, NC 28025-6713

MERRILL LYNCH PIERCE FENNER & SMITH                    10.72
FOR THE SOLE BENEFIT OF ITS
  CUSTOMERS
ATTN FUND ADMINISTRATOR
4800 DEER LAKE DRIVE E FL 2
JACKSONVILLE, FL 32246-6484

FIRST CLEARING, LLC                                    5.49
DORIS R KORNEGAY &
JOE ISAAC JT WROS
9563 BROKEN OAK BLVD
JACKSONVILLE FL 32257

FERRIS BAKER WATTS INC.                                22.83
DWIGHT P. PLOWMAN
79 YOUNG CIRCLE
NEW FLORENCE, PA 15944-8320

BALANCED FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
NFS LLC FEBO                                           13.13
NFS/FMTC R/O IRA
FBO JOHN H CARR JR
5 BISHOP RD APT 106
WEST HARTFORD, CT 06119-1536

UBS FINANCIAL SERVICES INC. FBO                        23.30
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH JTWROS
369 E. CHURCH STREET
ELMHURST IL 60126-3602

GLADIS WIST                                            16.23
12111 FAITH LN
BOWIE MD 20715-2302

RBC DAIN RAUSCHER CUSTODIAN                            7.31
JANIS D DOTSON
INDIVIDUAL RETIREMENT ACCOUNT
48 PALM CT
PAGOSA SPRINGS, CO 81147-9235

CITIGROUP GLOBAL MARKETS, INC                          14.63
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

BALANCED FUND Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                18.41
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4122

CONSERVATIVE HIGH YIELD FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                52.58
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY
ST SAN FRANCISCO CA 94104-4122

CONSERVATIVE HIGH YIELD FUND-B

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                         7.75
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                    18.57
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

CONSERVATIVE HIGH YIELD FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                    9.17
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.                         9.39
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
BANK OF AMERICA NA                                     57.57
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREETDALLAS, TX
  75201-3307

CHARLES SCHWAB & CO INC                                13.25
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
  OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

MID CAP GROWTH FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                14.54
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

MID CAP GROWTH FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                    25.27
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

A G EDWARDS & SONS CUST                                5.47
FBO J GRAHAM RUSSELL ROLLOVER IRA
360 MONROE STREET
DENVER, CO 80206-4445

LEGG MASON WOOD WALKER, INC.                           5.43
PO BOX 1476
BALTIMORE, MD 21203-1476

MID CAP GROWTH FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
NFS LLC FEBO                                           5.68
NFS/FMTC ROLLOVER IRA
FBO KAREN WHITNEY
1427 W 86TH STREET, #329
INDIANAPOLIS, IN 46260-2103

NFS LLC FEBO                                           6.33
NFS/FMTC ROLLOVER IRA
FBO JEFFREY H PATE
624 SALTER PL
WESTFIELD, NJ 07090-1350

GREG KOYLE                                             8.94
ESNET MANAGEMENT GROUP LLC
DANIEL W CAMPBELL
4303 N STONECREEK LANE
PROVO, UT 84604-5003

MID CAP GROWTH FUND-G

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
BANK OF AMERICA NA ROLLOVER IRA                        5.66
JUAN ROSAI
551 AMITY ROAD
WOODBRIDGE CT 06525-1201

MID CAP GROWTH FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                13.50
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
  OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                     23.74
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST
DALLAS, TX 75201-3307

OREGON INTERMEDIATE MUNICIPAL BOND FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
WAYNE BARKER                                           22.41
15646 SEASIDE CT
BROOKINGS OR 97415-9531

CHARLES SCHWAB & CO INC CUST                           11.87
ATTN: MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

AMERICAN ENTERPRISE INVESTMENT SVCS                    8.44
PO BOX 9446
MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-B

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
DAIN RAUSCHER INC FBO                                  15.99
GILLICI F JACKSON
GILLICI F JACKSON REVOC LIV TRUST
611 NW 30TH ST
CORVALLIS OR 97330-5144

AMERICAN ENTERPRISE INVEST SVCS                        9.25
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVEST SVCS                        9.22
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO                                  7.15
RUTH C LEAR
GM LEAR IRREV LIV TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

DEAN WITTER FBO                                        6.45
RELLA PANTENBURG &
PO BOX 250
NEW YORK NY 10008-0250

NFSC LLC FEBO                                          7.30
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
14404 SE WEBSTER RD APT 325
PORTLAND OR 97267-1972

FIRST CLEARING LLC                                     5.30
DEAN CRAIG
13451 SE 121ST PLACE
CLACKAMAS, OR 97015

OREGON INTERMEDIATE MUNICIPAL BOND FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
PIPER JAFFRAY FOR THE SOLE BENEFIT                     18.50
  OF ITS CUSTOMERS
1075 BAKER BUILDING
ATTN: JAMI PODHRADSKY
706 SECOND AVENUE SOUTH
MINNEAPOLIS MN 55402

RAYMOND JAMES & ASSOC INC                              10.38
FBO SAUNDERS BARNEY
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC                              10.43
FBO WESTENHOUSE H
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH                    7.27
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC                              6.00
FBO WESTENHOUSE H&J
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NFS LLC FEBO                                           5.15
AMOS BRUSVEN
TOD PEBBLE BRUSVEN
1032 WILLIAMS AVE
WOODBURN, OR 97071-3735

NANCY D FRACKELTON                                     8.45
4938 SW ORCHARD LN
PORTLAND, OR 97219-3362

RAYMOND JAMES & ASSOC INC                              8.55
FBO STAVANG CARL
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC                              5.15
FBO HALVIN TRUST
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

OREGON INTERMEDIATE MUNICIPAL BOND FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
DAIN RAUSCHER INC FBO                                  22.97
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
4798 BECKER CIR SE
ALBANY OR 97322-7139

LPL FINANCIAL SERVICES                                 10.35
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC                                           12.75
PO BOX 2052
JERSEY CITY NJ 07303-2052

DAIN RAUSCHER INC FBO                                  11.46
RUTH LEAR
RUTH C LEAR TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

LPL FINANCIAL SERVICES                                 14.21
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

NFSC LLC FEBO                                          7.20
FREDERICK A J KINGERY
FREDERICK A J KINGERY TRUST
4163 SW GREENLEAF CT
PORTLAND OR 97221-3271

AMERICAN ENTERPRISE INVESTMENT SVCS                    5.16
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS                    6.32
P.O BOX 9446
MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                7.93
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

REAL ESTATE EQUITY FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                32.50
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

NATIONWIDE TRUST CO FSB                                20.16
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

REAL ESTATE EQUITY FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
PATTERSON & CO                                         7.61
1525 W WT HARRIS BLVD
CHARLOTTE, NC 28288-0001

LPL FINANCIAL SERVICES                                 5.14
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968

REAL ESTATE EQUITY FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                26.25
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
  OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                     25.31
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

SMALL CAP GROWTH FUND I - A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
FIM FUNDING INC                                       100.00
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802

SMALL CAP GROWTH FUND I - B

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
FIM FUNDING INC                                        66.86
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802

JOSEPH R CHICHURKA                                     7.91
ANNELIE CHICHURKA JTWROS TOD
4306 W CORDOBA CIR
GEORGETOWN, TX 78628-1614

CYNTHIA M YAGER                                        25.23
613 MANUEL DRIVE
NOVATO, CA 94945-3338

SMALL CAP GROWTH FUND I - C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
FIM FUNDING INC                                       100.00
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802

SMALL CAP GROWTH FUND I - Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                20.78
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
  OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

NEWELL RUBBERMAID EMP SAV                              5.32
PLANRETIREMENT PLAN SERV
ATTN: REPORTING TEAM - RPS
C/O JP MORGAN/AMERICAN CENTURY
PO BOX 419784
KANSAS CITY, MO 64141-6784

PO BOX 2600 VM 613                                     8.31
ATTN: OUTSIDE FUNDS
VALLEY FORGE, PA 19482-2600

STRATEGIC INVESTOR FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                5.85
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

CHARLES SCHWAB & CO INC                                17.95
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

STRATEGIC INVESTOR FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                    6.77
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

STRATEGIC INVESTOR FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                         26.13
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

NFS LLC FEBO                                           6.67
FMT CO CUST IRA ROLLOVER
FBO JAMES S KRUEGER
389 REDFIELD PL
MORAGA, CA 94556-2514

PERSHING LLC                                           5.03
PO BOX 2052
JERSEY CITY, NJ 07303-2052

ROBERT W BAIRD & CO., INC.                             5.92
777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202-5300

STRATEGIC INVESTOR FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                23.00
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                     12.02
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

TECHNOLOGY FUND-A

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
SEI PRIVATE TRUST CO                                   16.55
C/O WACHOVIA - PREMIER
ATTN: MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

FTC & CO                                               7.85
DATALYNX
PO BOX 173736
DENVER, CO 80217-3736

TECHNOLOGY FUND-C

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                    5.42
FOR THE SOLE BENEFIT OF ITS
  CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484

TECHNOLOGY FUND-D

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
LPL FINANCIAL SERVICES                                 62.30
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BANK OF AMERICA NA                                     10.51
THOMASVILLE HOME FURNISHINGS OF AZ
BRADLEY R CHAVEZ
1122 E IRMA LN
PHOENIX, AZ 85024-4118

SCOTTRADE INC FBO                                      6.00
SHEIKH A QADEER
PO BOX 31759
SAINT LOUIS, MO 63131-0759

CITIGROUP GLOBAL MARKETS, INC.                         8.59
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

USAA INVESTMENT MANAGEMENT CO                          6.56
9800 FREDERICKSBURG RD
SAN ANTONIO TX 78288-0001

TECHNOLOGY FUND-Z

Name and Address                    Percent of Shares Held at November 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                40.04
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

Proxy Voting Policy and Procedures

      Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of it's the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC's website at http://www.sec.gov.

                      DISCLOSURE OF PORTFOLIO INFORMATION

      The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, the Advisor, or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund's shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

      Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

      The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

Type of Fund        Information Provided   Frequency of Disclosure      Date of Web Posting
------------       ----------------------- ----------------------- -----------------------------
Equity Funds       Full portfolio holdings         Monthly         30 calendar days after month-
                   information.                                    end.

Fixed Income Funds Full portfolio holdings        Quarterly        60 calendar pdays after the
                   information.                                    quarter-end

      The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.

      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Management Distributors, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

      Each Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include any sub-custodians of the Fund's securities, the Fund's independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds' proxy voting service, currently ISS. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Funds' investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

         INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

      Pursuant to the investment contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund.

      Effective November 1, 2004, pursuant to an amendment to the Investment Management Agreement with the Advisor, the advisory fee for the following Funds is calculated as a percentage of net assets that declines as net assets increase and is as follows:

Mid Cap Growth Fund                    0.820% of the Fund's first $500
                                       million of net assets;
                                       0.750% of next $500 million of net
                                       assets;
                                       0.720% of next $500 million of net
                                       assets; and
                                       0.670% of net assets in excess of
                                       $1.5 billion.

Small Cap Growth Fund I                0.870% of the Fund's first $500
                                       million of net assets;
                                       0.820% of next $500 million of net
                                       assets; and
                                       0.770% of net assets in excess of $1
                                       billion.

Technology Fund                        0.870% of the Fund's first $500
                                       million of net assets;
                                       0.820% of next $500 million of net
                                       assets; and
                                       0.770% of net assets in excess of $1
                                       billion.

Conservative High Yield Fund           0.600% of the Fund's first $500
                                       million of net assets;
                                       0.550% of next $500 million of net
                                       assets;
                                       0.520% of next $500 million of net
                                       assets; and
                                       0.490% of net assets in excess of
                                       $1.5 billion.

      Prior to November 1, 2004, the advisory fee for the Mid Cap Growth Fund was calculated as a percentage of net assets that declined as net assets increased and was as follows:

Mid Cap Growth Fund                    1.000% of the Fund's first $500
                                       million of net assets; and
                                       0.750% of net assets in excess of
                                       $500 million.

Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:

Fund                                             2005       2004       2003*
----                                          ---------- ----------- ----------
Mid Cap Growth Fund.......................... $6,887,146 $ 8,813,801 $5,318,563
Small Cap Growth Fund I...................... $2,723,457 $ 7,019,787 $3,458,104
Real Estate Fund............................. $6,719,241 $ 7,214,201 $4,042,456
Technology Fund.............................. $  407,571 $   361,947 $   79,533
Strategic Investor Fund...................... $3,612,063 $ 2,576,915 $1,276,121
Balanced Fund................................ $1,963,794 $ 3,002,434 $2,135,099
Oregon Intermediate Municipal Bond Fund...... $2,132,126 $ 2,338,697 $1,719,382
Conservative High Yield Fund................. $9,467,680 $10,523,463 $4,977,940
--------
* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained Boston Financial Data Services, Inc. to assist it in performing services for the Funds. Until November 1, 2005, each Fund paid CMS an annual charge per open account as follows:

Equity Funds................................. $28.00
Fixed Income Funds........................... $34.00
Money Market Funds........................... $33.50

      plus certain reimbursable out-of-pocket expenses as set forth in its agreement with CMS. There is no minimum aggregate fee payable by any Fund to CMS for transfer agent services. For certain classes of certain Funds, CMS has agreed to waive transfer agency fees in amounts and for periods more fully described in the relevant prospectus. Effective November 1, 2005, each Fund has entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per account per annum, payable monthly. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund. The transfer agent fees paid to CMS for the fiscal year ended August 31, 2005 under each transfer agent agreement were $831,320 for the Mid Cap Growth Fund, $434,412 for the Small Cap Growth Fund I, $1,058,396 for the Real Estate Fund, $149,540 for the Technology Fund, $633,868 for the Strategic Investor Fund, $631,898 for the Balanced Fund, $238,988 for the Oregon Intermediate Municipal Bond Fund and $1,593,866 for the Conservative High Yield Fund. The transfer agent fees paid by the Mid Cap Growth Fund and Strategic Investor Fund are net of transfer agent fees waived by CMD.

      Until November 1, 2005, the Advisor performed certain pricing, bookkeeping and administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provided fund accounting and financial reporting oversight of State Street Bank & Trust Company, who provided the daily fund accounting and financial reporting services; (b) maintained and preserved in a secure manner the accounting records of the Funds; (c) provided fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and
(d) provided disaster planning. For the services rendered by the Advisor, each Fund agreed to pay a minimum of $25,000 plus two basis points for fund accounting and

$19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor was also entitled to be compensated for certain out-of-pocket expenses. The amount paid under this agreement by each of the Funds during the Funds' fiscal year ended August 31, 2005 was $161,452 for the Mid Cap Growth Fund, $113,870 for the Small Cap Growth Fund I, $159,371 for the Real Estate Equity Fund, $62,214 for the Technology Fund, $166,411 for the Strategic Investor Fund, $155,497 for the Balanced Fund, $170,288 for the Oregon Intermediate Municipal Bond Fund and $179,701 for the Conservative High Yield Fund.

      Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, each Fund will continue to receive substantially the same pricing, bookkeeping and administrative services as it currently receives under the Agreement. The Advisor and State Street Bank & Trust Company will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus 0.015% of the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. For services provided under the Administrative Agreement, each Fund will pay the Advisor an annual fee equal to $0. Each Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.

      Columbia Management Distributors, Inc. (formerly known as Columbia Funds Distributor, Inc.) ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CMDhas no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial services firms ("FSFs") or investors.

      For the fiscal years ended August 31, 2005 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A, D and T shares*:

                                                    Class A          Class T
                                              ------------------- -------------
                                                 2005      2004    2005   2004
                                              ---------- -------- ------ ------
Mid Cap Growth Fund.......................... $   53,881 $ 58,047 $1,207 $1,845
Real Estate Equity Fund...................... $  179,691 $212,798     --     --
Technology Fund.............................. $   61,122 $ 48,422     --     --
Strategic Investor Fund...................... $1,005,634 $652,526     --     --
Balanced Fund................................ $   23,727 $ 26,350     --     --
Oregon Intermediate Municipal Bond Fund...... $   17,407 $ 18,602     --     --
Conservative High Yield...................... $  248,195 $790,974     --     --
Fund
--------
* Class D shares closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.

For the fiscal years ended August 31, 2004 and August 31, 2005, CMD, as Distributor, retained the following fees:

                                                           Mid Cap Growth Fund*
                                                             Class A Shares
                                                           Fiscal year ended,
                                                           --------------------
                                                             2005       2004
                                                            -------    -------
Aggregate initial sales charges on Fund share sales....... $53,881    $58,047
Initial sales charges retained by CMD..................... $ 8,640    $ 9,271
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD........................ $     0    $     0

                                                           Class B Shares
                                                           Fiscal year ended,
                                                           --------------------
                                                             2005       2004
                                                            -------    -------
Aggregate CDSC on Fund redemptions retained by CMD........ $12,755    $12,291

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                              2005      2004
                                                             ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $  774    $  264

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                              2005      2004
                                                             ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $   14    $   21

                                                               Class T Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                              2005      2004
                                                             ------    ------
Aggregate initial sales charges on Fund share sales......... $1,208    $1,845
Initial sales charges retained by CMD....................... $  185    $    0
Aggregate contingent deferred sales charges (CDSC) On Fund
  redemptions retained by CMD............................... $    0    $    0

                                                               Class G Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                              2005      2004
                                                             ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $1,030    $2,954
--------
* Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered in October 13, 2003.

                                                       Real Estate Equity Fund*
                                                         Class A Shares
                                                       Fiscal year ended,
                                                       ------------------------
                                                         2005         2004
                                                       --------     --------
Aggregate initial sales charges on Fund share sales... $179,691     $212,798
Initial sales charges retained by CMD................. $ 27,593     $ 32,403
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD.................... $  1,889     $ 25,000

                                                         Class B Shares
                                                       Fiscal year ended,
                                                       ------------------------
                                                         2005         2004
                                                       --------     --------
Aggregate CDSC on Fund redemptions retained by CMD.... $ 41,433     $ 23,444

                                                         Class C Shares
                                                       Fiscal year ended,
                                                       ------------------------
                                                         2005         2004
                                                       --------     --------
Aggregate CDSC on Fund redemptions retained by CMD.... $  1,002     $  2,004

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                             2005      2004
                                                             ----     ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $353     $4,273
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                             Technology Fund*
                                                               Class A Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005     2004
                                                             -------   -------
Aggregate initial sales charges on Fund share sales......... $61,122   $48,422
Initial sales charges retained by CMD....................... $ 9,699   $ 8,022
Aggregate contingent deferred sales charges (CDSC) On Fund
  redemptions retained by CMD............................... $     0   $     0

                                                               Class B Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $22,029   $40,538

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $ 1,437   $   883

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $     0   $    11
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                       Strategic Investor Fund*
                                                          Class A Shares
                                                       Fiscal year ended,
                                                       ------------------------
                                                           2005         2004
                                                        ----------    --------
Aggregate initial sales charges on Fund share sales... $1,005,634    $652,526
Initial sales charges retained by CMD................. $  157,605    $ 93,760
Aggregate contingent deferred sales charges (CDSC) On
  Fund redemptions retained by CMD.................... $    3,199    $    487

                                                          Class B Shares
                                                       Fiscal year ended,
                                                       ------------------------
                                                           2005         2004
                                                        ----------    --------
Aggregate CDSC on Fund redemptions retained by CMD.... $   93,114    $ 26,530

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $3,229    $1,230

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                              ------    ------
Aggregate CDSC on Fund redemptions retained by CMD.......... $    0    $   12
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                             Balanced Fund*
                                                               Class A Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate initial sales charges on Fund share sales......... $23,727   $26,350
Initial sales charges retained by CMD....................... $ 3,854   $ 4,251
Aggregate contingent deferred sales charges (CDSC) On Fund
  redemptions retained by CMD............................... $     0   $     0

                                                               Class B Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $21,461   $15,155

                                                               Class C Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $   157   $   282

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005      2004
                                                             -------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $     0   $     9
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                  Oregon Intermediate Municipal
                                                          Bond Fund*
                                                  -----------------------------
                                                              Class A Shares
                                                            Fiscal year ended,
                                                    2005           2004
                                                   -------  ------------------
Aggregate initial sales charges on Fund share
  sales.......................................... $17,407        $18,602
Initial sales charges retained by CMD............ $ 2,191        $ 2,240
Aggregate contingent deferred sales charges
  (CDSC) On Fund redemptions retained by CMD..... $     0        $     0

                                                        Class B Shares
                                                      Fiscal year ended,
                                                  -----------------------------
                                                    2005           2004
                                                   -------  ------------------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................ $ 1,561        $ 9,564

                                                        Class C Shares
                                                      Fiscal year ended,
                                                  -----------------------------
                                                    2005           2004
                                                   -------  ------------------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................ $   222        $   685

                                                        Class D Shares
                                                      Fiscal year ended,
                                                  -----------------------------
                                                    2005            2004
                                                   -------  ------------------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................ $     0        $   119
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                  Conservative High Yield Fund*
                                                          Class A Shares
                                                        Fiscal year ended,
                                                  -----------------------------
                                                    2005           2004
                                                  --------       --------
Aggregate initial sales charges on Fund share
  sales.......................................... $248,195       $790,974
Initial sales charges retained by CMD............ $ 32,709       $ 96,270
Aggregate contingent deferred sales charges
  (CDSC) On Fund redemptions retained by CMD..... $ 23,132       $ 66,541

                                                          Class B Shares
                                                        Fiscal year ended,
                                                  -----------------------------
                                                    2005           2004
                                                  --------       --------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................ $325,296       $297,129

                                                          Class C Shares
                                                        Fiscal year ended,
                                                  -----------------------------
                                                    2005           2004
                                                  --------       --------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................ $  5,183       $ 32,727

                                                               Class D Shares
                                                             Fiscal year ended,
                                                             ------------------
                                                               2005     2004
                                                              ------   -------
Aggregate CDSC on Fund redemptions retained by CMD.......... $1,389   $39,786
--------
* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

      The Advisor and CMS are wholly owned subsidiaries of Columbia Management Group, LLC. CMD is a wholly owned subsidiary of the Advisor. Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

                            PORTFOLIO TRANSACTIONS

      Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided;
(ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and
(vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund's shares.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

      The Advisor may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

      The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

      Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:

Fund                                              2005       2004      2003*
----                                           ---------- ---------- ----------
Mid Cap Growth Fund........................... $2,899,948 $4,568,079 $2,792,191
Small Cap Growth Fund I....................... $2,830,330 $4,182,561 $2,274,813
Real Estate Equity Fund....................... $  999,372 $1,006,065 $1,359,961
Balanced Fund................................. $  747,893 $1,984,251 $1,432,505
Technology Fund............................... $  923,686 $1,103,735 $  528,962
Strategic Investor Fund....................... $1,779,252 $1,457,139 $  950,489
Oregon Intermediate Municipal Bond Fund....... $    1,254 $        0 $        0
--------
* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.

      No agency brokerage commissions were paid by the Conservative High Yield Fund, d during the last three years. No agency brokerage commissions were paid by the Oregon Intermediate Municipal Bond Fund during 2003 or 2004. Of the commissions paid in 2005, the Mid Cap Growth Fund paid $160,092, the Small Cap Growth Fund I paid $172,412, the Balanced Fund paid $191,521, the Real Estate Fund paid $42,050, the Strategic Investor Fund paid $105,758, and the Technology Fund paid $28,844 to acquire third-party research or products.

      At August 31, 2005, the Funds held securities of their regular brokers or dealers as set forth below:

Fund                                             Broker/Dealer         Value
----                                        ------------------------ ----------
Mid Cap Growth Fund........................ NONE
Small Cap Growth Fund I.................... NONE
Real Estate Equity Fund.................... NONE
Technology Fund............................ NONE
Strategic Investor Fund.................... MORGAN STANLEY           $3,433,725
Balanced Fund.............................. MORGAN STANLEY           $1,772,421
                                            MERRILL LYNCH & CO INC   $  992,090
                                            LEHMAN BROTHERS HOLDINGS $  795,736
Oregon Intermediate Municipal Bond Fund.... NONE
Conservative High Yield Fund............... NONE

      Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Fleet Institutional Trading, an affiliated broker-dealer of the Advisor that was disbanded in 2004, to execute purchase and sale orders. During 2004 and 2005, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor, to execute purchase and sale orders. During 2005, the Funds periodically used Bank of America Securities, an affiliated broker dealer of the Advisor, to execute purchase and sale orders.

      The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal year 2004 is as follows:

           Fund                                                2004
           ----                                               ------
           Balanced Fund..................................... $    0
           Strategic Investor Fund........................... $5,125

      The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:

           Fund                                                2004
           ----                                               -------
           Small Cap Growth Fund I........................... $ 1,365
           Mid Cap Growth Fund............................... $ 9,785
           Growth Fund....................................... $25,250
           Strategic Investor Fund........................... $ 1,500

      The Funds paid no brokerage commissions to W.R. Hambrecht or Bank of America Securities in fiscal year 2005.

      For all years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

      Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

      Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings ("IPOs and "SPOs," jointly "POs") are made pursuant to Guidelines (the "Guidelines") established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

      The Advisor, CMD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor's other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

      The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

                      CAPITAL STOCK AND OTHER SECURITIES

   Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

Fund                                               Date
----                                               ----
Mid Cap Growth Fund                                1985
Small Cap Growth Fund I                            1996
Real Estate Fund                                   1994
Technology Fund                                    2000
Strategic Investor Fund                            2000
Balanced Fund                                      1991
Oregon Intermediate Municipal Bond Fund            1984
Conservative High Yield Fund                       1993

      Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the "Plan") adopted by the Directors in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Directors of each Fund and to the extent permitted by the 1940 Act and each Fund's articles of incorporation and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

      Except as indicated in Appendix I, Class G shares of a Fund automatically convert into Class T shares of the same Fund after eight years. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class A, B, C and D shares.

      Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 12 months after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

                          DISTRIBUTION AND SERVICING

Rule 12b-1 Distribution Plan

      The Directors have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the Funds' Class A, B, C, D and G shares. Under the 12b-1 Plan, each Fund pays CMD a monthly service fee at an annual rate of up to 0.25% of the Fund's net assets attributed to Class A, B, C and D shares. Each Fund (other than Small Cap Growth Fund I) may also pay CMD monthly a distribution fee at an annual rate of 0.10% of the Fund's daily net assets attributed to Class A shares, and each Fund may pay up to 0.75% of the Fund's average daily net assets attributable to Class B, C and D shares. The Funds' Board of Directors currently limits payments under the 12b-1 Plan for Class A shares (for all Funds other than Small Cap Growth Fund I) to 0.25% annually. Also under the 12b-1 Plan, the Mid Cap Growth Fund pays CMD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Mid Cap Growth Fund also pays CMD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares.

      For the Oregon Intermediate Municipal Bond Fund, CMD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C's and Class D's average daily net assets. For the High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C's and Class D's average daily net assets.

      The monthly service and distribution fees shall be used by CMD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to:
(a) direct out-of-pocket promotional expenses incurred by CMD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Funds' shares beneficially owned by customers for whom the Service Organization is the shareholder of record;
(e) the direct and indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

      Shareholder Liaison Services may include the following services provided by FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and
(c) providing a service to invest the assets of customers in Class G shares.

      CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CMD's expenses, CMD may realize a profit from the fees. The 12b-1 Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

      At this time, the total Class G service and distribution fees have been limited to 0.95% for the Mid Cap Growth Fund. These limitations may be modified or terminated by the Board of Directors at any time.

Shareholder Services Plan

      The Board of Directors has approved a Shareholder Services Plan (the "Services Plan") for Class T shares of the Mid Cap Growth Fund. Under the Services Plan, the Fund may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund's net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

Terms of the 12b-1 and Services Plan

      CMD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds' assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds' shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Directors, including the Directors who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements ("Independent Directors"), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Directors in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Directors or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Directors who are not interested persons of the Funds is effected by such Independent Directors.

      The Funds' 12b-1 Plan monthly service and distribution fees paid to CMD for the period ended August 31, 2005 were:

                                                    Service Fee                              Distribution Fee
                                     ------------------------------------------ ------------------------------------------
                                     Class A  Class B  Class C Class D  Class G Class T Class B  Class C  Class D  Class G
                                     -------- -------- ------- -------- ------- ------- -------- -------- -------- -------
Mid Cap Growth Fund................. $ 13,048 $ 14,125 $ 1,437 $  1,352 $2,097  $81,615 $ 42,645 $  4,311 $  4,056 $4,544
Real Estate Equity Fund............. $101,868 $ 33,671 $ 9,501 $ 10,808     --       -- $101,012 $ 28,504 $ 32,425     --
Technology Fund..................... $ 18,799 $  6,914 $ 2,942 $     57     --       -- $ 20,743 $  8,827 $    170     --
Strategic Investor Fund............. $343,456 $ 91,846 $72,390 $  1,581     --       -- $275,539 $217,429 $  4,742     --
Balanced Fund....................... $  7,273 $ 19,163 $ 2,117 $    817     --       -- $ 57,490 $  6,350 $  2,452     --
Oregon Intermediate Municipal Bond
  Fund.............................. $  9,969 $  3,077 $ 1,100 $  1,958     --       -- $  9,231 $  1,760 $  3,133     --
Conservative High Yield Fund........ $838,170 $246,059 $52,818 $181,041     --       -- $738,175 $158,454 $543,124     --

      Sales-related expenses of CMD relating to the Funds were:

Mid Cap Growth Fund

                                                                Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares Class G Shares Class T Shares
                                    -------------- -------------- -------------- -------------- -------------- --------------
Fees to FSFs.......................    $14,267        $33,196         $4,832         $6,127         $2,590        $81,460
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing and other
  promotion expenses)..............    $ 2,172        $ 1,363         $  342         $   39         $   83        $ 1,111
Allocated travel, entertainment
  and other expenses...............    $ 3,976        $ 1,998         $  502         $   58         $  121        $ 1,628

Real Estate Equity Fund

                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $114,842       $90,505        $41,937        $39,194
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing and other
  promotion expenses)..............    $ 24,976       $ 3,229        $ 3,106        $   283
Allocated travel, entertainment
  and other expenses...............    $ 36,609       $ 4,733        $ 4,552        $   414

Technology Fund
                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $ 68,091       $31,041        $19,534        $   211
Allocated cost of sales material
  relating to the Fund (including
  printing, mailing and other
  promotion expenses)..............    $ 13,645       $ 1,321        $ 1,999        $     4
Allocated travel, entertainment
  and other expenses...............    $ 20,001       $ 1,937        $ 2,931        $     6

Strategic Investor Fund

                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $368,346       $718,320       $321,611       $  6,271
Allocated cost of sales material
  relating to the Fund (including
  printing,mailing and other
  promotionexpenses)...............    $ 76,868       $ 24,532       $ 25,682       $     27
Allocated travel, entertainment
  and other expenses...............    $112,672       $ 35,959       $ 37,644       $     39

Balanced Fund

                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $  7,366       $ 37,948       $  7,899       $  3,282
Allocated cost of sales material
  relating to the Fund (including
  printing,mailing and other
  promotionexpenses)...............    $  1,218       $  1,410       $    401       $      9
Allocated travel, entertainment
  and other expenses...............    $  1,785       $  2,066       $    588       $     13

Oregon Intermediate Municipal Bond Fund

                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $  9,973       $  6,479       $  4,814       $  5,585
Allocated cost of sales material
  relating to the Fund (including
  printing,mailing and other
  promotion expenses)..............    $    991       $    132       $    489       $     12
Allocated travel, entertainment
  and other expenses...............    $  1,452       $    193       $    717       $     18

Conservative High Yield Fund

                                                 Fiscal Year Ended August 31, 2005
                                    -----------------------------------------------------------
                                    Class A Shares Class B Shares Class C Shares Class D Shares
                                    -------------- -------------- -------------- --------------
Fees to FSFs.......................    $947,336       $359,250       $142,030       $566,742
Allocated cost of sales material
  relating to the Fund (including
  printing,mailing and other
  promotion expenses)..............    $168,060       $  8,562       $  7,185       $  3,426
Allocated travel, entertainment
  and other expenses...............    $246,338       $ 12,550       $ 10,532       $  5,021

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases and Redemptions

      A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

      Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange ("Exchange") on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of each Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

      Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.

      CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

      Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CMS for deposit to their account.

      In addition to the commissions specified in a Fund's prospectus and this Statement of Additional Information, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

      Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

      In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

      In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

      CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
ADP Clearing
Advest
AEGON/Transamerica
AG Edwards
AIG Companies
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
AXA Advisors
Bank of America
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
Bysis Retirement
C N A Trust
Ceridian Retirement
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
First Union Bank of NC
Financial Data Services
Fleet Boston Financial
Franklin Templeton
Freeman Welwood
Gem Group

Great West Life
Hartford Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
Northeast Retirement Services
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities

Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
Unified Trust
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

Special Purchase Programs/Investor Services

      The following special purchase programs/investor services may be changed or eliminated at any time.

      Automatic Investment Plan. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts ("IRAs")) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

      Automated Dollar Cost Averaging. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

      Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

      An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

      You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

      Tax-Sheltered Retirement Plans. CMD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CMD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

      Participants in non-CMD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CMS. Participants in CMD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CMD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.

      Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

      Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.

      Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

      Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

Programs for Reducing or Eliminating Sales Charges

      Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

1.  the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

      CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

      Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

      During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

      If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price.

      If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

      Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSF's (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds

    NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

    Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

    Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

    Banks, trust companies and thrift institutions, acting as fiduciaries.

2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

    Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

    Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
    (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

    (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and
    (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with

    CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
    (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
    (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
    Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program th at has signed an agreement with Columbia Funds or CMD.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
    (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
    Section 401 or 457 of the tax code.

11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
    Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How To Sell Shares

      Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

      To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CMS for more information at 1-800-345-6611.

      FSFs must receive requests before the time at which a Fund's shares are valued to receive that day's price. FSFs are responsible for furnishing all necessary documentation to CMS and may charge for this service.

      Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

      A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

      A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

      SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

      A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

      The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.

      Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

      Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.

      Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Distributions

      Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CMS is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

      Shares of Funds that pay daily dividends (Oregon Intermediate Municipal Bond Fund, and Conservative High Yield Fund) will be earned starting the day after the Fund receives payments for the shares.

How To Exchange Shares

      Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CMD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class
T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CMS before requesting an exchange.

      By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other funds are available from the CMD Literature Department by calling 1-800-426-3750.

      A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

      Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

      An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

      The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

Pricing of Shares

      The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Directors.

      Temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

      The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

                                   CUSTODIAN

      State Street Bank & Trust Company (the "Custodian"), 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900 acts as the Funds' general custodian, for both domestic and foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 is the Fund's independent registered public accounting firm, providing audit and tax return review services and assistance and consultation, in connection with the review of various Securities and Exchange Commission filings. The annual financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                     TAXES

Federal Income Taxes

      Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company. If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders.

      To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

      (a) derive at least 90 percent of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90 Percent Test"); and

      (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest (net of expenses attributable to such interest), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

      If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      Special Aspects of 90 Percent Test with Respect to Foreign Currency. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      Oregon Intermediate Municipal Bond Fund. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Intermediate Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Intermediate Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

      Distributions properly designated by the Oregon Intermediate Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Intermediate Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

      Any capital loss realized upon the redemption of shares of the Oregon Intermediate Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

      Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described below, as a result of 2003 legislation, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

      A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Intermediate Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

      Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

      In some cases, exempt-interest dividends paid by the Oregon Intermediate Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

      Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Intermediate Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

      "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Intermediate Municipal Bond Fund's portfolios will be made by the Oregon Intermediate Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Intermediate Municipal Bond Fund.

      At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Intermediate Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Intermediate Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

      If the Oregon Intermediate Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

      Shares of the Oregon Intermediate Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

      From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Intermediate Municipal Bond Fund and the value of portfolio securities held by the the Fund would be affected.

      Hedging transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund's book income exceeds its taxable income (or, with respect to a tax-exempt Fund, its tax-exempt income), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Other Funds. Shareholders of Funds other than the Oregon Intermediate Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Strategic Investor Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. However, distributions from the Conservative High Yield Fund are unlikely to so qualify because the income of this Fund consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

      General Considerations. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning on or before December 31, 2008.

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

      A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Intermediate Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

      Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the federal AMT.

      Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

      Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

      A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes

      The Mid Cap Growth Fund, the Small Cap Growth Fund I, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the Conservative High Yield Fund may invest in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

      Investment in Passive Foreign Investment Companies. Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the Fund may be able to elect to treat a PFIC as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Investments in Real Estate Investment Trusts

      Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

      The Real Estate Fund, and to a lesser extent certain other Funds (see "INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND"), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

State Income Taxes

      Funds That Invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

      Oregon Intermediate Municipal Bond Fund. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Intermediate Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Intermediate Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

      Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Intermediate Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Intermediate Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

      The Oregon Intermediate Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

General Information

      Capital gains distributed to shareholders of the Oregon Intermediate Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

      Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss under Section 165 of the Code with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

                             SHAREHOLDER MEETINGS

      The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Funds have voluntarily undertaken to hold a shareholder meeting at which the Board of Directors would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Funds' By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Directors may fill any vacancies in the Board of Directors except that the Directors may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Directors then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Directors then in office have been elected to such office by the shareholders, the Directors must call a meeting of shareholders. Directors may be removed from office by a written consent signed by a majority of the outstanding shares of the Funds or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Directors shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Directors, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other Funds in the Fund Complex that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                             FINANCIAL STATEMENTS

      The Funds' most recent Annual and Semi-Annual Report to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in
     Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

         . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

         . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

               . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

      However, CMA generally will WITHHOLD votes from pertinent director nominees if:

        (i) the board as proposed to be constituted would have more than one-third of its members from management;

        (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

        (iv)  a director serves on more than six public company boards;

        (v) the CEO serves on more than two public company boards other than the company's board.

      On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

        .   Established governance standards and guidelines.

        . Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

        . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

        . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

        . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

        . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.

  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

         .   Credible reason exists to question:

               . The auditor's independence, as determined by applicable regulatory requirements.

               . The accuracy or reliability of the auditor's opinion as to the company's financial position.

         . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure

  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

  .   Are interested directors and sit on the audit or nominating committee; or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers

  .   Market in which fund invests

  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

  .   Past shareholder activism, board activity and votes on related proposals

  .   Strategy of the incumbents versus the dissidents

  .   Independence of incumbent directors; director nominees

  .   Experience and skills of director nominees

  .   Governance profile of the company

  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund

  .   Market in which the fund invests

  .   Measures taken by the board to address the discount

  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules

  .   Fund category/investment objective

  .   Performance benchmarks

  .   Share price performance as compared with peers

  .   Resulting fees relative to peers

  .   Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose

  .   Possible dilution for common shares

  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness

  .   Regulatory developments

  .   Current and potential returns

  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

  .   Fund's target investments

  .   Reasons given by the fund for the change

  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market

  .   Consolidation in the target market

  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness

  .   Current and potential returns

  .   Risk of concentration

  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company

  .   Past performance of the fund

  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal

  .   The efficiencies that could result

  .   The state of incorporation; net effect on shareholder rights

  .   Regulatory standards and implications

CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:

        .   Change, without shareholder approval the domicile of the fund

        . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states

  .   Required fundamental policies of both states

  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives

  .   The proposed distributor's reputation and past performance

  .   The competitiveness of the fund in the industry

  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure

  .   Performance of both funds

  .   Continuity of management personnel

  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV

  .   The fund's history of shareholder relations

  .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

          4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

          6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

  . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

  . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

  . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

      . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                                  APPENDIX II

Information Applicable to Certain Class G Shareholders

      Except as set forth below, Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

      The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                     % Deducted When
            Holding Period After Purchase            Shares are Sold
            -----------------------------            ---------------
            Through first year......................      5.00
            Through second year.....................      4.00
            Through third year......................      3.00
            Through fourth year.....................      3.00
            Through fifth year......................      2.00
            Through sixth year......................      1.00
            Longer than six years...................      None

      Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

      Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

      The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                     % Deducted When
            Holding Period After Purchase            Shares are Sold
            -----------------------------            ---------------
            Through first year......................      5.50
            Through second year.....................      5.00
            Through third year......................      4.00
            Through fourth year.....................      3.00
            Through fifth year......................      2.00
            Through sixth year......................      1.00
            Through the seventh year................      None
            Longer than seven years.................      None

      If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

                  Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
February 28, 2006 (unaudited)

                                   ColumbiaStrategic    Columbia Young               Columbia Strategic
                                        Investor           Investor       Pro-Forma       Investor
                                     Acquiring Fund     Acquired Fund    Adjustments Pro-Forma Combined
                          % of Net ------------------ ------------------ ----------- ------------------
                           Assets  Shares  Value ($)  Shares  Value ($)   Value ($)  Shares  Value ($)
                          -------- ------- ---------- ------- ---------- ----------- ------- ----------
Common Stocks............   89.7%
CONSUMER
  DISCRETIONARY..........    8.6%
Auto Components..........    0.2%
   Nokian Renkaat
     Oyj.................           70,000  1,114,048  80,000  1,273,198             150,000  2,387,246
                                           ----------         ----------                     ----------
       Auto
         Components
         Total...........                   1,114,048          1,273,198                      2,387,246
                                           ----------         ----------                     ----------
Hotels, Restaurants
  & Leisure..............    1.4%
   Fairmont Hotels
     & Resorts, Inc......           30,000  1,329,600      --         --              30,000  1,329,600
   McDonald's Corp.......               --         --  50,000  1,745,500              50,000  1,745,500
   Starbucks Corp........               --         -- 200,000  7,264,000             200,000  7,264,000
   Yum! Brands, Inc......           20,000    954,000 130,000  6,201,000             150,000  7,155,000
                                           ----------         ----------                     ----------
       Hotels,
         Restaurants
         & Leisure
         Total...........                   2,283,600         15,210,500                     17,494,100
                                           ----------         ----------                     ----------
Household Durables.......    0.1%
   Makita Corp., ADR.....           62,000  1,797,008      --         --              62,000  1,797,008
                                           ----------         ----------                     ----------
       Household
         Durables
         Total...........                   1,797,008                 --                      1,797,008
                                           ----------         ----------                     ----------
Internet & Catalog
  Retail.................    0.1%

     IAC/InterActiveCorp
     (a).................           28,750    840,650      --         --              28,750    840,650
                                           ----------         ----------                     ----------
       Internet &
         Catalog
         Retail
         Total...........                     840,650                 --                        840,650
                                           ----------         ----------                     ----------
Media....................    2.2%
   Cablevision
     Systems Corp.
     (a).................           50,000  1,312,500  92,000  2,415,000             142,000  3,727,500
   CBS Corp., Class
     B...................               --         --  20,000    489,200              20,000    489,200
   Comcast Corp.,
     Class A (a).........          102,500  2,741,875 190,000  5,082,500             292,500  7,824,375
   Entravision
     Communications
     Corp., Class A
     (a).................           75,000    557,250      --         --              75,000    557,250
   Grupo Televisa SA.....               --         --  14,200  1,114,132              14,200  1,114,132
   Liberty Media
     Corp., Class A
     (a).................          100,000    824,000      --         --             100,000    824,000
   Media General,
     Inc., Class A.......           30,000  1,503,000      --         --              30,000  1,503,000
   News Corp.,
     Class A.............           75,000  1,221,000 170,000  2,915,500             245,000  4,136,500
   Time Warner, Inc......          157,500  2,726,325 230,000  3,981,300             387,500  6,707,625
   Viacom, Inc.,
     Class B (a).........               --         --  20,000    799,200              20,000    799,200
                                           ----------         ----------                     ----------
       Media Total.......                  10,885,950         16,796,832                     27,682,782
                                           ----------         ----------                     ----------
Multiline Retail.........    1.4%
   Federated
     Department
     Stores, Inc.........           19,468  1,383,007  25,000  1,776,000              44,468  3,159,007
   Kohl's Corp. (a)......           57,500  2,766,325 115,000  5,532,650             172,500  8,298,975
   Saks, Inc. (a)........           75,000  1,417,500      --         --              75,000  1,417,500
   Stockmann Oyj
     Abp, Class B........           75,000  2,949,255  60,000  2,359,403             135,000  5,308,658
                                           ----------         ----------                     ----------
       Multiline
         Retail
         Total...........                   8,516,087          9,668,053                     18,184,140
                                           ----------         ----------                     ----------
Specialty Retail.........    2.2%
   Barnes & Nobles,
     Inc.................               --         -- 110,000  4,737,700             110,000  4,737,700
   Bed Bath &
     Beyond, Inc.
     (a).................           49,000  1,765,960  90,000  3,243,600             139,000  5,009,560
   CarMax, Inc. (a)......           20,000    628,400      --         --              20,000    628,400
   Gap, Inc..............          110,000  2,039,400 190,000  3,522,600             300,000  5,562,000
   Home Depot, Inc.......                             175,000  7,376,250             175,000  7,376,250
   TJX Companies,
     Inc.................           59,000  1,444,910 108,000  2,644,920             167,000  4,089,830
                                           ----------         ----------                     ----------
       Specialty
         Retail
         Total...........                   5,878,670         21,525,070                     27,403,740
                                           ----------         ----------                     ----------
Textiles, Apparel &
  Luxury Goods...........    1.0%

                                     ColumbiaStrategic    Columbia Young               Columbia Strategic
                                          Investor           Investor       Pro-Forma       Investor
                                       Acquiring Fund     Acquired Fund    Adjustments Pro-Forma Combined
                            % of Net ------------------ ------------------ ----------- -------------------
                             Assets  Shares  Value ($)  Shares  Value ($)   Value ($)  Shares   Value ($)
                            -------- ------- ---------- ------- ---------- ----------- ------- -----------
   NIKE, Inc.,
     Class B...............           48,000  4,165,440  89,000  7,723,420             137,000  11,888,860
                                             ----------         ----------                     -----------
       Textiles,
         Apparel &
         Luxury
         Goods
         Total.............                   4,165,440          7,723,420                      11,888,860
                                             ----------         ----------                     -----------
       CONSUMER
         DISCRETIONARY
         TOTAL.............                  35,481,453         72,197,073                     107,678,526
                                             ----------         ----------                     -----------
CONSUMER STAPLES...........   8.5%
Beverages..................   1.7%
   Anheuser-Busch
     Companies, Inc........           37,500  1,557,750      --         --              37,500   1,557,750
   Coca-Cola Co............          114,000  4,784,580 240,000 10,072,800             354,000  14,857,380
   Coca-Cola
     Enterprises,
     Inc...................           30,000    589,500      --         --              30,000     589,500
   Constellation
     Brands, Inc.,
     Class A (a)...........           10,000    263,400      --         --              10,000     263,400
   PepsiCo, Inc............               --         --  71,032  4,198,721              71,032   4,198,721
                                             ----------         ----------                     -----------
       Beverages
         Total.............                   7,195,230         14,271,521                      21,466,751
                                             ----------         ----------                     -----------
Food & Staples
  Retailing................   2.5%
   Kroger Co. (a)..........           67,500  1,352,700      --         --              67,500   1,352,700
   United Natural
     Foods, Inc. (a).......           40,000  1,330,400  95,000  3,159,700             135,000   4,490,100
   Wal-Mart Stores,
     Inc...................          127,500  5,783,400 235,000 10,659,600             362,500  16,443,000
   Walgreen Co.............           62,500  2,803,750 125,000  5,607,500             187,500   8,411,250
                                             ----------         ----------                     -----------
       Food &
         Staples
         Retailing
         Total.............                  11,270,250         19,426,800                      30,697,050
                                             ----------         ----------                     -----------
Food Products..............   2.7%
   ConAgra Foods,
     Inc...................           47,000    988,410  86,000  1,808,580             133,000   2,796,990
   Delta & Pine
     Land Co...............           50,000  1,265,500      --         --              50,000   1,265,500
   General Mills,
     Inc...................           32,500  1,600,625      --         --              32,500   1,600,625
   Nestle SA,
     Registered
     Shares................           12,000  3,526,995  22,000  6,466,157              34,000   9,993,152
   Unilever NV, NY
     Shares................           47,500  3,305,525  60,000  4,175,400             107,500   7,480,925
   Wrigley (Wm.)
     Jr. Co................           58,000  3,685,320 107,000  6,798,780             165,000  10,484,100
                                             ----------         ----------                     -----------
       Food
         Products
         Total.............                  14,372,375         19,248,917                      33,621,292
                                             ----------         ----------                     -----------
Household Products.........   1.0%
   Colgate-Palmolive Co....               --         -- 100,000  5,448,000             100,000   5,448,000
   Procter & Gamble
     Co....................               --         -- 115,000  6,891,950             115,000   6,891,950
                                             ----------         ----------                     -----------
       Household
         Products
         Total.............                          --         12,339,950                      12,339,950
                                             ----------         ----------                     -----------
Personal Products..........   0.2%
   Avon Products,
     Inc...................           36,000  1,038,600  66,000  1,904,100             102,000   2,942,700
                                             ----------         ----------                     -----------
       Personal
         Products
         Total.............                   1,038,600          1,904,100                       2,942,700
                                             ----------         ----------                     -----------
Tobacco....................   0.4%
   Altria Group,
     Inc...................           62,500  4,493,750      --         --              62,500   4,493,750
                                             ----------         ----------                     -----------
       Tobacco Total.......                   4,493,750                 --                       4,493,750
                                             ----------         ----------                     -----------
       CONSUMER
         STAPLES
         TOTAL.............                  38,370,205         67,191,288                     105,561,493
                                             ----------         ----------                     -----------
ENERGY.....................   9.4%
Energy Equipment &
  Services.................   3.6%
   Cooper Cameron
     Corp. (a).............           35,000  1,417,500  75,000  3,037,500             110,000   4,455,000
   Core
     Laboratories
     NV (a)................           20,000    917,000      --         --              20,000     917,000
   Dril-Quip, Inc.
     (a)...................           26,000  1,320,800  47,000  2,387,600              73,000   3,708,400
   GlobalSantaFe
     Corp..................           20,000  1,106,800      --         --              20,000   1,106,800
   Input/Output,
     Inc. (a)..............          100,000    756,000      --         --             100,000     756,000
   National-Oilwell
     Varco, Inc. (a).......           10,000    608,800      --         --              10,000     608,800
   Schlumberger Ltd........           57,500  6,612,500 110,900 12,753,500             168,400  19,366,000
   TGS Nopec
     Geophysical
     Co., ASA (a)..........           17,000    963,271  31,000  1,756,552              48,000   2,719,823
   Transocean, Inc.
     (a)...................           67,500  5,007,150  35,000  2,596,300             102,500   7,603,450

                                   ColumbiaStrategic    Columbia Young               Columbia Strategic
                                        Investor           Investor       Pro-Forma       Investor
                                     Acquiring Fund     Acquired Fund    Adjustments Pro-Forma Combined
                          % of Net ------------------ ------------------ ----------- -------------------
                           Assets  Shares  Value ($)  Shares  Value ($)   Value ($)  Shares   Value ($)
                          -------- ------- ---------- ------- ---------- ----------- ------- -----------
   Veritas DGC, Inc......               --         --  90,000  3,791,700              90,000   3,791,700
                                           ----------         ----------                     -----------
       Energy
         Equipment
         & Services
         Total...........                  18,709,821         26,323,152                      45,032,973
                                           ----------         ----------                     -----------
Oil, Gas &
  Consumable Fuels.......    5.8%
   Amerada Hess
     Corp................               --         --  60,000  8,298,600              60,000   8,298,600
   Apache Corp...........           20,000  1,338,400      --         --              20,000   1,338,400
   BP PLC, ADR...........           32,500  2,158,650  75,000  4,981,500             107,500   7,140,150
   Chevron Corp..........           48,000  2,711,040  89,000  5,026,720             137,000   7,737,760
   ConocoPhillips........           50,000  3,048,000 118,600  7,229,856             168,600  10,277,856
   Exxon Mobil Corp......          113,500  6,738,495 320,000 18,998,399             433,500  25,736,894
   McMoRan
     Exploration
     Co. (a).............           62,500  1,105,625      --         --              62,500   1,105,625
   Newfield
     Exploration
     Co. (a).............           77,500  2,995,375 175,000  6,763,750             252,500   9,759,125
   Plains
     Exploration &
     Production Co.
     (a).................           25,000  1,018,750                 --              25,000   1,018,750
                                           ----------         ----------                     -----------
       Oil, Gas &
         Consumable
         Fuels Total.....                  21,114,335         51,298,825                      72,413,160
                                           ----------         ----------                     -----------
       ENERGY TOTAL......                  39,824,156         77,621,977                     117,446,133
                                           ----------         ----------                     -----------
FINANCIALS...............   17.7%
Capital Markets..........    3.2%
   Ameriprise
     Financial, Inc......           50,000  2,274,000  50,000  2,274,000             100,000   4,548,000
   Bank of New York
     Co., Inc............           30,000  1,027,200  83,517  2,859,622             113,517   3,886,822
   Charles Schwab
     Corp................           97,500  1,580,475      --         --              97,500   1,580,475
   Deutsche Bank
     AG, Registered
     Shares..............            4,000    443,000   7,000    775,250              11,000   1,218,250
   Federated
     Investors, Inc......               --         --  50,000  1,944,500              50,000   1,944,500
   Lazard Ltd.,
     Class A.............           67,500  2,597,400  40,000  1,539,200             107,500   4,136,600
   Merrill Lynch &
     Co., Inc............               --         --  75,383  5,820,321              75,383   5,820,321
   Morgan Stanley........           67,500  4,027,050 110,000  6,562,600             177,500  10,589,650
   Nomura Holdings,
     Inc., ADR...........          110,000  2,121,900 230,000  4,436,700             340,000   6,558,600
                                           ----------         ----------                     -----------
       Capital
         Markets
         Total...........                  14,071,025         26,212,193                      40,283,218
                                           ----------         ----------                     -----------
Commercial Banks.........    6.5%
   Allied Irish
     Banks PLC, ADR......           30,000  1,434,000      --         --              30,000   1,434,000
   City National
     Corp/Beverly
     Hills CA............               --         --  55,400  4,208,184              55,400   4,208,184
   HSBC Holdings
     PLC, ADR............           43,500  3,727,515  90,000  7,712,100             133,500  11,439,615
   ICICI Bank Ltd.,
     ADR.................           79,500  2,441,445 146,000  4,483,660             225,500   6,925,105
   Mitsubishi UFJ
     Financial
     Group, Inc.,
     ADR.................          300,000  4,470,000     600  9,180,568             300,600  13,650,568
   Mizuho Financial
     Group, Inc..........              800  6,372,566   1,500 11,948,561               2,300  18,321,127
   Raiffeisen
     International
     Bank Holding
     AG (a)..............           24,000  2,001,688  45,000  3,753,165              69,000   5,754,853
   SunTrust Banks,
     Inc.................           22,500  1,628,325      --         --              22,500   1,628,325
   U.S. Bancorp..........           75,000  2,318,250 160,000  4,945,600             235,000   7,263,850
   Wachovia Corp.........               --         --  80,000  4,485,600              80,000   4,485,600
   Wells Fargo & Co......               --         --  99,831  6,409,150              99,831   6,409,150
                                           ----------         ----------                     -----------
       Commercial
         Banks
         Total...........                  24,393,789         57,126,588                      81,520,377
                                           ----------         ----------                     -----------
Consumer Finance.........    1.4%
   American Express
     Co..................               --         -- 140,000  7,543,200             140,000   7,543,200
   SLM Corp..............           54,000  3,046,140 129,000  7,276,890             183,000  10,323,030
                                           ----------         ----------                     -----------
       Consumer
         Finance
         Total...........                   3,046,140         14,820,090                      17,866,230
                                           ----------         ----------                     -----------
Diversified
  Financial Services.....    2.5%
   Asset Acceptance
     Capital Corp.
     (a).................           70,000  1,399,300 127,000  2,538,730             197,000   3,938,030
   Citigroup, Inc........           75,000  3,477,750 250,000 11,592,500             325,000  15,070,250
   JPMorgan Chase &
     Co..................          120,200  4,945,028 180,000  7,405,200             300,200  12,350,228
                                           ----------         ----------                     -----------
       Diversified
         Financial
         Services
         Total...........                   9,822,078         21,536,430                      31,358,508
                                           ----------         ----------                     -----------
Insurance................    3.9%

                                     ColumbiaStrategic    Columbia Young                Columbia Strategic
                                          Investor           Investor        Pro-Forma       Investor
                                       Acquiring Fund      Acquired Fund    Adjustments Pro-Forma Combined
                            % of Net ------------------ ------------------- ----------- -------------------
                             Assets  Shares  Value ($)  Shares   Value ($)   Value ($)  Shares   Value ($)
                            -------- ------- ---------- ------- ----------- ----------- ------- -----------
   American
     International
     Group, Inc............           50,000  3,318,000 167,291  11,101,431             217,291  14,419,431
   Arthur J.
     Gallagher & Co........           62,500  1,843,125      --          --              62,500   1,843,125
   Axis Capital
     Holdings Ltd..........           20,000    619,200      --          --              20,000     619,200
   Berkshire
     Hathaway,
     Inc., Class B
     (a)...................            1,000  2,888,000   3,200   9,241,600               4,200  12,129,600
   Hannover
     Rueckversicherung
     AG, Registered
     Shares................           75,500  2,863,085 139,000   5,271,109             214,500   8,134,194
   Lincon National
     Corp..................               --         --  60,929   3,458,939              60,929   3,458,939
   Marsh & McLennan
     Companies, Inc........           40,000  1,236,400      --          --              40,000   1,236,400
   Principal
     Financial Group.......               --         --  60,000   2,923,200              60,000   2,923,200
   St. Paul
     Travelers
     Companies, Inc........           50,005  2,149,215      --          --              50,005   2,149,215
   XL Capital Ltd.,
     Class A...............           20,000  1,351,000      --          --              20,000   1,351,000
                                             ----------         -----------                     -----------
       Insurance
         Total.............                  16,268,025          31,996,279                      48,264,304
                                             ----------         -----------                     -----------
Thrifts & Mortgage
  Finance..................    0.1%
   Freddie Mac.............           17,500  1,179,325      --          --              17,500   1,179,325
                                             ----------         -----------                     -----------
       Thrifts &
         Mortgage
         Finance
         Total.............                   1,179,325                  --                       1,179,325
                                             ----------         -----------                     -----------
       FINANCIALS
         TOTAL.............                  68,780,382         151,691,580                     220,471,962
                                             ----------         -----------                     -----------
HEALTH CARE................   14.9%
Biotechnology..............    1.9%
   Amgen, Inc. (a).........           27,500  2,075,975  93,000   7,020,570             120,500   9,096,545
   Applera
     Corp.-Applied
     Biosystems
     Group.................           92,500  2,614,975  75,000   2,120,250             167,500   4,735,225
   Biogen Idec,
     Inc. (a)..............           47,500  2,244,375  57,500   2,716,875             105,000   4,961,250
   Chiron Corp. (a)........           20,000    913,400      --          --              20,000     913,400
   Qiagen NV (a)...........          100,000  1,491,000 130,000   1,938,300             230,000   3,429,300
                                             ----------         -----------                     -----------

         Biotechnology
           Total...........                   9,339,725          13,795,995                      23,135,720
                                             ----------         -----------                     -----------
Health Care
  Equipment &
  Supplies.................    4.0%
   Adeza Biomedical
     corp. (a).............               --         -- 150,000   3,330,000             150,000   3,330,000
   Baxter
     International,
     Inc...................           87,500  3,311,875      --          --              87,500   3,311,875
   Cytyc Corp. (a).........           32,500    936,975      --          --              32,500     936,975
   DENTSPLY
     International,
     Inc...................           38,000  2,165,620  70,000   3,989,300             108,000   6,154,920
   Hospira, Inc. (a).......           97,500  3,870,750 100,000   3,970,000             197,500   7,840,750
   Medtronic, Inc..........           50,000  2,697,500 214,300  11,561,485             264,300  14,258,985
   STERIS Corp.............           30,000    743,100      --          --              30,000     743,100
   Thermo Electron
     Corp. (a).............                             145,000   5,019,900             145,000   5,019,900
   Viasys
     Healthcare,
     Inc. (a)..............           50,000  1,459,000      --          --              50,000   1,459,000
   Zimmer Holdings,
     Inc. (a)..............           34,000  2,352,120  73,000   5,050,140             107,000   7,402,260
                                             ----------         -----------                     -----------
       Health Care
         Equipment
         & Supplies
         Total.............                  17,536,940          32,920,825                      50,457,765
                                             ----------         -----------                     -----------
Health Care
  Providers &
  Services.................    3.8%
   Cardinal Health,
     Inc...................           10,000    726,000 110,000   7,986,000             120,000   8,712,000
   Community Health
     Systems, Inc.
     (a)...................           50,000  1,896,000  94,000   3,564,480             144,000   5,460,480
   Coventry Health
     Care, Inc. (a)........               --         --  70,000   4,173,400              70,000   4,173,400
   Health
     Management
     Associates,
     Inc., Class A.........           30,000    638,700      --          --              30,000     638,700
   Henry Schein,
     Inc. (a)..............           35,000  1,632,750      --          --              35,000   1,632,750
   Humana, Inc. (a)........               --         --  55,000   2,841,850              55,000   2,841,850
   IMS Health, Inc.........               --         -- 143,100   3,448,710             143,100   3,448,710
   LifePoint
     Hospitals,
     Inc. (a)..............           56,000  1,739,360 106,000   3,292,360             162,000   5,031,720
   McKesson Corp...........           56,000  3,031,280      --          --              56,000   3,031,280
   Omnicare, Inc...........           52,500  3,194,625      --          --              52,500   3,194,625
   Patterson
     Companies,
     Inc. (a)..............           73,000  2,630,920 135,000   4,865,400             208,000   7,496,320
   Quest
     Diagnostics,
     Inc...................           25,000  1,321,750      --          --              25,000   1,321,750
                                             ----------         -----------                     -----------
       Health Care
         Providers
         & Services
         Total.............                  16,811,385          30,172,200                      46,983,585
                                             ----------         -----------                     -----------
Pharmaceuticals............    5.2%

                                       ColumbiaStrategic    Columbia Young                Columbia Strategic
                                            Investor           Investor        Pro-Forma       Investor
                                         Acquiring Fund      Acquired Fund    Adjustments Pro-Forma Combined
                              % of Net ------------------ ------------------- ----------- -------------------
                               Assets  Shares  Value ($)  Shares   Value ($)   Value ($)  Shares   Value ($)
                              -------- ------- ---------- ------- ----------- ----------- ------- -----------
   Abbott
     Laboratories............           40,000  1,767,200      --          --              40,000   1,767,200
   Andrx Corp. (a)...........          100,000  1,960,000      --          --             100,000   1,960,000
   Bristol-Myers
     Squibb Co...............                             109,539   2,530,351             109,539   2,530,351
   Eli Lilly & Co............           30,000  1,668,600      --          --              30,000   1,668,600
   Gedeon Richter
     Ltd.....................           12,500  2,545,672  11,000   2,240,192              23,500   4,785,864
   Johnson & Johnson.........           76,000  4,381,400 181,670  10,473,275             257,670  14,854,675
   Novartis AG, ADR..........           30,000  1,597,500 217,993  11,608,127             247,993  13,205,627
   Novo-Nordisk
     A/S, Class B............           21,000  1,234,437  39,000   2,292,525              60,000   3,526,962
   Pfizer, Inc...............           65,700  1,720,683 350,000   9,166,500             415,700  10,887,183
   Sanofi-Aventis,
     ADR.....................           27,000  1,151,010  49,000   2,088,870              76,000   3,239,880
   Shire
     Pharmaceuticals
     Group PLC, ADR..........           20,000    951,600      --          --              20,000     951,600
   Valeant
     Pharmaceuticals
     International...........          100,000  1,782,000  60,000   1,069,200             160,000   2,851,200
   Watson
     Pharmaceuticals,
     Inc. (a)................           62,500  1,873,750      --          --              62,500   1,873,750
   Wyeth.....................           20,000    996,000      --          --              20,000     996,000
                                               ----------         -----------                     -----------

         Pharmaceuticals
           Total.............                  23,629,852          41,469,040                      65,098,892
                                               ----------         -----------                     -----------
       HEALTH CARE
         TOTAL...............                  67,317,902         118,358,060                     185,675,962
                                               ----------         -----------                     -----------
INDUSTRIALS..................   8.2%
Aerospace & Defense..........   0.6%
   United
     Technologies
     Corp....................               --         --  99,640   5,828,940              99,640   5,828,940
   Raytheon Co...............           30,000  1,302,000                  --              30,000   1,302,000
                                               ----------         -----------                     -----------
       Aerospace &
         Defense
         Total...............                   1,302,000           5,828,940                       7,130,940
                                               ----------         -----------                     -----------
Air Freight &
  Logistics..................   1.5%
   United Parcel
     Service, Inc.,
     Class B.................           48,500  3,623,435 150,000  11,206,500             198,500  14,829,935
   Yamato Transport
     Co., Ltd................          100,000  1,915,527 125,000   2,394,408             225,000   4,309,935
                                               ----------         -----------                     -----------
       Air Freight
         &
         Logistics
         Total...............                   5,538,962          13,600,908                      19,139,870
                                               ----------         -----------                     -----------
Building Products............   0.2%
   Assa Abloy AB.............               --         -- 175,000   2,969,635             175,000   2,969,635
                                               ----------         -----------                     -----------
       Building
         Products
         Total...............                          --           2,969,635                       2,969,635
                                               ----------         -----------                     -----------
Commercial
  Services &
  Supplies...................   0.6%
   Avery Dennison
     Corp....................           57,500  3,450,000      --          --              57,500   3,450,000
   R.R. Donnelley &
     Sons Co.................           62,500  2,103,750      --          --              62,500   2,103,750
   Waste
     Management,
     Inc.....................               --         --  75,237   2,502,382              75,237   2,502,382
                                               ----------         -----------                     -----------
       Commercial
         Services &
         Supplies
         Total...............                   5,553,750           2,502,382                       8,056,132
                                               ----------         -----------                     -----------
Construction &
  Engineering................   0.3%
   Foster Wheeler
     Ltd. (a)................           72,500  3,480,000      --          --              72,500   3,480,000
                                               ----------         -----------                     -----------
       Construction
         &
         Engineering
         Total...............                   3,480,000                  --                       3,480,000
                                               ----------         -----------                     -----------
Electrical Equipment.........   0.2%
   Thomas & Betts
     Corp. (a)...............           41,000  2,017,200      --          --              41,000   2,017,200
                                               ----------         -----------                     -----------
       Electrical
         Equipment
         Total...............                   2,017,200                  --                       2,017,200
                                               ----------         -----------                     -----------
Industrial
  Conglomerates..............   2.4%
   General Electric
     Co......................          173,000  5,686,510 520,000  17,092,400             693,000  22,778,910
   Siemens AG, ADR...........           22,500  2,069,550  60,000   5,518,800              82,500   7,588,350
                                               ----------         -----------                     -----------
       Industrial
         Conglomerates
         Total...............                   7,756,060          22,611,200                      30,367,260
                                               ----------         -----------                     -----------
Machinery....................   1.6%
   Caterpillar, Inc..........           50,000  3,654,000      --          --              50,000   3,654,000

                                      ColumbiaStrategic    Columbia Young               Columbia Strategic
                                           Investor           Investor       Pro-Forma       Investor
                                        Acquiring Fund     Acquired Fund    Adjustments Pro-Forma Combined
                             % of Net ------------------ ------------------ ----------- -------------------
                              Assets  Shares  Value ($)  Shares  Value ($)   Value ($)  Shares   Value ($)
                             -------- ------- ---------- ------- ---------- ----------- ------- -----------
   Deere & Co...............           25,000  1,906,750  85,000  6,482,950             110,000   8,389,700
   Eaton Corp...............           20,000  1,393,400  20,000  1,393,400              40,000   2,786,800
   Hitachi
     Construction
     Machinery Co.,
     Ltd....................          100,000  2,447,762      --         --             100,000   2,447,762
   Pall Corp................           50,000  1,471,000      --         --              50,000   1,471,000
   Timken Co................           20,000    573,600      --         --              20,000     573,600
                                              ----------         ----------                     -----------
       Machinery
         Total..............                  11,446,512          7,876,350                      19,322,862
                                              ----------         ----------                     -----------
Marine......................    0.6%

     A.P.Moller-Maersk
     A/S....................              280  2,565,969     500  4,582,087                 780   7,148,056
                                              ----------         ----------                     -----------
       Marine Total.........                   2,565,969          4,582,087                       7,148,056
                                              ----------         ----------                     -----------
Trading Companies &
  Distributors..............    0.2%
   GATX Corp................           62,500  2,481,250      --         --              62,500   2,481,250
                                              ----------         ----------                     -----------
       Trading
         Companies
         &
         Distributors
         Total..............                   2,481,250                 --                       2,481,250
                                              ----------         ----------                     -----------
       INDUSTRIALS
         TOTAL..............                  42,141,703         59,971,502                     102,113,205
                                              ----------         ----------                     -----------
INFORMATION
  TECHNOLOGY................   13.7%
Communications
  Equipment.................    2.6%
   Andrew Corp. (a).........           82,500  1,118,700      --         --              82,500   1,118,700
   Cisco Systems,
     Inc. (a)...............          137,500  2,783,000 300,000  6,072,000             437,500   8,855,000
   Corning, Inc. (a)........           67,500  1,647,675 200,000  4,882,000             267,500   6,529,675
   CSR PLC (a)..............           79,000  1,251,188 146,000  2,312,321             225,000   3,563,509
   Motorola, Inc............               --         --  65,000  1,391,000              65,000   1,391,000
   Nokia Oyj, ADR...........          100,000  1,858,000 230,000  4,273,400             330,000   6,131,400
   Packeteer, Inc.
     (a)....................          100,000  1,196,000      --         --             100,000   1,196,000
   QUALCOMM, Inc............           20,000    944,200  50,000  2,360,500              70,000   3,304,700
   Tellabs, Inc. (a)........           50,000    734,500      --         --              50,000     734,500
                                              ----------         ----------                     -----------

         Communications
         Equipment
         Total..............                  11,533,263         21,291,221                      32,824,484
                                              ----------         ----------                     -----------
Computers &
  Peripherals...............    2.1%
   Dell, Inc. (a)...........           70,000  2,030,000 128,000  3,712,000             198,000   5,742,000
   Electronics for
     Imaging, Inc.
     (a)....................           72,500  1,944,450      --         --              72,500   1,944,450
   Hewlett-Packard
     Co.....................           87,500  2,870,875 100,000  3,281,000             187,500   6,151,875
   International
     Business
     Machines Corp..........           20,000  1,604,800  44,062  3,535,535              64,062   5,140,335
   Palm, Inc. (a)...........           50,000  2,065,000 104,000  4,295,200             154,000   6,360,200
   Quantum Corp. (a)........           75,000    267,750      --         --              75,000     267,750
                                              ----------         ----------                     -----------
       Computers &
         Peripherals
         Total..............                  10,782,875         14,823,735                      25,606,610
                                              ----------         ----------                     -----------
Electronic
  Equipment &
  Instruments...............    0.0%
   Symbol
     Technologies,
     Inc....................           41,854    486,343      --         --              41,854     486,343
                                              ----------         ----------                     -----------
       Electronic
         Equipment
         &
         Instruments
         Total..............                     486,343                 --                         486,343
                                              ----------         ----------                     -----------
Internet Software &
  Services..................    0.9%
   eBay, Inc................               --         -- 115,000  4,606,900             115,000   4,606,900
   Google, Inc.,
     Class A (a)............               --         --   9,000  3,263,580               9,000   3,263,580
   Yahoo!, Inc..............               --         -- 120,000  3,847,200             120,000   3,847,200
                                              ----------         ----------                     -----------
       Internet
         software &
         Services
         Total..............                          --         11,717,680                      11,717,680
                                              ----------         ----------                     -----------
IT Services.................    1.7%
   Accenture Ltd.,
     Class A................               --         --  80,000  2,612,800              80,000   2,612,800
   DST Systems,
     Inc. (a)...............           41,500  2,333,545      --         --              41,500   2,333,545
   First Data Corp..........           49,250  2,222,653  90,000  4,061,700             139,250   6,284,353
   Infosys
     Technologies
     Ltd., ADR..............               --         --  61,000  4,318,800              61,000   4,318,800
   Paychex Inc..............               --         -- 128,000  5,126,400             128,000   5,126,400
                                              ----------         ----------                     -----------
       IT Services
         Total..............                   4,556,198         16,119,700                      20,675,898
                                              ----------         ----------                     -----------
Office Electronics..........    0.5%

                                      ColumbiaStrategic    Columbia Young                Columbia Strategic
                                           Investor           Investor        Pro-Forma       Investor
                                        Acquiring Fund      Acquired Fund    Adjustments Pro-Forma Combined
                             % of Net ------------------ ------------------- ----------- -------------------
                              Assets  Shares  Value ($)  Shares   Value ($)   Value ($)  Shares   Value ($)
                             -------- ------- ---------- ------- ----------- ----------- ------- -----------
   Zebra
     Technologies
     Corp., Class A
     (a)....................           54,687  2,413,884  80,000   3,531,200             134,687   5,945,084
                                              ----------         -----------                     -----------
       Office
         Electronics
         Total..............                   2,413,884           3,531,200                       5,945,084
                                              ----------         -----------                     -----------
Semiconductors &
  Semiconductor
  Equipment.................   3.9%
   Advanced Micro
     Devices, Inc.
     (a)....................           30,000  1,160,100      --          --              30,000   1,160,100
   Analog Devices,
     Inc....................               --         -- 125,000   4,767,500             125,000   4,767,500
   Applied
     Materials, Inc.........               --         -- 100,000   1,834,000             100,000   1,834,000
   ASML Holding
     N.V., N.Y.
     Registered
     Shares (a).............           36,000    744,480  68,000   1,406,240             104,000   2,150,720
   Intel Corp...............           50,000  1,030,000 138,000   2,842,800             188,000   3,872,800
   LSI Logic Corp.
     (a)....................           75,000    731,250      --          --              75,000     731,250
   Marvel
     Technology
     Group Ltd. (a).........               --         --  63,000   3,856,860              63,000   3,856,860
   Micron
     Technology,
     Inc. (a)...............           75,000  1,163,250      --          --              75,000   1,163,250
   Samsung
     Electronics
     Co., Ltd., GDR
     (b)....................           15,000  5,306,250  36,000  12,735,000              51,000  18,041,250
   Sanken Electric
     Co. Ltd................           74,000  1,108,119 138,000   2,066,493             212,000   3,174,612
   Silicon
     Laboratories,
     Inc.(a)................               --         --  24,000   1,151,520              24,000   1,151,520
   Texas
     Instruments,
     Inc....................           67,500  2,014,875 148,000   4,417,800             215,500   6,432,675
   United
     Microelectronics
     Corp...................          149,292    470,270      --          --             149,292     470,270
                                              ----------         -----------                     -----------

         Semiconductors
         &
         Semiconductor
         Equipment
         Total..............                  13,728,594          35,078,213                      48,806,807
                                              ----------         -----------                     -----------
Software....................   2.0%
   Check Point
     Software
     Technologies
     Ltd. (a)...............           60,000  1,275,600      --          --              60,000   1,275,600
   Electronics
     Arts, Inc. (a).........               --         --  81,000   4,209,570              81,000   4,209,570
   Microsoft Corp...........          112,500  3,026,250 384,000  10,329,600             496,500  13,355,850
   Novell, Inc. (a).........          100,000    951,000      --          --             100,000     951,000
   Oracle Corp. (a).........               --         -- 100,000   1,242,000             100,000   1,242,000
   SAP AG, ADR..............               --         --  35,000   1,788,500              35,000   1,788,500
   Quest Software,
     Inc. (a)...............           60,000    874,200      --          --              60,000     874,200
   Wind River
     Systems, Inc.
     (a)....................           40,000    618,800  30,000     464,100              70,000   1,082,900
                                              ----------         -----------                     -----------
       Software
         Total..............                   6,745,850          18,033,770                      24,779,620
                                              ----------         -----------                     -----------
       INFORMATION
         TECHNOLOGY
         TOTAL..............                  50,247,007         120,595,519                     170,842,526
                                              ----------         -----------                     -----------
MATERIALS...................   4.3%
Chemicals...................   1.4%
   Air Products &
     Chemicals, Inc.........           27,500  1,764,400      --          --              27,500   1,764,400
   Cabot Corp...............           40,000  1,480,800      --          --              40,000   1,480,800
   Calgon Carbon
     Corp...................           50,000    389,000      --          --              50,000     389,000
   Dow Chemical Co..........           20,000    860,600      --          --              20,000     860,600
   International
     Flavors &
     Fragrances,
     Inc....................           47,000  1,627,610  87,000   3,012,810             134,000   4,640,420
   Monsanto Co..............               --         --  40,000   3,355,200              40,000   3,355,200
   Mosaic Co. (a)...........           40,000    636,000      --          --              40,000     636,000
   Potash Corp. of
     Saskatchewan,
     Inc....................           37,500  3,590,625  10,000     957,500              47,500   4,548,125
                                              ----------         -----------                     -----------
       Chemicals
         Total..............                  10,349,035           7,325,510                      17,674,545
                                              ----------         -----------                     -----------
Construction
  Materials.................   0.2%
   Martin Marietta
     Materials, Inc.........           20,000  1,950,000      --          --              20,000   1,950,000
                                              ----------         -----------                     -----------
       Construction
         Materials
         Total..............                   1,950,000                  --                       1,950,000
                                              ----------         -----------                     -----------
Containers &
  Packaging.................   0.1%
   Packaging Corp.
     of America.............           40,000    912,400      --          --              40,000     912,400
                                              ----------         -----------                     -----------
       Containers &
         Packaging
         Total..............                     912,400                  --                         912,400
                                              ----------         -----------                     -----------
Metals & Mining.............   2.0%
   Alcoa, Inc...............               --         --  70,000   2,052,400              70,000   2,052,400
   AngloGold
     Ashanti Ltd.,
     ADR....................           30,000  1,527,600      --          --              30,000   1,527,600
   Companhia Vale
     do Rio Doce,
     ADR....................           67,500  3,134,025      --          --              67,500   3,134,025

                                          ColumbiaStrategic    Columbia Young                 Columbia Strategic
                                              Investor            Investor                         Investor
                                           Acquiring Fund       Acquired Fund     Pro-Forma   Pro-Forma Combined
                                % of Net ------------------- ------------------- Adjustments ---------------------
                                 Assets  Shares   Value ($)  Shares   Value ($)   Value ($)  Shares    Value ($)
                                -------- ------- ----------- ------- ----------- ----------- ------- -------------
   Gammon Lake
     Resources,
     Inc. (a)..................           50,000     802,000      --          --              50,000       802,000
   Mittal Steel Co.
     NV, Class A...............           67,000   2,219,040 122,000   4,040,640             189,000     6,259,680
   Newmont Mining
     Corp......................           20,000   1,058,400 105,000   5,556,599             125,000     6,614,999
   Phelps Dodge
     Corp......................               --          --  32,000   4,416,000              32,000     4,416,000
                                                 -----------         -----------                     -------------
       Metals &
         Mining
         Total.................                    8,741,065          16,065,639                        24,806,704
                                                 -----------         -----------                     -------------
Paper & Forest
  Products.....................   0.6%
   International
     Paper Co..................           30,000     983,100      --          --              30,000       983,100
   Votorantim
     Celulose e
     Papel SA,ADR..............          126,000   1,859,760 236,000   3,483,360             362,000     5,343,120
   Weyerhaeuser Co.............               --          --  25,000   1,707,250              25,000     1,707,250
                                                 -----------         -----------                     -------------
       Paper &
         Forest
         Products
         Total.................                    2,842,860           5,190,610                         8,033,470
                                                 -----------         -----------                     -------------
       MATERIALS
         TOTAL.................                   24,795,360          28,581,759                        53,377,119
                                                 -----------         -----------                     -------------
TELECOMMUNICATION
  SERVICES.....................   2.2%
Diversified
  Telecommunication
  Services.....................   1.9%
   AT&T, Inc...................           42,500   1,172,575 200,000   5,518,000             242,500     6,690,575
   BellSouth Corp..............           50,000   1,579,000 107,676   3,400,408             157,676     4,979,408
   Chunghwa Telecom
     Co. Ltd., ADR.............           76,000   1,436,400 140,000   2,646,000             216,000     4,082,400
   Telekomunikasi
     Indonesia, ADR............           86,000   2,240,300 159,000   4,141,950             245,000     6,382,250
   Verizon
     Communications,
     Inc.......................           47,500   1,600,750      --          --              47,500     1,600,750
                                                 -----------         -----------                     -------------
       Diversified
         Telecommunication
         Services
         Total.................                    8,029,025          15,706,358                        23,735,383
                                                 -----------         -----------                     -------------
Wireless
  Telecommunication
  Services.....................   0.3%
   China Mobile
     Hong Kong Ltd.............               --          --  75,000   1,817,249              75,000     1,817,249
   Nextel Partners,
     Inc., Class A
     (a).......................           40,000   1,122,400      --          --              40,000     1,122,400
   Sprint Nextel
     Corp......................           50,000   1,201,500      --          --              50,000     1,201,500
                                                 -----------         -----------                     -------------
       Wireless
         Telecommunication
         Services
         Total.................                    2,323,900           1,817,249                         4,141,149
                                                 -----------         -----------                     -------------

         TELECOMMUNICATION
         SERVICES
         TOTAL.................                   10,352,925          17,523,607                        27,876,532
                                                 -----------         -----------                     -------------
UTILITIES......................   2.1%
Electric Utilities.............   0.9%
   Edison
     International.............           75,000   3,327,000      --          --              75,000     3,327,000
   Entergy Corp................           12,500     906,375  30,000   2,175,300              42,500     3,081,675
   Exelon Corp.................           30,000   1,713,300  35,000   1,998,850              65,000     3,712,150
   Westar Energy,
     Inc.......................           30,000     645,600      --          --              30,000       645,600
                                                 -----------         -----------                     -------------
       Electric
         Utilities
         Total.................                    6,592,275           4,174,150                        10,766,425
                                                 -----------         -----------                     -------------
Independent Power
  Producers &
  Energy Traders...............   0.1%
   Duke Energy Corp............           40,000   1,136,000      --          --              40,000     1,136,000
   Dynegy, Inc.,
     Class A (a)...............          117,500     635,675      --          --             117,500       635,675
                                                 -----------         -----------                     -------------
       Independent
         Power
         Producers
         & Energy
         Traders
         Total.................                    1,771,675                  --                         1,771,675
                                                 -----------         -----------                     -------------
Multi-Utilities................   1.1%
   California Water
     Service Group.............           32,546   1,424,213      --          --              32,546     1,424,213
   Dominion
     Resources, Inc............           30,000   2,253,000  67,500   5,069,250              97,500     7,322,250
   NiSource, Inc...............           75,000   1,539,750      --          --              75,000     1,539,750
   PG&E Corp...................               --          --  41,078   1,563,007              41,078     1,563,007
   TECO Energy, Inc............          100,000   1,706,000      --          --             100,000     1,706,000
                                                 -----------         -----------                     -------------

         Multi-Utilities
         Total.................                    6,922,963           6,632,257                        13,555,220
                                                 -----------         -----------                     -------------
       UTILITIES
         TOTAL.................                   15,286,913          10,806,407                        26,093,320
                                                 -----------         -----------                     -------------
   Total Common
     Stocks....................                  392,598,006         724,538,772                     1,117,136,778
                                                 -----------         -----------                     -------------

                                                                   Columbia Young                        Columbia Strategic
                                        ColumbiaStrategic             Investor           Pro-Forma            Investor
                                     Investor Acquiring Fund        Acquired Fund       Adjustments      Pro-Forma Combined
                           % of Net ----------------------    ----------------------    -----------   ------------------------
                            Assets    Shares     Value ($)      Shares     Value ($)     Value ($)      Shares     Value ($)
                           -------- ---------- -----------    ---------- -----------    -----------   ---------- -------------
INVESTMENT COMPANY........    0.3%
   iShares MSCI
     Malaysia Index
     Fund.................             150,000   1,101,000            --          --                     150,000     1,101,000
   Japan Smaller
     Capitalization
     Fund, Inc. (a).......                  --          --            --          --                          --            --
   Fund, Inc. (a).........             100,000   1,576,000            --          --                     100,000     1,576,000
   Thai Fund, Inc.........             100,000   1,075,000            --          --                     100,000     1,075,000
                                               -----------               -----------                             -------------
   Total Investment
     Company..............                       3,752,000                        --                                 3,752,000
                                               -----------               -----------                             -------------
SHORT-TERM
  OBLIGATIONS.............    9.8%
Repurchase
  Agreements..............    9.1%
   Repurchase
     agreement with
     State Street
     Bank & Trust
     Co., dated
     02/28/06, due
     03/01/06 at
     4.440%,
     collateralized
     by a U.S.
     Treasury Note
     maturing
     08/15/10,
     market value
     of $82,815,000
     (repurchase
     proceeds
     $79,473,801).........          79,464,000  79,464,000                                            79,464,000    79,464,000
                                               -----------               -----------                             -------------
   Repurchase
     agreement with
     State Street
     Bank & Trust
     Co., dated
     02/28/06, due
     03/01/06 at
     4.440%,
     collateralized
     by a U.S.
     Treasury Note
     maturing
     2/15/36,
     market value
     of $34,223,025
     (repurchase
     proceeds
     $33,553,138).........                  --          --    33,549,000  33,549,000                  33,549,000    33,549,000
                                               -----------               -----------                             -------------
   Total Repurchase
     Agreements...........                      79,464,000                33,549,000                               113,013,000
                                               -----------               -----------                             -------------
U.S. GOVERNMENT
  AGENCY..................    0.7%
Federal Home Loan
  Bank
   Discount Note
     2.600%
     03/01/06 (c).........           8,840,000   8,840,000            --          --                   8,840,000     8,840,000
                                               -----------               -----------                             -------------
       Short- Term
         Obligations
         Total
         (cost of
         $88,304,000).....                      88,304,000                33,549,000                               121,853,000
                                               -----------               -----------                             -------------
   Total Investments......   99.7%             484,654,006               758,087,772                             1,242,741,778
   Other Assets &
     Liabilities,
     Net..................    0.3%                 487,762                 3,339,855     (613,760)(f)                3,213,857
                            -----              -----------               -----------     --------                -------------
   Net Assets.............  100.0%             485,141,768               761,427,627     (613,760)(f)            1,245,955,635
                                               ===========               ===========     ========                =============
   Total
     Investments at
     Cost.................                     390,272,630(d)            614,411,036(e)                          1,004,683,666
                                               ===========               ===========                             =============

--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    February 28, 2006, the value of this security, which is not illiquid, represents 1.1% of net assets.
(c) The rate shown represents the annualized yield at the date of purchase.
(d) Cost for federal income tax purposes is $390,272,630.
(e) Cost for federal income tax purposes is $614,411,036
(f) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $0 and $613,760 to be borne by Columbia Strategic Investor Fund and Columbia Young Investor Fund, respectively.

Acronym    Name
-------    ----
ADR        American Depositary Receipt
GDR        Global Depositary Receipt

PRO-FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

                                            Columbia      Columbia                      ColumbiaStrategic
                                           Strategic        Young                         Investor Fund
                                         Investor Fund  Investor Fund     Pro-Forma         Pro-Forma
                                         Acquiring Fund Acquired Fund    Adjustments        Combined
                                         -------------- -------------  ------------     -----------------
Assets:
Investments, at cost....................  $390,272,630  $ 614,411,036  $         --      $1,004,683,666

Investments, at value...................   405,190,006    724,538,772            --       1,129,728,778
Repurchase agreements...................    79,464,000     33,549,000            --         113,013,000
Cash....................................            65            340            --                 405
Foreign currency........................         1,470             --            --               1,470
Receivable for:
   Investments sold.....................       860,509      4,186,022            --           5,046,531
   Fund shares sold.....................       995,232         68,856            --           1,064,088
   Interest.............................         9,801          4,138            --              13,939
   Dividends............................       545,080      1,408,211            --           1,953,291
Foreign tax reclaims....................         2,537          6,003            --               8,540
Expense reimbursement due from
  Investment Advisor/Distributor........            --        178,822            --             178,822
Deferred Trustees' compensation plan....        20,230         28,359            --              48,589
Other assets............................         7,709         33,513            --              41,222
                                          ------------  -------------  ------------      --------------
       Total Assets.....................   487,096,639    764,002,036            --       1,251,098,675

Liabilities:
Payable for:
   Investments purchased................       259,164        460,938            --             720,102
   Fund share repurchased...............            --        566,434            --             566,434
   Capital stock redeemed...............     1,156,034             --            --           1,156,034
   Investment advisory fee..............       277,267        341,079            --             618,346
   Administration fee...................            --        106,863            --             106,863
   Transfer agent fee...................        54,913        794,093            --             849,006
   Pricing and bookkeeping fees.........        15,519         10,475            --              25,994
   Service and Distribution fee.........       109,734         27,952            --             137,686
   Custody fee..........................         9,166             --            --               9,166
   Report to shareholders...............        37,845        169,693            --             207,538
   Chief compliance officer expenses....         1,223          1,535            --               2,758
Deferred compensation plan..............        20,230         28,359            --              48,589
Other liabilities.......................        13,776         66,988       613,760(e)          694,524
                                          ------------  -------------  ------------      --------------
       Total Liabilities................     1,954,871      2,574,409       613,760(e)        5,143,040
                                          ------------  -------------  ------------      --------------
Net Assets..............................  $485,141,768  $ 761,427,627  $   (613,760)(e)  $1,245,955,635
                                          ============  =============  ============      ==============
Composition of Net Assets:
Paid-in capital.........................  $371,262,154  $ 722,862,365  $         --      $1,094,124,519
Undistributed net investment income.....       727,315        877,977      (613,760)(e)         991,532
Accumulated net realized gain (loss)....    18,771,593   (105,984,806)           --         (87,213,213)
Net unrealized appreciation on
  Investments...........................    94,381,376    143,676,737            --         238,058,113
Foreign currency translations...........          (670)        (4,646)                           (5,316)
                                          ------------  -------------  ------------      --------------
Net Assets..............................  $485,141,768  $ 761,427,627  $   (613,760)(e)  $1,245,955,635
                                          ============  =============  ============      ==============
(a)Class A
   Net assets...........................  $185,022,983  $  88,736,258  $    (71,527)(e)  $  273,687,714
   Shares outstanding...................     8,899,128      6,444,207    (2,179,429)(f)      13,163,906
                                          ============  =============
   Net asset value per share (b)(c).....  $      20.79  $       13.77                    $        20.79
                                          ============  =============                    ==============
   Maximum sales charge.................          5.75%          5.75%                             5.75%
                                          ============  =============                    ==============
   Maximum offering price per share (d).  $      22.06  $       14.61                    $        22.06
                                          ============  =============                    ==============
(a)Class B
   Net assets...........................  $ 53,916,987  $   5,281,493  $     (4,257)(e)  $   59,194,223
   Shares outstanding...................     2,633,870        390,870      (133,067)(f)       2,891,673
                                          ------------  -------------                    --------------
   Net asset value and offering price
     per share (b)(c)...................  $      20.47  $       13.51                    $        20.47
                                          ============  =============                    ==============
(a)Class C
   Net assets...........................  $ 45,615,847  $     872,955  $       (704)(e)  $   46,488,098
   Shares outstanding...................     2,227,709         64,584       (21,994)(f)       2,270,299
                                          ------------  -------------                    --------------
   Net asset value and offering price
     per share (b)(c)...................  $      20.48  $       13.52                    $        20.48
                                          ============  =============                    ==============
   Class D..............................
   Net assets...........................  $    467,904  $          --  $         --      $      467,904
   Shares outstanding...................        22,866             --            --              22,866
                                          ------------  -------------                    --------------
   Net asset value and offering price
     per share (b)(c)...................  $      20.46  $          --                    $        20.46
                                          ============  =============                    ==============
(a)Class Z
   Net assets...........................  $200,118,047  $ 666,536,921  $   (537,272)(e)  $  866,117,696
   Shares outstanding...................     9,607,528     55,602,211   (23,629,112)(f)      41,580,627
                                          ------------  -------------                    --------------
   Net asset value and offering price
     per share (c)......................  $      20.83  $       11.99                    $        20.83
                                          ============  =============                    ==============

--------
(a) Class A, B, C and Z shares of Columbia Young Investor Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Strategic Investor Fund based on the net asset value per share of Columbia Strategic Investor Fund's Class A, B, C and Z shares at the time of the merger.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.
(d) On sales of $50,000 or more the offering price is reduced.
(e) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $0 and $613,760 to be borne by Columbia Strategic Investor Fund and Columbia Young Investor Fund, respectively.
(f) Reflects estimated shares issued to Columbia Young Investor Fund at the time of the merger.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
For the Twelve Months Ended February 28, 2006 (unaudited)

                                                                                      Columbia
                                           Columbia       Columbia                    Strategic
                                             Young       Strategic                  Investor Fund
                                         Investor Fund Investor Fund   Pro-Forma      Pro-Forma
                                         Acquired Fund Acquiring Fund Adjustments     Combined
                                         ------------- -------------- -----------  -------------
Investment Income:
Dividends...............................  $10,480,502   $ 6,198,648   $        --  $ 16,679,150
Interest................................    1,332,610     3,988,391                   5,321,001
Foreign taxes withheld..................     (110,690)     (142,249)           --      (252,939)
                                          -----------   -----------   -----------  ------------
   Total Investment Income..............   11,702,422    10,044,790            --    21,747,212
                                          -----------   -----------   -----------  ------------
Expenses:
Investment advisory fee.................    4,488,121     3,786,643    (1,146,611)    7,128,153(a)
Administration fee......................    1,406,397            --       438,141     1,844,538(b)
Distribution fee:
       Class A..........................       90,782            --       (90,782)          -- (c)
       Class B..........................       42,562       358,735            --       401,297(c)
       Class C..........................        6,121       288,866            --       294,987(c)
       Class D..........................                      4,130            --         4,130(c)
Service fee:
       Class A..........................      226,955       412,488            --       639,443(c)
       Class B..........................       14,187       119,578            --       133,765(c)
       Class C..........................        2,040        96,289            --        98,329(c)
       Class D..........................           --         1,377            --         1,377(c)
Transfer agent fee......................    4,753,856       741,872    (1,401,692)    4,094,036(b)
Pricing and bookkeeping fees............      183,575       169,100      (175,354)      177,321(d)
Directors' fees.........................       28,114        18,320        (9,371)       37,063(d)
Custody fee.............................       59,973        60,662            --       120,635
Audit fee...............................       34,233        37,260       (29,889)       41,604(d)
Registration fees.......................       58,691        94,750       (62,194)       91,247(d)
Reports to Shareholders.................      349,980       129,784       (52,497)      427,267(d)
Chief compliance officer expenses and
  fees..................................       10,340         9,768        (5,108)       15,000(d)
Non-Recurring Costs.....................       11,680         7,835            --        19,515
Other expenses..........................       71,681        44,954            --       116,635
                                          -----------   -----------   -----------  ------------
   Total Expenses.......................   11,839,288     6,382,411    (2,535,357)   15,686,342
Fees waived/reimbursed by Investment
  Advisor:..............................   (3,083,956)                 (1,520,553)   (1,563,403)(e)
Fees waived by Transfer Agent:..........     (291,116)     (134,907)      426,023           -- (b)
Fees waived by Distributor - Class A....      (45,391)           --        45,391           -- (c)
Non-recurring costs assumed by
  Investment Advisor....................      (11,680)       (7,835)           --       (19,515)
Custody earnings credit.................       (3,725)       (1,353)           --        (5,078)
                                          -----------   -----------   -----------  ------------
   Net Expenses.........................    8,403,420     6,238,316      (543,390)   14,098,346
                                          -----------   -----------   -----------  ------------
Net Investment Income...................    3,299,002     3,806,474       543,390     7,648,866
                                          -----------   -----------   -----------  ------------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency
  transactions
Net realized gain on investments and
  foreign currency transactions.........   50,555,862    37,928,279            --    88,484,141
Net change in unrealized
  appreciation/depreciation on
  investments and foreign currency
  transactions..........................    8,958,757     5,430,568                  14,389,325
                                          -----------   -----------   -----------  ------------
Net.....................................   59,514,619    43,358,847            --   102,873,466
                                          -----------   -----------   -----------  ------------
Net Increase in Net Assets from
  Operations............................  $62,813,621   $47,165,321   $   543,390   110,522,332
                                          -----------   -----------   -----------  ------------

--------
(a) Based on the contract in effect for Columbia Young Investor Fund, the Acquired fund.
(b) Reflects the impact of changes to the fee that is expected to be implemented on the date the merger is consummated.
(c) Based on the contract in effect for Columbia Strategic Investor Fund, the surviving fund.
(d) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(e) Based on contractual expense limitation expected post merger.

The following table shows on an unaudited basis the capitalization of the Acquired and the Acquiring Fund as of February 28, 2006, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                                                          Columbia
                                              Columbia                    Strategic
                                 Columbia     Strategic                 Investor Fund
                                   Young      Investor      Pro Forma     Pro Forma
                               Investor Fund    Fund       Adjustments    Combined
                               ------------- ------------ ------------  -------------
Class A
Net asset value............... $ 88,736,258  $185,022,983 $    (71,527) $273,687,714
Shares outstanding............    6,444,207     8,899,128   (2,179,429)   13,163,906
Net asset value per share..... $      13.77  $      20.79               $      20.79

Class B
Net asset value............... $  5,281,493  $ 53,916,987 $     (4,257) $ 59,194,223
Shares outstanding............      390,870     2,633,870     (133,067)    2,891,673
Net asset value per share..... $      13.51  $      20.47               $      20.47

Class C
Net asset value............... $    872,955  $ 45,615,847 $       (704) $ 46,488,098
Shares outstanding............       64,584     2,227,709      (21,994)    2,270,299
Net asset value per share..... $      13.52  $      20.48               $      20.48

Class D
Net asset value...............           --  $    467,904           --  $    467,904
Shares outstanding............           --        22,866           --        22,866
Net asset value per share.....           --  $      20.46               $      20.46

Class Z
Net asset value............... $666,536,921  $200,118,047 $   (537,272) $866,117,696
Shares outstanding............   55,602,211     9,607,528  (23,629,112)   41,580,627
Net asset value per share..... $      11.99  $      20.83               $      20.83

--------
(1) Assumes the Merger was consummated on February 28, 2006 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Strategic Investor Fund will be received by the shareholders of the Columbia Young Investor Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Strategic Investor Fund that actually will be received on or after such date.

                       COLUMBIA STRATEGIC INVESTOR FUND
                                      AND
                         COLUMBIA YOUNG INVESTOR FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               February 28, 2006
                                  (unaudited)

Note 1. Organization

Columbia Strategic Investor Fund (the "Acquiring Fund" or the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Young Investor Fund (the "Acquired Fund"), a series of the Columbia Funds Series Trust I, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. The Acquired Fund seeks long-term growth. The Acquired Fund also has an educational objective to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials which are paid for by the Acquired Fund.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Class D and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on March 1, 2005. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of February 28, 2006. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended February 28, 2006. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of February 28, 2006, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund included within its semiannual shareholder reports dated February 28, 2006, as well as the annual shareholder reports dated August 31, 2005 and September 30, 2005 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of February 28, 2006. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at February 28, 2006:

                                                 Additional
                                                   Shares
                                    Shares of      Assumed     Total Shares
                                 Acquiring Fund  Issued with Outstanding Post
Class of Shares                  Pre-Combination   Merger      Combination
---------------                  --------------- ----------- ----------------
Class A Shares..................    8,899,128     4,264,778     13,163,906
Class B Shares..................    2,633,870       257,803      2,891,673
Class C Shares..................    2,227,709        42,590      2,270,299
Class D Shares..................       22,866            --         22,866
Class Z Shares..................    9,607,528    31,973,099     41,580,627

Note 6. Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the Advisor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

PART C. OTHER INFORMATION

Item 15.Indemnification

   Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

   Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with
Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or
(b) an independent legal counsel as expressed in a written opinion; and
(iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

   Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

   Article Five also provides that its indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

   The Registrant's investment adviser, Columbia Management Advisors, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by Columbia Management Advisors, LLC.

Item 16.Exhibits

     (1) (a) Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

          (b) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

     (2)  Amended and Restated By-Laws. (2)

     (3)  Not applicable.

     (4) (a) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

          (b) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

     (5)  Not applicable.

     (6) (a) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Balanced Fund) (2)

          (b) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Conservative High Yield Fund) (2)

          (c) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Greater China Fund) (2)

          (d) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Mid Cap Growth Fund) (2)

          (e) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Oregon Intermediate Municipal Bond Fund) (2)

          (f) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Real Estate Equity Fund) (2)

          (g) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Small Cap Growth Fund I) (2)

          (h) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Strategic Investor Fund) (2)

          (i) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Technology Fund) (2)

          (j) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Asset Allocation Fund, Columbia Small Cap Core Fund, Columbia Small Company Equity Fund, Columbia Dividend Income Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Large Cap Growth
          Fund) (2)

          (k) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Utilities Fund) (2)

          (l) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Income Fund and Intermediate Bond Fund) (2)

          (m) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia U.S. Treasury Index Fund) (2)

          (n) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia World Equity Fund) (2)

          (o) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Core Bond Fund) (2)

          (p) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia High Yield Opportunity Fund) (2)

          (q) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Small Cap Value Fund I) (2)

          (r) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Growth Stock Fund and Columbia Young Investor Fund) (2)

          (s) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Tax-Exempt Insured Fund) (2)

          (t) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Liberty Fund) (2)

          (u) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) (2)

          (v) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Connecticut Intermediate Municipal Fund) (2)

          (w) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Massachusetts Intermediate Municipal Bond Fund) (2)

          (x) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia New Jersey Intermediate Municipal Bond Fund) (2)

          (y) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia New York Intermediate Municipal Bond Fund) (2)

          (z) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Rhode Island Intermediate Municipal Bond Fund) (2)

     (7)  (a) Form of Distribution Agreement between the Registrant and
          Columbia Management Distributors, Inc. dated as of March __, 2006. (2)

          (b) Form of Shareholder Servicing Plan Implementation Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March __, 2006. (2)

     (8)  Not applicable.

     (9)  Not applicable.

     (10) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006, and is hereby incorporated by reference and made a part of this Registration Statement.

     (11) (a)Distribution Plan between the Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (2)

          (b)Multiple Class Plan pursuant to Rule 18f-3, dated July 31, 2002, as amended January 29, 2003 and September 30, 2003 - filed as Exhibit 99(n) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Balanced Fund, Inc. (File Nos 33-41401 and 811-6338), filed with the Commission on or about October 14, 2003, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Common Stock Fund, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia High Yield Opportunity Fund, Columbia Strategic Investor Fund, Columbia Mid Cap Growth Fund and Columbia Dividend Fund).

          (c)Plan pursuant to Rule 18f-3(d), effective April 22, 1996, as amended and restated December 12, 2001, July 26, 2002, November 1, 2003 and February 17, 2004 filed as Exhibit (n) in Part C, Item 23 of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement. (Columbia Greater China Fund, Columbia Liberty Fund, Columbia World Equity Fund, Columbia Core Bond Fund, Columbia Tax-Exempt Insured

          Fund, Columbia Utilities Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Municipal Bond Fund, Columbia Rhode Island Intermediate Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Small Cap Value Fund I and Columbia U.S. Treasury Index Fund).

          (d)Plan pursuant to Rule 18f-3(d), amended and restated as of November 1, 2003 - filed as Exhibit 99(n) to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos 33-11351 and 811-4978) filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Income Fund, Columbia Intermediate Bond Fund, Growth Stock Fund, Young Investor Fund, Asset Allocation Fund, Columbia Disciplined Value Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund).

     (12) (a)(i)Opinion of Ropes & Gray LLP - filed herewith.

          (a)(ii)Opinion of Ropes & Gray LLP - filed herewith.

          (b)(i)Consent of Ropes & Gray LLP - filed herewith.

          (b)(ii)Consent of Ropes & Gray LLP - filed herewith.

     (13) (a)(i)Form of Opinion of Ropes & Gray LLP - to be filed by amendment.

          (b)Form of Opinion of Ropes & Gray LLP - to be filed by amendment.

     (14) (a)Form of Administrative Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March __, 2006.(2)

          (b)Form of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March __, 2006.(2)

          (c)Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement between the Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. dated as of March __, 2006.(2)

          (d)(i) Credit Facility with State Street Bank and Trust Company dated July 23, 2004--filed as exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

          (d)(ii) Amendment Agreement No. 1 to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005 - filed as Exhibit
          (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(iii) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005 - Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(iv) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of SteinRoe Variable Investment Trust, dated July 22, 2005 - Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about
          July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(v) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of Liberty Variable Investment Trust, dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about
          July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(vi) Second Amendment Agreement, dated February 3, 2006, to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.(2)

          (d)(vii) Form of Third Amendment Agreement, dated March __, 2006, to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.(2)

          (e)Form of Columbia Tax-Managed Growth Fund (filed under former name Liberty Tax-Managed Growth Fund) Gift Shares Trust - Filed as Exhibit
          (h)(9) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of Columbia Funds Trust I (File Nos 2-41251 and 811-2214), filed with the Commission on or about February 18, 2000, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Tax-Managed Growth Fund)

          (f)Form of Indemnification Agreement.(2)

     (15) (a) Consent of Independent Registered Public Accounting Firm - filed herewith.

          (b) Consent of Morningstar, Inc. (3)

     (16) Not applicable

     (17) Power of Attorney - filed herewith.

     (18) Not applicable.

--------
1. Incorporated by reference to Post-Effective Amendment No. 40 to Form N1-A filed on or about September 16, 2005.
2. Incorporated by reference to Post-Effective Amendment No. 46 to Form N1-A filed on or about March 24, 2006.
3. Incorporated by reference to Post-Effective Amendment No. 21 to Form N1-A filed on or about August 30, 1996.

Item 17.Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Series Trust I, in the City of Boston and The Commonwealth of Massachusetts, on the 31st day of May, 2006.

                                           COLUMBIA FUNDS SERIES TRUST I

                                           By:    /s/ Christopher L. Wilson
                                                  -----------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

   As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

       Signature                           Title                       Date
       ---------                           -----                       ----

/s/ Christopher L. Wilson President (Chief Executive Officer)      May 31, 2006
-------------------------
Christopher L. Wilson

/s/ J. Kevin Connaughton  Treasurer (Principal Financial Officer)  May 31, 2006
-------------------------
J. Kevin Connaughton

/s/ Michael G. Clarke     Chief Accounting Officer (Principal      May 31, 2006
------------------------- Accounting Officer)
Michael G. Clarke

/s/ Douglas A. Hacker     Trustee                                  May 31, 2006
-------------------------
Douglas A. Hacker*

/s/ Janet Langford Kelly  Trustee                                  May 31, 2006
-------------------------
Janet Langford Kelly*

/s/ Richard W. Lowry      Trustee                                  May 31, 2006
-------------------------
Richard W. Lowry*

/s/ Charles R. Nelson     Trustee                                  May 31, 2006
-------------------------
Charles R. Nelson*

/s/ John J. Neuhauser     Trustee                                  May 31, 2006
-------------------------
John J. Neuhauser*

                          Trustee                                  May 31, 2006
/s/ Patrick J. Simpson
------------------------
Patrick J. Simpson*

                          Trustee                                  May 31, 2006
/s/ Thomas E. Stitzel
------------------------
Thomas E. Stitzel*

                          Trustee                                  May 31, 2006
/s/ Thomas C. Theobald
------------------------
Thomas C. Theobald*

                          Trustee                                  May 31, 2006
/s/ Anne-Lee Verville
------------------------
Anne-Lee Verville*

                          Trustee                                  May 31, 2006
/s/ Richard L. Woolworth
------------------------
Richard L. Woolworth*

                          Trustee                                  May 31, 2006
/s/ William E. Mayer
------------------------
William E. Mayer*


                                             *By: /s/ Peter T. Fariel
                                                  ------------------------------
                                                  Attorney-in-Fact
                                                  May 31, 2006

INDEX TO EXHIBITS

        Exhibit      Exhibit Name
        -------      ------------
          12(a)(i).  Opinion of Ropes & Gray LLP.

          12(a)(ii). Opinion of Ropes & Gray LLP.

          12(b)(i).  Consent of Ropes & Gray LLP.

          12(b)(ii). Consent of Ropes & Gray LLP.

          15(a).     Consent of Independent Registered Accounting Firm.

          17.        Power of Attorney.

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

       VOTE BY INTERNET:

        .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

        .   GO TO [[  ]] AND FOLLOW THE ON SCREEN DIRECTIONS.

       VOTE BY TELEPHONE:

        .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

        .   WHEN YOU ARE READY TO VOTE, CALL TOLL FREE [[  ]].

        .   FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

       VOTE BY FAX:

        .   FAX YOUR EXECUTED PROXY TO US TOLL FREE AT [[  ]] ANYTIME.

       IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL

       [[ ]] FROM [[9:00 A.M. TO 11:00 P.M.]] EASTERN TIME MONDAY THROUGH FRIDAY, AND [[SATURDAYS FROM 12:00 P.M. TO 6:00 P.M.]]

       YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.

Merger 4- Proxy Card

                 Please detach at perforation before mailing.

COLUMBIA MANAGEMENT                                                       PROXY

                          COLUMBIA FUNDS SERIES TRUST
                     COLUMBIA MARSICO MID CAP GROWTH FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of[[__________]], [[__________]], [[__________]] and
[[__________]] as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 and at any adjournments thereof, as specified herein, and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

               VOTE VIA THE INTERNET: [[ ]]
               VOTE VIA THE TELEPHONE: [[ ]]


               -------------------------------
               999 9999 9999 999


               -------------------------------

               NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


               -------------------------------
               Shareholder sign here


               -------------------------------
               Co-owner sign here


               -------------------------------
               Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Merger 4- Proxy Card

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
 Proposal to approve an Agreement and Plan of               [ ]   [ ]     [ ]
 Reorganization with respect to the acquisition of Columbia Marsico Mid Cap Growth Fund by Columbia Mid Cap
 Growth Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]


-----------------------------

-----------------------------

Merger 4- Proxy Card

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

       IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX, YOU SHOULD NOT MAIL YOUR PROXY CARD.

       VOTE BY INTERNET:

        .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

        .   GO TO [[__________]] AND FOLLOW THE ON SCREEN DIRECTIONS.

       VOTE BY TELEPHONE:

        .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

        .   WHEN YOU ARE READY TO VOTE, CALL TOLL FREE [[__________]].

        .   FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

       VOTE BY FAX:

        .   FAX YOUR EXECUTED PROXY TO US TOLL FREE AT [[__________]] ANYTIME.

       IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL [[__________]] FROM [[9:00 A.M. TO 11:00 P.M.]] EASTERN TIME MONDAY THROUGH FRIDAY, AND SATURDAYS FROM [[12:00 P.M. TO 6:00 P.M.]]

       YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.

                 Please detach at perforation before mailing.

COLUMBIA MANAGEMENT                                                       PROXY

                         COLUMBIA FUNDS SERIES TRUST I
                         COLUMBIA YOUNG INVESTOR FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of [[__________]], [[__________]], [[__________]] and
[[__________]] as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 and at any adjournments thereof, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

               VOTE VIA THE INTERNET: [[__________]]
               VOTE VIA THE TELEPHONE: [[__________]]

               -------------------------------
               999 9999 9999 999

               -------------------------------

               NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


               -------------------------------
               Shareholder sign here


               -------------------------------
               Co-owner sign here


               -------------------------------
               Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

For shareholders of Columbia Young Investor Fund:
                                                            FOR AGAINST ABSTAIN
                                                            --- ------- -------
Proposal to approve an Agreement and Plan of                [ ]   [ ]     [ ]
Reorganization with respect to the acquisition of Columbia
Young Investor Fund by Columbia Strategic Investor Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]


-----------------------------

-----------------------------